EXHIBIT 10.1 MASTER CREDIT FACILITY AGREEMENT BY AND BETWEEN BORROWERS SIGNATORY HERETO AND PNC BANK, NATIONAL ASSOCIATION DATED AS OF June 17, 2020 STEADFAST (STAR) 2/PNC (2020 MCFA) 49046845-v11

TABLE OF CONTENTS ARTICLE 1 DEFINITIONS; SUMMARY OF TERMS ...........................................................2 Section 1.01 Defined Terms. ...............................................................................................2 Section 1.02 Schedules, Exhibits, and Attachments Incorporated. ................................2 ARTICLE 2 ADVANCES; COLLATERAL EVENTS ..............................................................2 Section 2.01 Advance Types. ..............................................................................................2 (a) Variable Advance. ....................................................................................................2 (b) Fixed Advance. .........................................................................................................3 (c) Protective Advances. ................................................................................................3 Section 2.02 Advances Generally. ......................................................................................3 (a) Request. .....................................................................................................................3 (b) Limitations on Executions. ......................................................................................3 (c) Making Advances. ....................................................................................................3 Section 2.03 Advance Terms and Payments on Advances. ..............................................5 (a) Debt Service Payments. ............................................................................................5 (b) Capitalization of Accrued But Unpaid Interest. ....................................................8 (c) Late Charges. ............................................................................................................8 (d) Default Rate. .............................................................................................................8 (e) Address for Payments. ...........................................................................................10 (f) Application of Payments. .......................................................................................10 Section 2.04 Prepayment; Prepayment Lockout; Prepayment Premium. ...................10 Section 2.05 Acceleration of Advances. ...........................................................................11 Section 2.06 Application of Collateral. ............................................................................11 Section 2.07 Casualty and Condemnation. .....................................................................12 Section 2.08 No Effect on Payment Obligations. ............................................................12 Section 2.09 Loss Resulting from Prepayment. ..............................................................12 Section 2.10 Collateral Events. .........................................................................................12 (a) Conversion from Variable Note to Fixed Note. ...................................................12 (b) Right to Obtain Releases of Mortgaged Property. ..............................................13 (c) Right to Add Additional Mortgaged Properties as Collateral. ..........................13 (d) Right to Substitutions. ............................................................................................13 Master Credit Facility Agreement Form 6001.MCFA Page i Fannie Mae 06-19 © 2019 Fannie Mae STEADFAST (STAR) 2/PNC (2020 MCFA) 49046845-v11

(e) Limitation on Collateral Events. ...........................................................................13 (f) Intentionally Deleted. .............................................................................................13 (g) Elected Coverage and LTV Tests. ........................................................................13 Section 2.11 Termination of Master Agreement. ...........................................................13 (a) Request. ...................................................................................................................14 (b) Conditions Precedent. ............................................................................................14 (c) Closing. ....................................................................................................................14 ARTICLE 3 PERSONAL LIABILITY .....................................................................................14 Section 3.01 Non-Recourse Liability; Exceptions. .........................................................14 Section 3.02 Personal Liability of Borrower. ..................................................................15 (a) Personal Liability Based on Lender’s Loss (Partial Recourse). .........................15 (b) Full Personal Liability (Full Recourse). ...............................................................16 Section 3.03 Personal Liability for Indemnity Obligations. ..........................................17 Section 3.04 Lender’s Right to Forego Rights Against Mortgaged Property. .............18 Section 3.05 Borrower Agency Provisions. .....................................................................18 Section 3.06 Joint and Several Obligation; Cross-Guaranty. .......................................18 Section 3.07 Waivers With Respect to Other Borrower Secured Obligation. .............19 Section 3.08 No Impairment. ............................................................................................23 Section 3.09 Election of Remedies. ...................................................................................23 Section 3.10 Subordination of Other Obligations. .........................................................24 Section 3.11 Insolvency and Liability of Other Borrower. ............................................25 Section 3.12 Preferences, Fraudulent Conveyances, Etc. ..............................................26 Section 3.13 Maximum Liability of Each Borrower. .....................................................26 Section 3.14 Liability Cumulative. ...................................................................................27 ARTICLE 4 BORROWER STATUS.........................................................................................27 Section 4.01 Representations and Warranties. ...............................................................27 (a) Due Organization and Qualification; Organizational Agreements. ..................27 (b) Location. ..................................................................................................................28 (c) Power and Authority. .............................................................................................28 (d) Due Authorization. .................................................................................................28 (e) Valid and Binding Obligations. .............................................................................28 (f) Effect of Master Agreement on Financial Condition. .........................................29 Master Credit Facility Agreement Form 6001.MCFA Page ii Fannie Mae 06-19 © 2019 Fannie Mae STEADFAST (STAR) 2/PNC (2020 MCFA) 49046845-v11

(g) Economic Sanctions, Anti-Money Laundering, and Anti-Corruption. .............29 (h) Single Purpose Status. ............................................................................................30 (i) No Bankruptcies or Judgments. ............................................................................32 (j) No Actions or Litigation. .......................................................................................32 (k) Payment of Taxes, Assessments, and Other Charges. ........................................33 (l) Not a Foreign Person. .............................................................................................33 (m) ERISA. .....................................................................................................................33 (n) Default Under Other Obligations. ........................................................................33 (o) Prohibited Person. ..................................................................................................34 (p) No Contravention; No Liens. .................................................................................34 (q) Lockbox Arrangement. ..........................................................................................35 (r) No Reliance. ............................................................................................................35 (s) Investment Company Act. .....................................................................................35 Section 4.02 Covenants. ....................................................................................................35 (a) Maintenance of Existence; Organizational Documents. .....................................35 (b) Economic Sanctions, Anti-Money Laundering, and Anti-Corruption. .............36 (c) Payment of Taxes, Assessments, and Other Charges. ........................................37 (d) Single Purpose Status. ............................................................................................37 (e) ERISA. .....................................................................................................................39 (f) Notice of Litigation or Insolvency. ........................................................................40 (g) Payment of Costs, Fees, and Expenses. ................................................................40 (h) Restrictions on Distributions. ................................................................................41 (i) Lockbox Arrangement. ..........................................................................................41 (j) Confidentiality of Certain Information. ...............................................................41 ARTICLE 5 THE ADVANCES ..................................................................................................41 Section 5.01 Representations and Warranties. ...............................................................41 (a) Receipt and Review of Loan Documents. .............................................................42 (b) No Default. ..............................................................................................................42 (c) No Defenses. ............................................................................................................42 (d) Loan Document Taxes. ..........................................................................................42 Section 5.02 Covenants. ....................................................................................................42 (a) Ratification of Covenants; Estoppels; Certifications. .........................................42 Master Credit Facility Agreement Form 6001.MCFA Page iii Fannie Mae 06-19 © 2019 Fannie Mae STEADFAST (STAR) 2/PNC (2020 MCFA) 49046845-v11

(b) Further Assurances. ...............................................................................................43 (c) Sale of Advances. ....................................................................................................44 (d) Limitations on Further Acts of Borrower. ...........................................................44 (e) Financing Statements; Record Searches. .............................................................45 (f) Loan Document Taxes. ..........................................................................................45 (g) Date-Down Endorsements. ....................................................................................45 Section 5.03 Administrative Matters Regarding Advances. ..........................................46 (a) Determination of Allocable Facility Amount and Valuations. ...........................46 ARTICLE 6 PROPERTY USE, PRESERVATION, AND MAINTENANCE ......................47 Section 6.01 Representations and Warranties. ...............................................................47 (a) Compliance with Law; Permits and Licenses. .....................................................47 (b) Property Characteristics. .......................................................................................47 (c) Property Ownership. ..............................................................................................48 (d) Condition of the Mortgaged Property. .................................................................48 (e) Personal Property. ..................................................................................................48 Section 6.02 Covenants. ....................................................................................................48 (a) Use of Property. ......................................................................................................48 (b) Property Maintenance. ..........................................................................................49 (c) Property Preservation. ...........................................................................................51 (d) Property Inspections. .............................................................................................51 (e) Compliance with Laws. ..........................................................................................52 (f) Alterations to any Mortgaged Property. ..............................................................53 Section 6.03 Administration Matters Regarding the Property. ....................................53 (a) Property Management. ..........................................................................................53 (b) Subordination of Fees to Affiliated Property Managers. ...................................54 (c) Property Condition Assessment. ...........................................................................54 ARTICLE 7 LEASES AND RENTS ..........................................................................................54 Section 7.01 Representations and Warranties. ...............................................................54 (a) Prior Assignment of Rents. ....................................................................................54 (b) Prepaid Rents. .........................................................................................................55 Section 7.02 Covenants. ....................................................................................................55 (a) Leases. ......................................................................................................................55 Master Credit Facility Agreement Form 6001.MCFA Page iv Fannie Mae 06-19 © 2019 Fannie Mae STEADFAST (STAR) 2/PNC (2020 MCFA) 49046845-v11

(b) Commercial Leases. ...............................................................................................55 (c) Payment of Rents. ...................................................................................................57 (d) Assignment of Rents. ..............................................................................................57 (e) Further Assignments of Leases and Rents. ..........................................................57 (f) Options to Purchase by Tenants. ..........................................................................57 Section 7.03 Administration Regarding Leases and Rents. ...........................................57 (a) Material Commercial Lease Requirements. ........................................................57 (b) Residential Lease Form. ........................................................................................58 ARTICLE 8 BOOKS AND RECORDS; FINANCIAL REPORTING ...................................58 Section 8.01 Representations and Warranties. ...............................................................58 (a) Financial Information. ...........................................................................................58 (b) No Change in Facts or Circumstances. ................................................................58 Section 8.02 Covenants. ....................................................................................................59 (a) Obligation to Maintain Accurate Books and Records; Access; Discussions with Officers and Accountants. .....................................................................................59 (b) Items to Furnish to Lender. ...................................................................................60 (c) Audited Financials. .................................................................................................63 (d) Delivery of Books and Records. ............................................................................63 Section 8.03 Administration Matters Regarding Books and Records and Financial Reporting. .....................................................................................................63 (a) Lender’s Right to Obtain Audited Books and Records. .....................................63 (b) Credit Reports; Credit Score. ...............................................................................64 ARTICLE 9 INSURANCE..........................................................................................................64 Section 9.01 Representations and Warranties. ...............................................................64 (a) Compliance with Insurance Requirements. .........................................................64 (b) Property Condition. ...............................................................................................64 Section 9.02 Covenants. ....................................................................................................65 (a) Insurance Requirements. .......................................................................................65 (b) Delivery of Policies, Renewals, Notices, and Proceeds. .......................................65 Section 9.03 Administration Matters Regarding Insurance. ........................................66 (a) Lender’s Ongoing Insurance Requirements. .......................................................66 (b) Application of Proceeds on Event of Loss. ...........................................................67 (c) Payment Obligations Unaffected. .........................................................................69 Master Credit Facility Agreement Form 6001.MCFA Page v Fannie Mae 06-19 © 2019 Fannie Mae STEADFAST (STAR) 2/PNC (2020 MCFA) 49046845-v11

(d) Foreclosure Sale. .....................................................................................................69 (e) Appointment of Lender as Attorney-In-Fact. ......................................................69 ARTICLE 10 CONDEMNATION .............................................................................................69 Section 10.01 Representations and Warranties. ...............................................................69 (a) Prior Condemnation Action. .................................................................................69 (b) Pending Condemnation Actions. ...........................................................................69 Section 10.02 Covenants. ....................................................................................................70 (a) Notice of Condemnation. .......................................................................................70 (b) Condemnation Proceeds. .......................................................................................70 Section 10.03 Administration Matters Regarding Condemnation. ................................70 (a) Application of Condemnation Awards. ................................................................70 (b) Payment Obligations Unaffected. .........................................................................70 (c) Appointment of Lender as Attorney-In-Fact. ......................................................71 (d) Preservation of Mortgaged Property. ...................................................................71 ARTICLE 11 LIENS, TRANSFERS, AND ASSUMPTIONS .................................................71 Section 11.01 Representations and Warranties. ...............................................................71 (a) No Labor or Materialmen’s Claims. ....................................................................71 (b) No Other Interests. .................................................................................................71 Section 11.02 Covenants. ....................................................................................................72 (a) Liens; Encumbrances. ............................................................................................72 (b) Transfers. ................................................................................................................72 (c) No Other Indebtedness. .........................................................................................76 (d) No Mezzanine Financing or Preferred Equity. ...................................................76 Section 11.03 Administration Matters Regarding Liens, Transfers, and Assumptions. .......................................................................................................................77 (a) Transfer of Collateral Pool. ...................................................................................77 (b) Permitted Transfers of Ownership Interests. ......................................................78 (c) Estate Planning. ......................................................................................................80 (d) Termination or Revocation of Trust. ....................................................................80 (e) Death of Key Principal or Guarantor; Restricted Ownership Interest/Controlling Interest Transfer Due to Death. .........................................81 (f) [Intentionally Deleted.] ..........................................................................................82 (g) Further Conditions on Transfers Requiring Lender’s Consent. .......................82 Master Credit Facility Agreement Form 6001.MCFA Page vi Fannie Mae 06-19 © 2019 Fannie Mae STEADFAST (STAR) 2/PNC (2020 MCFA) 49046845-v11

(h) Public Offering of Securities in Guarantor and/or Key Principal. ....................83 (i) Additional Transfer Provisions. ............................................................................84 (j) Notice of Change in Advisor. .................................................................................85 ARTICLE 12 IMPOSITIONS ....................................................................................................86 Section 12.01 Representations and Warranties. ...............................................................86 (a) Payment of Taxes, Assessments, and Other Charges. ........................................86 Section 12.02 Covenants. ....................................................................................................86 (a) Imposition Deposits, Taxes, and Other Charges. ................................................86 Section 12.03 Administration Matters Regarding Impositions. ......................................87 (a) Maintenance of Records by Lender. .....................................................................87 (b) Imposition Accounts. ..............................................................................................87 (c) Payment of Impositions; Sufficiency of Imposition Deposits. ............................87 (d) Imposition Deposits Upon Event of Default. ........................................................88 (e) Contesting Impositions. .........................................................................................88 (f) Release to Borrower. ..............................................................................................89 ARTICLE 13 REPLACEMENTS, REPAIRS, AND RESTORATION .................................89 Section 13.01 Covenants. ....................................................................................................89 (a) Initial Deposits to Replacement Reserve Account, Repairs Escrow Account, and Restoration Reserve Account. ...............................................................................89 (b) Monthly Replacement Reserve Deposits. .............................................................89 (c) Payment and Deliverables for Replacements, Repairs, and Restoration. .........89 (d) Assignment of Contracts for Replacements, Repairs, and Restoration. ...........90 (e) Indemnification. ......................................................................................................90 (f) Amendments to Loan Documents. ........................................................................90 (g) Administrative Fees and Expenses. ......................................................................91 Section 13.02 Administration Matters Regarding Reserves. ..........................................91 (a) Accounts, Deposits, and Disbursements. ..............................................................91 (b) Approvals of Contracts; Assignment of Claims. .................................................99 (c) Delays and Workmanship. ....................................................................................99 (d) Appointment of Lender as Attorney-In-Fact. ....................................................100 (e) No Lender Obligation. .........................................................................................100 (f) No Lender Warranty. ..........................................................................................100 ARTICLE 14 DEFAULTS/REMEDIES .................................................................................100 Master Credit Facility Agreement Form 6001.MCFA Page vii Fannie Mae 06-19 © 2019 Fannie Mae STEADFAST (STAR) 2/PNC (2020 MCFA) 49046845-v11

Section 14.01 Events of Default. .......................................................................................100 (a) Automatic Events of Default. ..............................................................................100 (b) Events of Default Subject to a Specified Cure Period. ......................................102 (c) Events of Default Subject to Extended Cure Period or Release. .....................102 Section 14.02 Remedies. ....................................................................................................103 (a) Acceleration; Foreclosure. ...................................................................................103 (b) Loss of Right to Disbursements from Collateral Accounts. .............................104 (c) Remedies Cumulative. .........................................................................................105 Section 14.03 Additional Lender Rights; Forbearance. ................................................105 (a) No Effect Upon Obligations. ................................................................................105 (b) No Waiver of Rights or Remedies. ......................................................................106 (c) Appointment of Lender as Attorney-In-Fact. ....................................................106 (d) Borrower Waivers. ...............................................................................................108 Section 14.04 Waiver of Marshaling. ...............................................................................108 Section 14.05 Severed Loan Documents. .........................................................................109 ARTICLE 15 MISCELLANEOUS ..........................................................................................110 Section 15.01 Choice of Law; Consent to Jurisdiction. ..................................................110 Section 15.02 Waiver of Jury Trial. .................................................................................110 Section 15.03 Notice. .........................................................................................................111 (a) Process of Serving Notice. ....................................................................................111 (b) Change of Address. ..............................................................................................111 (c) Default Method of Notice. ....................................................................................111 (d) Receipt of Notices. ................................................................................................112 Section 15.04 Successors and Assigns Bound; Sale of Advances. .................................112 (a) Binding Agreement. .............................................................................................112 (b) Sale of Advances; Change of Servicer. ...............................................................112 Section 15.05 Counterparts. .............................................................................................112 Section 15.06 [Intentionally Deleted.] ..............................................................................112 Section 15.07 Relationship of Parties; No Third Party Beneficiary. ............................112 (a) Solely Creditor and Debtor. ................................................................................112 (b) No Third Party Beneficiaries. .............................................................................112 Section 15.08 Severability; Entire Agreement; Amendments. ......................................113 Master Credit Facility Agreement Form 6001.MCFA Page viii Fannie Mae 06-19 © 2019 Fannie Mae STEADFAST (STAR) 2/PNC (2020 MCFA) 49046845-v11

Section 15.09	Construction.	113
Section 15.10	Loan Servicing.	114
Section 15.11	Disclosure of Information.	114
Section 15.12	Waiver; Conflict.	114
Section 15.13	[Intentionally Deleted.]	115
Section 15.14	No Reliance.	115
Section 15.15	Subrogation.	115
Section 15.16	Counting of Days.	115
Section 15.17	Revival and Reinstatement of Indebtedness.	116
Section 15.18	Time is of the Essence.	116
Section 15.19	Final Agreement.	116
Section 15.20	Survival.	116
Section 15.21	Assignments; Third Party Rights.	116
Section 15.22	Interpretation.	117

Master Credit Facility Agreement Form 6001.MCFA Page ix
Fannie Mae 06-19

© 2019 Fannie Mae

STEADFAST (STAR) 2/PNC (2020 MCFA)
49046845-v11

MASTER CREDIT FACILITY AGREEMENT This MASTER CREDIT FACILITY AGREEMENT is made as of June 17, 2020, by and among (i) the entities identified as Borrower on the Summary of Master Terms, as Borrower, and (ii) PNC BANK, NATIONAL ASSOCIATION, a national banking association, as Lender. RECITALS A. Borrower owns one (1) or more Multifamily Residential Properties as more particularly described in Exhibit A to this Master Agreement. B. Borrower has requested that Lender make a loan in favor of Borrower, comprised of a $79,170,000 Variable Advance and a $79,170,000 Fixed Advance. Future Advances may be made by Lender to Borrower in accordance with the terms of this Master Agreement. C. To secure the obligations of Borrower under this Master Agreement and the other Loan Documents, Borrower shall create a Collateral Pool in favor of Lender. The Collateral Pool shall be comprised of (i) the Multifamily Residential Properties listed on Exhibit A and (ii) any other collateral pledged to Lender from time to time by Borrower pursuant to this Master Agreement or any other Loan Documents. D. Each Note and Security Document shall be cross-defaulted (i.e., a default under any Note, Security Document or this Master Agreement shall constitute a default under each other Note and Security Document and under this Master Agreement) and cross-collateralized (i.e., each Security Instrument shall secure all of Borrower’s obligations under each Note, this Master Agreement, and the other Loan Documents). It is the intent of the parties to this Master Agreement that, after an Event of Default, Lender may accelerate any Note without the obligation but with the right to accelerate any other Note and that in the exercise of its rights and remedies under the Loan Documents, Lender may exercise and perfect any and all of its rights and remedies in and under the Loan Documents with regard to any Mortgaged Property without the obligation but with the right to exercise and perfect its rights and remedies with respect to any other Mortgaged Property. Any such exercise shall be without regard to the Allocable Facility Amount assigned to such Mortgaged Property. Lender may recover an amount equal to the full amount Outstanding in respect of any of the Notes in connection with such exercise and any such amount shall be applied to the Indebtedness as determined by Lender pursuant to the terms of this Master Agreement, the Notes, and the other Loan Documents. E. It is the intent of the parties that, notwithstanding anything to the contrary herein or the existence of any cash management system maintained by Borrower, and/or Guarantor or Borrower Affiliates or the provision by Guarantor of the Guaranty, Lender is making Advances to Borrower (not to Guarantor or Borrower Affiliates). Lender has underwritten the making of the Advances based on its analysis of the value of the Collateral. In making the Advances, Lender is relying on each Borrower being and maintaining itself as a Single Purpose entity whose sole asset is its Mortgaged Property and ancillary property related thereto. Lender acknowledges that it views its credit risk as the performance and value of the Mortgaged Properties and it views the Master Credit Facility Agreement Form 6001.MCFA Page 1 Article 1 06-19 © 2019 Fannie Mae STEADFAST (STAR) 2/PNC (2020 MCFA) 49046845-v11

Guaranty as independent supplemental support in the event that one of the exceptions to the non- recourse events occurs. F. Subject to the terms, conditions, and limitations of this Master Agreement, Lender has agreed to make the Advances. G. It is anticipated that Lender shall assign each Advance made hereunder to Fannie Mae; however Fannie Mae shall not assume (i) any of the obligations of Lender, if any, under this Master Agreement to make Future Advances, or (ii) any of the obligations of Lender which are servicing obligations delegated to Lender as servicer of the Advances. NOW, THEREFORE, in consideration of Borrower and Lender entering into this Master Agreement and other good and valuable consideration, the receipt and adequacy of which are hereby conclusively acknowledged, the parties hereby covenant, agree, represent, and warrant as follows: AGREEMENTS Article 1 DEFINITIONS; SUMMARY OF TERMS Section 1.01 Defined Terms. Capitalized terms not otherwise defined in the body of this Master Agreement shall have the meanings set forth in the Definitions Schedule attached to this Master Agreement. Section 1.02 Schedules, Exhibits, and Attachments Incorporated. The schedules, exhibits, and any other addenda or attachments are incorporated fully into this Master Agreement by this reference and each constitutes a substantive part of this Master Agreement. Article 2 ADVANCES; COLLATERAL EVENTS Section 2.01 Advance Types. Subject to the terms, conditions, and limitations of this Master Agreement: (a) Variable Advance. Lender agrees to make Variable Advances to Borrower in accordance with the terms and provisions of this Master Agreement. Future Advances may be made pursuant to Section 2.02(c)(2) (Future Advances). Pursuant to the terms of Section 2.10(a) (Conversion from Variable Note to Fixed Note), Borrower may convert a Variable Note to a Fixed Note. Master Credit Facility Agreement Form 6001.MCFA Page 2 Article 1 06-19 © 2019 Fannie Mae STEADFAST (STAR) 2/PNC (2020 MCFA) 49046845-v11

(b) Fixed Advance. Lender agrees to make Fixed Advances to Borrower in accordance with the terms and provisions of this Master Agreement. Future Advances may be made pursuant to Section 2.02(c)(2) (Future Advances). (c) Protective Advances. As provided in the Security Instrument, Lender may take such actions or disburse such funds as Lender reasonably deems necessary to perform the obligations of Borrower under this Master Agreement and the other Loan Documents and to protect Lender’s interest in the Mortgaged Property. Section 2.02 Advances Generally. (a) Request. Assuming Advances are available to Borrower under this Master Agreement and this Section 2.02 (Advances Generally), Borrower shall request a Future Advance by giving Lender a Future Advance Request. The Future Advance Request shall indicate whether the Request is for a Fixed Advance or Variable Advance or more than one type of Advance. (b) Limitations on Executions. Notwithstanding anything in this Master Agreement or any other Loan Document to the contrary, any Future Advance (whether a Variable Advance or a Fixed Advance) and any Conversion of an Advance shall be subject to the precondition that Lender must confirm with Fannie Mae that Fannie Mae is generally offering to purchase in the marketplace advances of the execution type requested by Borrower at the time of the Request and at the time the rate for such Advance is locked. In the event Fannie Mae is not purchasing advances of the type requested by Borrower, Lender agrees to offer, to the extent available from Fannie Mae, alternative advance executions based on the types of executions Fannie Mae is generally offering to purchase in the marketplace at that time. Any alternative execution offered would be subject to mutually agreeable documentation necessary to implement the terms and conditions of such alternative execution. (c) Making Advances. (1) Initial Advances. Assuming conditions of Lender have been met prior to or as of the date of this Master Agreement, Lender shall make the Initial Advance(s) to Borrower. (2) Future Advances. (A) Subject to Section 2.02(b) (Limitations on Executions) and satisfaction of the terms in the Future Advance Schedule, Borrower may request a Master Credit Facility Agreement Form 6001.MCFA Page 3 Article 2 06-19 © 2019 Fannie Mae STEADFAST (STAR) 2/PNC (2020 MCFA) 49046845-v11

Future Advance. Lender is not committing in this Master Agreement to make a Future Advance and any Future Advance will be at the option of Lender except for a Borrow Up provided in the proviso of Section 2.02(c)(2)(B) (Future Advances) below, subject to the requirements of such proviso and this Master Agreement. Once made, any Future Advance shall be subject to this Master Agreement in all respects and shall be secured by the Security Instruments encumbering the Mortgaged Properties. (B) Any Future Advance shall be made in connection with the Addition of Additional Mortgaged Properties; provided, however, Borrower may request that one or more Future Advances made pursuant to Section 2.02(c)(2)(A) (Future Advances) above be made without the Addition of Additional Mortgaged Property (each a “Borrow Up”) based on compliance with the terms of the Future Advance Schedule and the Underwriting and Servicing Requirements subject to the terms of this Section 2.02(c)(2) (Future Advances) and Section 2.02(b) (Limitations on Executions). Such Borrow Up shall be made during the period beginning on the First Anniversary and ending on the Fifth Anniversary, but not more than two (2) times per Facility Year. (C) All Future Advances must satisfy the terms of the Future Advance Schedule and any addition of Additional Mortgaged Property shall satisfy the terms of the Mortgaged Property Addition Schedule. (D) [Intentionally Deleted.] (E) [Intentionally Deleted.] (F) Notwithstanding anything to the contrary in this Master Agreement, no Future Advance or Conversion shall be permitted unless immediately after such Future Advance or Conversion the Advances then Outstanding will not exceed one hundred percent (100%) of the aggregate fair market value of all real property securing such Advances (where fair market value is determined for these purposes based upon a current Appraisal or some other commercially reasonable valuation method). (3) Closing of Future Advance. If the conditions set forth in this Section 2.02 (Advances Generally) and the Future Advance Schedule are satisfied (and, if applicable, all conditions set forth on the Mortgaged Property Addition Schedule are satisfied), Lender shall make the requested Future Advance on an Effective Date selected by Lender (or on such other date as Borrower and Lender may agree). Master Credit Facility Agreement Form 6001.MCFA Page 4 Article 2 06-19 © 2019 Fannie Mae STEADFAST (STAR) 2/PNC (2020 MCFA) 49046845-v11

Section 2.03 Advance Terms and Payments on Advances. (a) Debt Service Payments. (1) Short Month Interest. If the date the proceeds of an Advance are disbursed is any day other than the first day of the month, interest for the period beginning on the disbursement date and ending on and including the last day of the month in which the disbursement occurs shall be payable by Borrower on the date the Advance proceeds are disbursed. In the event that the disbursement date is not the same as the Effective Date, then: (A) the disbursement date and the Effective Date must be in the same month, and (B) the Effective Date shall not be the first day of the month. (2) Interest Accrual and Computation; Amortization; Interest Rate Cap. (A) Except as provided in Section 2.03(a)(1) (Short Month Interest), interest shall be paid in arrears. Except as otherwise provided in this Master Agreement, for Fixed Advances, interest shall accrue at the Interest Rate until fully paid; and for Variable Structured ARM Advances, interest shall accrue at the Adjustable Rate until fully paid. If the Interest Accrual Method is “Actual/360,” Borrower acknowledges and agrees that the amount allocated to interest for each month will vary depending on the actual number of calendar days during such month. (B) With respect to any Variable Structured ARM Advances, the following provisions shall apply: (i) The Initial Adjustable Rate shall be effective until the first Rate Change Date. Thereafter, the Adjustable Rate shall change on each Rate Change Date based on fluctuations in the Current Index. (ii) Each amortizing Monthly Debt Service Payment shall include a principal payment equal to the Fixed Monthly Principal Component. (iii) Before each Payment Change Date, Lender shall notify Borrower of any change in the Adjustable Rate and the amount of the next Monthly Debt Service Payment. (iv) If Lender determines at any time that it has miscalculated the amount of a Monthly Debt Service Payment (whether because of a Master Credit Facility Agreement Form 6001.MCFA Page 5 Article 2 06-19 © 2019 Fannie Mae STEADFAST (STAR) 2/PNC (2020 MCFA) 49046845-v11

miscalculation of the Adjustable Rate or otherwise), then Lender shall give notice to Borrower of the corrected amount of the Monthly Debt Service Payment (and the corrected Adjustable Rate, if applicable) and (1) if the corrected amount of the Monthly Debt Service Payment represents an increase, then Borrower shall, within thirty (30) calendar days thereafter, pay to Lender any sums that Borrower would have otherwise been obligated to pay to Lender had the amount of the Monthly Debt Service Payment not been miscalculated, or (2) if the corrected amount of the Monthly Debt Service Payment represents a decrease and Borrower is not otherwise in default under any of the Loan Documents, then Borrower shall thereafter be paid the sums that Borrower would not have otherwise been obligated to pay to Lender had the amount of the Monthly Debt Service Payment not been miscalculated. (v) [Intentionally Deleted.] (vi) If required by Lender, to protect against fluctuations in interest rates during the Term of this Master Agreement, Borrower shall enter into the Cap Security Agreement. Pursuant to the terms of the Cap Security Agreement, Borrower shall make arrangements for a LIBOR- based interest rate cap in form and substance satisfactory to Lender with a counterparty satisfactory to Lender (“Interest Rate Cap”) to be in place and maintained at all times with respect to any Variable Advance which has been funded and remains Outstanding. The seller of the Interest Rate Cap (seller and its transferees and assigns, the “Counterparty”) shall be a financial institution meeting the minimum requirements for hedge counterparties acceptable to Lender. The Interest Rate Cap shall have a minimum initial term of three (3) years. Borrower shall be required to make Monthly Deposits (as defined in the Cap Security Agreement) to be held in an Interest Rate Cap Reserve Escrow Account (as defined in the Cap Security Agreement). As set forth in the Cap Security Agreement, Borrower agrees to pledge its right, title, and interest in the Interest Rate Cap to Lender as additional collateral for the Indebtedness. (C) The amortization and payment of interest (and principal, if applicable) for each Advance shall be determined at the Effective Date of each Advance. (3) Monthly Debt Service Payments. Consecutive monthly debt service installments (comprised of either interest only or principal and interest, depending on the Amortization Type), each in the amount of the applicable Monthly Debt Service Payment for an Advance, shall be due and payable on the First Payment Date, and on each Payment Date thereafter until the Maturity Date of such Advance, at which time all Indebtedness relating to such Advance shall be due. Any Master Credit Facility Agreement Form 6001.MCFA Page 6 Article 2 06-19 © 2019 Fannie Mae STEADFAST (STAR) 2/PNC (2020 MCFA) 49046845-v11

regularly scheduled Monthly Debt Service Payment that is received by Lender before the applicable Payment Date shall be deemed to have been received on such Payment Date solely for the purpose of calculating interest due. All payments made by Borrower under this Master Agreement shall be made without set-off, counterclaim, or other defense. (4) Payment at Maturity. (A) The unpaid principal balance of an Advance, any Accrued Interest thereon, and all other Indebtedness relating to such Advance shall be due and payable on the applicable Maturity Date for such Advance. (B) Except in connection with a complete repayment of all Advance(s), if Borrower pays any Advances at maturity of such Advance and requests a Release of any Mortgaged Property, such Release shall be subject to the Release Price and release tests in the Mortgaged Property Release Schedule. (5) Maturity Dates. (A) The Maturity Date of each Variable Advance shall be specified by Borrower for such Variable Advance, provided that such Maturity Date shall be no earlier than the date that is the first day of the month following the date five (5) years after the Effective Date of such Variable Advance and no later than the date that is the first day of the month following the date ten (10) years after the Effective Date of such Variable Advance provided no Maturity Date shall exceed the date that is the first day of the month following the date fifteen (15) years after the Initial Effective Date. (B) The Maturity Date of each Fixed Advance shall be specified by Borrower for such Fixed Advance, provided that such Maturity Date shall be no earlier than the date that is the first day of the month following the date five (5) years after the Effective Date for such Fixed Advance and no later than the date that is the first day of the month following the date fifteen (15) years after the Effective Date of such Fixed Advance provided no Maturity Date shall exceed the date that is the first day of the month following the date fifteen (15) years after the Initial Effective Date. (6) Interest Rate Type; Notes. (A) The obligation of Borrower to repay each Variable Advance shall be evidenced by one or more separate Variable Notes. Each Variable Note shall be payable to the order of Lender and shall be made in the original principal amount of such Variable Advance. (B) The obligation of Borrower to repay each Fixed Advance shall be evidenced by one or more separate Fixed Notes. The Fixed Note shall be payable Master Credit Facility Agreement Form 6001.MCFA Page 7 Article 2 06-19 © 2019 Fannie Mae STEADFAST (STAR) 2/PNC (2020 MCFA) 49046845-v11

to the order of Lender and shall be made in the original principal amount of such Fixed Advance. (b) Capitalization of Accrued But Unpaid Interest. Any accrued and unpaid interest on an Advance remaining past due for thirty (30) days or more may, at Lender’s election, be added to and become part of the unpaid principal balance of such Advance. (c) Late Charges. (1) If any Monthly Debt Service Payment due hereunder is not received by Lender within ten (10) days after the applicable Payment Date, or any amount payable under this Master Agreement (other than the payment due on the applicable Maturity Date for repayment of an Advance in full) or any other Loan Document is not received by Lender within ten (10) days after the date such amount is due, inclusive of the date on which such amount is due, Borrower shall pay to Lender, immediately without demand by Lender, the Late Charge. (2) The Late Charge is payable in addition to, and not in lieu of, any interest payable at the Default Rate pursuant to Section 2.03(d) (Default Rate). (3) Borrower acknowledges and agrees that: (A) its failure to make timely payments will cause Lender to incur additional expenses in servicing and processing the Advances; (B) it is extremely difficult and impractical to determine those additional expenses; (C) Lender is entitled to be compensated for such additional expenses; and (D) the Late Charge represents a fair and reasonable estimate, taking into account all circumstances existing on the date hereof, of the additional expenses Lender will incur by reason of any such late payment. (d) Default Rate. (1) Default interest shall be paid as follows: (A) If any amount due in respect of an Advance (other than amounts due on the Maturity Date) remains past due for thirty (30) days or more, interest on such unpaid amount(s) shall accrue from the date payment is due at the Default Rate and shall be payable upon demand by Lender. Master Credit Facility Agreement Form 6001.MCFA Page 8 Article 2 06-19 © 2019 Fannie Mae STEADFAST (STAR) 2/PNC (2020 MCFA) 49046845-v11

(B) If any Indebtedness due is not paid in full on the applicable Maturity Date, then interest shall accrue at the Default Rate on all such unpaid amounts from such Maturity Date until fully paid and shall be payable upon demand by Lender. Absent a demand by Lender, any such amounts shall be payable by Borrower in the same manner as provided for the payment of Monthly Debt Service Payments. To the extent permitted by Applicable Law, interest shall also accrue at the Default Rate on any judgment obtained by Lender against Borrower in connection with the Advances. To the extent Borrower or any other Person is vested with a right of redemption, interest shall continue to accrue at the Default Rate during any redemption period until such time as the Mortgaged Property has been redeemed. (2) Borrower acknowledges and agrees that: (A) its failure to make timely payments will cause Lender to incur additional expenses in servicing and processing the Advances; and (B) in connection with any failure to timely pay all amounts due in respect of an Advance on the applicable Maturity Date, or during the time that any amount due in respect of an Advance is delinquent for more than thirty (30) days: (i) Lender’s risk of nonpayment of the Advance will be materially increased; (ii) Lender’s ability to meet its other obligations and to take advantage of other investment opportunities will be adversely impacted; (iii) Lender will incur additional costs and expenses arising from its loss of the use of the amounts due; (iv) it is extremely difficult and impractical to determine such additional costs and expenses; (v) Lender is entitled to be compensated for such additional risks, costs, and expenses; and (vi) the increase from the Interest Rate to the Default Rate represents a fair and reasonable estimate of the additional risks, costs, and expenses Lender will incur by reason of Borrower’s delinquent payment and the additional compensation Lender is entitled to receive for the increased risks of nonpayment associated with a delinquency on the Advance (taking into account all circumstances existing on the applicable Effective Date). Master Credit Facility Agreement Form 6001.MCFA Page 9 Article 2 06-19 © 2019 Fannie Mae STEADFAST (STAR) 2/PNC (2020 MCFA) 49046845-v11

(e) Address for Payments. All payments due pursuant to the Loan Documents shall be payable at Lender’s Payment Address, or such other place and in such manner as may be designated from time to time by written notice to Borrower by Lender. (f) Application of Payments. Subject to the terms of Section (d) (Application of Release Price) of the Mortgaged Property Release Schedule, if at any time Lender receives, from Borrower or otherwise, any payment in respect of the Indebtedness that is less than all amounts due and payable at such time, then Lender may apply such payment to amounts then due and payable in any manner and in any order determined by Lender or hold in suspense and not apply such payment at Lender’s election. Neither Lender’s acceptance of a payment that is less than all amounts then due and payable, nor Lender’s application of, or suspension of the application of, such payment, shall constitute or be deemed to constitute either a waiver of the unpaid amounts or an accord and satisfaction. Notwithstanding the application of any such payment to the Indebtedness, Borrower’s obligations under this Master Agreement and the other Loan Documents shall remain unchanged. Section 2.04 Prepayment; Prepayment Lockout; Prepayment Premium. (a) Subject to the terms and conditions of the applicable Prepayment Premium Schedule and the requirements relating to application of the Release Price set forth in the Mortgaged Property Release Schedule, Notes are prepayable in whole or in part, provided that Borrower shall not make a voluntary full or partial prepayment of a Note during any Prepayment Lockout Period, if any. Except as expressly provided in this Master Agreement (including as provided in the Prepayment Premium Schedule applicable to such Note), a Prepayment Premium calculated in accordance with the Prepayment Premium Schedule applicable to such Note shall be payable in connection with any prepayment of such Note. (b) If a Prepayment Lockout Period applies to the applicable Note, and during such Prepayment Lockout Period Lender accelerates the unpaid principal balance of such Note or otherwise applies collateral held by Lender to the repayment of any portion of the unpaid principal balance of such Note, the Prepayment Premium shall be due and payable and equal to the amount obtained by multiplying the percentage indicated (if at all) in the Prepayment Premium Schedule for such Note by the amount of principal being prepaid at the time of such acceleration or application. (c) In connection with any such voluntary prepayment, Borrower acknowledges and agrees that interest shall always be calculated and paid through the last day of the month in which the prepayment occurs (even if the Permitted Prepayment Date for such month is not the last day of such month, or if Lender approves prepayment on an Intended Prepayment Date that is not a Permitted Prepayment Date). Borrower further acknowledges that Lender is not required to accept a voluntary prepayment of a Note on any day other than a Permitted Prepayment Date. However, if Lender does approve an Intended Prepayment Date that is not a Permitted Prepayment Date and Master Credit Facility Agreement Form 6001.MCFA Page 10 Article 2 06-19 © 2019 Fannie Mae STEADFAST (STAR) 2/PNC (2020 MCFA) 49046845-v11

accepts a prepayment on such Intended Prepayment Date, such prepayment shall be deemed to be received on the immediately following Permitted Prepayment Date. If Borrower fails to prepay the applicable Note (or such portion of the Note as is intended to be prepaid) on the Intended Prepayment Date for any reason (including on any Intended Prepayment Date that is approved by Lender) and such failure either continues for five (5) Business Days, or into the following month, Lender shall have the right to recalculate the payoff amount. If Borrower prepays a Note either in the following month or more than five (5) Business Days after the Intended Prepayment Date that was approved by Lender, Lender shall also have the right to recalculate the payoff amount based upon the amount of such payment and the date such payment was received by Lender. Borrower shall immediately pay to Lender any additional amounts required by any such recalculation. (d) After receipt of a partial prepayment, Lender shall re-calculate the Monthly Debt Service Payment based upon the remaining unpaid principal balance of the applicable Note for each subsequent monthly debt service installment due under such Note. For amortizing Advances, the subsequent Monthly Debt Service Payments shall be calculated by amortizing the remaining unpaid principal balance of the applicable Note over the Remaining Amortization Period utilizing the Fixed Rate and the Interest Accrual Method set forth in the applicable Schedule of Advance Terms. Lender shall notify Borrower of the new required Monthly Debt Service Payment following receipt of a partial prepayment and Borrower shall execute any amendment requested by Lender to evidence such new required monthly installment(s). Section 2.05 Acceleration of Advances. Upon acceleration of any Advance, Borrower shall pay to Lender: (a) the entire unpaid principal balance of the Advances; (b) all Accrued Interest (calculated through the last day of the month in which the acceleration occurs); (c) the Prepayment Premium; and (d) all other Indebtedness. Section 2.06 Application of Collateral. Any application by Lender of any collateral or other security to the repayment of all or any portion of the unpaid principal balance of the Advances prior to the Maturity Date in accordance with the Loan Documents shall be deemed to be a prepayment by Borrower. Any such prepayment shall require the payment to Lender by Borrower of the Prepayment Premium calculated on the amount being prepaid in accordance with this Master Agreement and applied in accordance with Section (d) (Application of Release Price) of the Mortgaged Property Release Schedule. Master Credit Facility Agreement Form 6001.MCFA Page 11 Article 2 06-19 © 2019 Fannie Mae STEADFAST (STAR) 2/PNC (2020 MCFA) 49046845-v11

Section 2.07 Casualty and Condemnation. Notwithstanding any provision of this Master Agreement to the contrary, no Prepayment Premium shall be payable with respect to any prepayment occurring as a result of the application of any insurance proceeds or amounts received in connection with a Condemnation Action in accordance with this Master Agreement. Section 2.08 No Effect on Payment Obligations. Unless otherwise expressly provided in this Master Agreement, any prepayment required by any Loan Document of less than the entire unpaid principal balance of the Advance(s) shall not extend or postpone the due date of any subsequent Monthly Debt Service Payments, Monthly Replacement Reserve Deposit, or other payment. Section 2.09 Loss Resulting from Prepayment. In any circumstance in which a Prepayment Premium is due under this Master Agreement, Borrower acknowledges that: (a) any prepayment of the unpaid principal balance of any Advance, whether voluntary or involuntary, or following the occurrence of an Event of Default by Borrower, will result in Lender’s incurring loss, including reinvestment loss, additional risk, expense, and frustration or impairment of Lender’s ability to meet its commitments to third parties; (b) it is extremely difficult and impractical to ascertain the extent of such losses, risks and damages; (c) the formula for calculating the Prepayment Premium represents a reasonable estimate of the losses, risks, and damages Lender will incur as a result of a prepayment; and (d) the provisions regarding the Prepayment Premium contained in this Master Agreement are a material part of the consideration for this Master Agreement, and that the terms of this Master Agreement are in other respects more favorable to Borrower as a result of Borrower’s voluntary agreement to such prepayment provisions. Section 2.10 Collateral Events. (a) Conversion from Variable Note to Fixed Note. Subject to and in accordance with the terms and conditions of the Conversion Schedule, Borrower shall have the right, from time to time during the Conversion Availability Period, to convert all or any portion of a Variable Note to a Fixed Note. Master Credit Facility Agreement Form 6001.MCFA Page 12 Article 2 06-19 © 2019 Fannie Mae STEADFAST (STAR) 2/PNC (2020 MCFA) 49046845-v11

(b) Right to Obtain Releases of Mortgaged Property. Subject to and in accordance with the terms and conditions of the Mortgaged Property Release Schedule, Borrower shall have the right from time to time to obtain a release of one or more Mortgaged Properties (a “Release”) from the Collateral Pool. (c) Right to Add Additional Mortgaged Properties as Collateral. Subject to and in accordance with the terms and conditions of the Mortgaged Property Addition Schedule, Borrower shall have the right, from time to time to add one or more Additional Mortgaged Properties (an “Addition”) to the Collateral Pool. (d) Right to Substitutions. Subject to and in accordance with the terms and conditions of the Mortgaged Property Release Schedule and the Mortgaged Property Addition Schedule, Borrower shall have the right to obtain the release of one or more Mortgaged Properties by replacing such Mortgaged Property with one (1) or more Additional Mortgaged Properties that meet the requirements of this Master Agreement thereby effecting a “Substitution” of Collateral. (e) Limitation on Collateral Events. Notwithstanding anything to the contrary in this Master Agreement, no Collateral Event (other than a Conversion) shall be permitted unless immediately after such Collateral Event the Advances then Outstanding will not exceed one hundred percent (100%) of the aggregate fair market value of all real property securing such Advances (where fair market value is determined for these purposes based upon a current Appraisal or some other commercially reasonable valuation method as determined by Lender). (f) Intentionally Deleted. (g) Elected Coverage and LTV Tests. At any time during the Term of this Master Agreement, by giving prior written notice to Lender, Borrower shall have the one-time right to permanently change the loan to value and debt service coverage tests for the Collateral Pool (the “Elected Coverage and LTV Tests”). Beginning on the date Borrower exercises the Elected Coverage and LTV Tests and ending on the day before the Fifth Anniversary, the loan to value and debt service coverage tests shall be revised as set forth in the definition of “Coverage and LTV Tests.” Section 2.11 Termination of Master Agreement. Subject to the terms and conditions set forth below, Borrower shall have the right to terminate this Master Agreement and receive a Release of all of the Collateral. Master Credit Facility Agreement Form 6001.MCFA Page 13 Article 2 06-19 © 2019 Fannie Mae STEADFAST (STAR) 2/PNC (2020 MCFA) 49046845-v11

(a) Request. To terminate this Master Agreement, Borrower shall deliver a Termination Request to Lender. (b) Conditions Precedent. The right of Borrower to terminate this Master Agreement and to receive a Release of all of the Collateral from the Collateral Pool and Lender’s obligation to execute and deliver the Termination Documents on the Effective Date are subject to the following conditions precedent: (1) receipt by Lender of the fully executed Termination Request; (2) payment by Borrower in full of each Note Outstanding on the Effective Date, including any associated Prepayment Premiums or other amounts due under each Note and all of the other amounts owing by Borrower to Lender under this Master Agreement and the Other Loan Documents; and (3) payment by Borrower of Lender’s and Fannie Mae’s reasonable third party out-of-pocket fees and expenses payable in accordance with this Master Agreement, including Lender’s and Fannie Mae’s legal fees and expenses. (c) Closing. If all conditions precedent contained in this Section 2.11 (Termination of Master Agreement) are satisfied, this Master Agreement shall terminate, and Lender shall cause all of the Collateral to be Released on an Effective Date selected by Lender, within thirty (30) Business Days after all of the conditions with respect to such Termination Request have been satisfied (or on such other date as Borrower and Lender may agree), and all applicable parties shall execute and deliver, all at the sole cost and expense of Borrower, the Termination Documents. Article 3 PERSONAL LIABILITY Section 3.01 Non-Recourse Liability; Exceptions. Except as otherwise provided in this Article 3 (Personal Liability) or in any other Loan Document, none of Borrower, or any director, officer, manager, member, partner, shareholder, trustee, trust beneficiary, or employee of Borrower, shall have personal liability under this Master Agreement or any other Loan Document for the repayment of the Indebtedness or for the performance of any other obligations of Borrower under the Loan Documents, and Lender’s only recourse for the satisfaction of such Indebtedness and the performance of such obligations shall be Lender’s exercise of its rights and remedies with respect to the Mortgaged Properties and any other collateral held by Lender as security for the Indebtedness. This limitation on Borrower’s liability Master Credit Facility Agreement Form 6001.MCFA Page 14 Article 2 06-19 © 2019 Fannie Mae STEADFAST (STAR) 2/PNC (2020 MCFA) 49046845-v11

shall not limit or impair Lender’s enforcement of its rights against Guarantor under any Loan Document. Section 3.02 Personal Liability of Borrower. (a) Personal Liability Based on Lender’s Loss (Partial Recourse). Borrower shall be personally liable to Lender for the repayment of the portion of the Indebtedness equal to any loss or damage suffered by Lender as a result of, subject to any notice and cure period, if any, or in any manner relating to: (1) failure to pay as directed by Lender upon demand after an Event of Default (to the extent actually received by Borrower): (A) all Rents to which Lender is entitled under the Loan Documents; and (B) the amount of all security deposits then held or thereafter collected by Borrower from tenants and not properly applied pursuant to the applicable Leases; (2) failure to maintain all insurance policies required by the Loan Documents, except to the extent Lender has the obligation to pay the premiums pursuant to Section 12.03(c) (Payment of Impositions; Sufficiency of Imposition Deposits); (3) failure to apply all insurance proceeds received by Borrower or any amounts received by Borrower in connection with a Condemnation Action as required by the Loan Documents; (4) failure to comply with any provision of this Master Agreement or any other Loan Document relating to the delivery of books and records, statements, schedules, and reports; (5) except to the extent directed otherwise by Lender pursuant to Section 3.02(a)(1) (Personal Liability Based on Lender’s Loss (Partial Recourse)), failure to apply Rents to the ordinary and necessary expenses of owning and operating the Mortgaged Properties and Debt Service Amounts, as and when each is due and payable, except that Borrower will not be personally liable with respect to Rents that are distributed by Borrower in any Calendar Year if Borrower has paid all ordinary and necessary expenses of owning and operating the Mortgaged Properties and Debt Service Amounts for such Calendar Year; (6) waste or abandonment of any Mortgaged Property; (7) grossly negligent or reckless unintentional material misrepresentation or omission by Borrower, Guarantor, Key Principal, or any officer, director, partner, manager, Master Credit Facility Agreement Form 6001.MCFA Page 15 Article 3 06-19 © 2019 Fannie Mae STEADFAST (STAR) 2/PNC (2020 MCFA) 49046845-v11

member, shareholder, or trustee of Borrower, Guarantor, or Key Principal in connection with ongoing financial or other reporting required by the Loan Documents, or any request for action or consent by Lender; or (8) failure to comply with each of the Single Purpose requirements of Section 4.02(d)(3), (4), (7)-(12), and (14)-(17) (Borrower Status – Covenants – Single Purpose Status) of this Master Agreement (subject to possible full recourse liability as set forth in Section 3.02(b)(1) (Full Personal Liability (Full Recourse)); provided, however, no such recourse liability shall arise until the expiration of the cure periods set forth in this Section 3.02(a)(8) (Personal Liability Based on Lender’s Loss (Partial Recourse)). Borrower must deliver on an annual basis or upon Lender’s written request, a certification as to compliance with the covenants set forth in Section 4.02(d) (Borrower Status – Covenants – Single Purpose Status). If Borrower breaches a covenant set forth in Section 4.02(d) (Borrower Status – Covenants – Single Purpose Status), then, if such breach can be cured, Borrower shall have thirty (30) days from the earlier of (A) the date of delivery of the annual Officer’s Certificate set forth in Section 8.02(b)(5) (Items to Furnish to Lender) indicating such breach, (B) the date Lender notices Borrower of such breach, or (C) the date Borrower discovers such breach, to cure such breach, provided that if such breach can be cured but cannot reasonably be cured within such thirty (30) day period and Borrower shall have commenced to cure such breach within such thirty (30) day period and thereafter diligently and expeditiously proceeds to cure the same, such thirty (30) day period shall be extended for so long as it shall require Borrower in the exercise of due diligence to cure such breach, it being agreed that no such extension shall be for a period in excess of sixty (60) days for any individual breach. Notwithstanding the foregoing, Borrower shall not have personal liability under clauses (1), (3), or (5) above to the extent that Borrower lacks the legal right to direct the disbursement of the applicable funds due to an involuntary Bankruptcy Event with respect to Borrower or SPE Owner that occurs without the consent, encouragement, or active participation of Borrower, SPE Owner, Guarantor, Key Principal or any Borrower Affiliate. (b) Full Personal Liability (Full Recourse). Borrower shall be personally liable to Lender for the repayment of all of the Indebtedness, and the Advances shall be fully recourse to Borrower, upon the occurrence of any of the following: (1) failure to comply with each of the Single Purpose requirements of: (A) Section 4.02(d)(1), (2), (5), (6) and (13) (Borrower Status – Covenants – Single Purpose Status) of this Master Agreement; and (B) Section 4.02(d)(3), (4), (7)-(12), and (14)-(17) (Borrower Status – Covenants – Single Purpose Status) of this Master Agreement and, pursuant to a final non-appealable court order, a court of competent jurisdiction holds or determines that such failure or combination of failures is the basis, in whole or in Master Credit Facility Agreement Form 6001.MCFA Page 16 Article 3 06-19 © 2019 Fannie Mae STEADFAST (STAR) 2/PNC (2020 MCFA) 49046845-v11

part, for the substantive consolidation of the assets and liabilities of Borrower or any SPE Owner with the assets and liabilities of a debtor pursuant to Title 11 of the Bankruptcy Code; (2) a Transfer (other than a conveyance of a Mortgaged Property at a Foreclosure Event pursuant to the Security Instrument and this Master Agreement) that is not permitted under this Master Agreement or any other Loan Document; (3) the occurrence of any Bankruptcy Event with respect to Borrower, Borrower’s general partner, sole member, or managing member, or SPE Owner (other than an acknowledgement in writing as described in clause (b) of the definition of “Bankruptcy Event”); provided, however, in the event of an involuntary Bankruptcy Event with respect to Borrower, Borrower’s general partner, sole member, or managing member, or SPE Owner, Borrower shall only be personally liable if such involuntary Bankruptcy Event occurs with the consent, encouragement or active participation of Borrower, Guarantor, Key Principal, SPE Owner or any Borrower Affiliate; (4) fraud, written material misrepresentation, or material omission by Borrower, Guarantor, Key Principal, or any officer, director, partner, manager, member, shareholder, or trustee of Borrower, Guarantor, or Key Principal in connection with any application for or creation of the Indebtedness; (5) fraud, written intentional material misrepresentation or intentional material omission by Borrower, Guarantor, Key Principal, or any officer, director, partner, manager, member, shareholder, or trustee of Borrower, Guarantor, or Key Principal in connection with ongoing financial or other reporting required by the Loan Documents, or any request for action or consent by Lender; or (6) a Division that is not permitted under this Master Agreement or any other Loan Document. Section 3.03 Personal Liability for Indemnity Obligations. Borrower shall be personally and fully liable to Lender for Borrower’s indemnity obligations under Section 13.01(e) (Replacement Reserves and Repairs – Indemnification) of this Master Agreement, the Environmental Indemnity Agreement and any other express indemnity obligations provided by Borrower under any Loan Document. Borrower’s liability for such indemnity obligations shall not be limited by the amount of the Indebtedness, the repayment of the Indebtedness, or otherwise, provided that Borrower’s liability for such indemnities shall not include any loss caused by the gross negligence or willful misconduct of Lender as determined by a court of competent jurisdiction pursuant to a final non-appealable court order. Master Credit Facility Agreement Form 6001.MCFA Page 17 Article 3 06-19 © 2019 Fannie Mae STEADFAST (STAR) 2/PNC (2020 MCFA) 49046845-v11

Section 3.04 Lender’s Right to Forego Rights Against Mortgaged Property. To the extent that Borrower has personal liability under this Master Agreement or any other Loan Document, Lender may exercise its rights against Borrower personally to the fullest extent permitted by Applicable Law without regard to whether Lender has exercised any rights against any Mortgaged Property, the UCC Collateral, or any other security, or pursued any rights against Guarantor, or pursued any other rights available to Lender under this Master Agreement, any other Loan Document, or Applicable Law. For purposes of this Section 3.04 (Lender’s Right to Forego Rights Against Mortgaged Property) only, the term “Mortgaged Property” shall not include any funds that have been applied by Borrower as required or permitted by this Master Agreement prior to the occurrence of an Event of Default, or that Borrower was unable to apply as required or permitted by this Master Agreement because of a Bankruptcy Event with respect to Borrower. To the fullest extent permitted by Applicable Law, in any action to enforce Borrower’s personal liability under this Article 3 (Personal Liability), Borrower waives any right to set off the value of a Mortgaged Property against such personal liability. Section 3.05 Borrower Agency Provisions. (a) Each Borrower shall irrevocably designate Borrower Agent to be its agent and in such capacity to receive on behalf of Borrower all proceeds, receive all notices on behalf of Borrower under this Master Agreement, make all requests under this Master Agreement, and execute, deliver, and receive all instruments, certificates, requests, documents, amendments, writings, and further assurances now or hereafter required hereunder, on behalf of such Borrower, and hereby authorizes Lender to pay over all proceeds hereunder in accordance with the request of Borrower Agent. Each Borrower hereby acknowledges that all notices required to be delivered by Lender to any Borrower shall be delivered to Borrower Agent and thereby shall be deemed to have been received by such Borrower. (b) The handling of this Master Agreement as a co-borrowing facility with a Borrower Agent in the manner set forth in this Master Agreement is solely as an accommodation to each of Borrower and Guarantor and is at their mutual request. Lender shall not incur liability to Borrower or Guarantor as a result thereof. To induce Lender to do so and in consideration thereof, each Borrower hereby indemnifies Lender and holds Lender harmless from and against any and all liabilities, expenses, losses, damages, and claims of damage or injury asserted against Lender by any Person arising from or incurred by reason of Borrower Agent handling of the financing arrangements of Borrower as provided herein, reliance by Lender on any request or instruction from Borrower Agent or any other action taken by Lender with respect to this Section 3.05 (Borrower Agency Provisions) except due to willful misconduct or gross negligence of the indemnified party as determined by a court of competent jurisdiction pursuant to a final, non- appealable court order. Section 3.06 Joint and Several Obligation; Cross-Guaranty. Notwithstanding anything contained in this Master Agreement or the other Loan Documents to the contrary (but subject to the provisions of Section 3.01 (Non-Recourse Liability; Master Credit Facility Agreement Form 6001.MCFA Page 18 Article 3 06-19 © 2019 Fannie Mae STEADFAST (STAR) 2/PNC (2020 MCFA) 49046845-v11

Exceptions), Section 3.02(a) (Personal Liability Based on Lender’s Loss (Partial Recourse)) and Section 3.02(b) (Full Personal Liability (Full Recourse)), the last sentence of this Section 3.06 (Joint and Several Obligation; Cross-Guaranty) and the provisions of Section 3.13 (Maximum Liability of Each Borrower), each Borrower shall have joint and several liability for the Indebtedness. Notwithstanding the intent of all of the parties to this Master Agreement that the Indebtedness of each Borrower under this Master Agreement and the other Loan Documents shall be joint and several obligations of each Borrower, each Borrower, on a joint and several basis, hereby irrevocably guarantees on a non-recourse basis, subject to the exceptions to non-recourse provisions of Section 3.01 (Non-Recourse Liability; Exceptions), Section 3.02(a) (Personal Liability Based on Lender’s Loss (Partial Recourse)), Section 3.02(b) (Full Personal Liability (Full Recourse)), and the provisions of Section 3.13 (Maximum Liability of Each Borrower), to Lender and its successors and assigns, the full and prompt payment (whether at stated maturity, by acceleration or otherwise) and performance of, all Indebtedness owed or hereafter owing to Lender by each other Borrower. Each Borrower agrees that its non-recourse guaranty obligation hereunder is an unconditional guaranty of payment and performance and not merely a guaranty of collection. The Indebtedness of each Borrower under this Master Agreement shall not be subject to any counterclaim, set-off, recoupment, deduction, cross-claim, or defense based upon any claim any Borrower may have against Lender or any other Borrower. Section 3.07 Waivers With Respect to Other Borrower Secured Obligation. To the extent that a Security Instrument or any other Loan Document executed by one Borrower secures an Obligation of another Borrower (the “Other Borrower Secured Obligation”), or to the extent that a Borrower has guaranteed the debt of another Borrower pursuant to Article 3 (Personal Liability), Borrower who executed such Loan Document or guaranteed such debt (the “Waiving Borrower”) hereby agrees to the extent permitted by law, to the provisions of this Section 3.07 (Waivers with Respect to Other Borrower Secured Obligation). To the extent that any Mortgaged Properties are located in California, and to the extent permitted by law, the references to the California statutes below shall apply to this Master Agreement and any California Security Instrument securing or encumbering a Mortgaged Property located in California; otherwise the California statutes referenced below shall have no effect on this Master Agreement or any other Loan Document. All references in Article 3 (Personal Liability) to California law are only applicable if any Mortgaged Property is located in California. To the maximum extent permitted by Applicable Law: (a) the Waiving Borrower hereby waives any right it may now or hereafter have to require the beneficiary, assignee, or other secured party under such Loan Document, as a condition to the exercise of any remedy or other right against it thereunder or under any other Loan Document executed by the Waiving Borrower in connection with the Other Borrower Secured Obligation: (1) to proceed against any other Borrower or any other Person, or against any other collateral assigned to Lender by any Borrower or any other Person; (2) to pursue any other right or remedy in Lender’s power; (3) to give notice of the time, place, or terms of any public or private sale of real or personal property collateral assigned to Lender by any other Borrower or any other Person, or otherwise to comply with Section 9615 of the California Commercial Code (as modified Master Credit Facility Agreement Form 6001.MCFA Page 19 Article 3 06-19 © 2019 Fannie Mae STEADFAST (STAR) 2/PNC (2020 MCFA) 49046845-v11

or recodified from time to time) with respect to any such personal property collateral located in the State of California; or (4) to make or give (except as otherwise expressly provided in the Security Documents) any presentment, demand, protest, notice of dishonor, notice of protest, or other demand or notice of any kind in connection with the Other Borrower Secured Obligation or any collateral for the Other Borrower Secured Obligation; (b) the Waiving Borrower hereby waives any defense it may now or hereafter have that relates to: (1) any disability or other defense of any other Borrower or any other Person; (2) the cessation, from any cause other than full performance, of the Other Borrower Secured Obligation; (3) the application of the proceeds of the Other Borrower Secured Obligation, by any other Borrower or any other Person, for purposes other than the purposes represented to the Waiving Borrower by any other Borrower or any other Person, or otherwise intended or understood by the Waiving Borrower or any other Borrower; (4) any act or omission by Lender which directly or indirectly results in or contributes to the release of any other Borrower or any other Person or any collateral for any Other Borrower Secured Obligation; (5) the unenforceability or invalidity of any Security Document or Loan Document (other than the Security Instrument executed by the Waiving Borrower that secures the Other Borrower Secured Obligation) or guaranty with respect to any Other Borrower Secured Obligation, or the lack of perfection or continuing perfection or lack of priority of any Lien (other than the Lien of the Security Instrument executed by the Waiving Borrower that secures the Other Borrower Secured Obligation) which secures any Other Borrower Secured Obligation; (6) any failure of Lender to marshal assets in favor of the Waiving Borrower or any other Person; (7) any modification of any Other Borrower Secured Obligation, including any renewal, extension, acceleration, or increase in interest rate; (8) any and all rights and defenses arising out of an election of remedies by Lender, even though that election of remedies, such as a nonjudicial foreclosure with respect to security for a guaranteed obligation, has destroyed the Waiving Borrower’s rights of subrogation and reimbursement against the principal by the operation of Section 580d of the California Code of Civil Procedure or otherwise; (9) any law which provides that the obligation of a surety or guarantor must neither be larger in amount nor in other respects more burdensome than that of the principal or which reduces a surety’s or guarantor’s obligation in proportion to the principal obligation; (10) any failure of Lender to file or enforce a claim in any bankruptcy or other proceeding with respect to any Person; (11) the election by Lender, in any bankruptcy proceeding of any Person, of the application or non- application of Section 1111(b)(2) of the Bankruptcy Code; (12) any extension of credit or the grant of any lien under Section 364 of the Bankruptcy Code; (13) any use of cash collateral under Section 363 of the Bankruptcy Code; or (14) any agreement or stipulation with respect to the provision of adequate protection in any bankruptcy proceeding of any Person. The Waiving Borrower further waives any and all rights and defenses that it may have because the Other Borrower Secured Obligation is secured by real property; this means, among other things, that: (A) Lender may collect from the Waiving Borrower without first foreclosing on any real or personal property collateral pledged by any other Borrower; (B) if Lender forecloses on any real property collateral pledged by any other Borrower, then (i) the amount of the Other Borrower Secured Obligation may be reduced only by the price for which that collateral is sold at the foreclosure sale, even if the collateral is worth more than the sale price, and (ii) Lender may foreclose on the real property encumbered by the Security Instrument executed by the Waiving Master Credit Facility Agreement Form 6001.MCFA Page 20 Article 3 06-19 © 2019 Fannie Mae STEADFAST (STAR) 2/PNC (2020 MCFA) 49046845-v11

Borrower and securing the Other Borrower Secured Obligation, or otherwise collect from the Waiving Borrower, even if Lender, by foreclosing on the real property collateral of any one or more of the other Borrowers, has destroyed any right the Waiving Borrower may have to collect from such other Borrowers. Subject to the last sentence of Section 3.06 (Joint and Several Obligation; Cross-Guaranty), the foregoing sentence is an unconditional and irrevocable waiver of any rights and defenses the Waiving Borrower may have because the Other Borrower Secured Obligation is secured by real property. These rights and defenses being waived by the Waiving Borrower include, but are not limited to, any rights or defenses based upon Section 580a, 580b, 580d, or 726 of the California Code of Civil Procedure. Without limiting the generality of the foregoing or any other provision hereof, the Waiving Borrower further expressly waives, except as provided in Section 3.07(g) (Waivers with Respect to Other Borrower Secured Obligation) below, to the extent permitted by law any and all rights and defenses that might otherwise be available to it under California Civil Code Sections 2787 to 2855, inclusive, 2899 and 3433, or under California Code of Civil Procedure Sections 580a, 580b, 580d, and 726, or any of such sections; (c) the Waiving Borrower hereby waives any and all benefits and defenses under California Civil Code Section 2810 and agrees that by doing so the Security Instrument executed by the Waiving Borrower and securing the Other Borrower Secured Obligation shall be and remain in full force and effect even if one or more of the other Borrowers had no liability at the time of incurring the Other Borrower Secured Obligation, or thereafter ceases to be liable. The Waiving Borrower hereby waives any and all benefits and defenses under California Civil Code Section 2809 and agrees that by doing so the Waiving Borrower’s liability may be larger in amount and more burdensome than that of any one or more of the other Borrowers. The Waiving Borrower hereby waives the benefit of all principles or provisions of law that are or might be in conflict with the terms of any of its waivers, and agrees that the Waiving Borrower’s waivers shall not be affected by any circumstances that might otherwise constitute a legal or equitable discharge of a surety or a guarantor. The Waiving Borrower hereby waives the benefits of any right of discharge and all other rights and defenses under any and all statutes or other laws relating to guarantors or sureties, to the fullest extent permitted by law, diligence in collecting the Other Borrower Secured Obligation, presentment, demand for payment, protest, all notices with respect to the Other Borrower Secured Obligation that may be required by statute, rule of law, or otherwise to preserve Lender’s rights against the Waiving Borrower hereunder, including notice of acceptance, notice of any amendment of the Loan Documents evidencing the Other Borrower Secured Obligation, notice of the occurrence of any default or Event of Default, notice of intent to accelerate, notice of acceleration, notice of dishonor, notice of foreclosure, notice of protest, notice of the incurring by the other Borrower of any obligation or indebtedness and all rights to require Lender to (1) proceed against the other Borrower, (2) proceed against any general partner of the other Borrower, (3) proceed against or exhaust any collateral held by Lender to secure the Other Borrower Secured Obligation, or (4) if the other Borrower is a partnership, pursue any other remedy it may have against the other Borrower, or any general partner of the other Borrower, including any and all benefits under California Civil Code Sections 2845, 2849, and 2850; Master Credit Facility Agreement Form 6001.MCFA Page 21 Article 3 06-19 © 2019 Fannie Mae STEADFAST (STAR) 2/PNC (2020 MCFA) 49046845-v11

(d) the Waiving Borrower understands that the exercise by Lender of certain rights and remedies contained in a Security Instrument executed by any other Borrower (such as a nonjudicial foreclosure sale) may affect or eliminate the Waiving Borrower’s right of subrogation against such other Borrower and that the Waiving Borrower may therefore incur a partially or totally nonreimburseable liability. Nevertheless, the Waiving Borrower hereby authorizes and empowers Lender to exercise, in its sole and absolute discretion, any right or remedy, or any combination thereof, that may then be available, since it is the intent and purpose of the Waiving Borrower that its waivers shall be absolute, independent and unconditional under any and all circumstances; (e) in accordance with Section 2856 of the California Civil Code, the Waiving Borrower also waives any right or defense based upon an election of remedies by Lender, even though such election (e.g., nonjudicial foreclosure with respect to any collateral held by Lender to secure repayment of the Other Borrower Secured Obligation) destroys or otherwise impairs the subrogation rights of the Waiving Borrower to any right to proceed against one or more of the other Borrowers for reimbursement by operation of Section 580d of the California Code of Civil Procedure or otherwise; (f) subject to the last sentence of Section 3.06 (Joint and Several Obligation; Cross- Guaranty), in accordance with Section 2856 of the California Civil Code, the Waiving Borrower waives any and all other rights and defenses available to the Waiving Borrower by reason of Sections 2787 through 2855, inclusive, of the California Civil Code, including any and all rights or defenses the Waiving Borrower may have by reason of protection afforded to one or more of the other Borrowers with respect to the applicable Other Borrower Secured Obligation pursuant to the antideficiency or other laws of the State of California limiting or discharging such Other Borrower Secured Obligation, including Sections 580a, 580b, 580d, and 726 of the California Code of Civil Procedure; (g) in accordance with Section 2856 of the California Civil Code and pursuant to any other Applicable Law, the Waiving Borrower agrees to withhold the exercise of any and all subrogation, contribution, and reimbursement rights against all other Borrowers, against any other Person, and against any collateral or security for the Other Borrower Secured Obligation, including any such rights pursuant to Sections 2847 and 2848 of the California Civil Code, until the Other Borrower Secured Obligation has been indefeasibly paid and satisfied in full, all obligations owed to Lender under the Loan Documents have been fully performed, and Lender has released, transferred or disposed of all of its right, title, and interest in such collateral or security; (h) each Borrower hereby irrevocably and unconditionally agrees that, notwithstanding Section 3.07(g) (Waivers with Respect to Other Borrower Secured Obligation) hereof, in the event, and to the extent, that its agreement and waiver set forth in Section 3.07(g) (Waivers with Respect to Other Borrower Secured Obligation) is found by a court of competent jurisdiction to be void or voidable for any reason and such Borrower has any subrogation or other rights against any other Borrower, any such claims, direct or indirect, that such Borrower may have by subrogation rights or other form of reimbursement, contribution, or indemnity, against any other Borrower or to any security or any such Borrower, shall be, and such rights, claims, and indebtedness are hereby, Master Credit Facility Agreement Form 6001.MCFA Page 22 Article 3 06-19 © 2019 Fannie Mae STEADFAST (STAR) 2/PNC (2020 MCFA) 49046845-v11

deferred, postponed, and fully subordinated in time and right of payment to the prior payment, performance, and satisfaction in full of the Indebtedness. Until payment and performance in full with interest (including post-petition interest in any case under any chapter of the Bankruptcy Code) of the Indebtedness, each Borrower agrees not to accept any payment or satisfaction of any kind of Indebtedness of any other Borrower in respect of any such subrogation rights arising by virtue of payments made pursuant to this Article 3 (Personal Liability), and hereby assigns such rights or indebtedness to Lender, including (1) the right to file proofs of claim and to vote thereon in connection with any case under any chapter of the Bankruptcy Code and (2) the right to vote on any plan of reorganization. In the event that any payment on account of any such subrogation rights shall be received by any Borrower in violation of the foregoing, such payment shall be held in trust for the benefit of Lender, and any amount so collected must be turned over to Lender for, at Lender’s option, application to the Indebtedness; (i) at any time without notice to the Waiving Borrower, and without affecting or prejudicing the right of Lender to proceed against the Collateral described in any Loan Document executed by the Waiving Borrower and securing the Other Borrower Secured Obligation, (1) the time for payment of the principal of or interest on, or the performance of, the Other Borrower Secured Obligation may be extended or the Other Borrower Secured Obligation may be renewed in whole or in part; (2) the time for any other Borrower’s performance of or compliance with any covenant or agreement contained in the Loan Documents evidencing the Other Borrower Secured Obligation, whether presently existing or hereinafter entered into, may be extended or such performance or compliance may be waived; (3) the maturity of the Other Borrower Secured Obligation may be accelerated as provided in the related Note or any other related Loan Document; (4) the related Note or any other related Loan Document may be modified or amended by Lender and the applicable other Borrower in any respect, including an increase in the principal amount; and (5) any security for the Other Borrower Secured Obligation may be modified, exchanged, surrendered or otherwise dealt with or additional security may be pledged or mortgaged for the Other Borrower Secured Obligation; and (j) it is agreed among each Borrower and Lender that all of the foregoing waivers are of the essence of the transaction contemplated by this Master Agreement and the Loan Documents and that but for the provisions of this Article 3 (Personal Liability) and such waivers Lender would decline to enter into this Master Agreement. Section 3.08 No Impairment. Each Borrower agrees that the provisions of this Article 3 (Personal Liability) are for the benefit of Lender and its successors and assigns, and nothing herein contained shall impair, as between any other Borrower and Lender, the obligations of such other Borrower under the Loan Documents. Section 3.09 Election of Remedies. (a) Lender, in its discretion, may (1) bring suit against any one or more Borrowers, jointly and severally, without any requirement that Lender first proceed against any other Borrower Master Credit Facility Agreement Form 6001.MCFA Page 23 Article 3 06-19 © 2019 Fannie Mae STEADFAST (STAR) 2/PNC (2020 MCFA) 49046845-v11

or any other Person; (2) compromise or settle with any one or more Borrowers, or any other Person, for such consideration as Lender may deem proper; (3) release one or more Borrowers, or any other Person, from liability; and (4) otherwise deal with any Borrower and any other Person, or any one or more of them, in any manner, or resort to any of the Collateral at any time held by it for performance of the Indebtedness or any other source or means of obtaining payment of the Indebtedness, and no such action shall impair the rights of Lender to collect from any Borrower any amount guaranteed by any Borrower under this Article 3 (Personal Liability). (b) If, in the exercise of any of its rights and remedies, Lender shall forfeit any of its rights or remedies, including its rights to enter a deficiency judgment against any Borrower or any other Person, whether because of any Applicable Law pertaining to “election of remedies” or the like, each Borrower hereby consents to such action by Lender and waives any claim based upon such action, even if such action by Lender shall result in a full or partial loss of any rights of subrogation that each Borrower might otherwise have had but for such action by Lender. Any election of remedies that results in the denial or impairment of the right of Lender to seek a deficiency judgment against any Borrower shall not impair any other Borrower’s obligation to pay the full amount of the Indebtedness. In the event Lender shall bid at any foreclosure or trustee’s sale or at any private sale permitted by law or any of the Loan Documents, Lender may bid all or less than the amount of the Indebtedness and the amount of such bid need not be paid by Lender but shall be credited against the Indebtedness. The amount of the successful bid at any such sale, whether Lender or any other party is the successful bidder, shall be conclusively deemed to be the fair market value of the Collateral and the difference between such bid amount and the remaining balance of the Indebtedness shall be conclusively deemed to be the amount of the Indebtedness guaranteed under this Article 3 (Personal Liability), notwithstanding that any present or future law or court decision or ruling may have the effect of reducing the amount of any deficiency claim to which Lender might otherwise be entitled but for such bidding at any such sale. Section 3.10 Subordination of Other Obligations. (a) Each Borrower hereby irrevocably and unconditionally agrees that all amounts payable from time to time to such Borrower by any other Borrower pursuant to any agreement, whether secured or unsecured, whether of principal, interest, or otherwise, other than the amounts referred to in this Article 3 (Personal Liability) (collectively, the “Subordinated Obligations”), shall be and such rights, claims, and indebtedness are, hereby deferred, postponed, and fully subordinated in time and right of payment to the prior payment, performance, and satisfaction in full of the Indebtedness; provided, however, that payments may be received by any Borrower in accordance with, and only in accordance with, the provisions of Section 3.10 (Subordination of Other Obligations) hereof. (b) Until the Indebtedness has been finally paid in full or fully performed and all the Loan Documents have been terminated, each Borrower irrevocably and unconditionally agrees it will not ask, demand, sue for, take, or receive, directly or indirectly, by set-off, redemption, purchase, or in any other manner whatsoever, any payment with respect to, or any security or guaranty for, the whole or any part of the Subordinated Obligations, and in issuing documents, Master Credit Facility Agreement Form 6001.MCFA Page 24 Article 3 06-19 © 2019 Fannie Mae STEADFAST (STAR) 2/PNC (2020 MCFA) 49046845-v11

instruments, or agreements of any kind evidencing the Subordinated Obligations, each Borrower hereby agrees that it will not receive any payment of any kind on account of the Subordinated Obligations, so long as any of the Indebtedness is outstanding or any of the terms and conditions of any of the Loan Documents are in effect; provided, however, that, notwithstanding anything to the contrary contained herein, if no Potential Event of Default or Event of Default has occurred and is continuing under any of the Loan Documents, then payments may be received by such Borrower in respect of the Subordinated Obligations in accordance with the stated terms thereof. Except as aforesaid, each Borrower agrees not to accept any payment or satisfaction of any kind of indebtedness of any other Borrower in respect of the Subordinated Obligations and hereby assigns such rights or indebtedness to Fannie Mae, including the right to file proofs of claim and to vote thereon in connection with any case under any chapter of the Bankruptcy Code, including the right to vote on any plan of reorganization. In the event that any payment on account of Subordinated Obligations shall be received by any Borrower in violation of the foregoing, such payment shall be held in trust for the benefit of Lender, and any amount so collected shall be turned over to Lender upon demand. Section 3.11 Insolvency and Liability of Other Borrower. So long as any of the Indebtedness is Outstanding, if a petition under any chapter of the Bankruptcy Code is filed by or against any Borrower (the “Subject Borrower”), each other Borrower (each, an “Other Borrower”) agrees to file all claims against the Subject Borrower in any bankruptcy or other proceeding in which the filing of claims is required by law in connection with indebtedness owed by the Subject Borrower and to assign to Lender all rights thereunder up to the amount of such indebtedness. In all such cases, the Person or Persons authorized to pay such claims shall pay to Lender the full amount thereof and Lender agrees to pay such Other Borrower any amounts received in excess of the amount necessary to pay the Indebtedness. Each Other Borrower hereby assigns to Lender all of such Other Borrower’s rights to all such payments to which such Other Borrower would otherwise be entitled but not to exceed the full amount of the Indebtedness. In the event that, notwithstanding the foregoing, any such payment shall be received by any Other Borrower before the Indebtedness shall have been finally paid in full, such payment shall be held in trust for the benefit of and shall be paid over to Lender upon demand. Furthermore, notwithstanding the foregoing, the liability of each Borrower hereunder shall in no way be affected by: (a) the release or discharge of any Other Borrower in any creditors’ receivership, bankruptcy, or other proceedings; or (b) the impairment, limitation, or modification of the liability of any Other Borrower or the estate of any Other Borrower in bankruptcy resulting from the operation of any present or future provisions of any chapter of the Bankruptcy Code or other statute or from the decision in any court. Master Credit Facility Agreement Form 6001.MCFA Page 25 Article 3 06-19 © 2019 Fannie Mae STEADFAST (STAR) 2/PNC (2020 MCFA) 49046845-v11

Section 3.12 Preferences, Fraudulent Conveyances, Etc. If Lender is required to refund, or voluntarily refunds, any payment received from any Borrower because such payment is or may be avoided, invalidated, declared fraudulent, set aside, or determined to be void or voidable as a preference, fraudulent conveyance, impermissible setoff, or a diversion of trust funds under the Insolvency Laws or for any similar reason, including any judgment, order, or decree of any court or administrative body having jurisdiction over any Borrower or any of its property, or upon or as a result of the appointment of a receiver, intervenor, custodian, or conservator of, or trustee or similar officer for, any Borrower or any substantial part of its property, or otherwise, or any statement or compromise of any claim effected by Lender with any Borrower or any other claimant (a “Rescinded Payment”), then each Other Borrower’s liability to Lender shall continue in full force and effect, or each Other Borrower’s liability to Lender shall be reinstated and renewed, as the case may be, with the same effect and to the same extent as if the Rescinded Payment had not been received by Lender, notwithstanding the cancellation or termination of any of the Loan Documents, and regardless of whether Lender contested the order requiring the return of such payment. In addition, each Other Borrower shall pay, or reimburse Lender for, all expenses (including all reasonable attorneys’ fees, court costs, and related disbursements) incurred by Lender in the defense of any claim that a payment received by Lender in respect of all or any part of the Indebtedness must be refunded. The provisions of this Section 3.12 (Preferences, Fraudulent Conveyances, Etc.) shall survive the termination of the Loan Documents and any satisfaction and discharge of any Borrower by virtue of any payment, court order, or any federal or state law. Section 3.13 Maximum Liability of Each Borrower. Notwithstanding anything contained in this Master Agreement or any other Loan Document to the contrary, if the obligations of any Borrower under this Master Agreement or any of the other Loan Documents or any Security Instruments granted by any Borrower are determined to exceed the reasonably equivalent value received by such Borrower in exchange for such obligations or grant of such Security Instruments under any Fraudulent Transfer Law (as hereinafter defined), then the liability of such Borrower shall be limited to a maximum aggregate amount equal to the largest amount that would not render its obligations under this Master Agreement or all the other Loan Documents subject to avoidance as a fraudulent transfer or conveyance under Section 548 of Title 11 of the United States Code or any applicable provisions of comparable state law (collectively, the “Fraudulent Transfer Laws”), in each case after giving effect to all other liabilities of such Borrower, contingent or otherwise, that are relevant under the Fraudulent Transfer Laws (specifically excluding, however, any liabilities of such Borrower in respect of Indebtedness to any other Borrower or any other Person that is an affiliate of the other Borrower to the extent that such Indebtedness would be discharged in an amount equal to the amount paid by such Borrower in respect of the Indebtedness) and after giving effect (as assets) to the value (as determined under the applicable provisions of the Fraudulent Transfer Laws) of any rights to subrogation, reimbursement, indemnification, or contribution of such Borrower pursuant to Applicable Law or pursuant to the terms of any agreement including the Contribution Agreement. Master Credit Facility Agreement Form 6001.MCFA Page 26 Article 3 06-19 © 2019 Fannie Mae STEADFAST (STAR) 2/PNC (2020 MCFA) 49046845-v11

Section 3.14 Liability Cumulative. The liability of each Borrower under this Article 3 (Personal Liability) is in addition to and shall be cumulative with all liabilities of such Borrower to Lender under this Master Agreement and all the other Loan Documents to which such Borrower is a party or in respect of any Indebtedness of any other Borrower. Article 4 BORROWER STATUS Section 4.01 Representations and Warranties. The representations and warranties made by Borrower to Lender in this Section 4.01 (Borrower Status – Representations and Warranties) are made as of each Effective Date and are true and correct except as disclosed on the Exceptions to Representations and Warranties Schedule. (a) Due Organization and Qualification; Organizational Agreements. (1) Each Borrower is validly existing and qualified to transact business and is in good standing in (A) the state in which it is formed or organized, (B) the Property Jurisdiction and (C) each other jurisdiction that qualification or good standing is required according to Applicable Law to conduct its business with respect to the Mortgaged Property, in each case, where the failure to be so qualified or in good standing would adversely affect Borrower’s operation of its Mortgaged Property or the validity, enforceability or the ability of Borrower to perform its obligations under this Master Agreement or any other Loan Document. The managing member or general partner of Borrower, as applicable, is validly existing and qualified to transact business and is in good standing in the state in which it is organized and in each other jurisdiction in which such qualification and/or standing is necessary to the conduct of its business. (2) Borrower’s organizational documents prohibit a Division of Borrower. (3) True, correct and complete Organizational Documents of each Borrower Entity and each Identified Party have been delivered to Lender prior to each Effective Date. The Ownership Interests Schedule attached hereto sets forth: (A) the direct owners of Borrower and their respective interests; (B) the indirect owners (and any non-member managers) of Borrower that Control Borrower (excluding any Publicly-Held Corporations or Publicly-Held Trusts) and their respective interests; and (C) the indirect owners of Borrower that hold twenty-five percent (25%) or more of the ownership interests in Borrower (excluding any Publicly-Held Corporations or Publicly-Held Trusts) and their respective interests. Master Credit Facility Agreement Form 6001.MCFA Page 27 Article 3 06-19 © 2019 Fannie Mae STEADFAST (STAR) 2/PNC (2020 MCFA) 49046845-v11

(4) The Organizational Documents of Borrower and SPE Owner, if any, require Borrower and SPE Owner, if any, to comply with the provisions of Section 4.02(d) (Borrower Status – Covenants – Single Purpose Status) of this Master Agreement. (b) Location. Borrower’s General Business Address is Borrower’s principal place of business and principal office. Guarantor’s General Business Address is Guarantor’s principal place of business and principal office. Key Principal’s General Business Address is Key Principal’s principal place of business and principal office. (c) Power and Authority. Each Borrower has the requisite power and authority: (1) to own its Mortgaged Property and to carry on its business as now conducted and as contemplated to be conducted in connection with the performance of its obligations under this Master Agreement and under the other Loan Documents to which it is a party; and (2) to execute and deliver this Master Agreement and the other Loan Documents to which it is a party, and to carry out the transactions contemplated by this Master Agreement and the other Loan Documents to which it is a party. (d) Due Authorization. The execution, delivery, and performance of this Master Agreement and the other Loan Documents to which it is a party have been duly authorized by all necessary action and proceedings by or on behalf of Borrower, and no further approvals or filings of any kind, including any approval of or filing with any Governmental Authority, are required by or on behalf of Borrower as a condition to the valid execution, delivery, and performance by Borrower of this Master Agreement or any of the other Loan Documents to which it is a party, except filings required to perfect and maintain the liens to be granted under the Loan Documents and routine filings to maintain good standing and its existence. (e) Valid and Binding Obligations. This Master Agreement and the other Loan Documents to which it is a party have been duly executed and delivered by Borrower and constitute the legal, valid, and binding obligations of Borrower, enforceable against Borrower in accordance with their respective terms, except as such enforceability may be limited by applicable Insolvency Laws or by the exercise of discretion by any court. Master Credit Facility Agreement Form 6001.MCFA Page 28 Article 4 06-19 © 2019 Fannie Mae STEADFAST (STAR) 2/PNC (2020 MCFA) 49046845-v11

(f) Effect of Master Agreement on Financial Condition. Borrower, Borrower’s general partner or sole member, and any SPE Owner will not be rendered Insolvent by the transactions contemplated by the provisions of this Master Agreement and the other Loan Documents. Borrower has sufficient working capital, including proceeds from the Advances, cash flow from the Mortgaged Properties, or other sources, not only to adequately maintain the Mortgaged Properties, but also to pay all of Borrower’s outstanding debts as they come due, including all Debt Service Amounts, exclusive of Borrower’s ability to refinance or pay in full any Advance on its Maturity Date. In connection with the execution and delivery of this Master Agreement, the Security Instruments and the other Loan Documents (and the delivery to, or for the benefit of, Lender of any collateral contemplated thereunder), and the incurrence by Borrower of the obligations under this Master Agreement and the other Loan Documents, Borrower did not receive less than reasonably equivalent value in exchange for the incurrence of the obligations of Borrower under this Master Agreement and the other Loan Documents. (g) Economic Sanctions, Anti-Money Laundering, and Anti-Corruption. (1) No Borrower Entity, nor to Borrower’s knowledge, any Identified Party nor Steadfast REIT Holdings, LLC, nor any Person Controlled by Borrower Entity that also has a direct or indirect Ownership Interest in any Borrower Entity, is in violation of any applicable civil or criminal laws or regulations, including those requiring internal controls, intended to prohibit, prevent, or regulate money laundering, drug trafficking, terrorism, or corruption, of the United States and the jurisdiction where the Mortgaged Property is located or where the Person resides, is domiciled, or has its principal place of business. (2) No Borrower Entity, nor to Borrower’s knowledge, any Identified Party nor Steadfast REIT Holdings, LLC, nor any Person Controlled by Borrower Entity that also has a direct or indirect Ownership Interest in any Borrower Entity, is a Person: (A) against whom proceedings are pending for any alleged violation of any laws described in Section 4.01(g)(1) (Borrower Status – Representations and Warranties – Economic Sanctions, Anti-Money Laundering, and Anti-Corruption); (B) that has been convicted of any violation of, has been subject to civil penalties or Economic Sanctions pursuant to, or had any of its property seized or forfeited under, any laws described in Section 4.01(g)(1) (Borrower Status – Representations and Warranties – Economic Sanctions, Anti-Money Laundering, and Anti-Corruption); (C) with whom any United States Person, any entity organized under the laws of the United States or its constituent states or territories, or any entity, regardless of where organized, having its principal place of business within the United States or any of its territories, is prohibited from transacting business of the type contemplated by this Master Agreement and the other Loan Documents under any other Applicable Law; or Master Credit Facility Agreement Form 6001.MCFA Page 29 Article 4 06-19 © 2019 Fannie Mae STEADFAST (STAR) 2/PNC (2020 MCFA) 49046845-v11

(D) that is deemed a Sanctioned Person. (3) Each Borrower Entity is in compliance with all applicable Economic Sanctions. (h) Single Purpose Status. Each Borrower and SPE Owner at all times since its formation: (1) has not acquired, held, owned, leased, developed, or improved, and does not own or lease any real property, personal property, or assets other than the Mortgaged Property or, for any SPE Owner, equity interests in a Person that owns the Mortgaged Property; (2) has not acquired or owned and does not own, operate, or participate in any business other than the leasing, ownership, management, operation, and maintenance of the Mortgaged Property or, for any SPE Owner, equity interests in a Person that owns the Mortgaged Property; (3) has no material financial obligation under or secured by any indenture, mortgage, deed of trust, deed to secure debt, loan agreement, or other agreement or instrument to which Borrower is a party, or by which Borrower is otherwise bound, or to which the Mortgaged Property is subject or by which it is otherwise encumbered, other than: (A) unsecured trade payables incurred in the ordinary course of the operation of the Mortgaged Property (exclusive of amounts for rehabilitation, restoration, repairs, or replacements of the Mortgaged Property) that (i) are not evidenced by a promissory note, (ii) are payable within sixty (60) days of the date incurred, and (iii) as of the Effective Date such Mortgaged Property is added to the Collateral Pool, do not exceed, the lesser of (x) four percent (4%) of the Allocable Facility Amount for such Mortgaged Property and (y) in the aggregate, when added to unsecured trade payables for all other Mortgaged Properties in the Collateral Pool, two percent (2%) of the principal balance of the Advances Outstanding; (B) if the Security Instrument grants a lien on a leasehold estate, Borrower’s obligations as lessee under the ground lease creating such leasehold estate; and (C) obligations under the Loan Documents and obligations secured by the Mortgaged Property to the extent permitted by the Loan Documents; (4) has maintained its financial statements, accounting records, and other partnership, real estate investment trust, limited liability company, or corporate documents, as the case may be, separate from those of any other Person and has not listed its assets on Master Credit Facility Agreement Form 6001.MCFA Page 30 Article 4 06-19 © 2019 Fannie Mae STEADFAST (STAR) 2/PNC (2020 MCFA) 49046845-v11

the financial statement of any other Person (unless Borrower’s assets have been included in a consolidated financial statement prepared in accordance with generally accepted accounting principles); (5) has not commingled its assets or funds with those of any other Person, and has held all its assets or funds under its own name, unless such assets or funds can easily be segregated and identified in the ordinary course of business and in such a manner that it will not be costly or difficult to segregate, ascertain, or identify its individual assets from those of any other Person; (6) has been adequately capitalized in light of its contemplated business operations; (7) has not assumed, guaranteed, or become obligated for the liabilities or obligations of any other Person or pledged its assets for the benefit of any other Person (except in connection with this Master Agreement or other mortgage loans that have been paid in full or collaterally assigned to Lender, including in connection with any Consolidation, Extension and Modification Agreement (for Mortgaged Properties in New York) or similar instrument), or held out its credit as being available to satisfy the obligations of any other Person; (8) has not made loans or advances to any other Person; (9) has not entered into and is not a party to any transaction with any Borrower Affiliate, except in the ordinary course of business and on terms which are no more favorable to such Borrower Affiliate than would be obtained in a comparable arm’s-length transaction with an unrelated third party; (10) has not acquired obligations or securities of any other Person; (11) has paid its own liabilities, including the salaries of its own employees, if any, from its own funds and maintained a sufficient number of employees in light of its contemplated business operations; (12) has not failed to hold itself out to the public as a legal entity separate and distinct from any other Person or to conduct its business solely in its own name or failed to correct any known misunderstanding regarding its separate identity; (13) has allocated fairly and reasonably any overhead for shared expenses; (14) has maintained its existence as an entity duly organized, validly existing, and in good standing (if applicable) under the laws of the jurisdiction of its formation or organization and has done all things necessary to observe organizational formalities; Master Credit Facility Agreement Form 6001.MCFA Page 31 Article 4 06-19 © 2019 Fannie Mae STEADFAST (STAR) 2/PNC (2020 MCFA) 49046845-v11

(15) has not, other than SPE Owner’s Ownership Interest in Borrower, owned any subsidiary or made any investment in, any Person without the prior written consent of Lender; (16) without the prior written consent of Lender or unless otherwise required or permitted by a Cap Security Agreement, has not entered into or guaranteed, provided security for, or otherwise undertaken any form of contingent obligation with respect to any Hedging Arrangement; and (17) has not sought and has no plans to Divide at any time during the Term of this Master Agreement. (i) No Bankruptcies or Judgments. No Borrower, Borrower’s general partner or sole member, nor any SPE Owner is currently: (1) the subject of or a party to any completed or pending bankruptcy, reorganization, including any receivership or other insolvency proceeding; (2) preparing or intending to be the subject of a Bankruptcy Event; (3) the subject of any judgment unsatisfied of record or docketed in any court; or (4) Insolvent. (j) No Actions or Litigation. (1) Other than residential eviction actions in the ordinary course of business, there are no claims, actions, suits, or proceedings at law or in equity by or before any Governmental Authority now pending against or, to Borrower’s knowledge, threatened against or affecting Borrower or any Mortgaged Property not otherwise covered by insurance (except claims, actions, suits, or proceedings regarding fair housing, anti- discrimination, or equal opportunity, which shall always be disclosed); and (2) there are no claims, actions, suits, or proceedings at law or in equity by or before any Governmental Authority now pending or, to Borrower’s knowledge, threatened against or affecting Guarantor or Key Principal, which claims, actions, suits, or proceedings, if adversely determined (individually or in the aggregate) reasonably would be expected to materially adversely affect the financial condition or business of Borrower, Guarantor, or Key Principal or the condition, operation, or ownership of the Mortgaged Property (except claims, actions, suits, or proceedings regarding fair housing, anti- discrimination, or equal opportunity, which shall always be deemed material). Master Credit Facility Agreement Form 6001.MCFA Page 32 Article 4 06-19 © 2019 Fannie Mae STEADFAST (STAR) 2/PNC (2020 MCFA) 49046845-v11

(k) Payment of Taxes, Assessments, and Other Charges. Borrower confirms that: (1) it has filed all federal, state, county, and municipal tax returns and reports required to have been filed by Borrower; (2) it has paid, before any fine, penalty interest, lien, or costs may be added thereto, all taxes, governmental charges, and assessments due and payable with respect to such returns and reports; (3) there is no controversy or objection pending, or to the knowledge of Borrower, threatened in respect of any tax returns of Borrower; and (4) it has made adequate reserves on its books and records for all taxes that have accrued but which are not yet due and payable. (l) Not a Foreign Person. Borrower is not a “foreign person” within the meaning of Section 1445(f)(3) of the Internal Revenue Code. (m) ERISA. Borrower represents and warrants that: (1) Borrower is not an Employee Benefit Plan; (2) no asset of Borrower constitutes “plan assets” (within the meaning of Section 3(42) of ERISA and Department of Labor Regulation Section 2510.3 101) of an Employee Benefit Plan; (3) no asset of Borrower is subject to any laws of any Governmental Authority governing the assets of an Employee Benefit Plan; and (4) neither Borrower nor any ERISA Affiliate is subject to any obligation or liability with respect to any ERISA Plan. (n) Default Under Other Obligations. (1) The execution, delivery, and performance of the obligations imposed on Borrower under this Master Agreement and the Loan Documents to which it is a party will not cause Borrower to be in default under the provisions of any agreement, judgment or order to which Borrower is a party or by which Borrower is bound. Master Credit Facility Agreement Form 6001.MCFA Page 33 Article 4 06-19 © 2019 Fannie Mae STEADFAST (STAR) 2/PNC (2020 MCFA) 49046845-v11

(2) There are no defaults by Borrower or, to the knowledge of Borrower, by any other Person under any contract to which Borrower is a party, including any management, rental, service, supply, security, maintenance or similar contract, other than defaults which do not have, and are not reasonably expected to have, a Material Adverse Effect. (o) Prohibited Person. No Borrower Entity is a Prohibited Person. To Borrower’s knowledge, none of the following is a Prohibited Person: (1) any Person Controlling any Borrower Entity; or (2) any Person Controlled by and having a direct or indirect Ownership Interest in any Borrower Entity. (p) No Contravention; No Liens. Neither the execution and delivery of this Master Agreement and the other Loan Documents to which Borrower is a party, nor the fulfillment of or compliance with the terms and conditions of this Master Agreement and the other Loan Documents to which Borrower is a party, nor the performance of the obligations of Borrower under this Master Agreement and the other Loan Documents: (1) does or will conflict with or result in any breach or violation of (A) any Applicable Law enacted or issued by any Governmental Authority or other agency having jurisdiction over Borrower, the Mortgaged Properties or any other portion of the Collateral or other assets of Borrower, or (B) any judgment or order applicable to Borrower or to which Borrower, the Mortgaged Properties or other assets of Borrower are subject; (2) does or will conflict with or result in any breach or violation of, or constitute a default under, any of the terms, conditions or provisions of Borrower’s Organizational Documents, any indenture, existing agreement or other instrument to which Borrower is a party or to which Borrower, the Mortgaged Properties or any other portion of the Collateral or other assets of Borrower are subject; (3) does or will result in or require the creation of any Lien on all or any portion of the Collateral or the Mortgaged Properties, except for the Permitted Encumbrances; or (4) does or will require the consent or approval of any creditor of Borrower, any Governmental Authority or any other Person except such consents or approvals which have already been obtained. Master Credit Facility Agreement Form 6001.MCFA Page 34 Article 4 06-19 © 2019 Fannie Mae STEADFAST (STAR) 2/PNC (2020 MCFA) 49046845-v11

(q) Lockbox Arrangement. Borrower is not party to any type of lockbox agreement or similar cash management arrangement that has not been approved by Lender in writing, and no direct or indirect owner of Borrower is party to any type of lockbox agreement or similar cash management arrangement with respect to Rents or other income from the Mortgaged Property that has not been approved by Lender in writing. (r) No Reliance. Borrower acknowledges, represents, and warrants that it understands the nature and structure of the transactions contemplated by this Master Agreement and the other Loan Documents to which Borrower is a party (including the cross-collateralization and cross-default of the Indebtedness); that it is familiar with the provisions of all of the documents and instruments relating to such transactions; that it understands the risks inherent in such transactions, including the risk of loss of all or any of the Mortgaged Properties; with respect to the cross-collateralization and cross-default of the Indebtedness, that it has obtained all consents required pursuant to the Organizational Documents of each Borrower Entity and Identified Party and any owners thereof; and that it has not relied on Lender, Fannie Mae or their counsel for any guidance or expertise in analyzing the financial or other consequences of the transactions contemplated by this Master Agreement or any other Loan Document to which Borrower is a party or otherwise relied on Lender, Fannie Mae or their counsel in any manner in connection with interpreting, entering into or otherwise in connection with this Master Agreement, any other Loan Document or any of the matters contemplated hereby or thereby. (s) Investment Company Act. Borrower is not (1) an “investment company” or a company “controlled” by an “investment company,” within the meaning of the Investment Company Act of 1940, as amended; (2) a “holding company” or a “subsidiary company” of a “holding company” or an “affiliate” of either a “holding company” or a “subsidiary company” within the meaning of the Energy Policy Act of 2005, as amended; or (3) subject to any other federal or state law or regulation which purports to restrict or regulate its ability to borrow money. Section 4.02 Covenants. (a) Maintenance of Existence; Organizational Documents. (1) Each of Borrower, its general partner, sole member, or managing member (as applicable), SPE Owner, Guarantor and Key Principal shall maintain its existence, its entity status, franchises, rights, and privileges under the laws of the state of its formation or organization (as applicable). Borrower shall continue to be duly qualified and in good standing to transact business in each jurisdiction in which qualification or standing is required according to Applicable Law to conduct its business with respect to its Mortgaged Property and where the failure to do so would adversely affect Borrower’s operation of its Master Credit Facility Agreement Form 6001.MCFA Page 35 Article 4 06-19 © 2019 Fannie Mae STEADFAST (STAR) 2/PNC (2020 MCFA) 49046845-v11

Mortgaged Property or the validity, enforceability, or the ability of Borrower to perform its obligations under this Master Agreement or any other Loan Document. Neither Borrower nor any partner, member, manager, officer, or director of Borrower shall: (A) make or allow any material change to the Organizational Documents or organizational structure of Borrower, including changes relating to the Control of Borrower or changes that could lead to noncompliance with the SPE Requirements or the provisions of Section 4.02(d) (Borrower Status – Covenants – Single Purpose Status), or (B) file any action, complaint, petition, or other claim to: (i) divide, partition, or otherwise compel the sale of any Mortgaged Property, or (ii) otherwise change the Control of Borrower. (2) During the Term of this Master Agreement, Steadfast Apartment REIT, Inc. shall qualify, and be taxed as, a real estate investment trust under Subchapter M of the Internal Revenue Code and will not be engaged in any activities which would reasonably be anticipated to jeopardize such qualification and tax treatment. (b) Economic Sanctions, Anti-Money Laundering, and Anti-Corruption. (1) Each Borrower Entity, any Identified Party, Steadfast REIT Holdings, LLC, or any Person Controlled by Borrower Entity that also has a direct or indirect Ownership Interest in any Borrower Entity shall remain in compliance with any applicable civil or criminal laws or regulations (including those requiring internal controls) intended to prohibit, prevent, or regulate money laundering, drug trafficking, terrorism, or corruption, of the United States and the jurisdiction where the Mortgaged Property is located or where the Person resides, is domiciled, or has its principal place of business. (2) At no time shall any Borrower Entity, any Identified Party, Steadfast REIT Holdings, LLC, or any Person Controlled by Borrower Entity that also has a direct or indirect Ownership Interest in any Borrower Entity, be a Person: (A) against whom proceedings are pending for any alleged violation of any laws described in Section 4.02(b)(1) (Borrower Status – Covenants – Economic Sanctions, Anti-Money Laundering, and Anti-Corruption); (B) that has been convicted of any violation of, has been subject to civil penalties or Economic Sanctions pursuant to, or had any of its property seized or forfeited under, any laws described in Section 4.02(b)(1) (Borrower Status – Covenants – Economic Sanctions, Anti-Money Laundering, and Anti-Corruption); or Master Credit Facility Agreement Form 6001.MCFA Page 36 Article 4 06-19 © 2019 Fannie Mae STEADFAST (STAR) 2/PNC (2020 MCFA) 49046845-v11

(C) with whom any United States Person, any entity organized under the laws of the United States or its constituent states or territories, or any entity, regardless of where organized, having its principal place of business within the United States or any of its territories, is prohibited from transacting business of the type contemplated by this Master Agreement and the other Loan Documents under any other Applicable Law; or (D) that is deemed a Sanctioned Person. (3) Borrower, Guarantor, and Key Principal shall at all times remain in compliance with any applicable Economic Sanctions. (c) Payment of Taxes, Assessments, and Other Charges. Borrower shall file all federal, state, county, and municipal tax returns and reports required to be filed by Borrower and shall pay, before any fine, penalty interest, or cost may be added thereto, all taxes payable with respect to such returns and reports. (d) Single Purpose Status. Until the Indebtedness is fully paid (or Borrower is otherwise Released from this Master Agreement), Borrower and SPE Owner: (1) shall not acquire, hold, develop, lease, or improve any real property, personal property, or assets other than (A) the Mortgaged Property or (B) for any SPE Owner, equity interests in a Person that owns the Mortgaged Property; (2) shall not acquire, own, operate, or participate in any business other than the leasing, ownership, management, operation, and maintenance of the Mortgaged Property or, for any SPE Owner, equity interests in a Person that owns the Mortgaged Property; (3) shall not commingle its assets or funds with those of any other Person, unless such assets or funds can easily be segregated and identified in the ordinary course of business from those of any other Person; (4) shall maintain its financial statements, accounting records, and other partnership, real estate investment trust, limited liability company, or corporate documents, as the case may be, separate from those of any other Person (unless Borrower’s assets are included in a consolidated financial statement prepared in accordance with generally accepted accounting principles); (5) shall have no material financial obligation under any indenture, mortgage, deed of trust, deed to secure debt, loan agreement, or other agreement or instrument to which Borrower is a party or by which Borrower is otherwise bound, or to which the Mortgaged Property is subject or by which it is otherwise encumbered, other than: Master Credit Facility Agreement Form 6001.MCFA Page 37 Article 4 06-19 © 2019 Fannie Mae STEADFAST (STAR) 2/PNC (2020 MCFA) 49046845-v11

(A) unsecured trade payables incurred in the ordinary course of the operation of the Mortgaged Property (exclusive of amounts (i) to be paid out of the Replacement Reserve Account or Repairs Escrow Account, or (ii) for rehabilitation, restoration, repairs, or replacements of the Mortgaged Property or otherwise approved by Lender) so long as such trade payables (1) are not evidenced by a promissory note, (2) are payable within sixty (60) days of the date incurred, and (3) as of any date, do not exceed the lesser of (x) four percent (4%) of the Allocable Facility Amount for such Mortgaged Property and (y) in the aggregate, when added to unsecured trade payables for all other Mortgaged Properties in the Collateral Pool, two percent (2%) of the principal balance of the Advances Outstanding; (B) if the Security Instrument grants a lien on a leasehold estate, Borrower’s obligations as lessee under the ground lease creating such leasehold estate; and (C) obligations under the Loan Documents and obligations secured by the Mortgaged Property to the extent permitted by the Loan Documents; (6) shall not assume, guaranty, or become obligated for the liabilities or obligations of any other Person, or pledge its assets for the benefit of any other Person (except in connection with this Master Agreement or other mortgage loans that have been paid in full or collaterally assigned to Lender, including in connection with any Consolidation, Extension and Modification Agreement (for Mortgaged Properties in New York) or similar instrument) or hold out its credit as being available to satisfy the obligations of any other Person; (7) shall not make loans or advances to any other Person; (8) shall not enter into or become a party to, any transaction with any Borrower Affiliate, except in the ordinary course of business and on terms which are no more favorable to such Borrower Affiliate than would be obtained in a comparable arm’s-length transaction with an unrelated third party; (9) shall not acquire obligations or securities of any other Person; (10) shall pay (or shall cause Property Manager on behalf of Borrower from Borrower’s own funds to pay) its own liabilities, including the salaries of its own employees, if any, from its own funds and maintain a sufficient number of employees in light of its contemplated business operations; (11) shall not fail to hold itself out to the public as a legal entity separate and distinct from any other Person or to conduct its business solely in its own name or fail to correct any known misunderstanding regarding its separate identity; Master Credit Facility Agreement Form 6001.MCFA Page 38 Article 4 06-19 © 2019 Fannie Mae STEADFAST (STAR) 2/PNC (2020 MCFA) 49046845-v11

(12) shall allocate fairly and reasonably any overhead for shared expenses; (13) shall maintain its existence as an entity duly organized and validly existing, under the laws of the jurisdiction of its formation or organization; (14) shall be in good standing (if applicable) under the laws of the jurisdiction of its formation or organization; (15) shall not, other than SPE Owner’s Ownership Interest in Borrower, own any subsidiary or make any investment in, any Person without the prior written consent of Lender; (16) without the prior written consent of Lender or unless otherwise required or permitted by a Cap Security Agreement, shall not enter into or guarantee, provide security for, or otherwise undertake any form of contingent obligation with respect to any Hedging Arrangement; (17) shall not Divide; and (18) (A) if a limited liability company Borrower or any limited liability company SPE Owner has only one member as of the Effective Date the applicable Borrower becomes party to this Master Agreement, any such Borrower and any such SPE Owner shall maintain Organizational Documents that provide that upon the occurrence of any event that causes its sole member to cease to be a member while the Advances are Outstanding, (i) at least one of two special members (if such special members are natural persons) or the sole special member (if such special member is an entity) will automatically be admitted as the sole member of such Borrower and/or such SPE Owner, as applicable, and (ii) such admittance will preserve and continue the existence of such Borrower and any such SPE Owner without dissolution, and (B) if a limited liability company Borrower or any limited liability company SPE Owner has two or more members as of the Effective Date the applicable Borrower becomes party to this Master Agreement, Borrower and any such SPE Owner shall maintain at least two members at all times and at no time shall become a single-member limited liability company. (e) ERISA. Borrower covenants that: (1) no asset of Borrower shall constitute “plan assets” (within the meaning of Section 3(42) of ERISA and Department of Labor Regulation Section 2510.3 101) of an Employee Benefit Plan; (2) no asset of Borrower shall be subject to the laws of any Governmental Authority governing the assets of an Employee Benefit Plan; and Master Credit Facility Agreement Form 6001.MCFA Page 39 Article 4 06-19 © 2019 Fannie Mae STEADFAST (STAR) 2/PNC (2020 MCFA) 49046845-v11

(3) neither Borrower nor any ERISA Affiliate shall incur any obligation or liability with respect to any ERISA Plan. (f) Notice of Litigation or Insolvency. Borrower shall give immediate written notice to Lender of any claims, actions, suits, or proceedings at law or in equity (including any insolvency, bankruptcy, or receivership proceeding) by or before any Governmental Authority pending or, to Borrower’s knowledge, threatened against or affecting any Borrower Entity or Identified Party or the Mortgaged Property, which claims, actions, suits or proceedings, if adversely determined reasonably would be expected to materially adversely affect the financial condition or business of any Borrower Entity or Identified Party or the condition, operation, or ownership of the Mortgaged Property (including any claims, actions, suits, or proceedings regarding fair housing, anti-discrimination, or equal opportunity, which shall always be deemed material). (g) Payment of Costs, Fees, and Expenses. In addition to the payments specified in this Master Agreement, Borrower shall pay, on demand, all of Lender’s and Fannie Mae’s out-of-pocket fees, costs, charges, or expenses (including the reasonable fees and expenses of attorneys, accountants, and other experts) incurred by Lender and Fannie Mae in connection with: (1) any amendment to, consent, or waiver required under, or Request made pursuant to, this Master Agreement or any of the Loan Documents (whether or not any such amendment, consent, waiver, or Request is entered into); (2) defending or participating in any litigation arising from actions by third parties and brought against or involving Lender with respect to: (A) any Mortgaged Property; (B) any event, act, condition, or circumstance in connection with any Mortgaged Property; or (C) the relationship between or among Lender, Fannie Mae, Borrower, Key Principal, and Guarantor in connection with this Master Agreement or any of the transactions contemplated by this Master Agreement; (3) the administration or enforcement of, or preservation of rights or remedies under, this Master Agreement or any other Loan Documents including or in connection with any litigation or appeals, any Foreclosure Event or other disposition of any collateral granted pursuant to the Loan Documents; and (4) any Bankruptcy Event of any Borrower, Borrower’s general partner, sole member, or managing member, SPE Owner, or Guarantor. Master Credit Facility Agreement Form 6001.MCFA Page 40 Article 4 06-19 © 2019 Fannie Mae STEADFAST (STAR) 2/PNC (2020 MCFA) 49046845-v11

(h) Restrictions on Distributions. No distributions or dividends of any nature with respect to Rents or other income from the Mortgaged Property shall be made to any Person having direct Ownership Interest in Borrower or SPE Owner if, at the time of such distribution, (1) Borrower has knowledge that after such distribution it will be unable to make monetary payments as and when such payments become due and payable, (2) an Event of Default has occurred and is continuing, or (3) a Bankruptcy Event has occurred with respect to any Borrower Entity or any Person having a direct Ownership Interest in any Borrower Entity. (i) Lockbox Arrangement. Borrower shall not enter into any type of lockbox agreement or similar cash management arrangement that has not been approved by Lender in writing, and no direct or indirect owner of Borrower shall enter into any type of lockbox agreement or similar cash management arrangement with respect to Rents or other income from the Mortgaged Property that has not been approved by Lender in writing. Lender’s approval of any such cash management arrangement may be conditioned upon requiring Borrower to enter into a lockbox agreement or similar cash management arrangement with Lender in form and substance acceptable to Lender with regard to Rents and other income from the Mortgaged Property. (j) Confidentiality of Certain Information. Borrower shall not disclose, and shall not permit to be disclosed, any terms, conditions, underwriting requirements, or underwriting procedures of this Master Agreement or any of the Loan Documents; provided, however, that such information may be disclosed (1) as required by law or pursuant to GAAP, (2) to officers, directors, employees, agents, partners, attorneys, accountants, engineers, and other consultants of such Borrower Entity or Identified Party who need to know such information, provided such Persons are instructed to treat such information confidentially, (3) to any regulatory authority having jurisdiction over such Borrower Entity or Identified Party, (4) in connection with any filings with the Securities and Exchange Commission or other Governmental Authorities, or (5) to any other Person to which such delivery or disclosure may be necessary or appropriate (A) in compliance with any law, rule, regulation, or order applicable to such Borrower Entity or Identified Party, or (B) in response to any subpoena or other legal process or information investigative demand. Article 5 THE ADVANCES Section 5.01 Representations and Warranties. The representations and warranties made by Borrower to Lender in this Section 5.01 (The Advances – Representations and Warranties) are made as of each Effective Date and are true and correct except as disclosed on the Exceptions to Representations and Warranties Schedule. Master Credit Facility Agreement Form 6001.MCFA Page 41 Article 4 06-19 © 2019 Fannie Mae STEADFAST (STAR) 2/PNC (2020 MCFA) 49046845-v11

(a) Receipt and Review of Loan Documents. Borrower has received and reviewed this Master Agreement and all of the other Loan Documents. (b) No Default. No default exists under any of the Loan Documents. (c) No Defenses. The Loan Documents are not currently subject to any right of rescission, set-off, counterclaim, or defense by either Borrower or Guarantor, including the defense of usury, nor would the operation of any of the terms of the Loan Documents, or the exercise of any right thereunder, render the Loan Documents unenforceable (subject to principles of equity and bankruptcy, Insolvency Laws, and other laws generally affecting creditors’ rights and the enforcement of debtors’ obligations), and neither Borrower nor Guarantor has asserted any right of rescission, set-off, counterclaim, or defense with respect thereto. (d) Loan Document Taxes. All mortgage, mortgage recording, stamp, intangible, or any other similar taxes required to be paid by any Person under Applicable Law currently in effect in connection with the execution, delivery, recordation, filing, registration, perfection, or enforcement of any of the Loan Documents, including the Security Instrument, have been paid or will be paid in the ordinary course of the closing of any Advance. Section 5.02 Covenants. (a) Ratification of Covenants; Estoppels; Certifications. Borrower shall: (1) promptly notify Lender in writing upon any violation of any covenant set forth in any Loan Document of which Borrower has notice or knowledge; provided, however, any such written notice by Borrower to Lender shall not relieve Borrower of, or result in a waiver of, any obligation under this Master Agreement or any other Loan Document; and (2) within ten (10) days after a request from Lender, provide a written statement, signed and acknowledged by Borrower, certifying to Lender or any Person designated by Lender, as of the date of such statement: (A) that the Loan Documents are unmodified and in full force and effect (or, if there have been modifications, that the Loan Documents are in full force and effect as modified and setting forth such modifications); Master Credit Facility Agreement Form 6001.MCFA Page 42 Article 5 06-19 © 2019 Fannie Mae STEADFAST (STAR) 2/PNC (2020 MCFA) 49046845-v11

(B) the unpaid principal balance of the Advances Outstanding; (C) the date to which interest on the Advances Outstanding has been paid; (D) that Borrower is not in default in paying the Advances Outstanding or in performing or observing any of the covenants or agreements contained in this Master Agreement or any of the other Loan Documents (or, if Borrower is in default, describing such default in reasonable detail); (E) whether or not there are then existing any setoffs or defenses known to Borrower against the enforcement of any right or remedy of Lender under the Loan Documents; and (F) any additional facts reasonably requested in writing by Lender. (b) Further Assurances. (1) Other Documents As Lender May Require. Within ten (10) days after request by Lender, Borrower shall, subject to Section 5.02(d) (Limitations on Further Acts of Borrower) below, execute, acknowledge, deliver, and, if necessary, file or record, at its cost and expense, all further acts, deeds, conveyances, assignments, financing statements, transfers, documents, agreements, assurances, and such other instruments as Lender may reasonably require from time to time in order to better assure, grant, and convey to Lender the rights intended to be granted, now or in the future, to Lender under this Master Agreement and the other Loan Documents and take such further action as Lender from time to time may reasonably request as reasonably necessary, desirable, or proper to carry out more effectively the purposes of this Master Agreement or any of the other Loan Documents. (2) Corrective Actions. Within ten (10) days after request by Lender, Borrower shall provide, or cause to be provided, to Lender, at Borrower’s cost and expense, such further documentation or information reasonably deemed necessary or appropriate by Lender in the exercise of its rights under the related commitment letter between Borrower and Lender or to correct patent mistakes in the Loan Documents, the Title Policy, or the funding of the Advances. (3) Compliance with Investor Requirements. Without limiting the generality of subsections (1) and (2) above, Borrower shall, subject to Section 5.02(d) (Limitations on Further Acts of Borrower) below, take all reasonable actions necessary to comply with the requirements of Lender to enable Lender to sell any MBS backed by an Advance or achieve or preserve the expected federal income tax treatment of any MBS trust that directly or indirectly holds an Advance and issues MBS as a fixed investment trust or real Master Credit Facility Agreement Form 6001.MCFA Page 43 Article 5 06-19 © 2019 Fannie Mae STEADFAST (STAR) 2/PNC (2020 MCFA) 49046845-v11

estate mortgage investment conduit, as the case may be, within the meaning of the Treasury Regulations, provided that Borrower shall be not be required to take any action that would cause Borrower to (A) default on any obligations under any existing contract, (B) violate any Applicable Law, or (C) jeopardize Guarantor’s REIT status. (c) Sale of Advances. Borrower shall, subject to Section 5.02(d) (Limitations on Further Acts of Borrower) below: (1) comply with the reasonable requirements of Lender or any Investor or provide, or cause to be provided, to Lender or any Investor within ten (10) days after the request, at Borrower’s cost and expense, such further documentation or information as Lender or Investor may reasonably require in order to: (A) enable Lender to sell the Advance to such Investor; (B) enable Lender to obtain a refund of any commitment fee from any such Investor; (C) enable any such Investor to further sell or securitize the Advance; or (D) achieve or preserve the expected federal income tax treatment of any MBS trust that directly or indirectly holds an Advance and issues MBS as a fixed investment trust or real estate mortgage investment conduit, as the case may be, within the meaning of the Treasury Regulations. (2) ratify and affirm in writing the representations and warranties set forth in any Loan Document as of such date specified by Lender modified as necessary to reflect changes that have occurred subsequent to the Effective Date; (3) confirm that Borrower is not in default in paying the Indebtedness or in performing or observing any of the covenants or agreements contained in this Master Agreement or any of the other Loan Documents (or, if Borrower is in default, describing such default in reasonable detail); and (4) execute and deliver to Lender and/or any Investor such other documentation, including any amendments, corrections, deletions, or additions to this Master Agreement or other Loan Document(s) as is reasonably required by Lender or such Investor. (d) Limitations on Further Acts of Borrower. Nothing in Section 5.02(b) (Further Assurances) or Section 5.02(c) (Sale of Advances) shall require Borrower to do any further act that has the effect of changing the economic terms Master Credit Facility Agreement Form 6001.MCFA Page 44 Article 5 06-19 © 2019 Fannie Mae STEADFAST (STAR) 2/PNC (2020 MCFA) 49046845-v11

determined upon rate lock, imposing on Borrower or Guarantor greater personal liability determined upon rate lock, or materially changing the rights and obligations of Borrower or Guarantor, under the Loan Documents, except as may be required to correct patent mistakes or defects. (e) Financing Statements; Record Searches. (1) Borrower shall pay all costs and expenses associated with: (A) any filing or recording of any financing statements, including all continuation statements, termination statements, and amendments or any other filings related to security interests in or liens on collateral; and (B) any record searches for financing statements that Lender may require. (2) Borrower hereby authorizes Lender to file any financing statements, continuation statements, termination statements, and amendments (including an “all assets” or “all personal property” collateral description or words of similar import) in form and substance as Lender may require in order to protect and preserve Lender’s lien priority and security interest in any Mortgaged Property (and to the extent Lender has filed any such financing statements, continuation statements, or amendments prior to the applicable Effective Date, such filings by Lender are hereby authorized and ratified by Borrower). (f) Loan Document Taxes. Borrower shall pay, on demand, any transfer taxes, documentary taxes, assessments, or charges made by any Governmental Authority in connection with the execution, delivery, recordation, filing, registration, perfection, or enforcement of any of the Loan Documents or the Advances. (g) Date-Down Endorsements. In connection with a Collateral Event, and at any time and from time to time that Lender reasonably believes that an additional lien may encumber any Mortgaged Property or in order to protect Lender’s interest in the Collateral, Lender may obtain, at Borrower’s cost, an endorsement to the Title Policy for each Mortgaged Property, amending the effective date of such Title Policy to the date of the title search performed in connection with the endorsement. Master Credit Facility Agreement Form 6001.MCFA Page 45 Article 5 06-19 © 2019 Fannie Mae STEADFAST (STAR) 2/PNC (2020 MCFA) 49046845-v11

Section 5.03 Administrative Matters Regarding Advances. (a) Determination of Allocable Facility Amount and Valuations. (1) Initial Determinations. On the Initial Effective Date, Lender shall determine (A) the Allocable Facility Amount and Valuation for each Initial Mortgaged Property, and (B) the Aggregate Debt Service Coverage Ratio and the Aggregate Loan to Value Ratio. Changes in Allocable Facility Amount, Valuations, the Aggregate Debt Service Coverage Ratio, and the Aggregate Loan to Value Ratio shall be made pursuant to Section 5.03(a)(2) (Subsequent Monitoring Determinations). (2) Subsequent Monitoring Determinations. (A) Once each Calendar Quarter, within twenty (20) Business Days after Borrower has delivered to Lender the reports required in Section 8.02 (Books and Records; Financial Reporting – Covenants), Lender shall determine the Aggregate Debt Service Coverage Ratio, and the Aggregate Loan to Value Ratio set forth in the Loan Documents. At any time, Lender may redetermine Allocable Facility Amounts and Valuations for the Multifamily Residential Properties if, in Lender’s reasonable judgment, changed market or property conditions warrant such redetermination or any other event has occurred that invalidates the outstanding determination. In connection with all Collateral Events (including any Borrow Up) occurring after the First Anniversary, Lender shall redetermine Allocable Facility Amounts and Valuations upon receipt of a Request for a Collateral Event and immediately upon closing such Collateral Event, in each case to take account of such Collateral Event. (B) Lender shall promptly disclose its determinations to Borrower. Until redetermined, the outstanding Allocable Facility Amounts and Valuations shall remain in effect. Upon receipt by Borrower of any such new determinations by Lender, Borrower shall promptly acknowledge such receipt. Notwithstanding anything in this Master Agreement to the contrary, no change in Allocable Facility Amounts, Valuations, the Aggregate Loan to Value Ratio, or the Aggregate Debt Service Coverage Ratio shall (i) result in a Potential Event of Default or Event of Default , (ii) require the prepayment of any Advance in whole or in part, or (iii) require the addition of Collateral to the Collateral Pool. Master Credit Facility Agreement Form 6001.MCFA Page 46 Article 5 06-19 © 2019 Fannie Mae STEADFAST (STAR) 2/PNC (2020 MCFA) 49046845-v11

Article 6 PROPERTY USE, PRESERVATION, AND MAINTENANCE Section 6.01 Representations and Warranties. The representations and warranties made by Borrower to Lender in this Section 6.01 (Property Use, Preservation and Maintenance – Representations and Warranties) are made as of each Effective Date and are true and correct except as disclosed on the Exceptions to Representations and Warranties Schedule. (a) Compliance with Law; Permits and Licenses. (1) To Borrower’s knowledge, all improvements to the Land and the use of the Mortgaged Properties comply with all Applicable Law, including all applicable statutes, rules, and regulations pertaining to requirements for equal opportunity, anti-discrimination, fair housing, and rent control, and Borrower has no knowledge of any action or proceeding (or threatened action or proceeding) regarding noncompliance or nonconformity with any of the foregoing. (2) To Borrower’s knowledge, there is no evidence of any illegal activities on the Mortgaged Properties. (3) To Borrower’s knowledge, no permits or approvals from any Governmental Authority, other than those previously obtained and furnished to Lender, are necessary for the commencement and completion of the Repairs or Replacements, as applicable, other than those permits or approvals which will be timely obtained in the ordinary course of business. (4) All required permits, licenses, and certificates to comply with all Applicable Law, and for the lawful use and operation of the Mortgaged Properties, including certificates of occupancy, apartment licenses, or the equivalent, have been obtained and are in full force and effect. (5) No portion of any Mortgaged Property has been purchased with the proceeds of any illegal activity. (b) Property Characteristics. No part of the Land is included or assessed under or as part of another tax lot or parcel, and no part of any other property is included or assessed under or as part of the tax lot or parcels for the Land. Master Credit Facility Agreement Form 6001.MCFA Page 47 Article 6 06-19 © 2019 Fannie Mae STEADFAST (STAR) 2/PNC (2020 MCFA) 49046845-v11

(c) Property Ownership. Borrower is the sole owner or ground lessee of the Mortgaged Property. If any Mortgaged Property is a condominium, Borrower is and shall be subject to the representations and covenants specific to such Mortgaged Property and attached to the Loan Documents. (d) Condition of the Mortgaged Property. Borrower represents that: (1) Borrower has not made any claims, and to Borrower’s knowledge, no claims have been made, against any contractor, engineer, architect, or other party with respect to the construction or condition of any Mortgaged Property or the existence of any structural or other material defect therein; (2) except with respect to a Release Mortgaged Property that is the subject of a Release Request, no Mortgaged Property has sustained any damage other than damage which has been fully repaired, or is fully insured and is being repaired in the ordinary course of business; and (3) except as disclosed in any third party report delivered to Lender prior to the date on which any Mortgaged Property is added to the Collateral Pool, to the knowledge of Borrower, the Mortgaged Properties are in good condition, order, and repair, and there exist no structural or other material defects in any Mortgaged Property (whether patent, latent, or otherwise), and Borrower has not received notice from any insurance company or bonding company of any defects or inadequacies in any Mortgaged Property, or any part of it, which would adversely affect the insurability of such Mortgaged Property or cause the imposition of extraordinary premiums or charges for insurance or of any termination or threatened termination of any policy of insurance or bond. (e) Personal Property. Borrower owns (or, to the extent disclosed on the Exceptions to Representations and Warranties Schedule, leases) all of the Personal Property and all of the Personalty (as defined in the UCC) that is material to and is used in connection with the management, ownership, and operation of its respective Mortgaged Property. Section 6.02 Covenants. (a) Use of Property. From and after the Effective Date, Borrower shall not, unless required by Applicable Law or Governmental Authority: (1) change the use of all or any part of its Mortgaged Property; Master Credit Facility Agreement Form 6001.MCFA Page 48 Article 6 06-19 © 2019 Fannie Mae STEADFAST (STAR) 2/PNC (2020 MCFA) 49046845-v11

(2) convert any individual dwelling units or common areas to commercial use, or convert any common area or commercial use to individual dwelling units without Lender’s prior written consent; (3) initiate or acquiesce in a change in the zoning classification of the Land; (4) establish any condominium or cooperative regime with respect to its Mortgaged Property; (5) subdivide the Land; or (6) suffer, permit, or initiate the joint assessment of any Mortgaged Property with any other real property constituting a tax lot separate from such Mortgaged Property which could cause the part of the Land to be included or assessed under or as part of another tax lot or parcel, or any part of any other property to be included or assessed under or as part of the tax lot or parcels for the Land. (b) Property Maintenance. Borrower shall: (1) pay the expenses of operating, managing, maintaining, and repairing its Mortgaged Property (including insurance premiums, utilities, Repairs, and Replacements) before the last date upon which each such payment may be made without any penalty or interest charge being added; (2) keep its Mortgaged Property in good repair and marketable condition (ordinary wear and tear excepted) (including the replacement of Personalty and Fixtures with items of equal or better function and quality) and subject to Section 9.03(b)(3) (Application of Proceeds on Event of Loss) and Section 10.03(d) (Preservation of Mortgaged Property) restore or repair promptly, in a good and workmanlike manner, any damaged part of such Mortgaged Property to the equivalent of its original condition or condition immediately prior to the damage (if improved after the Effective Date), whether or not any insurance proceeds received upon an event of loss or any amounts received in connection with a Condemnation Action are available to cover any costs of such restoration or repair; (3) commence all Required Repairs, Additional Lender Repairs, and Additional Lender Replacements as follows: (A) with respect to any Required Repairs, promptly following the Effective Date (subject to Force Majeure, if applicable), in accordance with the timelines set forth on the Required Repair Schedule, or if no timelines are provided, as soon as practical following the Effective Date; Master Credit Facility Agreement Form 6001.MCFA Page 49 Article 6 06-19 © 2019 Fannie Mae STEADFAST (STAR) 2/PNC (2020 MCFA) 49046845-v11

(B) with respect to Additional Lender Repairs, in the event that Lender determines that Additional Lender Repairs are necessary from time to time or pursuant to Section 6.03(c) (Property Condition Assessment), promptly following Lender’s written notice of such Additional Lender Repairs (subject to Force Majeure, if applicable), commence any such Additional Lender Repairs in accordance with Lender’s timelines, or if no timelines are provided, as soon as practical; and (C) with respect to Additional Lender Replacements, in the event that Lender determines that Additional Lender Replacements are necessary from time to time or pursuant to Section 6.03(c) (Property Condition Assessment), promptly following Lender’s written notice of such Additional Lender Replacements (subject to Force Majeure, if applicable), commence any such Additional Lender Replacements in accordance with Lender’s timelines, or if no timelines are provided, as soon as practical; (4) make, construct, install, diligently perform, and complete all Replacements, Repairs, Restoration, and any other work permitted under the Loan Documents: (A) in a good and workmanlike manner as soon as practicable following the commencement thereof, free and clear of any Liens, including mechanics’ or materialmen’s liens and encumbrances (except Permitted Encumbrances and mechanics’ or materialmen’s liens which attach automatically under the laws of any Governmental Authority upon the commencement of any work upon, or delivery of any materials to, the Mortgaged Property and for which Borrower is not delinquent in the payment for any such work or materials); (B) in accordance with all Applicable Law; (C) in accordance with all applicable insurance and bonding requirements; and (D) within all timeframes required by Lender, and Borrower acknowledges that it shall be an Event of Default if Borrower abandons or ceases work on any Repair at any time prior to the completion of the Repairs for a period of longer than twenty (20) days (except when Force Majeure exists and Borrower is diligently pursuing the reinstitution of such work; provided, however, any such abandonment or cessation shall not in any event allow the Repair to be completed after the Completion Period, subject to Force Majeure); (5) subject to the terms of Section 6.03(a) (Property Management), provide for professional management of the Mortgaged Property by a residential rental property manager satisfactory to Lender under a contract approved by Lender in writing; Master Credit Facility Agreement Form 6001.MCFA Page 50 Article 6 06-19 © 2019 Fannie Mae STEADFAST (STAR) 2/PNC (2020 MCFA) 49046845-v11

(6) give written notice to Lender of, and, unless otherwise directed in writing by Lender, appear in and defend any action or proceeding purporting to affect any Mortgaged Property, Lender’s security for the Advances, or Lender’s rights under this Master Agreement; and (7) upon Lender’s written request, submit to Lender any contracts or work orders described in Section 13.02(b) (Approvals of Contracts; Assignment of Claims). (c) Property Preservation. Borrower shall: (1) not commit waste or abandon or (ordinary wear and tear excepted) permit impairment or deterioration of any Mortgaged Property; (2) subject to the provisions of Section 6.02(f) (Alterations to any Mortgaged Property), not (or otherwise permit any other Person to) demolish, make any change in the unit mix, otherwise alter any Mortgaged Property or any part of any Mortgaged Property , or remove any Personalty or Fixtures from the Mortgaged Property, except for: (A) alterations required in connection with Repairs and Replacements; or (B) the replacement of tangible Personalty or Fixtures, provided (i) such Personalty or Fixtures are replaced with items of equal or better function and quality, and (ii) such replacement does not result in any disruption in occupancy (other than in connection with the routine re-leasing of units); (3) not engage in or knowingly permit, and shall take appropriate measures to prevent and abate or cease and desist, any illegal activities at any Mortgaged Property that could endanger tenants or visitors, result in damage to such Mortgaged Property, result in forfeiture of the Land or otherwise materially impair the lien created by the Security Instrument or Lender’s interest in such Mortgaged Property; (4) not permit any condition to exist on any Mortgaged Property that would invalidate any part of any insurance coverage required by this Master Agreement; or (5) not subject any Mortgaged Property to any voluntary, elective, or non- compulsory tax lien or assessment (or opt in to any voluntary, elective, or non-compulsory special tax district or similar regime). (d) Property Inspections. Borrower shall: (1) permit Lender, its agents, representatives, and designees to enter upon and inspect the Mortgaged Properties (including in connection with any Replacement, Repair, or Restoration, or to conduct any Environmental Inspection pursuant to the Environmental Master Credit Facility Agreement Form 6001.MCFA Page 51 Article 6 06-19 © 2019 Fannie Mae STEADFAST (STAR) 2/PNC (2020 MCFA) 49046845-v11

Indemnity Agreement), and shall cooperate and provide access to all areas of the Mortgaged Properties (subject to the rights of tenants under the Leases): (A) during normal business hours; (B) at such other reasonable time upon reasonable notice of not less than one (1) Business Day; (C) at any time when exigent circumstances exist; or (D) at any time after an Event of Default has occurred and is continuing; and (2) pay for reasonable costs or expenses incurred by Lender or its agents in connection with any such inspections. (e) Compliance with Laws. Borrower shall: (1) comply in all material respects with Applicable Law and all recorded lawful covenants and agreements relating to or affecting any Mortgaged Property, including all laws, ordinances, statutes, rules and regulations, and covenants pertaining to construction of improvements on the Land, fair housing, and requirements for equal opportunity, anti- discrimination, and Leases; (2) procure and maintain all required permits, licenses, charters, registrations, and certificates necessary to comply with all zoning and land use statutes, laws, ordinances, rules and regulations, and all applicable health, fire, safety, and building codes and for the lawful use and operation of each Mortgaged Property, including certificates of occupancy, apartment licenses, or the equivalent; (3) comply with all Applicable Law that pertain to the maintenance and disposition of tenant security deposits; (4) at all times maintain records sufficient to demonstrate compliance with the provisions of this Section 6.02(e) (Compliance with Laws); (5) promptly after receipt or notification thereof, provide Lender copies of any building code or zoning violation from any Governmental Authority with respect to any Mortgaged Property; and (6) cooperate fully with Lender with respect to any proceedings before any court, board, or other Governmental Authority which may in any way affect the rights of Lender hereunder or any rights obtained by Lender under any of the other Loan Documents Master Credit Facility Agreement Form 6001.MCFA Page 52 Article 6 06-19 © 2019 Fannie Mae STEADFAST (STAR) 2/PNC (2020 MCFA) 49046845-v11

and, in connection therewith, permit Lender, at its election, to participate in any such proceedings. (f) Alterations to any Mortgaged Property. No alteration, improvement, demolition, removal, or construction (collectively, “Alterations”) shall be made to any Mortgaged Property without the prior written consent of Lender if: (1) such Alteration could reasonably be expected to adversely affect the value of such Mortgaged Property or its operation as a Multifamily Residential Property in substantially the same manner in which it is being operated on the date such property became Collateral; (2) the construction of such Alteration could reasonably be expected to result in interference to the occupancy of tenants of such Mortgaged Property such that tenants in occupancy with respect to five percent (5%) or more of the tenants under the Leases would be displaced or permitted to terminate their Leases or to abate the payment of all or any portion of their rent; or (3) such Alteration will be completed in more than twelve (12) months from the date of commencement or in the last year of the Term of this Master Agreement. In addition, Borrower must obtain Lender’s prior written consent to construct Alterations with respect to any Mortgaged Property costing in excess of, with respect to any Mortgaged Property, the number of units in such Mortgaged Property multiplied by $5,000, but in any event, costs in excess of $250,000, Borrower must give prior written notice to Lender of its intent to construct Alterations at any time with respect to any Mortgaged Property costing in excess of $100,000; provided, however, that the preceding requirements shall not be applicable to Alterations made, conducted, or undertaken by Borrower as part of Borrower’s routine maintenance and repair of the Mortgaged Properties as required by the Loan Documents (including any Repair or Replacement). Section 6.03 Administration Matters Regarding the Property. (a) Property Management. From and after the applicable Effective Date, each property manager and each property management agreement must be approved by Lender. In the event that the Management Agreement expires or is terminated (without limiting any obligation of Borrower to obtain Lender’s consent to any termination or modification of the Management Agreement in accordance with the terms and provisions of the Loan Documents), Borrower shall promptly enter into a replacement management agreement consented to in writing by Lender with a property manager that is approved in advance by Lender in writing, provided that the renewal of any Management Agreement which has been approved by Lender that contains an automatic renewal term is hereby Master Credit Facility Agreement Form 6001.MCFA Page 53 Article 6 06-19 © 2019 Fannie Mae STEADFAST (STAR) 2/PNC (2020 MCFA) 49046845-v11

deemed approved. If Lender waives in writing the requirement that Borrower enter into a written contract for management of a Mortgaged Property, and Borrower later elects to enter into a written contract or change the management of such Mortgaged Property, such new property manager or the property management agreement must be approved by Lender. As a condition to any approval by Lender, Lender may require that Borrower and such new property manager enter into a collateral assignment of the property management agreement on a form approved by Lender. (b) Subordination of Fees to Affiliated Property Managers. Any property manager that is a Borrower Affiliate to whom fees are payable for the management of a Mortgaged Property must enter into an assignment of management agreement or other agreement with Lender, in a form approved by Lender, providing for subordination of those fees and such other provisions as Lender may require. (c) Property Condition Assessment. If, in connection with any inspection of any Mortgaged Property, Lender determines that the condition of such Mortgaged Property has deteriorated (ordinary wear and tear excepted) since the Effective Date that such Mortgaged Property was added to the Collateral Pool, Lender may obtain, at Borrower’s expense, a property condition assessment of each Mortgaged Property. Lender’s right to obtain a property condition assessment pursuant to this Section 6.03(c) (Property Condition Assessment) shall be in addition to any other rights available to Lender under this Master Agreement in connection with any such deterioration. Any such inspection or property condition assessment may result in Lender requiring Additional Lender Repairs or Additional Lender Replacements as further described in Section 13.02(a)(9)(B) (Additional Lender Replacements and Additional Lender Repairs). Article 7 LEASES AND RENTS Section 7.01 Representations and Warranties. The representations and warranties made by Borrower to Lender in this Section 7.01 (Leases and Rents – Representations and Warranties) are made as of each Effective Date and are true and correct except as disclosed on the Exceptions to Representations and Warranties Schedule. (a) Prior Assignment of Rents. Borrower has not executed any: (1) prior assignment of Rents (other than an assignment of Rents securing prior indebtedness that has been paid off and discharged or will be paid off and discharged with the proceeds of the Initial Advance or a Future Advance); or Master Credit Facility Agreement Form 6001.MCFA Page 54 Article 6 06-19 © 2019 Fannie Mae STEADFAST (STAR) 2/PNC (2020 MCFA) 49046845-v11

(2) instrument which would prevent Lender from exercising its rights under this Master Agreement or the Security Instrument. (b) Prepaid Rents. Borrower has not accepted, and does not expect to receive prepayment of, any Rents for more than two (2) months prior to the due dates of such Rents. Section 7.02 Covenants. (a) Leases. Borrower shall: (1) comply with and observe Borrower’s obligations under all Leases, including Borrower’s obligations pertaining to the maintenance and disposition of tenant security deposits; (2) surrender possession of the applicable Mortgaged Property, including all Leases and all security deposits and prepaid Rents, immediately upon appointment of a receiver or Lender’s entry upon and taking of possession and control of such Mortgaged Property, as applicable; (3) require that all Residential Leases have initial terms of not less than six (6) months and not more than twenty-four (24) months (however, if customary in the applicable market for properties comparable to the applicable Mortgaged Property, Residential Leases with terms of less than six (6) months (but in no case less than one (1) month) may be permitted with Lender’s prior written consent); provided, however, Short- Term Rentals (regardless of the duration of the term). Notwithstanding the foregoing, Residential Leases having initial terms of less than six (6) months but at least one (1) month shall be permitted so long as the total number of such Residential Leases does not exceed ten percent (10%) of all residential units at any Mortgaged Property; and (4) promptly provide Lender a copy of any non-Residential Lease at the time such Lease is executed (subject to Lender’s consent rights for Material Commercial Leases in Section 7.02(b) (Commercial Leases)), and, upon Lender’s written request, promptly provide Lender a copy of any Residential Lease then in effect. (b) Commercial Leases. (1) With respect to Material Commercial Leases, Borrower shall not: (A) enter into any Material Commercial Lease except with the prior written consent of Lender; or Master Credit Facility Agreement Form 6001.MCFA Page 55 Article 7 06-19 © 2019 Fannie Mae STEADFAST (STAR) 2/PNC (2020 MCFA) 49046845-v11

(B) modify the terms of, extend, or terminate any Material Commercial Lease (including any Material Commercial Lease in existence on the Effective Date) without the prior written consent of Lender. (2) With respect to any non-Material Commercial Lease, Borrower shall not: (A) enter into any non-Material Commercial Lease that materially alters the use and type of operation of the premises subject to the Lease in effect as of the Effective Date or reduces the number or size of residential units at a Mortgaged Property; or (B) modify the terms of any non-Material Commercial Lease (including any non-Material Commercial Lease in existence on the Effective Date) in any way that materially alters the use and type of operation of the premises subject to such non-Material Commercial Lease in effect as of the Effective Date, reduces the number or size of residential units at a Mortgaged Property, or results in such non- Material Commercial Lease being deemed a Material Commercial Lease. (3) With respect to any Material Commercial Lease or non-Material Commercial Lease, Borrower shall cause the applicable tenant to provide within ten (10) days after a request by Borrower, a certificate of estoppel, or if not provided by tenant within such ten (10) day period, Borrower shall provide such certificate of estoppel, certifying: (A) that such Material Commercial Lease or non-Material Commercial Lease is unmodified and in full force and effect (or if there have been modifications, that such Material Commercial Lease or non-Material Commercial Lease is in full force and effect as modified and stating the modifications); (B) the term of the Lease including any extensions thereto; (C) the dates to which the Rent and any other charges hereunder have been paid by tenant; (D) the amount of any security deposit delivered to Borrower as landlord; (E) whether or not Borrower is in default (or whether any event or condition exists which, with the passage of time, would constitute an event of default) under such Lease; (F) the address to which notices to tenant should be sent; and (G) any other information as may be reasonably required by Lender. Master Credit Facility Agreement Form 6001.MCFA Page 56 Article 7 06-19 © 2019 Fannie Mae STEADFAST (STAR) 2/PNC (2020 MCFA) 49046845-v11

(c) Payment of Rents. Borrower shall: (1) pay to Lender upon demand all Rents after an Event of Default has occurred and is continuing; (2) cooperate with Lender’s efforts in connection with the assignment of Rents set forth in the Security Instrument; and (3) not accept Rent under any Lease (whether a Residential Lease or a non- Residential Lease) for more than two (2) months in advance. (d) Assignment of Rents. Borrower shall not: (1) perform any acts or execute any instrument that would prevent Lender from exercising its rights under the assignment of Rents granted in the Security Instrument or in any other Loan Document; or (2) interfere with Lender’s collection of such Rents. (e) Further Assignments of Leases and Rents. Borrower shall execute and deliver any further assignments of Leases and Rents as Lender may reasonably require. (f) Options to Purchase by Tenants. No Lease (whether a Residential Lease or a non-Residential Lease) shall contain an option to purchase, right of first refusal to purchase or right of first offer to purchase, except as required by Applicable Law. Section 7.03 Administration Regarding Leases and Rents. (a) Material Commercial Lease Requirements. Each Material Commercial Lease, including any renewal or extension of any Material Commercial Lease in existence as of the Effective Date, shall provide, directly or pursuant to a subordination, non-disturbance and attornment agreement approved by Lender, that: (1) the tenant shall, upon written notice from Lender after the occurrence of an Event of Default, pay all Rents payable under such Lease to Lender; Master Credit Facility Agreement Form 6001.MCFA Page 57 Article 7 06-19 © 2019 Fannie Mae STEADFAST (STAR) 2/PNC (2020 MCFA) 49046845-v11

(2) such Lease and all rights of the tenant thereunder are expressly subordinate to the lien of the Security Instrument; (3) the tenant shall attorn to Lender and any purchaser at a Foreclosure Event (such attornment to be self-executing and effective upon acquisition of title to the Mortgaged Property by any purchaser at a Foreclosure Event or by Lender in any manner); (4) the tenant agrees to execute such further evidences of attornment as Lender or any purchaser at a Foreclosure Event may from time to time request; and (5) such Lease shall not terminate as a result of a Foreclosure Event unless Lender or any other purchaser at such Foreclosure Event affirmatively elects to terminate such Lease pursuant to the terms of the subordination, non-disturbance and attornment agreement. (b) Residential Lease Form. All Residential Leases entered into from and after the Effective Date shall be on forms approved by Lender. Article 8 BOOKS AND RECORDS; FINANCIAL REPORTING Section 8.01 Representations and Warranties. The representations and warranties made by Borrower to Lender in this Section 8.01 (Books and Records; Financial Reporting – Representations and Warranties) are made as of each Effective Date and are true and correct except as disclosed on the Exceptions to Representations and Warranties Schedule. (a) Financial Information. All financial statements and data, including statements of cash flow and income and operating expenses, that have been delivered to Lender in respect of the Mortgaged Properties: (1) are true, complete, and correct in all material respects; and (2) accurately represent the financial condition of the Mortgaged Properties and present fairly the financial condition of Borrower and Guarantor. (b) No Change in Facts or Circumstances. All information in the Loan Application and in all financial statements, rent rolls, reports, certificates, and other documents submitted in connection with the Loan Application are complete Master Credit Facility Agreement Form 6001.MCFA Page 58 Article 7 06-19 © 2019 Fannie Mae STEADFAST (STAR) 2/PNC (2020 MCFA) 49046845-v11

and accurate in all material respects. There has been no material adverse change in any fact or circumstance that would make any such information incomplete or inaccurate. Section 8.02 Covenants. (a) Obligation to Maintain Accurate Books and Records; Access; Discussions with Officers and Accountants. (1) Borrower shall keep and maintain at all times at the Mortgaged Property or the property management agent’s offices or Borrower’s General Business Address and, upon Lender’s written request, shall make available at the Land: (A) complete and accurate books of account and records (including copies of supporting bills and invoices) adequate to reflect correctly the operation of the Mortgaged Property; and (B) copies of all written contracts, Leases and other instruments that affect Borrower or the Mortgaged Property. (2) To the extent permitted by Applicable Law and subject to the provisions of Section 6.02(d) (Property Inspections), Borrower shall permit Lender to: (A) inspect, make copies and abstracts of, and have reviewed, such of Borrower’s books and records as may relate to the obligations of Borrower under this Master Agreement and the other Loan Documents or the Mortgaged Properties; (B) at any time discuss Borrower’s affairs, finances, and accounts with Senior Management or property managers and independent public accountants, provided that Borrower shall be given the opportunity to have Senior Management or any authorized representative present; (C) discuss the Mortgaged Properties’ conditions, operation, or maintenance with the Property Manager, the officers, and employees of Borrower, Guarantor, and Key Principal, provided that Borrower shall be given the opportunity to have Senior Management or any authorized representative present; and (D) receive any other information that Lender reasonably deems necessary or relevant in connection with any Loan Document or the obligations of Borrower under this Master Agreement from the officers and employees of such Borrower, provided that Borrower shall be given the opportunity to have Senior Management or any authorized representative present. (3) Borrower shall promptly inform Lender in writing of: Master Credit Facility Agreement Form 6001.MCFA Page 59 Article 8 06-19 © 2019 Fannie Mae STEADFAST (STAR) 2/PNC (2020 MCFA) 49046845-v11

(A) the occurrence of any act, omission, change, or event that has, or would have, a Material Adverse Effect, subsequent to the date of the most recent financial statements of Borrower delivered to Lender pursuant to Section 8.02 (Books and Records; Financial Reporting – Covenants); and (B) any material change in Borrower’s accounting policies or financial reporting practices. (b) Items to Furnish to Lender. Borrower shall furnish to Lender the following, certified as true, complete, and accurate, in all material respects, by an individual having authority to bind Borrower (or Guarantor, as applicable), in such form and with such detail as Lender reasonably requires: (1) within forty-five (45) days after the end of each first, second, and third Calendar Quarter, a statement of income and expenses for Borrower on a year-to-date basis as of the end of each Calendar Quarter; (2) within one hundred twenty (120) days after the end of each Calendar Year: (A) for any Borrower that is an entity, a statement of income and expenses and a statement of cash flows for such Calendar Year; (B) for any Borrower that is an individual, or a trust established for estate-planning purposes, a personal financial statement for such Calendar Year; (C) when requested in writing by Lender, balance sheet(s) showing all assets and liabilities of Borrower and a statement of all contingent liabilities as of the end of such Calendar Year; (D) if an energy consumption metric for the Mortgaged Property is required to be reported to any Governmental Authority, the Fannie Mae Energy Performance Metrics report, as generated by ENERGY STAR® Portfolio Manager, for the Mortgaged Property for such Calendar Year, which report must include the ENERGY STAR score, the Source Energy Use Intensity (EUI), the month and year ending period for such ENERGY STAR score and such Source Energy Use Intensity, and the ENERGY STAR Portfolio Manager Property Identification Number; provided that, if the Governmental Authority does not require the use of ENERGY STAR Portfolio Manager for the reporting of the energy consumption metric and Borrower does not use ENERGY STAR Portfolio Manager, then Borrower shall furnish to Lender the Source Energy Use Intensity for the Mortgaged Property for such Calendar Year; (E) an Annual Certification (Borrower) in the form attached as Exhibit G; Master Credit Facility Agreement Form 6001.MCFA Page 60 Article 8 06-19 © 2019 Fannie Mae STEADFAST (STAR) 2/PNC (2020 MCFA) 49046845-v11

(F) an Annual Certification (Guarantor) in the form attached as Exhibit H; (G) an accounting of all security deposits held pursuant to all Leases, including the name of the institution (if any) and the names and identification numbers of the accounts (if any) in which such security deposits are held and the name of the person to contact at such financial institution, along with any authority or release necessary for Lender to access information regarding such accounts; (H) written confirmation of: (i) any changes occurring since the Effective Date (or that no such changes have occurred since the Effective Date) in (1) the direct owners of Borrower, (2) the indirect owners (and any non-member managers) of Borrower that Control Borrower or own a Restricted Ownership Interest in Borrower (excluding any Publicly-Held Corporations or Publicly-Held Trusts), or (3) the indirect owners of Borrower that hold twenty-five percent (25%) or more of the Ownership Interests in Borrower (excluding any Publicly-Held Corporations or Publicly-Held Trusts), and their respective interests; (ii) the names of all officers and directors of (1) any Borrower which is a corporation, (2) any corporation which is a general partner of any Borrower which is a partnership, or (3) any corporation which is the managing member or non-member manager of any Borrower which is a limited liability company; and (iii) the names of all managers who are not members of (1) any Borrower which is a limited liability company, (2) any limited liability company which is a general partner of any Borrower which is a partnership, or (3) any limited liability company which is the managing member or non- member manager of any Borrower which is a limited liability company; (I) if not already provided pursuant to Section 8.02(b)(2)(A) (Items to Furnish to Lender) above, a statement of income and expenses for Borrower’s operation of the Mortgaged Property on a year-to-date basis as of the end of each Calendar Year; (3) within forty-five (45) days after the end of each first, second, and third Calendar Quarter and within one hundred twenty (120) days after the end of each Calendar Year, and at any other time upon Lender’s written request, a rent schedule for the Mortgaged Property showing the name of each tenant and for each tenant, the space occupied, the lease expiration date, the rent payable for the current month, the date through which rent has been paid, and any related information requested by Lender; Master Credit Facility Agreement Form 6001.MCFA Page 61 Article 8 06-19 © 2019 Fannie Mae STEADFAST (STAR) 2/PNC (2020 MCFA) 49046845-v11

(4) upon Lender’s written request (but, absent an Event of Default, no more frequently than once in any six (6) month period): (A) any item described in Section 8.02(b)(1) or Section 8.02(b)(2) (Items to Furnish to Lender) for Borrower, certified as true, complete, and accurate by an individual having authority to bind Borrower; (B) a property management or leasing report for the Mortgaged Property, showing the number of rental applications received from tenants or prospective tenants and deposits received from tenants or prospective tenants, and any other information requested by Lender; (C) a statement of income and expenses for Borrower’s operation of the Mortgaged Property on a year-to-date basis as of the end of each month for such period as requested by Lender, which statement shall be delivered within thirty (30) days after the end of such month requested by Lender; (D) a statement of real estate owned directly or indirectly by Borrower and Guarantor for such period as requested by Lender, which statement shall be delivered within thirty (30) days after the end of such month requested by Lender; and (E) for any Guarantor, by the later of thirty (30) days after the date requested by Lender and the date one hundred twenty (120) days after the end of the most recent Calendar Year: (i) that is an entity, a statement of income and expenses and a statement of cash flows for such calendar year; (ii) that is an individual, or a trust established for estate-planning purposes, a personal financial statement for such calendar year; and (iii) balance sheet(s) showing all assets and liabilities of Guarantor and a statement of all contingent liabilities as of the end of such calendar year; and (F) a statement that identifies: (i) the direct owners of Borrower and their respective interests; (ii) the indirect owners (and any non-member managers) of Borrower that Control Borrower or own a Restricted Ownership Interest in Borrower (excluding any Publicly-Held Corporations or Publicly-Held Trusts) and their respective interests; and Master Credit Facility Agreement Form 6001.MCFA Page 62 Article 8 06-19 © 2019 Fannie Mae STEADFAST (STAR) 2/PNC (2020 MCFA) 49046845-v11

(iii) the indirect owners of Borrower that hold twenty-five percent (25%) or more of the Ownership Interests in Borrower (excluding any Publicly-Held Corporations or Publicly-Held Trusts) and their respective interests; and (5) Borrower shall furnish to Lender within one hundred twenty (120) days after the end of each Calendar Year, or upon Lender’s written request, an Officer’s Certificate stating whether or not Borrower and SPE Owner, if applicable, are in compliance with the covenants set forth in Section 4.02(d) (Borrower Status – Covenants – Single Purpose Status) and, if not in compliance, setting forth the particulars of such noncompliance and the steps that Borrower and SPE Owner (as applicable) have taken, are taking or intend to take to cure such noncompliance. (c) Audited Financials. In the event Borrower or Guarantor receives or obtains any audited financial statements and such financial statements are required to be delivered to Lender under Section 8.02(b) (Items to Furnish to Lender), Borrower shall deliver or cause to be delivered to Lender the audited versions of such financial statements. (d) Delivery of Books and Records. If an Event of Default has occurred and is continuing, Borrower shall deliver to Lender, upon written demand, all books and records relating to the Mortgaged Property or its operation. Section 8.03 Administration Matters Regarding Books and Records and Financial Reporting. (a) Lender’s Right to Obtain Audited Books and Records. Lender may require that Borrower’s or Guarantor’s books and records be audited, at Borrower’s expense, by an independent certified public accountant selected by Lender in order to produce or audit any statements, schedules, and reports of Borrower, Guarantor, or the Mortgaged Property required by Section 8.02 (Books and Records; Financial Reporting – Covenants), if (1) Borrower or Guarantor fails to provide in a timely manner the statements, schedules, and reports required by Section 8.02 (Books and Records; Financial Reporting – Covenants) and, thereafter, Borrower or Guarantor fails to provide such statements, schedules and reports within the cure period provided in Section 14.01(c) (Events of Default Subject to Extended Cure Period or Release); (2) the statements, schedules, and reports submitted to Lender pursuant to Section 8.02 (Books and Records; Financial Reporting – Covenants) are not full, complete, and accurate in all material respects as determined by Lender and, thereafter, Borrower or Guarantor fails to provide such statements, schedules, and reports within the cure period Master Credit Facility Agreement Form 6001.MCFA Page 63 Article 8 06-19 © 2019 Fannie Mae STEADFAST (STAR) 2/PNC (2020 MCFA) 49046845-v11

provided in Section 14.01(c) (Events of Default Subject to Extended Cure Period or Release); or (3) an Event of Default has occurred and is continuing. Notwithstanding the foregoing, the ability of Lender to require the delivery of audited financial statements shall be limited to not more than once per Borrower’s fiscal year so long as no Event of Default has occurred during such fiscal year (or any event which, with the giving of written notice or the passage of time, or both, would constitute an Event of Default has occurred and is continuing). Borrower shall cooperate with Lender in order to satisfy the provisions of this Section 8.03(a) (Lender’s Right to Obtain Audited Books and Records). All related costs and expenses of Lender shall become due and payable by Borrower within ten (10) Business Days after demand therefor. (b) Credit Reports; Credit Score. No more often than once in any twelve (12) month period, Lender is authorized to obtain a credit report (if applicable) on Borrower or Guarantor, the cost of which report shall be paid by Borrower. Lender is authorized to obtain a Credit Score (if applicable) for Borrower or Guarantor at any time at Lender’s expense. Article 9 INSURANCE Section 9.01 Representations and Warranties. The representations and warranties made by Borrower to Lender in this Section 9.01 (Insurance – Representations and Warranties) are made as of each Effective Date and are true and correct except as disclosed on the Exceptions to Representations and Warranties Schedule. (a) Compliance with Insurance Requirements. Borrower is in compliance with Lender’s insurance requirements (or has obtained a written waiver from Lender for any non-compliant coverage) and has timely paid all premiums on all required insurance policies. With respect to each Mortgaged Property, Borrower has delivered to Lender certificates of insurance and duplicate original Insurance Policies currently in effect as of the date such Mortgaged Property was added to the Collateral Pool. (b) Property Condition. (1) No Mortgaged Property has been damaged by fire, water, wind, or other cause of loss; or (2) if previously damaged, any previous damage to any Mortgaged Property has been repaired and such Mortgaged Property has been fully restored. Master Credit Facility Agreement Form 6001.MCFA Page 64 Article 8 06-19 © 2019 Fannie Mae STEADFAST (STAR) 2/PNC (2020 MCFA) 49046845-v11

Section 9.02 Covenants. (a) Insurance Requirements. As required by Lender and Applicable Law, and as may be modified from time to time, Borrower shall: (1) keep the Improvements insured at all times against any hazards, which insurance shall include coverage against loss by fire and all other perils insured by the “special causes of loss” coverage form, general boiler and machinery coverage, business income coverage, and flood (if any of the Improvements are located in an area identified by the Federal Emergency Management Agency (or any successor) as an area having special flood hazards and to the extent flood insurance is available in that area), and may include sinkhole insurance, mine subsidence insurance, earthquake insurance, terrorism insurance, windstorm insurance and, if any Mortgaged Property does not conform to applicable building, zoning, or land use laws, ordinance and law coverage; (2) maintain at all times commercial general liability insurance, workmen’s compensation insurance, and such other liability, errors and omissions, and fidelity insurance coverage; and (3) maintain builder’s risk and public liability insurance, and other insurance in connection with completing the Repairs or Replacements, as applicable. (b) Delivery of Policies, Renewals, Notices, and Proceeds. Borrower shall: (1) cause all insurance policies (including any policies not otherwise required by Lender) which can be endorsed with standard non-contributing, non-reporting mortgagee clauses making loss payable to Lender (or Lender’s assigns) to be so endorsed; (2) promptly deliver to Lender a copy of all renewal and other notices received by Borrower with respect to the policies and all receipts for paid premiums; (3) deliver evidence, in form and content acceptable to Lender, that each Insurance Policy under this Article 9 (Insurance) has been renewed not less than fifteen (15) days prior to the applicable expiration date, and (if such evidence is other than an original or duplicate original of a renewal policy) deliver the original or duplicate original of each renewal policy (or such other evidence of insurance as may be required by or acceptable to Lender) in form and content acceptable to Lender within ninety (90) days after the applicable expiration date of the original Insurance Policy; (4) provide immediate written notice to the insurance company and to Lender of any event of loss; Master Credit Facility Agreement Form 6001.MCFA Page 65 Article 9 06-19 © 2019 Fannie Mae STEADFAST (STAR) 2/PNC (2020 MCFA) 49046845-v11

(5) execute such further evidence of assignment of any insurance proceeds as Lender may require; and (6) provide immediate written notice to Lender of Borrower’s receipt of any insurance proceeds under any Insurance Policy required by Section 9.02(a)(1) (Insurance Requirements) above and, if requested by Lender, deliver to Lender all of such proceeds received by Borrower to be applied by Lender in accordance with this Article 9 (Insurance). Section 9.03 Administration Matters Regarding Insurance. (a) Lender’s Ongoing Insurance Requirements. Borrower acknowledges that Lender’s insurance requirements may change from time to time. All insurance policies and renewals of insurance policies required by this Master Agreement shall be: (1) in the form and with the terms required by Lender; (2) in such amounts, with such maximum deductibles and for such periods required by Lender; and (3) issued by insurance companies satisfactory to Lender. BORROWER ACKNOWLEDGES THAT ANY FAILURE OF BORROWER TO COMPLY WITH THE REQUIREMENTS SET FORTH IN SECTION 9.02(a) (Insurance Requirements) OR SECTION 9.02(b)(3) (Delivery of Policies, Renewals, Notices, and Proceeds) ABOVE SHALL PERMIT LENDER TO PURCHASE THE APPLICABLE INSURANCE AT BORROWER’S COST. SUCH INSURANCE MAY, BUT NEED NOT, PROTECT BORROWER’S INTERESTS. THE COVERAGE THAT LENDER PURCHASES MAY NOT PAY ANY CLAIM THAT BORROWER MAKES OR ANY CLAIM THAT IS MADE AGAINST BORROWER IN CONNECTION WITH ANY MORTGAGED PROPERTY. IF LENDER PURCHASES INSURANCE FOR ANY MORTGAGED PROPERTY AS PERMITTED HEREUNDER, BORROWER WILL BE RESPONSIBLE FOR THE COSTS OF THAT INSURANCE, INCLUDING INTEREST AT THE DEFAULT RATE AND ANY OTHER CHARGES LENDER MAY IMPOSE IN CONNECTION WITH THE PLACEMENT OF THE INSURANCE UNTIL THE EFFECTIVE DATE OF THE CANCELLATION OR THE EXPIRATION OF THE INSURANCE. THE COSTS OF THE INSURANCE SHALL BE ADDED TO BORROWER’S TOTAL OUTSTANDING BALANCE OR OBLIGATION AND SHALL CONSTITUTE ADDITIONAL INDEBTEDNESS. THE COSTS OF THE INSURANCE MAY BE MORE THAN THE COST OF INSURANCE BORROWER MAY BE ABLE TO OBTAIN ON ITS OWN. BORROWER MAY LATER CANCEL ANY INSURANCE PURCHASED BY LENDER, BUT ONLY AFTER PROVIDING EVIDENCE THAT BORROWER HAS OBTAINED INSURANCE AS REQUIRED BY THIS MASTER AGREEMENT AND THE OTHER LOAN DOCUMENTS. Master Credit Facility Agreement Form 6001.MCFA Page 66 Article 9 06-19 © 2019 Fannie Mae STEADFAST (STAR) 2/PNC (2020 MCFA) 49046845-v11

(b) Application of Proceeds on Event of Loss. (1) Upon an event of loss, Lender may, at Lender’s option: (A) hold such proceeds in the Restoration Reserve Account to be applied to reimburse Borrower for the cost of Restoration (in accordance with Article 13 (Replacements, Repairs, and Restoration)) and Lender’s then-current policies relating to the Restoration of similar multifamily residential properties); or (B) apply such proceeds to the payment of the Indebtedness, whether or not then due; provided, however, Lender shall not apply insurance proceeds to the payment of the Indebtedness and shall require Restoration pursuant to Section 9.03(b)(1)(A) (Application of Proceeds on Event of Loss) if all of the following conditions are met: (i) no Potential Event of Default or Event of Default has occurred and is continuing; (ii) Lender determines that the combination of insurance proceeds and amounts provided by Borrower will be sufficient funds to complete the Restoration; (iii) Lender determines that after completion of the Restoration (1) the Net Cash Flow generated by the applicable Mortgaged Property will be sufficient to support the Debt Service Coverage Ratio set forth in the definition of Individual Property Coverage and LTV Tests (on a pro forma basis), and (2) the Loan to Value Ratio of such Mortgaged Property will be no greater than the Loan to Value Ratio immediately prior to the event of loss, but in no event greater than ninety percent (90%); (iv) Lender determines that the Restoration will be completed before the earlier of (1) one year before the latest Maturity Date of any Advance Outstanding, or (2) one year after the date of the loss or casualty; and (v) Borrower provides Lender, upon written request, evidence of the availability during and after the Restoration of the insurance required to be maintained by Borrower pursuant to this Master Agreement. (2) Notwithstanding the foregoing, if any loss is estimated to be in an amount equal to or less than $100,000, Lender shall not exercise its rights and remedies as power of attorney herein and shall allow Borrower to make proof of loss, to adjust and compromise any claims under policies of property damage insurance, to appear in and prosecute any action arising from such policies of property damage insurance, and to Master Credit Facility Agreement Form 6001.MCFA Page 67 Article 9 06-19 © 2019 Fannie Mae STEADFAST (STAR) 2/PNC (2020 MCFA) 49046845-v11

collect and receive the proceeds of property damage insurance; provided that each of the following conditions shall be satisfied: (A) Borrower shall immediately notify Lender of the casualty giving rise to the claim; (B) no Potential Event of Default or Event of Default has occurred and is continuing; (C) the Restoration will be completed before the earlier of (i) one year before the latest Maturity Date of any Advance Outstanding, or (ii) one year after the date of the loss or casualty; (D) Lender determines that the combination of insurance proceeds and amounts provided by Borrower will be sufficient funds to complete the Restoration; (E) all proceeds of property damage insurance shall be issued in the form of joint checks to Borrower and Lender; (F) all proceeds of property damage insurance shall be applied to the Restoration; (G) Borrower shall deliver to Lender evidence satisfactory to Lender of completion of the Restoration and obtainment of all lien releases; (H) Borrower shall have complied to Lender’s satisfaction with the foregoing requirements on any prior claims subject to this provision, if any; and (I) Lender shall have the right to inspect the applicable Mortgaged Property (subject to the rights of tenants under the Leases). (3) If Lender elects to apply insurance proceeds to the Indebtedness in accordance with the terms of this Master Agreement, Borrower shall not be obligated to restore or repair the applicable Mortgaged Property. Rather, Borrower shall restrict access to the damaged portion of such Mortgaged Property and, at its expense and regardless of whether such costs are covered by insurance, clean up any debris resulting from the casualty event, and, if required or otherwise permitted by Lender, demolish or raze any remaining part of the damaged Mortgaged Property to the extent necessary to keep and maintain the Mortgaged Property in a safe, habitable and marketable condition. Nothing in this Section 9.03(b) (Application of Proceeds on Event of Loss) shall affect any of Lender’s remedial rights against Borrower in connection with a breach by Borrower of any of its obligations under this Master Agreement or under any Loan Document, including any failure to timely pay Monthly Debt Service Payments or maintain the insurance coverage(s) required by this Master Agreement. Master Credit Facility Agreement Form 6001.MCFA Page 68 Article 9 06-19 © 2019 Fannie Mae STEADFAST (STAR) 2/PNC (2020 MCFA) 49046845-v11

(c) Payment Obligations Unaffected. The application of any insurance proceeds to the Indebtedness shall not extend or postpone the Maturity Date, or the due date or the full payment of any Monthly Debt Service Payment, Monthly Replacement Reserve Deposit, or any other installments referred to in this Master Agreement or in any other Loan Document. Notwithstanding the foregoing, if Lender applies insurance proceeds to the Indebtedness in connection with a casualty of less than an entire Mortgaged Property, then Lender shall permit an adjustment to the Monthly Debt Service Payments that become due and owing thereafter, based on the Underwriting and Servicing Requirements. (d) Foreclosure Sale. If a Mortgaged Property is transferred pursuant to a Foreclosure Event or Lender otherwise acquires title to a Mortgaged Property, Borrower acknowledges that Lender shall automatically succeed to all rights of Borrower in and to any insurance policies and unearned insurance premiums applicable to such Mortgaged Property and in and to the proceeds resulting from any damage to such Mortgaged Property prior to such Foreclosure Event or such acquisition. (e) Appointment of Lender as Attorney-In-Fact. Borrower hereby authorizes and appoints Lender as attorney-in-fact pursuant to Section 14.03(c) (Appointment of Lender as Attorney-In-Fact). Article 10 CONDEMNATION Section 10.01 Representations and Warranties. The representations and warranties made by Borrower to Lender in this Section 10.01 (Condemnation – Representations and Warranties) are made as of each Effective Date and are true and correct except as disclosed on the Exceptions to Representations and Warranties Schedule. (a) Prior Condemnation Action. No part of any Mortgaged Property has been taken in connection with a Condemnation Action. (b) Pending Condemnation Actions. Except with respect to a Release Mortgaged Property that is the subject of a Release Request, no Condemnation Action is pending or, to Borrower’s knowledge, is threatened for the partial or total condemnation or taking of any Mortgaged Property. Master Credit Facility Agreement Form 6001.MCFA Page 69 Article 9 06-19 © 2019 Fannie Mae STEADFAST (STAR) 2/PNC (2020 MCFA) 49046845-v11

Section 10.02 Covenants. (a) Notice of Condemnation. Borrower shall: (1) promptly notify Lender of any Condemnation Action of which Borrower has knowledge; (2) appear in and prosecute or defend, at its own cost and expense, any action or proceeding relating to any Condemnation Action, including any defense of Lender’s interest in any Mortgaged Property tendered to Borrower by Lender, unless otherwise directed by Lender in writing; and (3) execute such further evidence of assignment of any condemnation award in connection with a Condemnation Action as Lender may require. (b) Condemnation Proceeds. Borrower shall pay to Lender all awards or proceeds of a Condemnation Action promptly upon receipt. Section 10.03 Administration Matters Regarding Condemnation. (a) Application of Condemnation Awards. Lender may apply any awards or proceeds of a Condemnation Action, after the deduction of Lender’s expenses incurred in the collection of such amounts, to: (1) the restoration or repair of the applicable Mortgaged Property, if applicable; (2) the payment of the Indebtedness, with the balance, if any, paid to Borrower; or (3) Borrower. (b) Payment Obligations Unaffected. The application of any awards or proceeds of a Condemnation Action to the Indebtedness shall not extend or postpone any Maturity Date, or the due date or the full payment of any Monthly Debt Service Payment, Monthly Replacement Reserve Deposit, or any other installments referred to in this Master Agreement or in any other Loan Document. Master Credit Facility Agreement Form 6001.MCFA Page 70 Article 10 06-19 © 2019 Fannie Mae STEADFAST (STAR) 2/PNC (2020 MCFA) 49046845-v11

(c) Appointment of Lender as Attorney-In-Fact. Borrower hereby authorizes and appoints Lender as attorney-in-fact pursuant to Section 14.03(c) (Appointment of Lender as Attorney-In-Fact). (d) Preservation of Mortgaged Property. If a Condemnation Action results in or from damage to any Mortgaged Property and Lender elects to apply the proceeds or awards from such Condemnation Action to the Indebtedness in accordance with the terms of this Master Agreement, Borrower shall not be obligated to restore or repair such Mortgaged Property. Rather, Borrower shall restrict access to any portion of the Mortgaged Property which has been damaged or destroyed in connection with such Condemnation Action and, at Borrower’s expense and regardless of whether such costs are covered by insurance, clean up any debris resulting in or from the Condemnation Action, and, if required by any Governmental Authority or otherwise permitted by Lender, demolish or raze any remaining part of the damaged Mortgaged Property to the extent necessary to keep and maintain the Mortgaged Property in a safe, habitable, and marketable condition. Nothing in this Section 10.03(d) (Preservation of Mortgaged Property) shall affect any of Lender’s remedial rights against Borrower in connection with a breach by Borrower of any of its obligations under this Master Agreement or under any Loan Document, including any failure to timely pay Monthly Debt Service Payments or maintain the insurance coverage(s) required by this Master Agreement. Article 11 LIENS, TRANSFERS, AND ASSUMPTIONS Section 11.01 Representations and Warranties. The representations and warranties made by Borrower to Lender in this Section 11.01 (Liens, Transfers, and Assumptions – Representations and Warranties) are made as of each Effective Date and are true and correct except as disclosed on the Exceptions to Representations and Warranties Schedule. (a) No Labor or Materialmen’s Claims. All parties furnishing labor and materials on behalf of Borrower have been paid in full. There are no mechanics’ or materialmen’s liens (whether filed or unfiled) outstanding for work, labor, or materials (and no claims or work outstanding that under Applicable Law could give rise to any such mechanics’ or materialmen’s liens) affecting any Mortgaged Property, whether prior to, equal with, or subordinate to the lien of the Security Instrument. (b) No Other Interests. No Person: Master Credit Facility Agreement Form 6001.MCFA Page 71 Article 10 06-19 © 2019 Fannie Mae STEADFAST (STAR) 2/PNC (2020 MCFA) 49046845-v11

(1) other than Borrower has any possessory ownership or interest in any Mortgaged Property or right to occupy the same except under and pursuant to the provisions of existing Leases, the material terms of all such Leases having been previously disclosed in writing to Lender; or (2) has an option, right of first refusal, or right of first offer (except as required by Applicable Law) to purchase any Mortgaged Property, or any interest in any Mortgaged Property. Section 11.02 Covenants. (a) Liens; Encumbrances. Borrower shall not permit the grant, creation, or existence of any Lien, whether voluntary, involuntary, or by operation of law, on all or any portion of any Mortgaged Property (including any voluntary, elective, or non-compulsory tax lien or assessment pursuant to a voluntary, elective, or non-compulsory special tax district or similar regime) other than: (1) Permitted Encumbrances; (2) the creation of: (A) any tax lien, municipal lien, utility lien, mechanics’ lien, materialmen’s lien, or judgment lien against any Mortgaged Property if bonded off, released of record, or otherwise remedied to Lender’s satisfaction within sixty (60) days after the earlier of the date Borrower has actual notice or constructive notice of the existence of such lien; or (B) any mechanics’ or materialmen’s liens which attach automatically under the laws of any Governmental Authority upon the commencement of any work upon, or delivery of any materials to, any Mortgaged Property and for which Borrower is not delinquent in the payment for any such work or materials; and (3) the lien created by the Loan Documents. (b) Transfers. (1) Mortgaged Property. A Transfer as described in clause (b) of the definition of Transfer of all or any part of any Mortgaged Property (including any interest in any Mortgaged Property) shall not occur other than: (A) a Transfer to which Lender has consented in writing; (B) Leases permitted pursuant to the Loan Documents; Master Credit Facility Agreement Form 6001.MCFA Page 72 Article 11 06-19 © 2019 Fannie Mae STEADFAST (STAR) 2/PNC (2020 MCFA) 49046845-v11

(C) [reserved]; (D) a Transfer of obsolete or worn out Personalty or Fixtures that are contemporaneously replaced by items of equal or better function and quality which are free of Liens (other than those created by the Loan Documents); (E) the grant of an easement, servitude, or restrictive covenant to which Lender has consented, and Borrower has paid to Lender, upon demand, all costs and expenses incurred by Lender in connection with reviewing Borrower’s request (including reasonable attorneys’ fees and the Review Fee); provided, however, that Borrower shall be permitted to grant an easement over the Mortgaged Property to a publicly operated or private franchise utility provided that each of the following conditions is satisfied: (i) Borrower provides Lender with at least thirty (30) days prior written notice of the proposed easement; (ii) no Event of Default has occurred and is continuing, and no Potential Event of Default has occurred and is continuing; (iii) prior to the grant, Lender determines (1) that the easement will not materially affect the operation, marketability, or value of the Mortgaged Property; the health or safety of tenants or visitors; Lender’s interest in the Mortgaged Property; or Borrower’s access to the Mortgaged Property or the use of any easements or amenities which benefit the Mortgaged Property, and (2) that the easement will not result in the loss of the use of any residential or commercial units; (iv) the proposed easement and all rights of the grantee thereunder are expressly subordinate to the lien of the applicable Security Instrument; (v) Borrower has paid to Lender all costs and expenses incurred by Lender in connection with reviewing Borrower’s request; (vi) at Borrower’s expense, Borrower delivers an endorsement to the Lender’s Title Policy evidencing the recordation of the easement and an update to the Survey, if applicable, to reflect the easement if plottable; and (vii) Lender has reviewed and approved the documents evidencing the proposed easement, and Borrower delivers to Lender recorded copies of the easement and signed copies of any unrecorded documents within ten (10) days following the granting of the easement. Master Credit Facility Agreement Form 6001.MCFA Page 73 Article 11 06-19 © 2019 Fannie Mae STEADFAST (STAR) 2/PNC (2020 MCFA) 49046845-v11

Any consideration paid to Borrower under this Section 11.02(b)(1)(E) shall be distributed as follows: (a) first, to payment of all of Lender’s out of pocket expenses, including but not limited to attorneys’ fees, as well as recording and title costs; (b) second, to restoration or repair of the remainder of the Mortgaged Property, if applicable; (c) third, an amount not to exceed $250 per individual dwelling unit (after deducting Borrower’s cost and expense incurred in connection with the granting of such easement) to Borrower for its own account; and (d) fourth, any remaining funds will be deposited into the Replacement Reserve; (F) a lien permitted pursuant to Section 11.02 (Liens, Transfers, and Assumptions – Covenants) of this Master Agreement; or (G) the conveyance of any Mortgaged Property following a Foreclosure Event. (2) No Transfers of Interests in Borrower, Key Principal, or Guarantor. Subject to the provisions of this Article 11 (Liens, Transfers, and Assumptions), a Transfer as described in clause (a) of the definition of Transfer, a Change of Control, or a Transfer of the Restricted Ownership Interest shall not occur. Notwithstanding the restrictions on Control and Restricted Ownership Interests, to the extent a Restricted Ownership Interest is held by a Publicly-Held Corporation or a Publicly-Held Trust, a Transfer of any Ownership Interests in such Publicly-Held Corporation or Publicly-Held Trust shall not be prohibited under this Master Agreement as long as (A) such Transfer does not result in a conversion of such Publicly-Held Corporation or Publicly-Held Trust to a privately held entity, and (B) Borrower provides written notice to Lender not later than thirty (30) days thereafter of any such Transfer that results in any Person owning ten percent (10%) or more of the Ownership Interests in such Publicly-Held Corporation or Publicly-Held Trust. (3) Name Change or Entity Conversion. Lender shall consent to a Borrower changing its name, changing its jurisdiction of organization, or converting from one type of legal entity into another type of legal entity for any lawful purpose, provided that: Master Credit Facility Agreement Form 6001.MCFA Page 74 Article 11 06-19 © 2019 Fannie Mae STEADFAST (STAR) 2/PNC (2020 MCFA) 49046845-v11

(A) Lender receives written notice at least thirty (30) days prior to such change or conversion, which notice shall include organizational charts that reflect the structure of such Borrower both prior to and subsequent to such name change or entity conversion; (B) such Transfer is not otherwise prohibited under the provisions of Section 11.02(b)(2) (No Transfers of Interests in Borrower, Key Principal, or Guarantor); (C) Borrower executes an amendment to this Master Agreement and any other Loan Documents required by Lender documenting the name change or entity conversion; (D) Borrower agrees and acknowledges, at Borrower’s expense, that (i) Borrower will execute and record in the land records any instrument required by the Property Jurisdiction to be recorded to evidence such name change or entity conversion (or provide Lender with written confirmation from the title company (via electronic mail or letter) that no such instrument is required), (ii) Borrower will execute any additional documents required by Lender, including the amendment to this Master Agreement, and allow such documents to be recorded or filed in the land records of the Property Jurisdiction, (iii) Lender will obtain a “date-down” endorsement to the Lender’s Title Policy (or obtain a new Title Policy if a “date- down” endorsement is not available in the Property Jurisdiction), evidencing title to the Mortgaged Property being in the name of the successor entity and the Lien of the Security Instrument against the Mortgaged Property, and (iv) Lender will file any required UCC-3 financing statement and make any other filing deemed necessary to maintain the priority of its Liens on the Mortgaged Property; and (E) no later than ten (10) days subsequent to such name change or entity conversion, Borrower shall provide Lender (i) the documentation filed with the appropriate office in such Borrower’s state of formation evidencing such name change or entity conversion, (ii) copies of the Organizational Documents of such Borrower, including any amendments, filed with the appropriate office in Borrower’s state of formation reflecting the post-conversion Borrower name, form of organization, and structure, and (iii) if available, new certificates of good standing or valid formation for such Borrower. Notwithstanding the foregoing, Borrower shall provide Lender prompt notice of any name change or entity conversion of any other Identified Party. (4) No Delaware Statutory Trust or Series LLC Conversion. Notwithstanding any provisions herein to the contrary, no Borrower Entity shall convert to a Delaware Statutory Trust or a series limited liability company. Master Credit Facility Agreement Form 6001.MCFA Page 75 Article 11 06-19 © 2019 Fannie Mae STEADFAST (STAR) 2/PNC (2020 MCFA) 49046845-v11

(5) Plans of Division. Borrower shall not Divide. Lender shall consent to a Division by Guarantor or Key Principal provided that: (A) Lender receives written notice at least thirty (30) days prior to the effective date of such Division, which notice shall include (i) a certification acceptable to Lender that such Division is not otherwise prohibited under the provisions of Article 11 (Liens, Transfers, and Assumptions), (ii) a copy of the plan of division, and (iii) organizational charts that reflect the organizational structure of Borrower, Guarantor, and Key Principal both prior to and subsequent to such Division; (B) no later than ten (10) days subsequent to such Division, Borrower shall provide Lender (i) the certificate of division or such other documentation filed with the appropriate office evidencing such Division, (ii) copies of the organizational documents of Borrower (if amended), Guarantor, and Key Principal, including any amendments thereto, that reflect the post-Division organizational structure, and (iii) new certificates of good standing or valid formation for Borrower (if amended), Guarantor, and Key Principal; and (C) Borrower has paid to Lender, upon demand, all costs and expenses incurred by Lender in connection with reviewing Borrower’s request (including reasonable attorneys’ fees and a $25,000 review fee, which shall be in lieu of any other Review Fee or Transfer Fee). (c) No Other Indebtedness. Other than the Advances, Borrower shall not incur or be obligated at any time with respect to any loan or other indebtedness (except trade payables as otherwise permitted in this Master Agreement), including any indebtedness secured by a Lien on, or the cash flows from, the Mortgaged Property. (d) No Mezzanine Financing or Preferred Equity. Neither Borrower nor any direct or indirect owner of Borrower shall: (1) incur any Mezzanine Debt other than Permitted Mezzanine Debt; (2) issue any Preferred Equity other than Permitted Preferred Equity; or (3) incur any similar indebtedness or issue any similar equity. Master Credit Facility Agreement Form 6001.MCFA Page 76 Article 11 06-19 © 2019 Fannie Mae STEADFAST (STAR) 2/PNC (2020 MCFA) 49046845-v11

Section 11.03 Administration Matters Regarding Liens, Transfers, and Assumptions. (a) Transfer of Collateral Pool. Lender shall consent to a Transfer of the entire Collateral Pool to and an assumption of the Loan Documents by a new borrower and/or a new key principal and/or a new guarantor if each of the following conditions is satisfied prior to the Transfer: (1) Borrower has submitted to Lender all information required by Lender to make the determination required by this Section 11.03(a) (Transfer of Collateral Pool); (2) no Event of Default has occurred and is continuing, and no Potential Event of Default has occurred and is continuing; (3) Lender determines that: (A) the proposed new borrower, new key principal, and any other new guarantor fully satisfy all of Lender’s then-applicable borrower, key principal, or guarantor eligibility, credit, management, and other loan underwriting standards, which shall include an analysis of (i) the previous relationships between Lender and the proposed new borrower, new key principal, new guarantor, and any Person in Control of them, and the organization of the new borrower, new key principal, and new guarantor (if applicable), and (ii) the operating and financial performance of the Mortgaged Property, including physical condition and occupancy; (B) after giving effect to the Transfer, the SPE Requirements shall be satisfied; (C) none of the proposed new borrower, new key principal, and any new guarantor, or any owners of the proposed new borrower, new key principal, and any new guarantor, are a Prohibited Person; and (D) none of the proposed new borrower, new key principal, and any new guarantor (if any of such are entities) shall have an organizational existence termination date that ends before the Termination Date; (4) [reserved]; (5) the proposed new borrower has: (A) executed an assumption agreement acceptable to Lender that, among other things, requires the proposed new borrower to assume and perform all obligations of Borrower (or any other transferor), and that may require that the new borrower comply with any provisions of any Loan Document which previously may Master Credit Facility Agreement Form 6001.MCFA Page 77 Article 11 06-19 © 2019 Fannie Mae STEADFAST (STAR) 2/PNC (2020 MCFA) 49046845-v11

have been waived by Lender for Borrower, subject to the terms of Section 11.03(g) (Further Conditions on Transfers Requiring Lender’s Consent); (B) if required by Lender, delivered to the Title Company for filing or recording in all applicable jurisdictions, all applicable Loan Documents including the assumption agreement to correctly evidence the assumption and the confirmation, continuation, perfection, and priority of the Liens created hereunder and under the other Loan Documents; and (C) delivered to Lender a “date-down” endorsement to the Title Policy acceptable to Lender (or a new title insurance policy if a “date-down” endorsement is not available); (6) one or more individuals or entities acceptable to Lender as new guarantors have executed and delivered to Lender: (A) an assumption agreement acceptable to Lender that requires the new guarantor to assume and perform all obligations of Guarantor under any Guaranty given in connection with the Loan Documents; or (B) a substitute Non-Recourse Guaranty and other substitute guaranty in a form acceptable to Lender; (7) Lender has reviewed and approved the Transfer documents; (8) Lender shall be the servicer of the Loan Documents; (9) Borrower has satisfied the applicable provision of Section 11.03(g) (Further Conditions on Transfers Requiring Lender’s Consent) including Lender’s receipt of the fees described in Section 11.03(g) (Further Conditions on Transfers Requiring Lender’s Consent); and (10) if any MBS is Outstanding, the Transfer shall not result in a “significant modification,” as defined under applicable Treasury Regulations, of any Advance that has been securitized in an MBS. (b) Permitted Transfers of Ownership Interests. Notwithstanding the provisions of Section 11.02(b)(2) (No Transfers of Interests in Borrower, Key Principal, or Guarantor), the following Transfers are permitted without the consent of Lender (“Permitted Transfers”): (1) a Transfer of any direct or indirect Ownership Interest in Borrower, Guarantor, Key Principal, or any Identified Party; provided, however, that no Change of Master Credit Facility Agreement Form 6001.MCFA Page 78 Article 11 06-19 © 2019 Fannie Mae STEADFAST (STAR) 2/PNC (2020 MCFA) 49046845-v11

Control and no Transfer of the Restricted Ownership Interest occurs as the result of such Transfer; (2) the issuance by Borrower, Guarantor, Key Principal, or any Identified Party of additional membership interests, partnership interests, or stock (including by creation of a new class or series of interests or stock), as the case may be, and the subsequent direct or indirect Transfer of such interests or stock; provided, however, that no Change of Control and no Transfer of the Restricted Ownership Interest occurs as the result of such Transfer; (3) a merger with or acquisition of another entity by Key Principal or Guarantor, as applicable, provided that (A) such Key Principal or Guarantor, as applicable, is the surviving entity after such merger or acquisition, (B) no Change of Control or Transfer of the Restricted Ownership Interest occurs, and (C) such merger or acquisition does not result in an Event of Default; (4) a Transfer of any direct or indirect Ownership Interest in Borrower or any Identified Party to a subsidiary of Guarantor or Key Principal, provided that no Transfer of the Restricted Ownership Interest occurs; and (5) any conversion of Key Principal or Guarantor from one type of entity to another type of entity or any amendment, modification, or any other change in the governing instrument or instruments of Key Principal or Guarantor; provided, however, that (A) no Change of Control or Transfer of the Restricted Ownership Interest occurs as a result of any such Transfer; (B) the decision-making powers and rights of the board of directors of Key Principal and the board of directors of Guarantor are not eliminated, materially impaired, or materially reduced as a result of such Transfer (provided, however, that the creation of new committees of the board of directors of Key Principal or the board of directors of Guarantor that are delegated certain powers and authority of the board of directors of Key Principal or the board of directors of Guarantor (as applicable) will not be deemed to be an elimination, material impairment, or material reduction of the decision-making powers of the board of directors of Key Principal or the board of directors of Guarantor, so long as the board of directors of Key Principal or the board of directors of Guarantor, as applicable, Controls the composition of any such committee and has the right to rescind any such delegation); and (C) the board of directors of Key Principal and the board of directors of Guarantor continue to exist and Control the Key Principal or Guarantor, as applicable. Master Credit Facility Agreement Form 6001.MCFA Page 79 Article 11 06-19 © 2019 Fannie Mae STEADFAST (STAR) 2/PNC (2020 MCFA) 49046845-v11

If the conditions set forth in this Section 11.03(b) (Permitted Transfers of Ownership Interests) are satisfied, the Transfer Fee and Review Fee shall be waived provided Borrower shall provide Lender ten (10) days’ prior written notice of any Transfer in Section 11.03(b)(3), (4) or (5) above, which notice for any Transfer pursuant to Section 11.03(b)(3) and (4) above shall include organizational charts that reflect the structure of Borrower and Guarantor both prior to and subsequent to such Transfer. (c) Estate Planning. Notwithstanding the provisions of Section 11.02(b)(2) (No Transfers of Interests in Borrower, Key Principal, or Guarantor), so long as (1) the Transfer does not cause a Change of Control and (2) Key Principal and Guarantor, as applicable, maintain the same right and ability to Control Borrower as existed prior to the Transfer, Lender shall consent to Transfers of direct or indirect Ownership Interests in Borrower, and Transfers of direct or indirect Ownership Interests in an entity Key Principal or entity Guarantor to: (A) Immediate Family Members of such transferor each of whom must have obtained the legal age of majority; (B) United States domiciled trusts established for the benefit of the transferor or Immediate Family Members of the transferor; or (C) partnerships or limited liability companies of which the partners or members, respectively, are comprised entirely of (i) such transferor and Immediate Family Members (each of whom must have obtained the legal age of majority) of such transferor, (ii) all Immediate Family Members (each of whom must have obtained the legal age of majority) of such transferor, or (iii) United States domiciled trusts established for the benefit of the transferor or Immediate Family Members of the transferor. If the conditions set forth in this Section 11.03(c) (Estate Planning) are satisfied, the Transfer Fee shall be waived provided Borrower shall pay the Review Fee and out-of-pocket costs set forth in Section 11.03(g) (Further Conditions on Transfers Requiring Lender’s Consent). (d) Termination or Revocation of Trust. If any of Borrower, Guarantor, or Key Principal is a trust (other than a REIT), or if a Restricted Ownership Interest would be Transferred, or if Control of Borrower, Guarantor, or Key Principal would be Transferred due to the termination or revocation of a trust, the termination or revocation of such trust is an unpermitted Transfer; provided that the termination or revocation of the trust due to the death of an individual trustor shall not be considered an unpermitted Transfer so long as: (1) Lender is notified within thirty (30) days of the death; and Master Credit Facility Agreement Form 6001.MCFA Page 80 Article 11 06-19 © 2019 Fannie Mae STEADFAST (STAR) 2/PNC (2020 MCFA) 49046845-v11

(2) such Borrower, Guarantor, Key Principal, or other Person, as applicable, is replaced with an individual or entity acceptable to Lender, in accordance with the provisions of Section 11.03(a) (Transfer of Collateral Pool) within ninety (90) days of the date of the death causing the termination or revocation. If the conditions set forth in this Section 11.03(d) (Termination or Revocation of Trust) are satisfied, the Transfer Fee shall be waived; provided Borrower shall pay the Review Fee and out- of-pocket costs set forth in Section 11.03(g) (Further Conditions on Transfers Requiring Lender’s Consent). (e) Death of Key Principal or Guarantor; Restricted Ownership Interest/Controlling Interest Transfer Due to Death. (1) If a Key Principal or Guarantor that is a natural person dies, or if a Transfer of the Restricted Ownership Interest or a Change of Control occurs as a result of the death of a Person (except in the case of trusts which is addressed in Section 11.03(d) (Termination or Revocation of Trust)), Borrower must notify Lender in writing within ninety (90) days in the event of such death. Unless waived in writing by Lender, the deceased shall be replaced by an individual or entity within one hundred eighty (180) days, subject to Borrower’s satisfaction of the following conditions: (A) Borrower has submitted to Lender all information required by Lender to make the determination required by this Section 11.03(e) (Death of Key Principal or Guarantor; Restricted Ownership Interest/Controlling Interest Transfer Due to Death); (B) Lender determines that, if applicable: (i) any proposed new key principal and any other new guarantor (or Person Controlling such new key principal or new guarantor) fully satisfies all of Lender’s then-applicable key principal or guarantor eligibility, credit, management, and other loan underwriting standards (including any standards with respect to previous relationships between Lender and the proposed new key principal and new guarantor (or Person Controlling such new key principal or new guarantor) and the organization of the new key principal and new guarantor); (ii) none of any proposed new key principal or any new guarantor, or any owners of the proposed new key principal or any new guarantor, is a Prohibited Person; and (iii) none of any proposed new key principal or any new guarantor (if any of such are entities) shall have an organizational existence termination date that ends before the Maturity Date; and Master Credit Facility Agreement Form 6001.MCFA Page 81 Article 11 06-19 © 2019 Fannie Mae STEADFAST (STAR) 2/PNC (2020 MCFA) 49046845-v11

(C) if applicable, one or more individuals or entities acceptable to Lender as new guarantors have executed and delivered to Lender: (i) an assumption agreement acceptable to Lender that requires the new guarantor to assume and perform all obligations of Guarantor under any Guaranty given in connection with this Master Agreement; or (ii) a substitute Non-Recourse Guaranty and other substitute guaranty in a form acceptable to Lender. (2) In the event a replacement Key Principal, Guarantor, or other Person is required by Lender due to the death described in this Section 11.03(e) (Death of Key Principal or Guarantor; Restricted Ownership Interest/Controlling Interest Transfer Due to Death), and such replacement has not occurred within such period, the period for replacement may be extended by Lender to a date not more than one year from the date of such death; however, Lender may require as a condition to any such extension that: (A) the then-current property manager be replaced with a property manager reasonably acceptable to Lender (or if a property manager has not been previously engaged, a property manager reasonably acceptable to Lender be engaged); or (B) a lockbox agreement or similar cash management arrangement (with the property manager) reasonably acceptable to Lender during such extended replacement period be instituted. If the conditions set forth in this Section 11.03(e) (Death of Key Principal or Guarantor; Restricted Ownership Interest/Controlling Interest Transfer Due to Death) are satisfied, the Transfer Fee shall be waived, provided Borrower shall pay the Review Fee and out-of-pocket costs set forth in Section 11.03(g) (Further Conditions on Transfers Requiring Lender’s Consent). (f) [Intentionally Deleted.] (g) Further Conditions on Transfers Requiring Lender’s Consent. (1) In connection with any Transfer for which Lender’s approval is required under this Master Agreement including any Transfer under Section 11.02(b)(1)(A) (Liens, Transfers, and Assumptions – Covenants – Transfers – Mortgaged Property) and Section 11.03(a) (Transfer of Collateral Pool), Lender may, as a condition to any such approval, require: (A) additional collateral, guaranties, or other credit support to mitigate any risks concerning the proposed transferee or the performance or condition of any Mortgaged Property; Master Credit Facility Agreement Form 6001.MCFA Page 82 Article 11 06-19 © 2019 Fannie Mae STEADFAST (STAR) 2/PNC (2020 MCFA) 49046845-v11

(B) amendment of the Loan Documents to delete or modify any specially negotiated terms or provisions previously granted for the exclusive benefit of original Borrower, Key Principal, or Guarantor and to restore the original provisions of the standard Fannie Mae form multifamily loan documents, to the extent such provisions were previously modified; (C) a modification to the amounts required to be deposited into the Reserve/Escrow Account pursuant to the terms of Section 13.02(a)(3)(B) (Adjustment of Deposits – Transfers); (D) in connection with any assumption of the Loan Documents, after giving effect to the assumption, the provisions of the General Conditions Schedule shall be satisfied; (E) in connection with any assumption of the Loan Documents, delivery to the Title Company for filing or recording in all applicable jurisdictions, all applicable Loan Documents including assumption documents and any other appropriate documents in form and substance reasonably satisfactory to Lender in form proper for recordation as may be necessary in the opinion of Lender to correctly evidence the assumptions and the confirmation of Liens created hereunder; or (F) in connection with any assumption of the Loan Documents, if any MBS is Outstanding, the Transfer shall not result in a “significant modification,” as defined under applicable Treasury Regulations, of any Advance that has been securitized in an MBS. (2) In connection with any request by Borrower for consent to a Transfer, Borrower shall pay to Lender upon demand: (A) the Transfer Fee (to the extent charged by Lender); (B) the Review Fee (regardless of whether Lender approves or denies such request); and (C) all of Lender’s out-of-pocket costs (including reasonable attorneys’ fees) incurred in reviewing the Transfer request, regardless of whether Lender approves or denies such request. (h) Public Offering of Securities in Guarantor and/or Key Principal. Notwithstanding any terms to the contrary in Section 11.02(b)(2) (No Transfers of Interests in Borrower, Key Principal, or Guarantor) above, Guarantor and/or Key Principal may engage in a public offering of securities of Guarantor and/or Key Principal, as applicable, and Lender shall waive any Transfer Fee otherwise due in connection therewith, so long as: (1) such public offering Master Credit Facility Agreement Form 6001.MCFA Page 83 Article 11 06-19 © 2019 Fannie Mae STEADFAST (STAR) 2/PNC (2020 MCFA) 49046845-v11

shall not occur without Lender’s prior written notice and consent to the same; (2) such public offering shall not result in a Change of Control of Borrower; (3) such public offering shall not result in the dilution of the aggregate Ownership Interests of Guarantor or Key Principal in Borrower to less than a fifty-one percent (51%) Ownership Interest; and (4) following any such public offering, there is no Transfer of a Restricted Ownership Interest in Borrower. (i) Additional Transfer Provisions. Notwithstanding the provisions of Section 11.02(b)(2) (No Transfers of Interests in Borrower, Key Principal, or Guarantor), the actions set out in this Section 11.03(i) (Additional Transfer Provisions) may be taken upon the satisfaction of the conditions set forth herein. Notwithstanding any provisions herein to the contrary, Lender shall consent to the following actions to be taken to effectuate a reorganization of Borrower by Guarantor (i) the removal of Advisor as the non-member manager of Borrower, (ii) the change in the management structure of Borrower from a manager-managed structure to a member-managed structure or Borrower may continue to be manager-managed by a wholly-owned subsidiary of its sole member, Steadfast Apartment REIT Operating Partnership, L.P. (“SIR OP”), (iii) the merger of Steadfast Apartment REIT Operating Partnership, L.P. and Steadfast Apartment REIT III Operating Partnership, L.P. with and into (“SIR OP”) (“OP Merger”), (iv) the merger or liquidation of SI Subsidiary, LLC and SIII Subsidiary, LLC (both subsidiaries of Guarantor) with and/or into Guarantor (“SI Merger”), (v) the contribution to SIR OP or a wholly-owned subsidiary of SIR OP of a wholly-owned subsidiary of Steadfast REIT Investments, LLC (“SRI”) in exchange for and issuance of limited partnership interests in SIR OP to SRI, and (v) termination of the Property Manager and the existing Property Management Agreement or assignment of the Property Management Agreement from Property Manager to SIR OP or a wholly-owned subsidiary of SIR OP (“Property Management Change”), if each of the following conditions is satisfied prior to the Transfer: (A) the replacement of Advisor as manager of Borrower shall be with an entity that shall not be a Prohibited Person; (B) after giving effect to the Transfer and thereafter, (i) Borrower shall be Controlled by SIR OP, directly or indirectly through a wholly-owned subsidiary of SIR OP, (ii) Guarantor shall Control, directly or indirectly, SIR OP, Borrower and any Person that directly or indirectly Controls Borrower, (iii) SIR OP or its wholly-owned subsidiary shall be the sole member of Borrower and SIR OP or its wholly-owned subsidiary shall be the managing member or non-member manager of Borrower, and (iv) Guarantor shall be the sole general partner of SIR OP; (C) After giving effect to the OP Merger and thereafter, SIR OP is the surviving entity out of the OP Merger; (D) After giving effect to the SI Merger and thereafter, Guarantor is the surviving entity out of the SI Merger; Master Credit Facility Agreement Form 6001.MCFA Page 84 Article 11 06-19 © 2019 Fannie Mae STEADFAST (STAR) 2/PNC (2020 MCFA) 49046845-v11

(E) After giving effect to the Property Management Change, (i) the Mortgaged Properties are managed by SIR OP or a wholly-owned subsidiary of SIR OP pursuant to either (a) a new management agreement acceptable to Lender or (b) the assigned Property Management Agreement, and (ii) SIR OP or a wholly- owned subsidiary of SIR OP shall execute and deliver an assignment of management agreement in Lender’s then current form; (F) Borrower shall have submitted to Lender all information required by Lender to make the determinations required hereunder; (G) at the time of the Transfer, no Event of Default shall have occurred and be continuing, unless the completion of the Transfer shall cure the Event of Default; (H) Borrower shall provide Lender with advance Notice of the Transfer thirty (30) days prior to such Transfer, together with organizational charts reflecting the structure prior to and after the Transfer, copies of new or amendments to existing organizational documents of each Borrower Entity and Identified Party, and such other information and documentation requested by Lender with respect to the Transfer; (I) Borrower shall have executed and delivered to Lender such amendments to this Master Agreement and the other Loan Documents reasonably required to reflect the then current ownership and management structure of each Borrower Entity after giving effect to such Transfer, including amendments required by Lender to the definition of Change of Control, Identified Party, and Restricted Ownership Interests, and such other documents, instruments, certificates, and reaffirmations of the Loan Documents (and if requested by Lender, certified duplicates of executed copies thereof and legal opinions) as may be required by Lender; and (J) in connection with any request with respect to the foregoing, Borrower shall pay a reduced Transfer Fee of $15,000 (no Review Fee shall be due) and all of Lender’s out-of-pocket costs (including reasonable attorneys’ fees). (j) Notice of Change in Advisor. Notwithstanding any provisions to the contrary herein, Borrower shall provide Lender written notice within thirty (30) days of any change to the advisor of Guarantor. Master Credit Facility Agreement Form 6001.MCFA Page 85 Article 11 06-19 © 2019 Fannie Mae STEADFAST (STAR) 2/PNC (2020 MCFA) 49046845-v11

Article 12 IMPOSITIONS Section 12.01 Representations and Warranties. The representations and warranties made by Borrower to Lender in this Section 12.01 (Impositions – Representations and Warranties) are made as of each Effective Date and are true and correct except as disclosed on the Exceptions to Representations and Warranties Schedule. (a) Payment of Taxes, Assessments, and Other Charges. Borrower has: (1) paid (or with the approval of Lender, established an escrow fund sufficient to pay when due and payable) all amounts and charges relating to the Mortgaged Properties that have become due and payable before any fine, penalty interest, lien, or costs may be added thereto, including Impositions, leasehold payments, and ground rents; (2) paid all Taxes for the Mortgaged Properties that have become due before any fine, penalty interest, lien, or costs may be added thereto pursuant to any notice of assessment received by Borrower and any and all taxes that have become due against Borrower before any fine, penalty interest, lien, or costs may be added thereto; (3) no knowledge of any basis for any additional assessments; (4) no knowledge of any presently pending special assessments against all or any part of the Mortgaged Properties, or any presently pending special assessments against Borrower; and (5) not received any written notice of any contemplated special assessment against any Mortgaged Property, or any contemplated special assessment against Borrower. Section 12.02 Covenants. (a) Imposition Deposits, Taxes, and Other Charges. Borrower shall: (1) deposit the Imposition Deposits with Lender on each Payment Date (or on another day designated in writing by Lender) in amount sufficient, in Lender’s discretion, to enable Lender to pay each Imposition before the last date upon which such payment may be made without any penalty or interest charge being added, plus an amount equal to no more than one-sixth (1/6) (or the amount permitted by Applicable Law) of the Impositions Master Credit Facility Agreement Form 6001.MCFA Page 86 Article 12 06-19 © 2019 Fannie Mae STEADFAST (STAR) 2/PNC (2020 MCFA) 49046845-v11

for the trailing twelve (12) months (calculated based on the aggregate annual Imposition costs divided by twelve (12) and multiplied by two (2)); (2) deposit with Lender, within ten (10) days after written notice from Lender (subject to Applicable Law), such additional amounts estimated by Lender to be reasonably necessary to cure any deficiency in the amount of the Imposition Deposits held for payment of a specific Imposition; (3) except as set forth in Section 12.03(c) (Payment of Impositions; Sufficiency of Imposition Deposits) below, pay all Impositions, leasehold payments, ground rents, and Taxes when due and before any fine, penalty interest, lien, or costs may be added thereto; (4) promptly deliver to Lender a copy of all notices of, and invoices for, Impositions, and, if Borrower pays any Imposition directly, Borrower shall promptly furnish to Lender receipts evidencing such payments; and (5) promptly deliver to Lender a copy of all notices of any special assessments and contemplated special assessments against any Mortgaged Property or Borrower. Section 12.03 Administration Matters Regarding Impositions. (a) Maintenance of Records by Lender. Lender shall maintain records of the monthly and aggregate Imposition Deposits held by Lender for the purpose of paying Taxes, insurance premiums, and each other obligation of Borrower for which Imposition Deposits are required. (b) Imposition Accounts. All Imposition Deposits shall be held in an institution (which may be Lender, if Lender is such an institution) whose deposits or accounts are insured or guaranteed by a federal agency and which accounts meet the standards for custodial accounts as required by Lender from time to time. Lender shall not be obligated to open additional accounts, or deposit Imposition Deposits in additional institutions, when the amount of the Imposition Deposits exceeds the maximum amount of the federal deposit insurance or guaranty. No interest, earnings, or profits on the Imposition Deposits shall be paid to Borrower unless Applicable Law so requires. Imposition Deposits shall not be trust funds, or operate to reduce the Indebtedness, unless applied by Lender for that purpose in accordance with this Master Agreement. For the purposes of §9-104(a)(3) of the UCC, Lender is the owner of the Imposition Deposits and shall be deemed a “customer” with sole control of the account holding the Imposition Deposits. (c) Payment of Impositions; Sufficiency of Imposition Deposits. Lender may pay an Imposition according to any bill, statement, or estimate from the appropriate public office or insurance company without inquiring into the accuracy of the bill, Master Credit Facility Agreement Form 6001.MCFA Page 87 Article 12 06-19 © 2019 Fannie Mae STEADFAST (STAR) 2/PNC (2020 MCFA) 49046845-v11

statement, or estimate or into the validity of the Imposition. Imposition Deposits shall be required to be used by Lender to pay Taxes, insurance premiums and any other individual Imposition only if: (1) no Event of Default exists; (2) Borrower has timely delivered to Lender all applicable bills or premium notices that it has received; and (3) sufficient Imposition Deposits are held by Lender for each Imposition at the time such Imposition becomes due and payable. Lender shall have no liability to Borrower or any other Person for failing to pay any Imposition if any of the conditions are not satisfied. If at any time the amount of the Imposition Deposits held for payment of a specific Imposition exceeds the amount reasonably deemed necessary by Lender to be held in connection with such Imposition, the excess may be credited against future installments of Imposition Deposits for such Imposition. (d) Imposition Deposits Upon Event of Default. If an Event of Default has occurred and is continuing, Lender may apply any Imposition Deposits, in such amount and in such order as Lender determines, to pay any Impositions or as a credit against the Indebtedness. (e) Contesting Impositions. Other than insurance premiums, Borrower may contest, at its expense, by appropriate legal proceedings, the amount or validity of any Imposition if: (1) Borrower notifies Lender of the commencement or expected commencement of such proceedings; (2) Lender determines that the applicable Mortgaged Property is not in danger of being sold or forfeited; (3) Borrower deposits with Lender (or the applicable Governmental Authority if required by Applicable Law) reserves sufficient to pay the contested Imposition, if required by Lender (or the applicable Governmental Authority); (4) Borrower furnishes whatever additional security is required in the proceedings or is reasonably requested in writing by Lender; and (5) Borrower commences, and at all times thereafter diligently prosecutes, such contest in good faith until a final determination is made by the applicable Governmental Authority. Master Credit Facility Agreement Form 6001.MCFA Page 88 Article 12 06-19 © 2019 Fannie Mae STEADFAST (STAR) 2/PNC (2020 MCFA) 49046845-v11

(f) Release to Borrower. Upon payment in full of all sums secured by the Security Instrument and this Master Agreement and release by Lender of the lien of the Security Instrument, Lender shall disburse to Borrower the balance of any Imposition Deposits then on deposit with Lender. Article 13 REPLACEMENTS, REPAIRS, AND RESTORATION Section 13.01 Covenants. (a) Initial Deposits to Replacement Reserve Account, Repairs Escrow Account, and Restoration Reserve Account. (1) On the Effective Date, Borrower shall pay to Lender: (A) the Initial Replacement Reserve Deposit for deposit into the Replacement Reserve Account; and (B) the Repairs Escrow Deposit for deposit into the Repairs Escrow Account. (2) After an event of loss, Borrower shall deliver or cause to be delivered to Lender any insurance proceeds received under any insurance policy required to be maintained in accordance with Article 9 (Insurance). (b) Monthly Replacement Reserve Deposits. Borrower shall deposit the applicable Monthly Replacement Reserve Deposit into the Replacement Reserve Account on each Payment Date. (c) Payment and Deliverables for Replacements, Repairs, and Restoration. Borrower shall: (1) pay all invoices for Replacements, Repairs, and Restoration, regardless of whether funds on deposit in the applicable Reserve/Escrow Account, are sufficient to pay the full amount of such invoices, prior to any request for disbursement from such Reserve/Escrow Account (unless Lender has agreed to issue joint checks in connection with a particular Replacement, Repair, or Restoration); (2) pay all applicable fees and charges of any Governmental Authority on account of the Replacements, Repairs, and Restoration, as applicable; (3) provide evidence satisfactory to Lender of completion of the Replacements, Restoration (within the period required under Section 9.03(b)(1)(B)(iv) (Application of Master Credit Facility Agreement Form 6001.MCFA Page 89 Article 12 06-19 © 2019 Fannie Mae STEADFAST (STAR) 2/PNC (2020 MCFA) 49046845-v11

Proceeds on Event of Loss) or such other period required by Lender), and any Required Repairs (within the Completion Period or within such other period or by such other date set forth in the Required Repair Schedule and any Borrower Requested Repairs and Additional Lender Repairs (by the date specified by Lender for any such Borrower Requested Repairs or Additional Lender Repairs)); and (4) prior to commencement of any Restoration, Borrower shall deliver to Lender, for Lender’s review and approval: (A) a copy of the plans and specifications for the Restoration; and (B) a copy of all building and other permits and authorizations required by any law, ordinance, statute, rule or regulation of the Governmental Authority to carry out the Restoration. (d) Assignment of Contracts for Replacements, Repairs, and Restoration. Borrower shall collaterally assign to Lender as additional security any contract or subcontract for Replacements, Repairs, or Restoration, upon Lender’s written request, on a form of assignment approved by Lender. (e) Indemnification. If Lender elects to exercise its rights under Section 14.03 (Additional Lender Rights; Forbearance) due to Borrower’s failure to timely commence or complete any Replacements, Repairs, or Restoration, Borrower shall indemnify and hold Lender harmless for, from and against any and all actions, suits, claims, demands, liabilities, losses, damages, obligations, and costs or expenses, including litigation costs and reasonable attorneys’ fees, arising from or in any way connected with the performance by Lender of the Replacements, Repairs, or Restoration or investment of the Reserve/Escrow Account Funds; provided that Borrower shall have no indemnity obligation if such actions, suits, claims, demands, liabilities, losses, damages, obligations, and costs or expenses, including litigation costs and reasonable attorneys’ fees, arise as a result of the willful misconduct or gross negligence of Lender, Lender’s agents, employees, or representatives as determined by a court of competent jurisdiction pursuant to a final non- appealable court order. (f) Amendments to Loan Documents. Subject to Section 5.02 (Advances – Covenants) Borrower shall execute and deliver to Lender, upon written request, an amendment to this Master Agreement, the Security Instrument, any other Loan Document deemed necessary or desirable to perfect Lender’s lien upon any portion of each Mortgaged Property for which Reserve/Escrow Account Funds were expended. Master Credit Facility Agreement Form 6001.MCFA Page 90 Article 13 06-19 © 2019 Fannie Mae STEADFAST (STAR) 2/PNC (2020 MCFA) 49046845-v11

(g) Administrative Fees and Expenses. Borrower shall pay to Lender: (1) by the date specified in the applicable invoice, the Repairs Escrow Account Administrative Fee, the Replacement Reserve Account Administration Fee, and the Restoration Reserve Account Administration Fee for Lender’s services in administering the Reserve/Escrow Accounts and investing the Reserve/Escrow Account Funds; (2) upon demand, a reasonable inspection fee, not exceeding the Maximum Inspection Fee, for each inspection of a Mortgaged Property by Lender in connection with a Repair, Replacement, or Restoration item, plus all other reasonable costs and out-of- pocket expenses relating to such inspections; and (3) upon demand, all reasonable fees charged by any engineer, architect, inspector or other person inspecting a Mortgaged Property on behalf of Lender for each inspection of such Mortgaged Property in connection with a Repair, Replacement, or Restoration item, plus all other reasonable costs and out-of-pocket expenses relating to such inspections. Section 13.02 Administration Matters Regarding Reserves. (a) Accounts, Deposits, and Disbursements. (1) Custodial Accounts. (A) The Replacement Reserve Account shall be an interest-bearing account that meets the standards for custodial accounts as required by Lender from time to time. Lender shall not be responsible for any losses resulting from the investment of the Replacement Reserve Deposits or for obtaining any specific level or percentage of earnings on such investment. All interest, if any, earned on the Replacement Reserve Deposits shall be added to and become part of the Replacement Reserve Account; provided, however, if Applicable Law requires, and so long as no Event of Default has occurred and is continuing under any of the Loan Documents, Lender shall pay to Borrower the interest earned on the Replacement Reserve Account not less frequently than the Replacement Reserve Account Interest Disbursement Frequency. (B) Lender shall not be obligated to deposit the Repairs Escrow Deposits or any funds held in the Restoration Reserve Account into an interest-bearing account. (C) In no event shall Lender be obligated to disburse funds from any Reserve/Escrow Account if an Event of Default has occurred and is continuing. Master Credit Facility Agreement Form 6001.MCFA Page 91 Article 13 06-19 © 2019 Fannie Mae STEADFAST (STAR) 2/PNC (2020 MCFA) 49046845-v11

(2) Disbursements by Lender Only. Only Lender or a designated representative of Lender may make disbursements from the Reserve/Escrow Accounts. Except as provided in Section 13.02(a)(7) (Conditions to Disbursement), disbursements shall only be made upon Borrower request and after satisfaction of all conditions for disbursement. (3) Adjustment to Deposits. (A) Mortgaged Properties in Collateral Pool over Ten (10) Years. If any Mortgaged Property is part of the Collateral Pool for ten (10) years or more, a property condition assessment shall be ordered by Lender for such Mortgaged Property at the expense of Borrower (which expense may be paid out of the Replacement Reserve Account if excess funds are available). The property condition assessment shall be performed no earlier than the sixth (6th) month and no later than the ninth (9th) month of the tenth (10th) year after such Mortgaged Property was added to the Collateral Pool (and of the twentieth (20th) year if applicable). After review of the property condition assessment, the amount of the Monthly Replacement Reserve Deposit may be adjusted by Lender for the remaining Facility Year by written notice to Borrower so that the Monthly Replacement Reserve Deposits are sufficient to fund the Replacements as and when required and/or the amount to be held in the Repairs Escrow Account may be adjusted by Lender so that the Repairs Escrow Deposit is sufficient to fund the Repairs as and when required. (B) Transfers. In connection with any Transfer of any Mortgaged Property in connection with an assumption, or any Transfer of Ownership Interest(s) in a Borrower Entity that requires Lender’s consent, Lender may review the amounts on deposit, if any, in the Reserve/Escrow Accounts, the amount of the Monthly Replacement Reserve Deposit for the applicable Mortgaged Property(ies) and the likely repairs and replacements required by such Mortgaged Property(ies), and the related contingencies which may arise during the remaining Term of this Master Agreement. Based upon that review, Lender may require an additional deposit to the Replacement Reserve Account, the Repairs Escrow Account, or the Restoration Reserve Account, or an increase in the amount of the Monthly Replacement Reserve Deposit as a condition to Lender’s consent to such Transfer. (4) Insufficient Funds. Lender may, upon thirty (30) days’ prior written notice to Borrower, require an additional deposit(s) to the Replacement Reserve Account, the Repairs Escrow Account, or the Restoration Reserve Account, or an increase in the amount of the Monthly Master Credit Facility Agreement Form 6001.MCFA Page 92 Article 13 06-19 © 2019 Fannie Mae STEADFAST (STAR) 2/PNC (2020 MCFA) 49046845-v11

Replacement Reserve Deposit, if Lender determines that the amounts on deposit in any of the Reserve/Escrow Accounts are not sufficient to cover the costs for Required Repairs, Required Replacements, or the Restoration or, pursuant to the terms of Section 13.02(a)(9) (Replacements and Repairs Other than Required Replacements or Required Repairs), not sufficient to cover the costs for Borrower Requested Repairs, Additional Lender Repairs, Borrower Requested Replacements, or Additional Lender Replacements. Borrower’s agreement to complete the Replacements, the Repairs, or the Restoration as required by this Master Agreement shall not be affected by the insufficiency of any balance in the Reserve/Escrow Accounts. (5) Disbursements for Replacements, Repairs, and Restoration. (A) With respect to Replacements, disbursement requests may only be made after completion of the applicable Replacements and only to reimburse the applicable Borrower for the actual approved costs of the Replacements (unless Lender has agreed to issue joint checks in connection with a particular Replacement). Lender shall not disburse from the Replacement Reserve Account the costs of routine maintenance to any Mortgaged Property or for costs which are to be reimbursed from any other Reserve/Escrow Account. Disbursement from the Replacement Reserve Account shall not be made more frequently than the Maximum Replacement Reserve Disbursement Interval for such Mortgaged Property. Other than in connection with a final request for disbursement, disbursements from the Replacement Reserve Account shall not be less than the Minimum Replacement Reserve Disbursement Amount for such Mortgaged Property. (B) With respect to Repairs, disbursement requests may only be made after completion of the applicable Repairs and only to reimburse the applicable Borrower for the actual cost of the Repairs (unless Lender has agreed to issue joint checks in connection with a particular Replacement), up to the Maximum Repair Cost for such Mortgaged Property. Lender shall not disburse any amounts which would cause the funds remaining in the Repairs Escrow Account after any disbursement (other than with respect to the final disbursement) to be less than the Maximum Repair Cost of the then-current estimated cost of completing all remaining Repairs. Lender shall not disburse from the Repairs Escrow Account the costs of routine maintenance to any Mortgaged Property or for costs which are to be reimbursed from any other Reserve/Escrow Account or any similar account. Disbursement from the Repairs Escrow Account shall not be made more frequently than the Maximum Repair Disbursement Interval. Other than in connection with a final request for disbursement, disbursements from the Repairs Escrow Account shall not be less than the Minimum Repairs Disbursement Amount for such Mortgaged Property. Master Credit Facility Agreement Form 6001.MCFA Page 93 Article 13 06-19 © 2019 Fannie Mae STEADFAST (STAR) 2/PNC (2020 MCFA) 49046845-v11

(C) With respect to Restoration, disbursement requests may only be made after completion of the applicable Restoration and only to reimburse Borrower for the actual approved costs of the Restoration. Each disbursement shall be equal to the amount of the actual approved costs of the Restoration items covered by the disbursement request. In addition, Lender shall not disburse any amounts which would cause the funds remaining in the Restoration Reserve Account after any disbursement (other than with respect to the final disbursement) to be less than the then-current estimated cost of completing all remaining Restoration. Lender shall not disburse from the Restoration Reserve Account the costs of routine maintenance to the Mortgaged Property or for costs which are to be reimbursed from any other Reserve/Escrow Account. Disbursement from the Restoration Reserve Account shall not be made more frequently than the Maximum Restoration Reserve Disbursement Interval. Other than in connection with a final request for disbursement, disbursements from the Restoration Reserve Account shall not be less than the Minimum Restoration Reserve Disbursement Amount. (6) Disbursement Requests. Borrower must submit a disbursement request in writing for each disbursement from a Reserve/Escrow Account, which disbursement request must specify the items of Replacement, Repairs, or Restoration for which reimbursement is requested (provided that for any Borrower Requested Replacements, Borrower Requested Repairs, Additional Lender Replacements and Additional Lender Repairs, Lender shall have approved the use of the Reserve/Escrow Account Funds for such replacements or repairs pursuant to the terms of Section 13.02(a)(9) (Replacements and Repairs Other than Required Replacements or Required Repairs)), and must: (A) if applicable, specify the quantity and price of the items or materials purchased, grouped by type or category; (B) if applicable, specify the cost of all contracted labor or other services, including architectural services, involved in the Replacement, Repair, or Restoration for which such request for disbursement is made; (C) if applicable, include copies of invoices for all items or materials purchased and all contracted labor or services provided; (D) include evidence of payment of such Replacement, Repair, or Restoration satisfactory to Lender (unless Lender has agreed to issue joint checks in connection with a particular Repair, Replacement, or Restoration item as provided in this Master Agreement); (E) if applicable, contain a certification by Borrower that the Repair, Replacement, or Restoration has been completed lien free and in a good and workmanlike manner, in accordance with any plans and specifications previously Master Credit Facility Agreement Form 6001.MCFA Page 94 Article 13 06-19 © 2019 Fannie Mae STEADFAST (STAR) 2/PNC (2020 MCFA) 49046845-v11

approved by Lender (if applicable) and in compliance with all Applicable Law, and otherwise in accordance with the provisions of this Master Agreement; and (F) if applicable, include evidence that any certificates of occupancy required by Applicable Law or any Governmental Authority have been issued. (7) Conditions to Disbursement. In addition to each disbursement request and information required in connection with such disbursement request, Lender may require any or all of the following at the expense of Borrower as a condition to disbursement of Reserve/Escrow Account Funds (provided that for any Borrower Requested Replacements, Borrower Requested Repairs, Additional Lender Replacements, and Additional Lender Repairs, Lender shall have approved the use of the Reserve/Escrow Account Funds for such replacements or repairs pursuant to the terms of Section 13.02(a)(9) (Replacements and Repairs Other than Required Replacements or Required Repairs)): (A) an inspection by Lender of the applicable Mortgaged Property and the applicable Replacement, Repair, or Restoration item; (B) an inspection or certificate of completion by an appropriate independent qualified professional (such as an architect, engineer or property inspector, depending on the nature of the Repair, Replacement, or Restoration) selected by Lender; (C) either: (i) a search of title to the applicable Mortgaged Property effective to the date of disbursement; or (ii) a “date-down” endorsement to Lender’s Title Policy (or a new Lender’s Title Policy if a “date-down” is not available) extending the effective date of such policy to the date of disbursement, and showing no Liens other than (1) Permitted Encumbrances, (2) liens which Borrower is diligently contesting in good faith that have been bonded off to the satisfaction of Lender, or (3) mechanics’ or materialmen’s liens which attach automatically under the laws of any Governmental Authority upon the commencement of any work upon, or delivery of any materials to, the Mortgaged Property and for which Borrower is not delinquent in the payment for any such work or materials; and (D) an acknowledgement of payment, waiver of claims, and release of lien for work performed and materials supplied from each contractor, subcontractor or materialman in accordance with the requirements of Applicable Law and covering all work performed and materials supplied (including equipment and Master Credit Facility Agreement Form 6001.MCFA Page 95 Article 13 06-19 © 2019 Fannie Mae STEADFAST (STAR) 2/PNC (2020 MCFA) 49046845-v11

fixtures) for the applicable Mortgaged Property by that contractor, subcontractor, or materialman through the date covered by the disbursement request (or, in the event that payment to such contractor, subcontractor, or materialman is to be made by a joint check, the release of lien shall be effective through the date covered by the previous disbursement). (8) Joint Checks for Periodic Disbursements. Lender may, upon Borrower’s written request, issue joint checks, payable to Borrower and the applicable supplier, materialman, mechanic, contractor, subcontractor or other similar party, if: (A) the cost of the Replacement, Repair, or Restoration item exceeds the Replacement Threshold, the Repair Threshold, or the Restoration Threshold, as applicable, for such Mortgaged Property and the contractor performing such Replacement, Repair, or Restoration requires periodic payments pursuant to the terms of the applicable written contract; (B) the contract for such Replacement, Repair, or Restoration requires payment upon completion of the applicable portion of the work; (C) Borrower makes the disbursement request after completion of the applicable portion of the work required to be completed under such contract; (D) the materials for which the request for disbursement has been made are on site at the applicable Mortgaged Property and are properly secured or installed; (E) Lender determines that the remaining funds in the Reserve/Escrow Account are sufficient to pay the cost of the Replacement, Repair, or Restoration item, as applicable, and the then-current estimated cost of completing all remaining Required Replacements, Restoration, or Required Repairs (at the Maximum Repair Cost), as applicable, and any other Borrower Requested Replacements, Borrower Requested Repairs, Additional Lender Replacements, or Additional Lender Repairs that have been previously approved by Lender; (F) each supplier, materialman, mechanic, contractor, subcontractor, or other similar party receiving payments shall have provided, if requested in writing by Lender, a waiver of liens with respect to amounts which have been previously paid to them; and (G) all other conditions for disbursement have been satisfied. Master Credit Facility Agreement Form 6001.MCFA Page 96 Article 13 06-19 © 2019 Fannie Mae STEADFAST (STAR) 2/PNC (2020 MCFA) 49046845-v11

(9) Replacements and Repairs Other than Required Replacements or Required Repairs. (A) Borrower Requested Replacements and Borrower Requested Repairs. Borrower may submit a disbursement request from the Replacement Reserve Account or the Repairs Escrow Account to reimburse Borrower for any Borrower Requested Replacement or Borrower Requested Repair. The disbursement request must be in writing and include an explanation for such request. Lender shall make disbursements for Borrower Requested Replacements or Borrower Requested Repairs if: (i) they are of the type intended to be covered by the Replacement Reserve Account or the Repairs Escrow Account, as applicable; (ii) the costs are commercially reasonable; (iii) the amount of funds in the Replacement Reserve Account or Repairs Escrow Account, as applicable, is sufficient to pay such costs and the then-current estimated cost of completing all remaining Required Replacements or Required Repairs (at the Maximum Repair Cost), as applicable, and any other Borrower Requested Replacements, Borrower Requested Repairs, Additional Lender Replacements, or Additional Lender Repairs that have been previously approved by Lender; and (iv) all conditions for disbursement from the Replacement Reserve Account or Repairs Escrow Account, as applicable, have been satisfied. Nothing in this Master Agreement shall limit Lender’s right to require an additional deposit to the Replacement Reserve Account or an increase to the Monthly Replacement Reserve Deposit in connection with any such Borrower Requested Replacements, or an additional deposit to the Repairs Escrow Account for any such Borrower Requested Repairs. (B) Additional Lender Replacements and Additional Lender Repairs. Lender may require, as set forth in Section 6.02(b) (Property Maintenance), Section 6.03(c) (Property Condition Assessment), or otherwise from time to time, upon written notice to Borrower, that Borrower make Additional Lender Replacements or Additional Lender Repairs. Lender shall make disbursements from the Replacement Reserve Account for Additional Lender Replacements or from the Repairs Escrow Account for Additional Lender Repairs, as applicable, if: Master Credit Facility Agreement Form 6001.MCFA Page 97 Article 13 06-19 © 2019 Fannie Mae STEADFAST (STAR) 2/PNC (2020 MCFA) 49046845-v11

(i) the costs are commercially reasonable; (ii) the amount of funds in the Replacement Reserve Account or the Repairs Escrow Account, as applicable, is sufficient to pay such costs and the then-current estimated cost of completing all remaining Required Replacements or Required Repairs (at the Maximum Repair Cost), as applicable, and any other Borrower Requested Replacements, Borrower Requested Repairs, Additional Lender Replacements, or Additional Lender Repairs that have been previously approved by Lender; and (iii) all conditions for disbursement from the Replacement Reserve Account or Repairs Escrow Account, as applicable, have been satisfied. Nothing in this Master Agreement shall limit Lender’s right to require an additional deposit to the Replacement Reserve Account or an increase to the Monthly Replacement Reserve Deposit for any such Additional Lender Replacements or an additional deposit to the Repairs Escrow Account for any such Additional Lender Repair. (10) Excess Costs. In the event any Replacement, Repair, or Restoration item exceeds the approved cost set forth on the Required Replacement Schedule for Replacements, the Maximum Repair Cost for Repairs, or the initial cost approved by Lender for Restoration, as applicable, Borrower may submit a disbursement request to reimburse Borrower for such excess cost. The disbursement request must be in writing and include an explanation for such request. Lender shall make disbursements from the applicable Reserve/Escrow Account, if: (A) the excess cost is commercially reasonable; (B) the amount of funds in the applicable Reserve/Escrow Account is sufficient to pay such excess costs and the then-current estimated cost of completing all remaining Required Replacements, Restoration, or Required Repairs (at the Maximum Repair Cost), as applicable, and any other Borrower Requested Replacements, Borrower Requested Repairs, Additional Lender Replacements, or Additional Lender Repairs that have been previously approved by Lender; and (C) all conditions for disbursement from the applicable Reserve/Escrow Account have been satisfied. (11) Final Disbursements. Upon completion and satisfaction of all conditions for disbursements for any Repairs and Restoration, and further provided no Event of Default has occurred and is Master Credit Facility Agreement Form 6001.MCFA Page 98 Article 13 06-19 © 2019 Fannie Mae STEADFAST (STAR) 2/PNC (2020 MCFA) 49046845-v11

continuing, Lender shall disburse to Borrower any amounts then remaining in the Repairs Escrow Account or the Restoration Reserve Account, as applicable. Upon payment in full of the Indebtedness and release by Lender of the lien of the Security Instrument, Lender shall disburse to Borrower any and all amounts then remaining in the Reserve/Escrow Accounts (if not previously released). (b) Approvals of Contracts; Assignment of Claims. Lender retains the right to approve all contracts or work orders with materialmen, mechanics, suppliers, subcontractors, contractors, or other parties providing labor or materials in connection with the Replacements, Repairs, or Restoration. Notwithstanding Borrower’s assignment (in the Security Instrument) of its rights and claims against all Persons supplying labor or materials in connection with the Replacements, Repairs, or Restoration, Lender will not pursue any such right or claim unless an Event of Default has occurred and is continuing or as otherwise provided in Section 14.03(c) (Appointment of Lender as Attorney-In-Fact). (c) Delays and Workmanship. If any work for any Replacement, Repair, or Restoration item has not timely commenced, has not been timely performed in a workmanlike manner, or has not been timely completed in a workmanlike manner, Lender may, without notice to Borrower: (1) withhold disbursements from the applicable Reserve/Escrow Account; (2) proceed under existing contracts or contract with third parties to make or complete such Replacements, Repairs, or Restoration items; (3) apply the funds in the applicable Reserve/Escrow Account toward the labor and materials necessary to make or complete such Replacements, Repairs, or Restoration items, as applicable; or (4) exercise any and all other remedies available to Lender under this Master Agreement or any other Loan Document, including any remedies otherwise available upon an Event of Default pursuant to the terms of Section 14.02 (Remedies). To facilitate Lender’s completion and performance of such Replacements, Repairs, or Restoration items, Lender shall have the right to enter onto each Mortgaged Property and perform any and all work and labor necessary to make or complete the Replacements, Repairs, or Restoration and employ watchmen to protect such Mortgaged Property from damage. All funds so expended by Lender shall be deemed to have been advanced to Borrower, and included as part of the Indebtedness and secured by the Security Instrument and this Master Agreement. Master Credit Facility Agreement Form 6001.MCFA Page 99 Article 13 06-19 © 2019 Fannie Mae STEADFAST (STAR) 2/PNC (2020 MCFA) 49046845-v11

(d) Appointment of Lender as Attorney-In-Fact. Borrower hereby authorizes and appoints Lender as attorney-in-fact pursuant to Section 14.03(c) (Appointment of Lender as Attorney-In-Fact). (e) No Lender Obligation. Nothing in this Master Agreement shall: (1) make Lender responsible for making or completing the Replacements, Repairs, or Restoration; (2) require Lender to expend funds, whether from any Reserve/Escrow Account, or otherwise, to make or complete any Replacement, Repair, or Restoration item; (3) obligate Lender to proceed with the Replacements, Repairs, or Restoration; or (4) obligate Lender to demand from Borrower additional sums to make or complete any Replacement, Repair, or Restoration item. (f) No Lender Warranty. Lender’s approval of any plans for any Replacement, Repair or Restoration, release of funds from any Reserve/Escrow Account, inspection of any Mortgaged Property by Lender or its agents, representatives, or designees, or other acknowledgment of completion of any Replacement, Repair, or Restoration in a manner satisfactory to Lender shall not be deemed an acknowledgment or warranty to any Person that the Replacement, Repair, or Restoration has been completed in accordance with applicable building, zoning or other codes, ordinances, statutes, laws, regulations or requirements of any Governmental Authority, such responsibility being at all times exclusively that of Borrower. Article 14 DEFAULTS/REMEDIES Section 14.01 Events of Default. The occurrence of any one or more of the following in this Section 14.01 (Events of Default) shall constitute an Event of Default under this Master Agreement. (a) Automatic Events of Default. Any of the following shall constitute an automatic Event of Default: (1) any failure by Borrower to pay or deposit when due any amount required by the Note, this Master Agreement or any other Loan Document; Master Credit Facility Agreement Form 6001.MCFA Page 100 Article 13 06-19 © 2019 Fannie Mae STEADFAST (STAR) 2/PNC (2020 MCFA) 49046845-v11

(2) any failure by Borrower to maintain the insurance coverage required by any Loan Document; (3) any failure by Borrower to comply with the provisions of Section 4.02(d) (Borrower Status – Covenants – Single Purpose Status) relating to its single asset status; (4) if any warranty, representation, certification, or statement of Borrower or Guarantor in this Master Agreement or any of the other Loan Documents is false, inaccurate, or misleading in any material respect when made; (5) fraud, gross negligence, willful misconduct or material misrepresentation or material omission by or on behalf of Borrower, Guarantor or Key Principal or any of their officers, directors, trustees, partners, members, or managers in connection with: (A) the application for, or creation of, the Indebtedness; (B) any financial statement, rent roll, or other report or information provided to Lender during the Term of this Master Agreement; or (C) any request for Lender’s consent to any proposed action, including a request for disbursement of Reserve/Escrow Account Funds or Collateral Account Funds; (6) the occurrence of any Transfer not permitted by the Loan Documents; (7) the occurrence of a Bankruptcy Event of Borrower, Borrower’s general partner, sole member, or managing member, SPE Owner or Guarantor; (8) the commencement of a forfeiture action or other similar proceeding, whether civil or criminal, which, in Lender’s reasonable judgment, could result in a forfeiture of any Mortgaged Property or otherwise materially impair the lien created by this Master Agreement or the Security Instrument or Lender’s interest in any Mortgaged Property; (9) if Borrower, Guarantor or Key Principal is a trust (other than a REIT), or if a Transfer of the Restricted Ownership Interest or a Change of Control occurs due to the termination or revocation of a trust, the termination or revocation of such trust, except as set forth in Section 11.03(d) (Termination or Revocation of Trust); (10) any failure by Borrower to complete any Repair related to fire, life, or safety issues in accordance with the terms of this Master Agreement within the Completion Period (or such other date set forth on the Required Repair Schedule or otherwise required by Lender in writing for such Repair); Master Credit Facility Agreement Form 6001.MCFA Page 101 Article 14 06-19 © 2019 Fannie Mae STEADFAST (STAR) 2/PNC (2020 MCFA) 49046845-v11

(11) any exercise by the holder of any other debt instrument secured by a mortgage, deed of trust, or deed to secure debt on any Mortgaged Property of a right to declare all amounts due under that debt instrument immediately due and payable; or (12) a dissolution or liquidation for any reason (whether voluntary or involuntary) of Borrower Entity or any general partner, managing member, or sole member of any Borrower Entity. (b) Events of Default Subject to a Specified Cure Period. Any of the following shall constitute an Event of Default subject to the cure period set forth in the Loan Documents: (1) if Key Principal or Guarantor is a natural Person, the death of such individual, unless all requirements of Section 11.03(e) (Death of Key Principal or Guarantor; Restricted Ownership Interest/Controlling Interest Transfer Due to Death) are met; (2) [intentionally deleted;] (3) any failure by Borrower, Key Principal, or Guarantor to comply with the provisions of Section 5.02(b) (Further Assurances) and Section 5.02(c) (Sale of Advances); and (4) any failure by Borrower to perform any obligation under this Master Agreement or any Loan Document that is subject to a specified written notice and cure period, which failure continues beyond such specified written notice and cure period as set forth herein or in the applicable Loan Document. (c) Events of Default Subject to Extended Cure Period or Release. The following shall constitute an Event of Default if the existence of such condition or event, or such failure to perform or default in performance continues for a period of thirty (30) days after written notice by Lender to Borrower of the existence of such condition or event, or of such failure to perform or default in performance; provided, however, such period may be extended for up to an additional sixty (60) days if Borrower, in the discretion of Lender, is diligently pursuing a cure of such; provided further, however, no such written notice, grace period or extension shall apply if, in Lender’s discretion, immediate exercise by Lender of a right or remedy under this Master Agreement or any Loan Document is required to avoid harm to Lender or impairment of the Indebtedness, the Mortgaged Property or any other security given to secure the Indebtedness: (1) any failure by Borrower to perform any of its obligations under this Master Agreement or any Loan Document (other than those specified in Section 14.01(a) Master Credit Facility Agreement Form 6001.MCFA Page 102 Article 14 06-19 © 2019 Fannie Mae STEADFAST (STAR) 2/PNC (2020 MCFA) 49046845-v11

(Automatic Events of Default) or Section 14.01(b) (Events of Default Subject to a Specified Cure Period)) as and when required. Notwithstanding anything to the contrary herein or in any other Loan Document, if an Event of Default shall occur hereunder or under any other Loan Document because a representation, warranty, affirmative covenant, negative covenant, or other provision hereunder or thereunder shall be breached or violated that in Lender’s sole and exclusive judgment is with respect to a particular Mortgaged Property (other than any misappropriation of funds collected in respect thereof) (each, a “Property-Specific Event of Default”), such Event of Default shall be deemed cured if Borrower shall satisfy all of the conditions set forth in Section 2.10(b) (Right to Obtain Releases of Mortgaged Property) of this Master Agreement relating to the Release of such Mortgaged Property from the Collateral Pool within thirty (30) days of Borrower acquiring knowledge of such Event of Default (the “Release Cure Period”). During the Release Cure Period, Lender agrees that it shall not have the right to exercise the remedy set forth in Section 14.02 (Remedies) of this Master Agreement; provided, however, that the foregoing shall not impair Lender’s right to exercise the remedies available to Lender under any of the other Loan Documents or at law or in equity or under Section 14.03(b) (No Waiver of Rights or Remedies) during such Release Cure Period. If Lender shall elect to exercise any such remedies during such period, and if Borrower releases such Mortgaged Property pursuant to the provisions of the Mortgaged Property Release Schedule as described in the preceding sentence and at the time of such release no other Event of Default has occurred and is continuing, Lender shall cease exercising such remedies with respect to the applicable Property-Specific Event of Default and discontinue any proceedings it may have initiated in connection therewith, and the parties shall be restored to their former positions and rights hereunder; provided, however, that if Borrower shall fail to satisfy all of the conditions set forth in the Mortgaged Property Release Schedule relating to the release of such Mortgaged Property from the Collateral Pool during the Release Cure Period, Lender may thereafter exercise any and all remedies available to Lender under Article 14 (Defaults/Remedies) of this Master Agreement, including, without limitation, the remedies set forth in Section 14.02 (Remedies). Section 14.02 Remedies. (a) Acceleration; Foreclosure. (1) If an Event of Default has occurred and is continuing, the entire unpaid principal balance of the Advances Outstanding, any Accrued Interest, interest accruing at the Default Rate, the Prepayment Premium (if applicable), and all other Indebtedness, at the option of Lender, shall immediately become due and payable, without any prior written notice to Borrower, unless Applicable Law requires otherwise (and in such case, after any required written notice has been given). Lender may exercise this option to accelerate regardless of any prior forbearance. In addition, Lender shall have all rights and remedies afforded to Lender hereunder and under the other Loan Documents, including, foreclosure on and/or the power of sale of any or all of the Mortgaged Properties, as provided in the Security Instrument, and any rights and remedies available to Lender at law or in equity Master Credit Facility Agreement Form 6001.MCFA Page 103 Article 14 06-19 © 2019 Fannie Mae STEADFAST (STAR) 2/PNC (2020 MCFA) 49046845-v11

(subject to Borrower’s statutory rights of reinstatement, if any). Any proceeds of a Foreclosure Event may be held and applied by Lender as additional collateral for the Indebtedness pursuant to this Master Agreement. Notwithstanding the foregoing, the occurrence of any Bankruptcy Event of Borrower shall automatically accelerate the Indebtedness, which Indebtedness shall be immediately due and payable without written notice or further action by Lender. (2) Lender may Accelerate any Note without the obligation, but the right to accelerate any other Note (if more than one). In the exercise of its rights and remedies under the Loan Documents, Lender may, except as provided in this Master Agreement, exercise and perfect any and all of its rights in and under the Loan Documents with regard to any Mortgaged Property without the obligation (but with the right) to exercise and perfect its rights and remedies with respect to any other Mortgaged Property. Any such exercise shall be without regard to the Allocable Facility Amount assigned to such Mortgaged Property. Lender may recover an amount equal to the full amount Outstanding in respect of any of the Notes in connection with such exercise. Any such amount shall be applied to the Obligations as determined by Lender. (b) Loss of Right to Disbursements from Collateral Accounts. If an Event of Default has occurred and is continuing, Borrower shall immediately lose all of its rights to receive disbursements from the Reserve/Escrow Accounts and any Collateral Accounts. During the continuance of any such Event of Default, Lender may use the Reserve/Escrow Account Funds and any Collateral Account Funds (or any portion thereof) for any purpose, including: (1) repayment of the Indebtedness, including principal prepayments and the Prepayment Premium applicable to such full or partial prepayment, as applicable (however, such application of funds shall not cure or be deemed to cure any Event of Default); (2) reimbursement of Lender for all losses and expenses (including reasonable legal fees) suffered or incurred by Lender as a result of such Event of Default; (3) completion of the Replacement, Repair, or Restoration or for any other replacement or repair to a Mortgaged Property; and (4) payment of any amount expended in exercising (and the exercise of) all rights and remedies available to Lender at law or in equity or under this Master Agreement or under any of the other Loan Documents. Nothing in this Master Agreement shall obligate Lender to apply all or any portion of the Reserve/Escrow Account Funds or Collateral Account Funds on account of any Event of Default by Borrower or to repayment of the Indebtedness or in any specific order of priority. Master Credit Facility Agreement Form 6001.MCFA Page 104 Article 14 06-19 © 2019 Fannie Mae STEADFAST (STAR) 2/PNC (2020 MCFA) 49046845-v11

(c) Remedies Cumulative. Each right and remedy provided in this Master Agreement is distinct from all other rights or remedies under this Master Agreement or any other Loan Document or afforded by Applicable Law, and each shall be cumulative and may be exercised concurrently, independently or successively, in any order. Lender shall not be required to demonstrate any actual impairment of its security or any increased risk of additional default by Borrower in order to exercise any of its remedies with respect to an Event of Default. Section 14.03 Additional Lender Rights; Forbearance. (a) No Effect Upon Obligations. Lender may, but shall not be obligated to, agree with Borrower, from time to time, and without giving notice to, or obtaining the consent of, or having any effect upon the obligations of, Guarantor, Key Principal, or other third party obligor, to take any of the following actions: (1) the time for payment of the principal of or interest on the Indebtedness may be extended, or the Indebtedness may be renewed in whole or in part; (2) the rate of interest on or period of amortization of the Advances or the amount of the Monthly Debt Service Payments payable under the Loan Documents may be modified; (3) the time for Borrower’s performance of or compliance with any covenant or agreement contained in any Loan Document, whether presently existing or hereinafter entered into, may be extended or such performance or compliance may be waived; (4) any or all payments due under this Master Agreement or any other Loan Document may be reduced; (5) any Loan Document may be modified or amended by Lender and Borrower in any respect, including an increase in the principal amount of the Advances; (6) any amounts under this Master Agreement or any other Loan Document may be released; (7) any security for the Indebtedness may be modified, exchanged, released, surrendered, or otherwise dealt with, or additional security may be pledged or mortgaged for the Indebtedness; (8) the payment of the Indebtedness or any security for the Indebtedness, or both, may be subordinated to the right to payment or the security, or both, of any other present or future creditor of Borrower; or (9) any other terms of the Loan Documents may be modified. Master Credit Facility Agreement Form 6001.MCFA Page 105 Article 14 06-19 © 2019 Fannie Mae STEADFAST (STAR) 2/PNC (2020 MCFA) 49046845-v11

(b) No Waiver of Rights or Remedies. Any waiver of an Event of Default or forbearance by Lender in exercising any right or remedy under this Master Agreement or any other Loan Document or otherwise afforded by Applicable Law, shall not be a waiver of any other Event of Default or preclude the exercise or failure to exercise of any other right or remedy. The acceptance by Lender of payment of all or any part of the Indebtedness after the due date of such payment, or in an amount which is less than the required payment, shall not be a waiver of Lender’s right to require prompt payment when due of all other payments on account of the Indebtedness or to exercise any remedies for any failure to make prompt payment. Enforcement by Lender of any security for the Indebtedness shall not constitute an election by Lender of remedies so as to preclude the exercise or failure to exercise of any other right available to Lender. Lender’s receipt of any insurance proceeds or amounts in connection with a Condemnation Action shall not operate to cure or waive any Event of Default. (c) Appointment of Lender as Attorney-In-Fact. Borrower hereby irrevocably makes, constitutes, and appoints Lender (and any officer of Lender or any Person designated by Lender for that purpose) as Borrower’s true and lawful proxy and attorney-in-fact (and agent-in-fact) in Borrower’s name, place, and stead, with full power of substitution, to: (1) use any Reserve/Escrow Account Funds for the purpose of making or completing the Replacements, Repairs, or Restoration; (2) make such additions, changes, and corrections to the Replacements, Repairs, or Restoration as shall be necessary or desirable to complete the Replacements, Repairs, or Restoration; (3) employ such contractors, subcontractors, agents, architects, and inspectors as shall be required for such purposes; (4) pay, settle, or compromise all bills and claims for materials and work performed in connection with the Replacements, Repairs, or Restoration, or as may be necessary or desirable for the completion of the Replacements, Repairs, or Restoration, or for clearance of title; (5) adjust and compromise any claims under any and all policies of insurance required pursuant to this Master Agreement and any other Loan Document, subject only to Borrower’s rights under this Master Agreement; (6) appear in and prosecute any action arising from any insurance policies; (7) collect and receive the proceeds of insurance, and to deduct from such proceeds Lender’s expenses incurred in the collection of such proceeds; Master Credit Facility Agreement Form 6001.MCFA Page 106 Article 14 06-19 © 2019 Fannie Mae STEADFAST (STAR) 2/PNC (2020 MCFA) 49046845-v11

(8) commence, appear in, and prosecute, in Lender’s or Borrower’s name, any Condemnation Action; (9) settle or compromise any claim in connection with any Condemnation Action; (10) execute all applications and certificates in the name of Borrower which may be required by any of the contract documents; (11) prosecute and defend all actions or proceedings in connection with any Mortgaged Property or the rehabilitation and repair of any Mortgaged Property; (12) take such actions as are permitted in this Master Agreement and any other Loan Documents; (13) execute such financing statements and other documents and to do such other acts as Lender may require to perfect and preserve Lender’s security interest in, and to enforce such interests in, the collateral; and (14) carry out any remedy provided for in this Master Agreement and any other Loan Documents, including endorsing Borrower’s name to checks, drafts, instruments, and other items of payment and proceeds of the collateral, executing change of address forms with the postmaster of the United States Post Office serving the address of Borrower, changing the address of Borrower to that of Lender, opening all envelopes addressed to Borrower, and applying any payments contained therein to the Indebtedness. Borrower hereby acknowledges that the constitution and appointment of such proxy and attorney-in-fact are coupled with an interest and are irrevocable and shall not be affected by the disability or incompetence of Borrower. Borrower specifically acknowledges and agrees that this power of attorney granted to Lender may be assigned by Lender to Lender’s successors or assigns as holder of the Note (and the other Loan Documents). The foregoing powers conferred on Lender under this Section 14.03(c) (Appointment of Lender as Attorney-In-Fact) shall not impose any duty upon Lender to exercise any such powers and shall not require Lender to incur any expense or take any action. Borrower hereby ratifies and confirms all that such attorney-in-fact may do or cause to be done by virtue of any provision of this Master Agreement and any other Loan Documents. Notwithstanding the foregoing provisions, Lender shall not exercise its rights as set forth in this Section 14.03(c) (Appointment of Lender as Attorney-In-Fact) unless: (A) an Event of Default has occurred and is continuing or (B) Lender determines, in its discretion, that exigent circumstances exist or that such exercise is necessary or prudent in order to protect and preserve the Mortgaged Property, or Lender’s lien priority and security interest in the Mortgaged Property. Master Credit Facility Agreement Form 6001.MCFA Page 107 Article 14 06-19 © 2019 Fannie Mae STEADFAST (STAR) 2/PNC (2020 MCFA) 49046845-v11

(d) Borrower Waivers. If more than one Person signs this Master Agreement as Borrower, each Borrower, with respect to any other Borrower, hereby agrees that Lender, in its discretion, may: (1) bring suit against Borrower, or any one or more of Borrower, jointly and severally, or against any one or more of them; (2) compromise or settle with any one or more of the persons constituting Borrower, for such consideration as Lender may deem proper; (3) release one or more of the persons constituting Borrower, from liability; or (4) otherwise deal with Borrower, or any one or more of them, in any manner, and no such action shall impair the rights of Lender to collect from any Borrower the full amount of the Indebtedness. Section 14.04 Waiver of Marshaling. Notwithstanding the existence of any other security interests in the Mortgaged Properties held by Lender or by any other party, Lender shall have the right to determine the order in which any or all of the Mortgaged Properties (or any part thereof) shall be subjected to the remedies provided in this Master Agreement, any other Loan Document or Applicable Law. Lender shall have the right to determine the order in which all or any part of the Indebtedness is satisfied from the proceeds realized upon the exercise of such remedies. Borrower and any party who now or in the future acquires a security interest in any Mortgaged Property and who has actual or constructive notice of this Master Agreement waives any and all right to require the marshaling of assets or to require that any of the Mortgaged Properties be sold in the inverse order of alienation or that any of the Mortgaged Properties be sold in parcels or as an entirety in connection with the exercise of any of the remedies permitted by Applicable Law or provided in this Master Agreement or any other Loan Documents. Lender shall account for any moneys received by Lender in respect of any foreclosure on or disposition of collateral hereunder and under the other Loan Documents provided that Lender shall not have any duty as to any collateral, and Lender shall be accountable only for amounts that it actually receives as a result of the exercise of such powers. NONE OF LENDER OR ITS AFFILIATES, OFFICERS, DIRECTORS, EMPLOYEES, AGENTS, OR REPRESENTATIVES SHALL BE RESPONSIBLE TO BORROWER (a) FOR ANY ACT OR FAILURE TO ACT UNDER ANY POWER OF ATTORNEY OR OTHERWISE, EXCEPT IN RESPECT OF DAMAGES ATTRIBUTABLE SOLELY TO THEIR OWN GROSS NEGLIGENCE OR WILLFUL MISCONDUCT AS FINALLY DETERMINED PURSUANT TO A FINAL, NON- APPEALABLE COURT ORDER BY A COURT OF COMPETENT JURISDICTION, OR (b) FOR ANY PUNITIVE, EXEMPLARY, INDIRECT OR CONSEQUENTIAL DAMAGES. Master Credit Facility Agreement Form 6001.MCFA Page 108 Article 14 06-19 © 2019 Fannie Mae STEADFAST (STAR) 2/PNC (2020 MCFA) 49046845-v11

Section 14.05 Severed Loan Documents. Lender shall have the right from time to time to sever the Note and the other Loan Documents into one or more separate notes, mortgages, and other security documents (the “Severed Loan Documents”) in such denominations as Lender shall determine in its discretion for purposes of evidencing and enforcing its rights and remedies provided hereunder, provided that: (a) the amount of Advances Outstanding immediately after the effective date of such modification equals the amount of Advances Outstanding immediately prior to such modification; (b) the weighted average of the interest rates for Advances Outstanding immediately after the effective date of such modification equals the weighted average of the interest rates for Advances Outstanding immediately prior to such modification; (c) each future principal payment shall be ratably allocated to each Advance based on the Outstanding principal balance of such Advance at the time of such modification and each future amortization payment shall be ratably paid in accordance with such allocation at all times; (d) there shall be no other change to the economic and/or other material terms, rights and obligations of Borrower under the Loan Documents; and (e) the Collateral and the revenue therefrom shall continue to secure, and be available to be applied against, the total Advances Outstanding. Borrower shall execute and deliver to Lender from time to time, promptly after the request of Lender, a severance agreement and such other documents as Lender shall request in order to effect the severance described above, all in form and substance reasonably satisfactory to Lender. Borrower hereby absolutely and irrevocably appoints Lender as its true and lawful attorney, coupled with an interest, in its name and stead to make and execute all documents necessary or desirable to effect the aforesaid severance, Borrower ratifying all that its said attorney shall do by virtue thereof; provided, however, Lender shall not make or execute any such documents under such power until three (3) days after notice has been given to Borrower by Lender of Lender’s intent to exercise its rights under such power. Borrower shall be obligated to pay any costs or expenses incurred in connection with the preparation, execution, recording, or filing of the Severed Loan Documents, and the Severed Loan Documents shall not contain any representations, warranties, or covenants not contained in the Loan Documents and any such representations and warranties contained in the Severed Loan Documents will be given by Borrower only as of the date last given. Master Credit Facility Agreement Form 6001.MCFA Page 109 Article 14 06-19 © 2019 Fannie Mae STEADFAST (STAR) 2/PNC (2020 MCFA) 49046845-v11

Article 15 MISCELLANEOUS Section 15.01 Choice of Law; Consent to Jurisdiction. Notwithstanding anything in the Notes, the Security Documents, or any of the other Loan Documents to the contrary, each of the terms and provisions, and rights and obligations of Borrower under this Master Agreement and the Notes and the other Loan Documents, shall be governed by, interpreted, construed, and enforced pursuant to and in accordance with the laws of the District of Columbia (excluding the law applicable to conflicts or choice of law) except to the extent of procedural and substantive matters relating only to the creation, perfection, and foreclosure of liens and security interests, and enforcement of the rights and remedies, against the Mortgaged Properties, which matters shall be governed by the laws of the jurisdiction in which a Mortgaged Property is located, the perfection, the effect of perfection and non-perfection and foreclosure of security interests on personal property, which matters shall be governed by the laws of the jurisdiction determined by the choice of law provisions of the Uniform Commercial Code in effect for the jurisdiction in which any Borrower is organized. Borrower agrees that any controversy arising under or in relation to the Notes, the Security Documents (other than the Security Instruments), or any other Loan Document shall be, except as otherwise provided herein, litigated in the District of Columbia. The local and federal courts and authorities with jurisdiction in the District of Columbia shall, except as otherwise provided herein, have jurisdiction over all controversies which may arise under or in relation to the Loan Documents, including those controversies relating to the execution, jurisdiction, breach, enforcement, or compliance with the Notes, the Security Documents (other than the Security Instruments), or any other issue arising under, relating to, or in connection with any of the Loan Documents. Borrower irrevocably consents to service, jurisdiction, and venue of such courts for any litigation arising from the Notes, the Security Documents, or any of the other Loan Documents, and waives any other venue to which it might be entitled by virtue of domicile, habitual residence, or otherwise. Nothing contained herein, however, shall prevent Lender from bringing any suit, action, or proceeding or exercising any rights against Borrower and against the collateral in any other jurisdiction. Initiating such suit, action, or proceeding or taking such action in any other jurisdiction shall in no event constitute a waiver of the agreement contained herein that the laws of the District of Columbia shall govern the rights and obligations of Borrower and Lender as provided herein or the submission herein by Borrower to personal jurisdiction within the District of Columbia. Section 15.02 Waiver of Jury Trial. TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, EACH OF BORROWER AND LENDER (a) COVENANTS AND AGREES NOT TO ELECT A TRIAL BY JURY WITH RESPECT TO ANY ISSUE ARISING OUT OF THIS MASTER AGREEMENT OR ANY OTHER LOAN DOCUMENT, OR THE RELATIONSHIP BETWEEN THE PARTIES AS BORROWER AND LENDER, THAT IS TRIABLE OF RIGHT BY A JURY AND (b) WAIVES ANY RIGHT TO TRIAL BY JURY WITH RESPECT TO SUCH ISSUE TO THE EXTENT THAT ANY SUCH RIGHT EXISTS NOW OR IN THE FUTURE. THIS WAIVER Master Credit Facility Agreement Form 6001.MCFA Page 110 Article 15 06-19 © 2019 Fannie Mae STEADFAST (STAR) 2/PNC (2020 MCFA) 49046845-v11

OF RIGHT TO TRIAL BY JURY IS SEPARATELY GIVEN BY EACH PARTY, KNOWINGLY AND VOLUNTARILY WITH THE BENEFIT OF COMPETENT LEGAL COUNSEL Section 15.03 Notice. (a) Process of Serving Notice. Except as otherwise set forth herein or in any other Loan Document, all notices under this Master Agreement and any other Loan Document shall be: (1) in writing and shall be: (A) delivered, in person; (B) mailed, postage prepaid, either by registered or certified delivery, return receipt requested; (C) sent by overnight courier; or (D) sent by electronic mail with originals to follow by overnight courier; (2) addressed to the intended recipient at Borrower’s Notice Address and Lender’s Notice Address, as applicable; and (3) deemed given on the earlier to occur of: (A) the date when the notice is received by the addressee; or (B) if the recipient refuses or rejects delivery, the date on which the notice is so refused or rejected, as conclusively established by the records of the United States Postal Service or such express courier service. (b) Change of Address. Any party to this Master Agreement may change the address to which notices intended for it are to be directed by means of notice given to the other parties identified on the Summary of Master Terms in accordance with this Section 15.03 (Notice). (c) Default Method of Notice. Any required notice under this Master Agreement or any other Loan Document which does not specify how notices are to be given shall be given in accordance with this Section 15.03 (Notice). Master Credit Facility Agreement Form 6001.MCFA Page 111 Article 15 06-19 © 2019 Fannie Mae STEADFAST (STAR) 2/PNC (2020 MCFA) 49046845-v11

(d) Receipt of Notices. Neither Borrower nor Lender shall refuse or reject delivery of any notice given in accordance with this Master Agreement. Each party is required to acknowledge, in writing, the receipt of any notice upon request by the other party. Section 15.04 Successors and Assigns Bound; Sale of Advances. (a) Binding Agreement. This Master Agreement shall bind, and the rights granted by this Master Agreement shall inure to, the successors and assigns of Lender and the permitted successors and assigns of Borrower. However, a Transfer not permitted by this Master Agreement shall be an Event of Default and shall be void ab initio. (b) Sale of Advances; Change of Servicer. Nothing in this Master Agreement shall limit Lender’s (including its successors and assigns) right to sell or transfer the Advances or any interest in the Advances. The Advances or a partial interest in the Advances (together with this Master Agreement and the other Loan Documents) may be sold one or more times without prior written notice to Borrower. A sale may result in a change of the Loan Servicer. Section 15.05 Counterparts. This Master Agreement may be executed in any number of counterparts with the same effect as if the parties hereto had signed the same document and all such counterparts shall be construed together and shall constitute one instrument. Section 15.06 [Intentionally Deleted.] Section 15.07 Relationship of Parties; No Third Party Beneficiary. (a) Solely Creditor and Debtor. The relationship between Lender and Borrower shall be solely that of creditor and debtor, respectively, and nothing contained in this Master Agreement shall create any other relationship between Lender and Borrower. Nothing contained in this Master Agreement shall constitute Lender as a joint venturer, partner, or agent of Borrower, or render Lender liable for any debts, obligations, acts, omissions, representations, or contracts of Borrower. (b) No Third Party Beneficiaries. No creditor of any party to this Master Agreement and no other Person shall be a third party beneficiary of this Master Agreement or any other Loan Document or any account created or contemplated under this Master Agreement or any other Loan Document. Nothing contained in Master Credit Facility Agreement Form 6001.MCFA Page 112 Article 15 06-19 © 2019 Fannie Mae STEADFAST (STAR) 2/PNC (2020 MCFA) 49046845-v11

this Master Agreement shall be deemed or construed to create an obligation on the part of Lender to any third party and no third party shall have a right to enforce against Lender any right that Borrower may have under this Master Agreement. Without limiting the foregoing: (1) any Servicing Arrangement between Lender and any Loan Servicer shall constitute a contractual obligation of such Loan Servicer that is independent of the obligation of Borrower for the payment of the Indebtedness; (2) Borrower shall not be a third party beneficiary of any Servicing Arrangement; and (3) no payment by the Loan Servicer under any Servicing Arrangement will reduce the amount of the Indebtedness. Section 15.08 Severability; Entire Agreement; Amendments. The invalidity or unenforceability of any provision of this Master Agreement or any other Loan Document shall not affect the validity or enforceability of any other provision of this Master Agreement or of any other Loan Document, all of which shall remain in full force and effect, including the Guaranty. All of the Loan Documents contain the complete and entire agreement among the parties as to the matters covered, rights granted and the obligations assumed in this Master Agreement and the other Loan Documents. This Master Agreement may not be amended or modified except by written agreement signed by the parties hereto. Section 15.09 Construction. (a) The captions and headings of the sections of this Master Agreement and the Loan Documents are for convenience only and shall be disregarded in construing this Master Agreement and the Loan Documents. (b) Any reference in this Master Agreement to an “Exhibit” or “Schedule” or a “Section” or an “Article” shall, unless otherwise explicitly provided, be construed as referring, respectively, to an Exhibit or Schedule attached to this Master Agreement or to a Section or Article of this Master Agreement. (c) Any reference in this Master Agreement to a statute or regulation shall be construed as referring to that statute or regulation as amended from time to time. (d) Use of the singular in this Master Agreement includes the plural and use of the plural includes the singular. (e) As used in this Master Agreement, the term “including” means “including, but not limited to” or “including, without limitation,” and is for example only and not a limitation. Master Credit Facility Agreement Form 6001.MCFA Page 113 Article 15 06-19 © 2019 Fannie Mae STEADFAST (STAR) 2/PNC (2020 MCFA) 49046845-v11

(f) Whenever Borrower’s knowledge is implicated in this Master Agreement or the phrase “to Borrower’s knowledge” or a similar phrase is used in this Master Agreement, Borrower’s knowledge or such phrase(s) shall be interpreted to mean to the best of Borrower’s knowledge after reasonable and diligent inquiry and investigation. (g) Unless otherwise provided in this Master Agreement, if Lender’s approval, designation, determination, selection, estimate, action, or decision is required, permitted, or contemplated hereunder, such approval, designation, determination, selection, estimate, action, or decision shall be made in Lender’s sole and absolute discretion. (h) All references in this Master Agreement to a separate instrument or agreement shall include such instrument or agreement as the same may be amended or supplemented from time to time pursuant to the applicable provisions thereof. (i) “Lender may” shall mean at Lender’s discretion, but shall not be an obligation. Section 15.10 Loan Servicing. All actions regarding the servicing of the Advances, including the collection of payments, the giving and receipt of notice, inspections of the Mortgaged Properties, inspections of books and records, and the granting of consents and approvals, may be taken by the Loan Servicer unless Borrower receives written notice to the contrary. If Borrower receives conflicting notices regarding the identity of the Loan Servicer or any other subject, any such notice from Lender shall govern. The Loan Servicer may change from time to time (whether related or unrelated to a sale of the Advances). If there is a change of the Loan Servicer, Borrower will be given written notice of the change. Section 15.11 Disclosure of Information. Lender may furnish information regarding Borrower, Key Principal or Guarantor or the Mortgaged Properties to third parties with an existing or prospective interest in the servicing, enforcement, evaluation, performance, purchase, or securitization of the Advances, including trustees, master servicers, special servicers, rating agencies, and organizations maintaining databases on the underwriting and performance of multifamily mortgage loans. Borrower irrevocably waives any and all rights it may have under Applicable Law to prohibit such disclosure, including any right of privacy. Section 15.12 Waiver; Conflict. No specific waiver of any of the terms of this Master Agreement shall be considered as a general waiver. If any provision of this Master Agreement is in conflict with any provision of any other Loan Document, the provision contained in this Master Agreement shall control. Master Credit Facility Agreement Form 6001.MCFA Page 114 Article 15 06-19 © 2019 Fannie Mae STEADFAST (STAR) 2/PNC (2020 MCFA) 49046845-v11

Section 15.13 [Intentionally Deleted.] Section 15.14 No Reliance. Borrower acknowledges, represents, and warrants that: (a) it understands the nature and structure of the transactions contemplated by this Master Agreement and the other Loan Documents; (b) it is familiar with the provisions of all of the documents and instruments relating to such transactions; (c) it understands the risks inherent in such transactions, including the risk of loss of all or any part of any Mortgaged Property; (d) it has had the opportunity to consult counsel; and (e) it has not relied on Lender for any guidance or expertise in analyzing the financial or other consequences of the transactions contemplated by this Master Agreement or any other Loan Document or otherwise relied on Lender in any manner in connection with interpreting, entering into, or otherwise in connection with this Master Agreement, any other Loan Document, or any of the matters contemplated hereby or thereby. Section 15.15 Subrogation. If, and to the extent that, the proceeds of any Advance are used to pay, satisfy, or discharge any obligation of Borrower for the payment of money that is secured by a pre-existing mortgage, deed of trust, or other lien encumbering any Mortgaged Property, such proceeds shall be deemed to have been advanced by Lender at Borrower’s request, and Lender shall be subrogated automatically, and without further action on its part, to the rights, including lien priority, of the owner or holder of the obligation secured by such prior lien, whether or not such prior lien is released. Section 15.16 Counting of Days. Except where otherwise specifically provided, any reference in this Master Agreement to a period of “days” means calendar days, not Business Days. If the date on which Borrower is required to perform an obligation under this Master Agreement is not a Business Day, Borrower shall be required to perform such obligation by the Business Day immediately preceding such date; provided, however, in respect of any Payment Date, or if the Maturity Date is other than a Business Day, Borrower shall be obligated to make such payment by the Business Day immediately following such date. Master Credit Facility Agreement Form 6001.MCFA Page 115 Article 15 06-19 © 2019 Fannie Mae STEADFAST (STAR) 2/PNC (2020 MCFA) 49046845-v11

Section 15.17 Revival and Reinstatement of Indebtedness. If the payment of all or any part of the Indebtedness by Borrower, Guarantor, or any other Person, or the transfer to Lender of any collateral or other property should for any reason subsequently be declared to be void or voidable under any state or federal law relating to creditors’ rights, including provisions of the Insolvency Laws relating to a Voidable Transfer, and if Lender is required to repay or restore, in whole or in part, any such Voidable Transfer, or elects to do so upon the advice of its counsel, then the amount of such Voidable Transfer or the amount of such Voidable Transfer that Lender is required or elects to repay or restore, including all reasonable costs, expenses, and attorneys’ fees incurred by Lender in connection therewith, and the Indebtedness shall be automatically revived, reinstated, and restored by such amount and shall exist as though such Voidable Transfer had never been made. Section 15.18 Time is of the Essence. Borrower agrees that, with respect to each and every obligation and covenant contained in this Master Agreement and the other Loan Documents, time is of the essence. Section 15.19 Final Agreement. THIS MASTER AGREEMENT ALONG WITH ALL OF THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES. All prior or contemporaneous agreements, understandings, representations, and statements, oral or written, are merged into this Master Agreement and the other Loan Documents. This Master Agreement, the other Loan Documents, and any of their provisions may not be waived, modified, amended, discharged, or terminated except by an agreement in writing signed by the party against which the enforcement of the waiver, modification, amendment, discharge, or termination is sought, and then only to the extent set forth in that agreement. Section 15.20 Survival. The representations, warranties, and covenants made by Borrower in this Master Agreement shall survive the execution and delivery of this Master Agreement and other Loan Documents, regardless of any investigation made by Lender or Fannie Mae, and, unless any such representation, warranty or covenant specifically survives repayment, shall end upon payment in full of all Indebtedness. Section 15.21 Assignments; Third Party Rights. Lender may assign its rights and/or obligations under this Master Agreement separately or together, without Borrower’s consent, only to Fannie Mae. Upon assignment to Fannie Mae, Fannie Mae shall be permitted to further assign its rights under this Master Agreement separately Master Credit Facility Agreement Form 6001.MCFA Page 116 Article 15 06-19 © 2019 Fannie Mae STEADFAST (STAR) 2/PNC (2020 MCFA) 49046845-v11

or together, without Borrower’s consent. Fannie Mae shall have the right to hold, sell, or securitize the Advances made hereunder without Borrower’s consent. Section 15.22 Interpretation. The parties hereto acknowledge that each party and their respective counsel have participated in the drafting and revision of this Master Agreement and the Loan Documents. Accordingly, the parties agree that any rule of construction that disfavors the drafting party shall not apply in the interpretation of this Master Agreement and the Loan Documents or any amendment or supplement or Exhibit hereto or thereto. [Remainder of Page Intentionally Blank] Master Credit Facility Agreement Form 6001.MCFA Page 117 Article 15 06-19 © 2019 Fannie Mae STEADFAST (STAR) 2/PNC (2020 MCFA) 49046845-v11

IN WITNESS WHEREOF, Borrower and Lender have signed and delivered this Master Agreement under seal (where applicable) or have caused this Master Agreement to be signed and delivered under seal (where applicable) by their duly authorized representatives. Where Applicable Law so provides, Borrower and Lender intend that this Master Agreement shall be deemed to be signed and delivered as a sealed instrument. BORROWER: SIR HAMBURG, LLC, a Delaware limited liability company BRICE GROVE APARTMENTS, LLC, a Delaware limited liability company SIR MALLARD CROSSING, LLC, a Delaware limited liability company SIR MONTCLAIR PARC, LLC, a Delaware limited liability company SIR CARRINGTON CHAMPION, LLC, a Delaware limited liability company SIR CARRINGTON PLACE, LLC, a Delaware limited liability company SIR WATERFORD RIATA, LLC, a Delaware limited liability company By: Steadfast Income Advisor, LLC, a Delaware limited liability company, its Manager By: e.k_ 6,1 \ (SEAL) Name: Ella S. Neyland Title: President Master Credit Facility Agreement Form 6001.MCFA Page S-1 Signature Page 06-19 © 2019 Fannie Mae STEADFAST (STAR) 2/PNC (2020 MCFA) 49046845-v7

LENDER: PNC BANK, NATIONAL ASSOCIATION, a nationa banking association y: (SEAL) a . Suaya Title: V• e resident Master Credit Facility Agreement Form 6001.MCFA Page S-2 Signature Page 06-19 © 2019 Fannie Mae STEADFAST (STAR) 2/PNC (2020 MCFA) 49046845-v7

SCHEDULES & EXHIBITS

Schedules

Schedule 1	Definitions Schedule – General	
Schedule 2	Summary of Master Terms	
Schedule 3.1	Schedule of Advance Terms	
Schedule 3.2	Schedule of Advance Terms	
Schedule 4.1	Prepayment Premium Schedule	Form 6104.01 [modified] [08-13]
Schedule 4.2	Prepayment Premium Schedule	Form 6104.11 [modified] [01-11]
Schedule 5	Required Replacement Schedule	
Schedule 6	Required Repair Schedule	
Schedule 7	General Conditions Schedule	
Schedule 8	Property-Related Documents Schedule	
Schedule 9	Conversion Schedule	
Schedule 10	Mortgaged Property Release Schedule	
Schedule 11	Mortgaged Property Addition Schedule	
Schedule 12	Intentionally Deleted	
Schedule 13	Ownership Interests Schedule	
Schedule 14	Future Advance Schedule	
Schedule 15	Letter of Credit Schedule	
Schedule 16	Exceptions to Representations and Warranties Schedule	
Schedule 17	SPE Requirements Schedule	
Schedule 18	[Intentionally Deleted]	Form 6228 [modified] [04-12]
Schedule 19	[Intentionally Deleted]	Form 6220 [modified] [08-14]
Schedule 20	Additional Reserve Escrows – Initial Advance	Form 6268.MCFA [04-20]
Schedule 20-A	Addenda to Schedule 2 – Additional Reserve Escrows – Initial Advance	Form 6102.25 [04-20]
Schedule 21	Oil, Gas, and Mineral Rights	Form 6262.MCFA [12-17]

Exhibits

Exhibit A	Mortgaged Properties
Exhibit B	Conversion Request
Exhibit C	Release Request
Exhibit D	Addition Request
Exhibit E	Future Advance Request
Exhibit F	Termination Request
Exhibit G	Annual Certification (Borrower)

Master Credit Facility Agreement
Schedules and Exhibits
STEADFAST (STAR) 2/PNC (2020 MCFA)
49046845-v11
Form 6001.MCFA
06-19
Page 1
© 2019 Fannie Mae

Exhibit H Annual Certification (Guarantor) Exhibit I Confirmation of Guaranty Exhibit J Confirmation of Environmental Indemnity Agreement Exhibit K-1 Organizational Certificate (Borrower) Exhibit K-2 Organizational Certificate (Guarantor) Exhibit L Confirmation of Obligations Master Credit Facility Agreement Form 6001.MCFA Page 2 Schedules and Exhibits 06-19 © 2019 Fannie Mae STEADFAST (STAR) 2/PNC (2020 MCFA) 49046845-v11

Borrower hereby acknowledges and agrees that the Schedules and Exhibits referenced above are hereby incorporated fully into this Master Agreement by this reference and each constitutes a substantive part of this Master Agreement. Borrower Initials Master Credit Facility Agreement Form 6001.MCFA Initial Page Schedules and Exhibits 06-19 © 2019 Fannie Mae STEADFAST (STAR) 2/PNC (2020 MCFA) 49046845-v7

SCHEDULE 1 TO MASTER CREDIT FACILITY AGREEMENT Definitions Schedule Capitalized terms used in this Master Agreement have the meanings given to such terms in this Definitions Schedule. “Accounts” has the meaning set forth in the Security Instrument. “Accrued Interest” means unpaid interest, if any, on the Advances Outstanding that has not been added to the unpaid principal balance of the Advances pursuant to Section 2.03(b) (Capitalization of Accrued But Unpaid Interest) of this Master Agreement. “Actual Strike Rate” means for each Variable Advance the actual strike rate for the Interest Rate Cap purchased with respect to such Variable Advance, as further set forth in the Cap Security Agreement applicable to such Variable Advance. “Addition” has the meaning set forth in Section 2.10(c) (Right to Add Additional Mortgaged Properties as Collateral). “Addition Request” means a written request, substantially in the form of Exhibit D to this Master Agreement, to add Additional Mortgaged Properties to the Collateral Pool as set forth in Section 2.10(c) (Right to Add Additional Mortgaged Properties as Collateral). “Additional Borrower” means the owner of an Additional Mortgaged Property, which entity has been approved by Lender and becomes a Borrower under this Master Agreement and the applicable Loan Documents, and its permitted successors and assigns, which owner must demonstrate to the satisfaction of Lender that: (a) Additional Borrower complies with the SPE Requirements; (b) the ownership structure of Additional Borrower satisfies the definition of Restricted Ownership Interests and Additional Borrower is Controlled and managed, directly and indirectly, by the same Person or group of Persons as Initial Borrower; and (c) Additional Borrower is not a Prohibited Person. “Additional Due Diligence Fee Deposit” means the deposit made by Borrower to Lender with respect to each proposed Additional Mortgaged Property in an amount equal to $20,000 per Additional Mortgaged Property. On or prior to the applicable Effective Date, Lender shall notify Borrower of the actual amount of the Additional Due Diligence Fees and Borrower shall, on the Effective Date, pay to Lender the remainder of such Additional Due Diligence Fees (if the actual amount of the Additional Due Diligence Fees exceeds the deposit and the other amounts previously paid to Lender by Borrower) or Lender shall promptly refund to Borrower any amounts paid to Lender by Borrower in excess of the Additional Due Diligence Fees (if the actual amount of the Master Credit Facility Agreement Form 6001.MCFA Page 1 Schedule 1 (Definitions Schedule) 06-19 © 2019 Fannie Mae STEADFAST (STAR) 2/PNC (2020 MCFA) 49046845-v11

Additional Due Diligence Fees is less than the deposit and the other amounts previously paid to Lender by Borrower). “Additional Due Diligence Fees” means with respect to each proposed Additional Mortgaged Property an amount equal to the actual costs of Lender’s due diligence for such Additional Mortgaged Properties, including but not limited to third party reports required by Lender plus a non-refundable $4,500 processing fee per Additional Mortgaged Property payable by Borrower to Lender. Borrower shall pay the Additional Due Diligence Fee Deposit towards the Additional Due Diligence Fees. “Additional Lender Repairs” means repairs of the type listed on the Required Repair Schedule but not otherwise identified thereon that are determined advisable by Lender to keep the Mortgaged Property in good order and repair (ordinary wear and tear excepted) and in good marketable condition or to prevent deterioration of the Mortgaged Property. “Additional Lender Replacements” means replacements of the type listed on the Required Replacement Schedule but not otherwise identified thereon that are determined advisable by Lender to keep the Mortgaged Property in good order and repair (ordinary wear and tear excepted) and in good marketable condition or to prevent deterioration of the Mortgaged Property. “Additional Mortgaged Property” means each Multifamily Residential Property owned by Borrower or an Additional Borrower (either in fee simple or as tenant under a ground lease meeting all of the Underwriting and Servicing Requirements) and added to the Collateral Pool after the Initial Effective Date in connection with an Addition or a Substitution pursuant to Section 2.10(c) (Right to Add Additional Mortgaged Properties as Collateral) or Section 2.10(d) (Right to Substitutions). “Additional Origination Fee” means an origination fee equal to 40 basis points (0.40%) multiplied by the Future Advance. “Adjustable Rate” has the meaning set forth in the applicable Schedule of Advance Terms. “Advance” means a Variable Advance and/or a Fixed Advance. “Advance Year” has the meaning set forth in the applicable Schedule of Advance Terms. “Advisor” means Steadfast Income Advisor, LLC, a Delaware limited liability company. “Aggregate Debt Service Coverage Ratio” means, for any specified period, the ratio (expressed as a percentage) of – (a) the Net Cash Flow for the Mortgaged Properties for the preceding number of months as determined pursuant to the Underwriting and Servicing Requirements; to Master Credit Facility Agreement Form 6001.MCFA Page 2 Schedule 1 (Definitions Schedule) 06-19 © 2019 Fannie Mae STEADFAST (STAR) 2/PNC (2020 MCFA) 49046845-v11

(b) the Facility Debt Service for the specified period. “Aggregate Loan to Value Ratio” means, for any specified date, the ratio (expressed as a percentage) of – (a) the Advances Outstanding on the specified date, to (b) the sum of (1) the aggregate of the Valuations most recently obtained prior to the specified date for all of the Mortgaged Properties, plus (2) any Substitution Deposit being held by Lender as of such specified date. “Allocable Facility Amount” means the most recently determined amount of the then Advances Outstanding allocated to a particular Mortgaged Property by Lender in accordance with the Underwriting and Servicing Requirements and as required by this Master Agreement. “Alterations” has the meaning set forth in Section 6.02(f) (Alterations to any Mortgaged Property). “Alternate Coverage and LTV Tests” means: (a) the Aggregate Debt Service Coverage Ratio is not less than 1.55:1.0 with respect to the amount of Fixed Advances and 1.30:1.0 with respect to the amount of Variable Advances; and (b) the Aggregate Loan to Value Ratio does not exceed fifty-five percent (55%). “Amortization Period” means the period of thirty (30) years. “Amortization Type” has the meaning set forth in the applicable Schedule of Advance Terms. “Applicable Index” means (a) with respect to any Variable Structured ARM Advance, either One Month LIBOR or Three Month LIBOR as set forth in the applicable Schedule of Advance Terms, or (b) with respect to any other Variable Advance, the index pursuant to which the Adjustable Rate is determined, as set forth in the applicable Schedule of Advance Terms. “Applicable Law” means (a) all applicable provisions of all constitutions, statutes, rules, regulations and orders of all governmental bodies, all Governmental Approvals and all orders, judgments and decrees of all courts and arbitrators, (b) all zoning, building, environmental and other laws, ordinances, rules, permits, regulations and restrictions of any Governmental Authority affecting the ownership, management, use, operation, maintenance or repair of the Mortgaged Properties, including the Americans with Disabilities Act (if applicable), the Fair Housing Amendment Act of 1988 and Environmental Laws, (c) any conditions, easements, rights-of-way, covenants, restrictions of record or any recorded agreement affecting or concerning any Mortgaged Property, planned development permits, condominium declarations, and reciprocal easement and Master Credit Facility Agreement Form 6001.MCFA Page 3 Schedule 1 (Definitions Schedule) 06-19 © 2019 Fannie Mae STEADFAST (STAR) 2/PNC (2020 MCFA) 49046845-v11

regulatory agreements with any Governmental Authority, and (d) all laws, ordinances, rules and regulations, whether in the form of rent control, rent stabilization or otherwise, that limit or impose conditions on the amount of rent that may be collected from the units of a Mortgaged Property. “Appraisal” means an appraisal of Multifamily Residential Property conforming to the Underwriting and Servicing Requirements. “Appraised Value” means the value set forth in an Appraisal. “Bankruptcy Code” means Title 11 of the United States Code entitled “Bankruptcy” as now and hereafter in effect, or any successor statute. “Bankruptcy Event” means any one or more of the following: (a) the commencement, filing or continuation of a voluntary case or proceeding under one or more of the Insolvency Laws by any Person seeking to take advantage of any other laws, domestic or foreign, relating to bankruptcy, insolvency, reorganization, debt adjustment, winding up or composition or adjustment of debts; (b) the acknowledgment in writing by any Person (other than to Lender in connection with a workout) that it is unable to pay its debts generally as they mature; (c) the making of a general assignment for the benefit of creditors by any Person; (d) the commencement, filing or continuation of an involuntary case or proceeding under one or more Insolvency Laws against any Person; (e) the appointment of a receiver (other than a receiver appointed at the direction or request of Lender under the terms of the Loan Documents), liquidator, custodian, sequestrator, trustee or other similar officer who exercises Control over Borrower or any substantial part of the assets of any Person; or (f) any action by a Person for the purpose of effecting any of the foregoing; provided, however, that any proceeding or case under (d) or (e) above shall not be a Bankruptcy Event until the ninetieth (90th) day after filing (if not earlier dismissed) so long as such proceeding or case occurred without the consent, encouragement, active participation or the failure to object in a timely and appropriate manner by any Person (in which event such case or proceeding shall be a Bankruptcy Event immediately). “Borrow Up” has the meaning set forth in Section 2.02(c)(2)(B) (Future Advances). “Borrower” means individually (and jointly and severally if more than one), the Initial Borrower and any Additional Borrower becoming a party to this Master Agreement and any other Loan Documents, together with their permitted successors and assigns. “Borrower Affiliate” means: Master Credit Facility Agreement Form 6001.MCFA Page 4 Schedule 1 (Definitions Schedule) 06-19 © 2019 Fannie Mae STEADFAST (STAR) 2/PNC (2020 MCFA) 49046845-v11

(a) any Person that owns any direct Ownership Interest in any Borrower Entity or Identified Party or Steadfast REIT Holdings, LLC, but excluding any Person directly or indirectly owning any public stock of Guarantor with no other direct or indirect Ownership Interest in Borrower; (b) any Person that indirectly owns, with the power to vote, twenty percent (20%) or more of the Ownership Interests in any Borrower Entity or Identified Party or Steadfast REIT Holdings, LLC; (c) any Person Controlled by, under common Control with, or which Controls, any Borrower Entity or Identified Party or Steadfast REIT Holdings, LLC; (d) any entity in which any Borrower Entity or Identified Party directly or indirectly owns, with the power to vote, twenty percent (20%) or more of the Ownership Interests in such entity; or (e) any other individual that is related (to the third degree of consanguinity) by blood or marriage to any Borrower Entity or Identified Party or owners of Steadfast REIT Holdings, LLC. “Borrower Agent” means Steadfast REIT Operating Partnership, LP. “Borrower Entity” means, individually and collectively, Borrower, Guarantor and Key Principal. “Borrower Requested Repairs” means repairs not listed on the Required Repair Schedule requested by Borrower to be reimbursed from the Repairs Escrow Account and determined advisable by Lender to keep the Mortgaged Property in good order and repair and in a good marketable condition or to prevent deterioration of the Mortgaged Property. “Borrower Requested Replacements” means replacements not listed on the Required Replacement Schedule requested by Borrower to be reimbursed from the Replacement Reserve Account and determined advisable by Lender to keep the Mortgaged Property in good order and repair and in a good marketable condition or to prevent deterioration of the Mortgaged Property. “Borrower’s General Business Address” has the meaning set forth in the Summary of Master Terms. “Borrower’s Notice Address” has the meaning set forth in the Summary of Master Terms. “Business Day” means any day other than (a) a Saturday, (b) a Sunday, (c) a day on which Lender is not open for business, or (d) a day on which the Federal Reserve Bank of New York is not open for business. “Calendar Quarter” means, with respect to any year, any of the following three (3) month periods: (a) January-February-March; (b) April-May-June; (c) July-August-September; and (d) October-November-December. Master Credit Facility Agreement Form 6001.MCFA Page 5 Schedule 1 (Definitions Schedule) 06-19 © 2019 Fannie Mae STEADFAST (STAR) 2/PNC (2020 MCFA) 49046845-v11

“Calendar Year” means the twelve (12) month period from the first day of January to and including the last day of December, and each twelve (12) month period thereafter. “Cap Security Agreement” means, individually and collectively, with respect to any Interest Rate Cap, a reserve, hedge assignment and security agreement between Borrower and Lender, for the benefit of Lender in the form required by Fannie Mae from time to time, which will be issued by Borrower to Lender concurrently with the funding of a Variable Advance requiring an Interest Rate Cap. “Capitalization Rate” means, for each Mortgaged Property, a rate selected by Lender for use in determining the Valuations. “Cash Collateral Account” means the cash collateral account established pursuant to the Cash Collateral Agreement. “Cash Collateral Agreement” means a cash collateral pledge, security and custody agreement in the form approved by Fannie Mae by and among Fannie Mae, Borrower and a collateral agent for Fannie Mae, as the same may be amended, modified or supplemented from time to time. “Change of Control” see “Control.” “Collateral” means the Mortgaged Properties and other collateral from time to time or at any time encumbered by the Security Instruments, or any other property securing Borrower’s obligations under the Loan Documents. “Collateral Account” means any account designated by Lender as such pursuant to a Collateral Agreement or as established pursuant to this Master Agreement, including the Reserve/Escrow Account and any Cash Collateral Account. “Collateral Account Funds” means, collectively, the funds on deposit in any or all of the Collateral Accounts, including the Reserve/Escrow Account Funds and any funds in any Cash Collateral Account. “Collateral Agreement” means any separate agreement between Borrower and Lender and any other party for the establishment of any other fund, reserve or account affecting the Advance. “Collateral Event” means, individually and collectively, a Release, Substitution, Addition, Future Advance, and/or Conversion. “Collateral Pool” means all of the Collateral. “Completion Period” has the meaning set forth in the Summary of Master Terms. “Condemnation Action” has the meaning set forth in the Security Instrument. Master Credit Facility Agreement Form 6001.MCFA Page 6 Schedule 1 (Definitions Schedule) 06-19 © 2019 Fannie Mae STEADFAST (STAR) 2/PNC (2020 MCFA) 49046845-v11

“Confirmation of Environmental Indemnity Agreement” means a confirmation of the Environmental Indemnity Agreement executed by Borrower in connection with any Request after the Initial Effective Date, substantially in the form of Exhibit J to this Master Agreement. “Confirmation of Guaranty” means a confirmation of the Guaranty executed by Guarantor in connection with any Request after the Initial Effective Date, substantially in the form of Exhibit I to this Master Agreement. “Confirmation of Obligations” means a Confirmation of Obligations executed by Borrower and Guarantor in connection with any Request after the Initial Effective Date, pursuant to which Borrower and Guarantor confirm their obligations under the Loan Documents substantially in the form of Exhibit L to this Master Agreement. “Contribution Agreement” means the Contribution Agreement by and among Initial Borrower and each Additional Borrower, required by Lender and satisfying Lender’s requirements, as the same may be amended, restated, modified or supplemented from time to time. “Control” (including with correlative meanings, such as “Controlling,” “Controlled by” and “under common Control with”) means, as applied to any entity, the possession, directly or indirectly, of the power to direct or cause the direction of the management and operations of such entity (including, by way of illustration, the power to (1) elect the majority of the directors of such entity; (2) make management decisions on behalf of or independently select the manager of a limited liability company or the managing partner of a partnership; (3) independently remove and then select a majority of those individuals exercising managerial authority over any entity; and (4) limit or otherwise modify the extent of control over the management and operations of an entity by any Person exercising managerial authority over such entity), whether through the ownership of voting securities or other Ownership Interests, by contract or otherwise. As used herein, a “Change of Control” means: (a) Guarantor ceases to Control Borrower or any Person that directly or indirectly Controls Borrower; (b) Advisor ceases to Control Borrower; and (c) Control of the Advisor changes from the Control in place as of the Initial Effective Date. “Conversion” means the conversion of all or a portion of a Variable Note to a Fixed Note pursuant to the Conversion Schedule. “Conversion Amendment” means an amendment to this Master Agreement and the appropriate Schedules reflecting the Conversion of all or any portion of a Variable Note to a Fixed Note as set forth in Section 2.10(a) (Conversion from Variable Note to Fixed Note). Master Credit Facility Agreement Form 6001.MCFA Page 7 Schedule 1 (Definitions Schedule) 06-19 © 2019 Fannie Mae STEADFAST (STAR) 2/PNC (2020 MCFA) 49046845-v11

“Conversion Availability Period” means with respect to a Conversion of any applicable Variable Advance, the date beginning on the first day of the month following the end of the Prepayment Lockout Period in respect of such Variable Advance and ending on the earlier of (a) the first day of the third month prior to the Maturity Date of such Variable Advance or (b) the first day of the month following the date ten (10) years after the Initial Effective Date. “Conversion Documents” means the Conversion Amendment, together with an amendment to each Security Document if required by Lender and other applicable Loan Documents, in form and substance satisfactory to Lender, reflecting the Conversion of a Variable Note to a Fixed Note pursuant to Section 2.10(a) (Conversion from Variable Note to Fixed Note). “Conversion Fee” means $20,000 per each Request for Conversion. “Conversion Request” means a written request, substantially in the form of Exhibit B to this Master Agreement, to convert all or any portion of a Variable Note to a Fixed Note pursuant to Section 2.10(a) (Conversion from Variable Note to Fixed Note). “Conversion Schedule” means Schedule 9 attached to this Master Agreement. “Coverage and LTV Tests” means, for any specified date, each of the following financial tests: (a) Effective from the Initial Effective Date unless and until Borrower elects the Elected Coverage and LTV Tests and again beginning on the Fifth Anniversary through the remaining Term of the Master Agreement: (1) The Aggregate Debt Service Coverage Ratio is not less than 1.25:1.0 with respect to the amount of the Fixed Advances, and 1.0:1.0 with respect to the amount of the Variable Advances. (2) The Aggregate Loan to Value Ratio does not exceed seventy-five percent (75%). (b) Beginning on the date Borrower elects the Elected Coverage and LTV Tests and ending the day before the Fifth Anniversary: (1) the Aggregate Debt Service Coverage Ratio is not less than 1.55:1.0 with respect to the amount of the Fixed Advances, and 1.30:1.0 with respect to the amount of the Variable Advances; and (2) the Aggregate Loan to Value Ratio does not exceed fifty-five percent (55%). “Credit Score” means a numerical value or a categorization derived from a statistical tool or modeling system used to measure credit risk and predict the likelihood of certain credit behaviors, including default. Master Credit Facility Agreement Form 6001.MCFA Page 8 Schedule 1 (Definitions Schedule) 06-19 © 2019 Fannie Mae STEADFAST (STAR) 2/PNC (2020 MCFA) 49046845-v11

“Current Index” has the meaning set forth in applicable Schedule of Advance Terms. “Debt Service Amounts” means the Monthly Debt Service Payments and all other amounts payable under this Master Agreement, the Note, the Security Instrument or any other Loan Document. “Debt Service Coverage Ratio” means, for any Mortgaged Property for any specified period, the ratio (expressed as a percentage) of – (a) the Net Cash Flow for the specified period for the preceding number of months as determined pursuant to the Underwriting and Servicing Requirements; to (b) the Facility Debt Service for the specified period, assuming, for the purpose of calculating the Facility Debt Service of this definition, that Advances Outstanding shall be the Allocable Facility Amount, in each case, for the subject Mortgaged Property. “Default Rate” means an interest rate equal to the lesser of: (a) the sum of the Interest Rate plus four (4) percentage points; or (b) the maximum interest rate which may be collected from Borrower under Applicable Law. “Definitions Schedule” means this Schedule 1 (Definitions Schedule – General) to this Master Agreement. “Division” means the filing of a certificate of division, adoption of a plan of division, amending of any organizational documents, or any other actions taken, permitted, or consented to in order to divide a Person into two or more Persons pursuant to a plan of division such as contemplated under the Delaware Limited Liability Company Act or any other similar requirement of law in any jurisdiction. The term “Divide” shall have a correlative meaning. “Economic Sanctions” means any economic or financial sanction administered or enforced by the United States Government (including, without limitation, those administered by OFAC at http://www.treasury.gov/about/organizational-structure/offices/Pages/Office-of-Foreign-Assets- Control.aspx), the United States Department of Commerce, or the United States Department of State. “Effective Date” means the Initial Effective Date and each date after the Initial Effective Date on which the funding or other transaction requested in a Request takes place. “Elected Coverage and LTV Tests” has the meaning set forth in Section 2.10(g) (Elected Coverage and LTV Tests). Master Credit Facility Agreement Form 6001.MCFA Page 9 Schedule 1 (Definitions Schedule) 06-19 © 2019 Fannie Mae STEADFAST (STAR) 2/PNC (2020 MCFA) 49046845-v11

“Employee Benefit Plan” means a plan described in Section 3(3) of ERISA, regardless of whether the plan is subject to ERISA. “Enforcement Costs” has the meaning set forth in the Security Instrument. “Environmental Indemnity Agreement” means that certain Environmental Indemnity Agreement dated as of the Effective Date made by Borrower to and for the benefit of Lender, as the same may be amended, restated, replaced, supplemented, or otherwise modified from time to time. “Environmental Inspections” has the meaning set forth in the Environmental Indemnity Agreement. “Environmental Laws” has the meaning set forth in the Environmental Indemnity Agreement. “ERISA” means the Employee Retirement Income Security Act of 1974, as amended from time to time and the regulations promulgated thereunder. “ERISA Affiliate” shall mean, with respect to Borrower, any entity that, together with Borrower, would be treated as a single employer under Section 414(b) or (c) of the Internal Revenue Code, or Section 4001(a)(14) of ERISA, or the regulations thereunder. “ERISA Plan” means any employee pension benefit plan within the meaning of Section 3(2) of ERISA (or related trust) that is subject to the requirements of Title IV of ERISA, Sections 430 or 431 of the Internal Revenue Code, or Sections 302, 303, or 304 of ERISA, which is maintained or contributed to by Borrower or its ERISA Affiliates. “Event of Default” means the occurrence of any event listed in Section 14.01 (Events of Default). “Exceptions to Representations and Warranties Schedule” means that certain Schedule 16 (Exceptions to Representations and Warranties) to this Master Agreement. “Facility Debt Service” means, as of any date, for all purposes other than determining the Maximum Calculated Strike Rate, the sum of the amount of interest and principal amortization that would be payable during the applicable period determined by Lender immediately succeeding the date of determination, except that: (a) each Variable Structured ARM Advance to be obtained shall be deemed to require payments equal to the sum of (1) level monthly payments of principal and interest, with the interest rate calculated as (A) the Applicable Index, plus (B) the Margin (or until rate locked, the indicative pricing, as determined pursuant to the Underwriting and Servicing Requirements), plus (C) a stressed underwriting margin of 300 basis points (3.00%) or such lower stressed underwriting margin determined pursuant to the Underwriting and Servicing Requirements, in an amount necessary to fully amortize the original principal amount of the Variable Structured ARM Advance over the Amortization Period, plus (2) the Monthly Cap Escrow Payment; Master Credit Facility Agreement Form 6001.MCFA Page 10 Schedule 1 (Definitions Schedule) 06-19 © 2019 Fannie Mae STEADFAST (STAR) 2/PNC (2020 MCFA) 49046845-v11

(b) with respect to each Variable Structured ARM Advance Outstanding: (1) where an amortizing Interest Rate Cap has been purchased and is then effective, such Advance shall be deemed to require payments equal to the sum of (A) level monthly payments of principal and interest, with the interest rate calculated as (i) the higher of the Facility Minimum Underwriting Strike Rate or the Actual Strike Rate applicable to such Advance, plus (ii) the Margin applicable to such Advance, in an amount necessary to fully amortize the original principal amount of the Variable Structured ARM Advance over the Amortization Period, plus (B) any Monthly Cap Escrow Payment applicable to such Advance; and (2) where an interest-only Interest Rate Cap has been purchased and is then effective, such Advance shall be deemed to require payments equal to the sum of (A) level monthly payments of interest, with the interest rate calculated as (i) the higher of the Facility Minimum Underwriting Strike Rate or the Actual Strike Rate applicable to such Advance, plus (ii) the Margin applicable to such Advance, plus (B) any Monthly Cap Escrow Payment applicable to such Advance; (c) [intentionally deleted]; (d) each Fixed Advance to be obtained or Variable Advance to be converted shall be deemed to require level monthly payments of principal and interest, at an interest rate equal to the sum of (1) the base United States Treasury Index Rate for securities having a maturity substantially similar to the maturity of the Fixed Advance, plus (2) the Fixed Fee (or until rate locked, the estimated Fixed Fee as determined pursuant to the Underwriting and Servicing Requirements), in an amount necessary to fully amortize the original principal amount of the Fixed Advance over the Amortization Period; and (e) each Fixed Advance Outstanding shall be deemed to require level monthly payments of principal and interest, at the Interest Rate for such Fixed Advance as set forth in the Schedule of Advance Terms, in an amount necessary to fully amortize the original principal amount of such Fixed Advance over the Amortization Period. “Facility Minimum Underwriting Strike Rate” means the percentage determined by Lender pursuant to the Underwriting and Servicing Requirements as set forth on the Summary of Master Terms, as such percentage may be changed by Lender from time to time pursuant to the Underwriting and Servicing Requirements. “Facility Year” means the twelve (12) month period from the first day of the first calendar month after the Initial Effective Date to and including the last day before the first anniversary of the Initial Effective Date, and each twelve (12) month period thereafter. “Fannie Mae” means the corporation duly organized and existing under the laws of the United States. Master Credit Facility Agreement Form 6001.MCFA Page 11 Schedule 1 (Definitions Schedule) 06-19 © 2019 Fannie Mae STEADFAST (STAR) 2/PNC (2020 MCFA) 49046845-v11

“Fifth Anniversary” means the date that is the first day of the month following the date five (5) years after the Initial Effective Date. “First Anniversary” means the date that is the first day of the month following the date one (1) year after the Initial Effective Date. “First Payment Date” has the meaning set forth in the applicable Schedule of Advance Terms. “First Principal and Interest Payment Date” has the meaning set forth in the applicable Schedule of Advance Terms. “Fixed Advance” means a fixed rate loan made by Lender to Borrower under this Master Agreement evidenced by a Fixed Note. “Fixed Fee” means, subject to the provisions of the Conversion Schedule, if applicable, for any Fixed Advance, the number of basis points per annum determined at the time of funding of such Fixed Advance by Lender as the Fixed Fee for such Fixed Advance. “Fixed Note” means the promissory note (together with all schedules, riders, allonges, addenda, renewals, extensions, amendments and modifications thereto), which will be issued by Borrower to Lender, concurrently with the funding of each Fixed Advance, and which promissory note will be the same or substantially similar in form to the then current form of promissory note utilized by Fannie Mae for fixed rate loans with the applicable type of loan execution. “Fixed Monthly Principal Component” has the meaning set forth in the applicable Schedule of Advance Terms. “Fixed Rate” has the meaning set forth in the applicable Schedule of Advance Terms. “Fixtures” has the meaning set forth in the Security Instrument. “Force Majeure” shall mean acts of God, acts of war, civil disturbance, governmental action (including the revocation or refusal to grant licenses or permits, where such revocation or refusal is not due to the fault of Borrower), strikes, lockouts, fire, unavoidable casualties or any other causes beyond the reasonable control of Borrower (other than lack of financing), and of which Borrower shall have notified Lender in writing within ten (10) days after its occurrence. “Foreclosure Event” means: (a) foreclosure under the Security Instrument; (b) any other exercise by Lender of rights and remedies (whether under the Security Instrument or under Applicable Law, including Insolvency Laws) as holder of the Note and/or the Security Instrument, as a result of which Lender (or its designee or nominee) or a third party purchaser becomes owner of a Mortgaged Property; Master Credit Facility Agreement Form 6001.MCFA Page 12 Schedule 1 (Definitions Schedule) 06-19 © 2019 Fannie Mae STEADFAST (STAR) 2/PNC (2020 MCFA) 49046845-v11

(c) delivery by Borrower to Lender (or its designee or nominee) of a deed or other conveyance of Borrower’s interest in a Mortgaged Property in lieu of any of the foregoing; or (d) in Louisiana, any dation en paiement. “Future Advance” means an Advance made after the Initial Effective Date pursuant to Section 2.02(c)(2) (Future Advances) including any Borrow Up and any refinance of an Advance. “Future Advance Request” means a written request for a Future Advance, substantially in the form of Exhibit E to this Master Agreement. “Future Advance Schedule” means Schedule 14 attached to this Master Agreement. “GAAP” means generally accepted accounting principles in the United States in effect from time to time, consistently applied. “General Conditions” means those conditions set forth on Schedule 7 attached hereto. “General Conditions Schedule” means that certain Schedule 7 (General Conditions Schedule) to this Master Agreement. “Goods” has the meaning set forth in the Security Instrument. “Governmental Approval” means an authorization, permit, consent, approval, license, registration or exemption from registration or filing with, or report to, any Governmental Authority. “Governmental Authority” means any court, board, commission, department or body of any municipal, county, state or federal governmental unit, or any subdivision of any court, board, commission, department or body of any municipal, county, state or federal governmental unit, that has or acquires jurisdiction over Borrower or the Mortgaged Property or the use, operation or improvement of the Mortgaged Property. “Gross Revenues” means, for any specified period, all income in respect of each Mortgaged Property as reflected on the certified operating statement for such specified period as adjusted to exclude unusual income (e.g., temporary or nonrecurring income), income not allowed by Lender pursuant to the Underwriting and Servicing Requirements (e.g., interest income, furniture income, etc.), and the value of any unreflected concessions. “Guarantor” means, individually and collectively, any guarantor of the Indebtedness or any other obligation of Borrower under any Loan Document which must be a Key Principal. “Guarantor’s General Business Address” has the meaning set forth in the Summary of Master Terms. “Guarantor’s Notice Address” has the meaning set forth in the Summary of Master Terms. Master Credit Facility Agreement Form 6001.MCFA Page 13 Schedule 1 (Definitions Schedule) 06-19 © 2019 Fannie Mae STEADFAST (STAR) 2/PNC (2020 MCFA) 49046845-v11

“Guaranty” means, individually and collectively, any Payment Guaranty, Non-Recourse Guaranty or other guaranty executed by Guarantor in connection with this Master Agreement. “Hedging Arrangement” means any interest rate swap, interest rate cap or other arrangement, contractual or otherwise, which has the effect of an interest rate swap or interest rate cap or which otherwise (directly or indirectly, derivatively or synthetically) hedges interest rate risk associated with being a debtor of variable rate debt or any agreement or other arrangement to enter into any of the above on a future date or after the occurrence of one or more events in the future. “Identified Party” means, individually and collectively, (a) Borrower’s general partners, sole member, managing members and managers (if non-member managed), and (b) Steadfast REIT Investments, LLC. “Immediate Family Members” means a child, stepchild, grandchild, spouse, sibling, or parent, each of whom is not a Prohibited Person. “Imposition Deposits” has the meaning set forth in the Security Instrument. “Impositions” has the meaning set forth in the Security Instrument. “Improvements” has the meaning set forth in the Security Instrument. “Indebtedness” has the meaning set forth in the Security Instrument. “Index” has the meaning set forth in the applicable Schedule of Advance Terms. “Individual Property Coverage and LTV Tests” means each of the following tests: (a) the Debt Service Coverage Ratio is not less than 1.25:1.0 with respect to any Fixed Advance and 1.0:1.0 with respect to any Variable Advance; and (b) the Loan to Value Ratio does not exceed eighty percent (80%). “Initial Adjustable Rate” for an Advance has the meaning set forth in the applicable Schedule of Advance Terms. “Initial Advance” means the Fixed Advance and/or Variable Advance made on the Initial Effective Date in the aggregate amount of $158,340,000. “Initial Allocable Facility Amount” means the initial Allocable Facility Amount for each of the Initial Mortgaged Properties as set forth in Exhibit A to this Master Agreement. “Initial Borrower” means each Borrower under this Master Agreement as of the Initial Effective Date. “Initial Effective Date” means the date of this Master Agreement. Master Credit Facility Agreement Form 6001.MCFA Page 14 Schedule 1 (Definitions Schedule) 06-19 © 2019 Fannie Mae STEADFAST (STAR) 2/PNC (2020 MCFA) 49046845-v11

“Initial Monthly Debt Service Payment” has the meaning set forth in the applicable Schedule of Advance Terms. “Initial Mortgaged Properties” means the Multifamily Residential Properties described on Exhibit A to this Master Agreement and which represent the Mortgaged Properties that are made part of the Collateral Pool on the Initial Effective Date. “Initial Replacement Reserve Deposit” has the meaning set forth in the Summary of Master Terms. “Initial Valuation” means, when used with reference to specified Collateral, the Valuation initially performed for the Collateral as of the date on which the Collateral was added to the Collateral Pool. The Initial Valuation for each of the Initial Mortgaged Properties is as set forth in Exhibit A to this Master Agreement. “Insolvency Laws” means the Bankruptcy Code, together with any other federal or state law affecting debtor and creditor rights or relating to the bankruptcy, insolvency, reorganization, arrangement, moratorium, readjustment of debt, dissolution, liquidation or similar laws, proceedings, or equitable principles affecting the enforcement of creditors’ rights, as amended from time to time. “Insolvent” means: (a) that the sum total of all of a specified Person’s liabilities (whether secured or unsecured, contingent or fixed, or liquidated or unliquidated) is in excess of the value of such Person’s non-exempt assets, i.e., all of the assets of such Person that are available to satisfy claims of creditors (provided that for the purposes of determining liability for each Borrower under this definition, liability for the Advances Outstanding under this Master Agreement shall mean the then current Allocable Facility Amount attributable to the Mortgaged Property owned by each Borrower); or (b) such Person’s inability to pay its debts as they become due (provided that for the purposes of determining debt for each Borrower under this definition, liability for the Advances Outstanding under this Master Agreement shall mean the then current Allocable Facility Amount attributable to the Mortgaged Property owned by each Borrower). “Insurance Policy” means, with respect to any Mortgaged Property, the insurance coverage and insurance certificates evidencing such insurance required to be maintained pursuant to this Master Agreement. “Intended Prepayment Date” means the date upon which Borrower intends to make a prepayment on an Advance, as set forth in the Prepayment Notice, which date must be a Permitted Prepayment Date. “Interest Accrual Method” has the meaning set forth in the applicable Schedule of Advance Terms. Master Credit Facility Agreement Form 6001.MCFA Page 15 Schedule 1 (Definitions Schedule) 06-19 © 2019 Fannie Mae STEADFAST (STAR) 2/PNC (2020 MCFA) 49046845-v11

“Interest Only Term” has the meaning set forth in the applicable Schedule of Advance Terms. “Interest Rate” means with respect to a Fixed Advance, the Fixed Rate, or with respect to a Variable Advance, the Initial Adjustable Rate and the Adjustable Rate, each as set forth in the applicable Schedule of Advance Terms. “Interest Rate Cap” has the meaning set forth in Section 2.03(a)(2)(B)(vi) (Interest Accrual and Computation; Amortization; Interest Rate Cap). “Interest Rate Cap Documents” means the Cap Security Agreement and any and all other documents required pursuant thereto or hereto or as Lender shall require from time to time in connection with Borrower’s obligation to maintain an Interest Rate Cap when a Variable Advance is Outstanding. “Interest Rate Type” has the meaning set forth in the applicable Schedule of Advance Terms. “Internal Revenue Code” means the Internal Revenue Code of 1986, as amended. “Investor” means any Person to whom Lender intends to (a) sell, transfer, deliver or assign the Advances in the secondary mortgage market or (b) sell an MBS backed by the Advances. “Issuer” means a financial institution satisfactory to Fannie Mae issuing a Letter of Credit. “Key Principal” means, collectively: (a) the natural Person(s) or entity that Controls Borrower that Lender determines is critical to the successful operation and management of Borrower and the Mortgaged Property, as identified as such in the Summary of Master Terms; or (b) any natural Person or entity who becomes a Key Principal after the date of this Master Agreement and is identified as such in an assumption agreement, or another amendment or supplement to this Master Agreement. “Key Principal’s General Business Address” has the meaning set forth in the Summary of Master Terms. “Key Principal’s Notice Address” has the meaning set forth in the Summary of Master Terms. “Land” means the land described in Exhibit A to the Security Instrument. “Last Interest Only Payment Date” has the meaning set forth in the applicable Schedule of Advance Terms. “Late Charge” means an amount equal to the delinquent amount then due under the Loan Documents multiplied by five percent (5%). Master Credit Facility Agreement Form 6001.MCFA Page 16 Schedule 1 (Definitions Schedule) 06-19 © 2019 Fannie Mae STEADFAST (STAR) 2/PNC (2020 MCFA) 49046845-v11

“Leases” has the meaning set forth in the Security Instrument. “Lender” means the entity identified as “Lender” in the first paragraph of this Master Agreement and its transferees, successors and assigns, or any subsequent holder of the Note. “Lender’s General Business Address” has the meaning set forth in the Summary of Master Terms. “Lender’s Notice Address” has the meaning set forth in the Summary of Master Terms. “Lender’s Payment Address” has the meaning set forth in the Summary of Master Terms. “Letter of Credit” means a letter of credit issued by an Issuer satisfactory to Fannie Mae naming Fannie Mae as beneficiary, in form and substance approved by Lender and Fannie Mae. “Letter of Credit Schedule” means Schedule 15 attached to this Master Agreement. “LIBOR” means One Month LIBOR or Three Month LIBOR, as specified by the Current Index set forth in the applicable Schedule of Advance Terms. “Lien” has the meaning set forth in the Security Instrument. “Loan Application” means the application for the Advances submitted by Borrower to Lender. “Loan Document Taxes” has the meaning set forth in Section 5.02(f) (Loan Document Taxes). “Loan Documents” means the Note, this Master Agreement, the Security Instrument, the Environmental Indemnity Agreement, the Guaranty, all UCC filings, all guaranties, all indemnity agreements, all Collateral Agreements, the Assignment of Management Agreement (if applicable), all O&M Plans, and any other documents now or in the future executed by Borrower, Guarantor, Key Principal, any other guarantor or any other Person in connection with the Advances, as such documents may be amended, restated, replaced, supplemented or otherwise modified from time to time. “Loan Servicer” means the entity that from time to time is designated by Lender to collect payments and deposits and receive notices under the Note, this Master Agreement, the Security Instrument and any other Loan Document, and otherwise to service the Advances for the benefit of Lender. Unless Borrower receives notice to the contrary, the Loan Servicer shall be Lender originally named on the Summary of Master Terms. “Loan to Value Ratio” means, for a Mortgaged Property, for any specified date, the ratio (expressed as a percentage) of – (a) the Allocable Facility Amount of the subject Mortgaged Property on the specified date, Master Credit Facility Agreement Form 6001.MCFA Page 17 Schedule 1 (Definitions Schedule) 06-19 © 2019 Fannie Mae STEADFAST (STAR) 2/PNC (2020 MCFA) 49046845-v11

to (b) the Valuation most recently obtained prior to the specified date for the subject Mortgaged Property. “Management Agreement” means those certain individual Property Management Agreements by and between each Borrower and Steadfast Management Company, Inc. and any future management agreement approved by Lender. “Margin” means the “Margin” set forth in the applicable Schedule of Advance Terms, which includes the Variable Fee. “Master Agreement” means this Master Credit Facility Agreement, as it may be amended, restated, supplemented or otherwise modified from time to time, including all Recitals, Schedules and Exhibits to this Master Agreement, each of which is hereby incorporated into this Master Agreement by this reference. “Material Adverse Effect” means, with respect to any circumstance, act, condition or event of whatever nature (including any adverse determination in any litigation, arbitration, or governmental investigation or proceeding), whether singularly or in conjunction with any other event or events, act or acts, condition or conditions, or circumstance or circumstances, whether or not related, a material adverse change in or a materially adverse effect upon any of (a) the business, operations, property or condition (financial or otherwise) of any Borrower Entity, to the extent specifically referred to in the applicable provision of the applicable Loan Document; (b) the present or future ability of Borrower to perform the obligations of Borrower under this Master Agreement and the other Loan Documents, or of Guarantor to perform its obligations under the Guaranty, as the case may be, to the extent specifically referred to in the applicable provision of the applicable Loan Document; (c) the validity, priority, perfection or enforceability of this Master Agreement or any other Loan Document or the rights or remedies of Lender under any Loan Document; or (d) the value of, or Lender’s ability to have recourse against, any Mortgaged Property. “Material Commercial Lease” means: (a) any Lease that, individually or in the aggregate with other Leases entered into with the same tenant, comprises five percent (5%) or more of the total gross income at the Mortgaged Property on an annualized basis; or (b) regardless of the percentage of the total gross income at any Mortgaged Property that it comprises, any Lease relating to: Master Credit Facility Agreement Form 6001.MCFA Page 18 Schedule 1 (Definitions Schedule) 06-19 © 2019 Fannie Mae STEADFAST (STAR) 2/PNC (2020 MCFA) 49046845-v11

(1) solar power, thermal power generation, or co-power generation, or for the installation of solar panels or any other electrical power generation equipment, and any related power purchase agreement; or (2) any dwelling unit at the Mortgaged Property leased to Guarantor, Key Principal, or another Borrower Affiliate. “Maturity Date” for any Advance has the meaning set forth in the applicable Schedule of Advance Terms. “Maximum Calculated Strike Rate” means: (a) In determining the Maximum Calculated Strike Rate for new Interest Rate Caps (other than replacement Interest Rate Caps) purchased in connection with Future Advances that are Variable Advances made under this Master Agreement, the Maximum Calculated Strike Rate shall be the maximum percentage set forth in the Cap Security Agreement applicable to such Variable Advance, which shall be the percentage derived by taking: (1) the Net Cash Flow for all Mortgaged Properties, minus (A) the product of (i) 1.25 (or 1.55 during the period Borrower has elected the Elected Coverage and LTV Tests) and (ii) the payment due on each Fixed Advance provided that: (1) each Fixed Advance to be obtained or Variable Advance to be converted shall be deemed to require level monthly payments of principal and interest, at an interest rate equal to the sum of (A) the base United States Treasury Index Rate for securities having a maturity substantially similar to the maturity of the Fixed Advance, plus (B) the Fixed Fee (or until rate locked, the estimated Fixed Fee as determined pursuant to the Underwriting and Servicing Requirements), in an amount necessary to fully amortize the original principal amount of the Fixed Advance over the Amortization Period; provided, however, if there are no principal payments due on a Fixed Advance during the Interest Rate Cap term for which the Maximum Calculated Strike Rate is being calculated, then the payments relating to such Fixed Advance shall not be required to include principal amortization for purposes of this calculation; (2) each Fixed Advance Outstanding shall be deemed to require level monthly payments of principal and interest, at the Interest Rate for such Fixed Advance as set forth in the Schedule of Advance Terms, in an amount necessary to fully amortize the original principal amount of such Fixed Advance over the Amortization Period; provided, however, if there are no principal payments due on a Fixed Advance during the Interest Rate Cap term for which the Maximum Calculated Strike Rate is being Master Credit Facility Agreement Form 6001.MCFA Page 19 Schedule 1 (Definitions Schedule) 06-19 © 2019 Fannie Mae STEADFAST (STAR) 2/PNC (2020 MCFA) 49046845-v11

calculated, then the payments relating to such Fixed Advance shall not be required to include principal amortization for purposes of this calculation); minus (B) the product of (i) 1.00 (or 1.30 during the period Borrower has elected the Elected Coverage and LTV Tests) and (ii) the payment due on each Variable Structured ARM Advance Outstanding, provided that each Variable Structured ARM Advance Outstanding shall be deemed to require payments equal to the sum of (1) monthly payments of principal and interest, with the interest rate calculated as (A) the weighted average of the higher of the Facility Minimum Underwriting Strike Rate or the Actual Strike Rate for all outstanding Interest Rate Caps plus (B) the Margin applicable to such non-replacement Interest Rate Caps, in an amount necessary to fully amortize the original principal amount of the Variable Structured ARM Advance over the Amortization Period, and the principal component of the Variable Structured ARM Advance payment(s) equal to the Fixed Monthly Principal Component as set forth in the Schedule of Advance Terms, plus (2) the Monthly Cap Escrow Payments, if any, for the succeeding twelve (12) month period; provided, however, if there are no principal payments due on a Variable Structured ARM Advance during the Interest Rate Cap term for which the Maximum Calculated Strike Rate is being calculated, then the payments relating to such Variable Structured ARM Advance shall not be required to include principal amortization for purposes of this calculation. Notwithstanding the foregoing, if there are Variable Structured ARM Advances Outstanding for which there are no Interest Rate Caps outstanding at the time of the calculation, then such Variable Advances shall be included in (3) below; divided by (2) 1.00 (or 1.30 during the period Borrower has elected the Elected Coverage and LTV Tests) divided by (3) the total of all Variable Advances to be obtained or Variable Advances Outstanding, that were not included in (a)(1)(B), at the time of the calculation of the Maximum Calculated Strike Rate minus (4) the amortization factor for all Variable Advances to be obtained or Variable Advances Outstanding if principal is to be paid during the Interest Rate Cap term minus Master Credit Facility Agreement Form 6001.MCFA Page 20 Schedule 1 (Definitions Schedule) 06-19 © 2019 Fannie Mae STEADFAST (STAR) 2/PNC (2020 MCFA) 49046845-v11

(5) the Margin (or for Variable Structured ARM Advances to be obtained, until rate locked, the indicative pricing as determined pursuant to the Underwriting and Servicing Requirements) minus (6) the cap cost factor. (b) The Maximum Calculated Strike Rate for any replacement Interest Rate Cap purchased in connection with this Master Agreement pursuant to the Cap Security Agreement shall be the maximum percentage set forth in the Cap Security Agreement applicable to such Variable Advance, which shall be the percentage derived by taking: (1) the Net Cash Flow for all Mortgaged Properties, minus (A) the product of (i) 1.25 (or 1.55 during the period Borrower has elected the Elected Coverage and LTV Tests) and (ii) the payment due on each Fixed Advance provided that each Fixed Advance Outstanding shall be deemed to require level monthly payments of principal and interest, at the Interest Rate for such Fixed Advance as set forth in the Schedule of Advance Terms, in an amount necessary to fully amortize the original principal amount of such Fixed Advance over the Amortization Period; provided, however, if there are no principal payments due on a Fixed Advance during the Interest Rate Cap term for which the Maximum Calculated Strike Rate is being calculated, then the payments relating to such Fixed Advance shall not be required to include principal amortization for purposes of this calculation minus (B) the product of (i) 1.00 (or 1.30 during the period Borrower has elected the Elected Coverage and LTV Tests) and (ii) the payment due on each Variable Structured ARM Advance Outstanding where the applicable Interest Rate Cap is not being replaced in connection with the calculation of the Maximum Calculated Strike Rate, provided that each Variable Structured ARM Advance Outstanding shall be deemed to require payments equal to the sum of (1) monthly payments of principal and interest, with the interest rate calculated as (A) the weighted average of the higher of the Facility Minimum Underwriting Strike Rate and the Actual Strike Rate for all outstanding Interest Rate Caps plus (B) the Margin applicable to such non-replacement Interest Rate Caps, in an amount necessary to fully amortize the original principal amount of the Variable Structured ARM Advance over the Amortization Period, and the principal component of the Variable Structured ARM Advance payment(s) equal to the Fixed Monthly Principal Component as set forth in the Schedule of Advance Terms, plus (2) the Monthly Cap Escrow Payments, if any, for the succeeding twelve (12) month period; provided, however, if there are no principal payments due on a Variable Master Credit Facility Agreement Form 6001.MCFA Page 21 Schedule 1 (Definitions Schedule) 06-19 © 2019 Fannie Mae STEADFAST (STAR) 2/PNC (2020 MCFA) 49046845-v11

Structured ARM Advance during the Interest Rate Cap term for which the Maximum Calculated Strike Rate is being calculated, then the payments relating to such Variable Structured ARM Advance shall not be required to include principal amortization for purposes of this calculation. Notwithstanding the foregoing, if there are Variable Structured ARM Advances Outstanding for which there are no Interest Rate Caps outstanding at the time of the calculation, then such Variable Advances shall be included in (3) below divided by (2) 1.00 (or 1.30 during the period Borrower has elected the Elected Coverage and LTV Tests) divided by (3) the total of all Variable Advances Outstanding, that were not included in (b)(1)(B), at the time of the calculation minus (4) the amortization factor for all Variable Advances to be obtained or Variable Advances Outstanding if principal is to be paid during the Interest Rate Cap term minus (5) the Margin (or for Variable Structured ARM Advances to be obtained, until rate locked, the indicative pricing as determined pursuant to the Underwriting and Servicing Requirements) minus (6) the cap cost factor. “Maximum Inspection Fee” has the meaning set forth in the Summary of Master Terms. “Maximum Repair Cost” shall be the amount(s) set forth in the Required Repair Schedule, if any. “Maximum Repair Disbursement Interval” has the meaning set forth in the Summary of Master Terms. “Maximum Replacement Reserve Disbursement Interval” has the meaning set forth in the Summary of Master Terms. “Maximum Restoration Reserve Disbursement Interval” has the meaning set forth in the Summary of Master Terms. Master Credit Facility Agreement Form 6001.MCFA Page 22 Schedule 1 (Definitions Schedule) 06-19 © 2019 Fannie Mae STEADFAST (STAR) 2/PNC (2020 MCFA) 49046845-v11

“MBS” means an investment security that represents an undivided beneficial interest in a pool of mortgage loans or participation interests in mortgage loans held in trust pursuant to the terms of a governing trust document. “Mezzanine Debt” means a loan to a direct or indirect owner of Borrower secured by a pledge of such owner’s interest in an entity owning a direct or indirect interest in Borrower. “Minimum Repairs Disbursement Amount” has the meaning set forth in the Summary of Master Terms. “Minimum Replacement Reserve Disbursement Amount” has the meaning set forth in the Summary of Master Terms. “Minimum Restoration Reserve Disbursement Amount” has the meaning set forth in the Summary of Master Terms. “Monthly Cap Escrow Payment” shall have the same meaning as the term “Monthly Deposit” in the Cap Security Agreement. “Monthly Debt Service Payment” has the meaning set forth in the applicable Schedule of Advance Terms. “Monthly Replacement Reserve Deposit” has the meaning set forth in the Summary of Master Terms. “Moody’s” means Moody’s Investors Service, Inc., a corporation organized and existing under the laws of the State of Delaware, and its successors and assigns, if such successors and assigns shall continue to perform the functions of a securities rating agency. “Mortgaged Property” individually has the meaning set forth in the Security Instrument and collectively means the Initial Mortgaged Properties and the Additional Mortgaged Properties, but excluding each Release Mortgaged Property from and after the date of its Release from the Collateral Pool. “Mortgaged Property Addition Schedule” means Schedule 11 attached to this Master Agreement. “Mortgaged Property Release Schedule” means Schedule 10 attached to this Master Agreement. “Multiemployer Plan” shall mean a multiemployer plan within the meaning of Section 4001(a)(3) or Section 3(37) of ERISA (a) to which Borrower or any ERISA Affiliate is making or accruing an obligation to make contributions; (b) to which Borrower or any ERISA Affiliate has in the past made contributions; or (c) with respect to which Borrower or any ERISA Affiliate could incur liability. “Multifamily Project Address” has the meaning set forth in the Summary of Master Terms. Master Credit Facility Agreement Form 6001.MCFA Page 23 Schedule 1 (Definitions Schedule) 06-19 © 2019 Fannie Mae STEADFAST (STAR) 2/PNC (2020 MCFA) 49046845-v11

“Multifamily Residential Property” means a residential property located in the United States and conforming to the Underwriting and Servicing Requirements. “Net Cash Flow” means, for any specified period determined by Lender with respect to any Mortgaged Property, the net income during such period equal to Gross Revenues during such period less the aggregate Operating Expenses during such period. “Non-Recourse Guaranty” means, if applicable, that certain Guaranty of Non-Recourse Obligations of even date herewith executed by Guarantor to and for the benefit of Lender, as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time. “Note” means, individually and collectively, each Fixed Note and/or each Variable Note. “O&M Plan” has the meaning set forth in the Environmental Indemnity Agreement. “OFAC” means the United States Treasury Department, Office of Foreign Assets Control, and any successor thereto. “One Month LIBOR” means the ICE Benchmark Administration Limited (or any successor administrator) fixing of the London Inter-Bank Offered Rate for 1-month U.S. Dollar-denominated deposits as reported by Reuters through electronic transmission. If the foregoing index is no longer posted through electronic transmission, is no longer available or, in Lender’s determination, is no longer widely accepted or has been replaced as the index for similar financial instruments (regardless of whether the index continues to be posted electronically or available), Lender will choose a new Index taking into account general comparability to the previous Index and other factors, including any adjustment factor to preserve the relative economic positions of Borrower and Lender with respect to the Advance. “Operating Expenses” means, for any period, all expenses in respect of any Mortgaged Property, as determined pursuant to the Underwriting and Servicing Requirements based on the certified operating statement for such specified period, as may be adjusted by Lender in its sole and absolute discretion to provide for the following: (a) all appropriate types of expenses, including a management fee, deposits for the Replacements (whether funded or not), and deposits for Repairs are included in the total operating expense figure; (b) upward adjustments to individual line item expenses to reflect market norms or actual costs and to correct any unusually low expense items, which could not be replicated by a different owner or manager (e.g., a market rate management fee will be included regardless of whether or not a management fee is charged, market rate payroll will be included regardless of whether shared payroll provides for economies, etc.); and (c) downward adjustments to individual line item expenses to reflect unique or aberrant costs (e.g., non-recurring capital costs, non-operating borrower expenses, etc.); Master Credit Facility Agreement Form 6001.MCFA Page 24 Schedule 1 (Definitions Schedule) 06-19 © 2019 Fannie Mae STEADFAST (STAR) 2/PNC (2020 MCFA) 49046845-v11

provided that capital expenditures, amortization and depreciation shall not be counted as operating expenses. “Organizational Certificate” means, collectively, certificates from Borrower and Guarantor to Lender, in the form of Exhibits K-1 and K-2 to this Master Agreement, certifying as to certain organizational matters with respect to each Borrower and Guarantor. “Organizational Documents” means all certificates, instruments, other documents and any amendments thereto in effect on the Initial Effective Date and the applicable Effective Date pursuant to which any Person is organized, operates or is governed, including (a) with respect to a corporation, its articles of incorporation and bylaws, (b) with respect to a limited partnership, its limited partnership certificate and partnership agreement, (c) with respect to a general partnership or joint venture, its partnership or joint venture agreement, (d) with respect to a limited liability company, its articles of organization and operating agreement, in each case all amendments, supplements and modifications thereto, and (e) any other document that affects the Control of, or the ability to oversee the management and day-to-day operations of such Person. “Outstanding” or “outstanding” means, when used in connection with promissory notes, other debt instruments or the Advances, for a specified date, promissory notes or other debt instruments which have been issued, or Advances which have been made, to the extent not repaid in full as of the specified date. “Ownership Interests” means, with respect to any entity, any direct or indirect ownership interests in the entity and any economic rights (such as a right to distributions, net cash flow or net income) to which the owner of such ownership interests is entitled. “Ownership Interests Schedule” means Schedule 13 attached to this Master Agreement. “Payment Change Date” has the meaning set forth in the applicable Schedule of Advance Terms. “Payment Date” means the First Payment Date and the first (1st) day of each month thereafter until the applicable Advance is fully paid. “Payment Guaranty” means, if applicable, that certain Guaranty (Payment) of even date herewith executed by Guarantor to and for the benefit of Lender, as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time. “Permitted Encumbrance” has the meaning set forth in the Security Instrument. “Permitted Mezzanine Debt” means Mezzanine Debt incurred by a direct or indirect owner or owners of Borrower where the exercise of any of the rights and remedies by the holder or holders of the Mezzanine Debt would not in any circumstance cause (a) a change in Control in Borrower Entity, or (b) a Transfer of a direct or indirect Restricted Ownership Interest in Borrower Entity. “Permitted Preferred Equity” means Preferred Equity that does not (a) require mandatory dividends, distributions, payments or returns (including at maturity or in connection with a Master Credit Facility Agreement Form 6001.MCFA Page 25 Schedule 1 (Definitions Schedule) 06-19 © 2019 Fannie Mae STEADFAST (STAR) 2/PNC (2020 MCFA) 49046845-v11

redemption), or (b) provide the Preferred Equity owner with rights or remedies on account of a failure to receive any preferred dividends, distributions, payments or returns (or, if such rights are provided, the exercise of such rights do not violate the Loan Documents or are otherwise exercised with the prior written consent of Lender in accordance with Article 11 (Liens, Transfers, and Assumptions) of this Master Agreement and the payment of all applicable fees and expenses as set forth in Section 11.03(g) (Further Conditions on Transfers Requiring Lender’s Consent) of this Master Agreement). “Permitted Prepayment Date” means the last Business Day of a calendar month. “Person” means an individual, an estate, a trust, a corporation, a partnership, a limited liability company or any other organization or entity (whether governmental or private). “Personal Property” means all of Borrower’s present and hereafter acquired right, title and interest in Goods, accounts, choses of action, chattel paper, documents, general intangibles (including Software), payment intangibles, instruments, investment property, letter of credit rights, supporting obligations, computer information, source codes, object codes, records and data, all telephone numbers or listings, claims (including claims for indemnity or breach of warranty), deposit accounts and other property or assets of any kind or nature related to the Land or the Improvements, including operating agreements, surveys, plans and specifications and contracts for architectural, engineering and construction services relating to the Land or the Improvements, and all other intangible property and rights relating to the operation of, or used in connection with, the Land or the Improvements, including all governmental permits relating to any activities on the Land. “Personalty” has the meaning set forth in the Security Instrument. “Potential Event of Default” means any event or circumstance that, with the giving of notice or the passage of time, or both, would constitute an Event of Default. “Preferred Equity” means a direct or indirect equity Ownership Interest in, economic interests in, or rights with respect to, Borrower that provide an equity owner preferred dividend, distribution, payment, or return treatment relative to other equity owners. “Prepayment Lockout Period” for any Advance has the meaning set forth in the applicable Schedule of Advance Terms. “Prepayment Notice” means the written notice that Borrower is required to provide to Lender in accordance with Section 2.04 (Prepayment; Prepayment Lockout; Prepayment Premium) in order to make a prepayment on an Advance, which shall include, at a minimum, the Intended Prepayment Date. “Prepayment Premium” means, individually, the amount payable by Borrower in connection with a prepayment of an Advance, as provided in Section 2.04 (Prepayment; Prepayment Lockout; Prepayment Premium) and calculated in accordance with the Prepayment Premium Schedule Master Credit Facility Agreement Form 6001.MCFA Page 26 Schedule 1 (Definitions Schedule) 06-19 © 2019 Fannie Mae STEADFAST (STAR) 2/PNC (2020 MCFA) 49046845-v11

applicable to such Advance for such Advance, and, collectively, all amounts payable pursuant to all Prepayment Premium Schedules. “Prepayment Premium Period End Date” or “Yield Maintenance Period End Date” for any Advance has the meaning set forth in the applicable Schedule of Advance Terms. “Prepayment Premium Period Term” or “Yield Maintenance Period Term” for any Advance has the meaning set forth in the applicable Schedule of Advance Terms. “Prepayment Premium Schedule” means, individually and collectively, Schedule 4 (Prepayment Premium) to this Master Agreement for each Advance. “Prepayment Premium Term” for any Advance has the meaning set forth in the applicable Schedule of Advance Terms. “Prohibited Person” means: (a) any Person with whom Lender or Fannie Mae is prohibited from doing business pursuant to any law, rule, regulation, judicial proceeding or administrative directive; or (b) any Person identified on the United States Department of Housing and Urban Development’s “Limited Denial of Participation, HUD Funding Disqualifications and Voluntary Abstentions List,” or on the General Services Administration’s “System for Award Management (SAM)” exclusion list, each of which may be amended from time to time, and any successor or replacement thereof; or (c) any Person that is determined by Fannie Mae to pose an unacceptable credit risk due to the aggregate amount of debt of such Person owned or held by Fannie Mae; or (d) any Person that has caused any unsatisfactory experience of a material nature with Fannie Mae or Lender, such as a default, fraud, intentional misrepresentation, litigation, arbitration or other similar act. “Property Delivery Deadline” has the meaning set forth in the Mortgaged Property Addition Schedule. “Property Jurisdiction” has the meaning set forth in the Security Instrument. “Property Manager” means Steadfast Management Company, Inc. or any other property manager approved by Lender. “Property-Related Documents” has the meaning set forth on Schedule 8 attached to this Master Agreement. “Property-Related Documents Schedule” means Schedule 8 attached to this Master Agreement. Master Credit Facility Agreement Form 6001.MCFA Page 27 Schedule 1 (Definitions Schedule) 06-19 © 2019 Fannie Mae STEADFAST (STAR) 2/PNC (2020 MCFA) 49046845-v11

“Publicly-Held Corporation” means a corporation, the outstanding voting stock of which is registered under Sections 12(b) or 12(g) of the Securities Exchange Act of 1934, as amended. “Publicly-Held Trust” means a real estate investment trust, the outstanding voting shares or beneficial interests of which are registered under Sections 12(b) or 12(g) of the Securities Exchange Act of 1934, as amended. “Rate Change Date” has the meaning set forth in the applicable Schedule of Advance Terms. “Release” has the meaning set forth in Section 2.10(b) (Right to Obtain Releases of Mortgaged Property). “Release Documents” mean instruments releasing the applicable Security Instrument as a Lien on a Mortgaged Property, and UCC-3 Termination Statements terminating the UCC-1 Financing Statements, and such other documents and instruments to evidence the Release of such Mortgaged Property from the Collateral Pool. “Release Fee” means with respect to any Release effected in accordance with Section 2.10(b) (Right to Obtain Releases of Mortgaged Property), a fee in the amount of $20,000 per Release Request. “Release Mortgaged Property” means the Mortgaged Property to be released pursuant to Section 2.10(b) (Right to Obtain Releases of Mortgaged Property). “Release Price” has the meaning set forth in the Mortgaged Property Release Schedule. “Release Request” means a written request, substantially in the form of Exhibit C to this Master Agreement, to obtain a Release of Mortgaged Property from the Collateral Pool pursuant to Section 2.10(b) (Right to Obtain Releases of Mortgaged Property). “Remaining Amortization Period” has the meaning set forth in the applicable Schedule of Advance Terms. “Remaining Mortgaged Properties” has the meaning set forth in the Mortgaged Property Release Schedule. “Rent Roll” means, with respect to any Mortgaged Property, a rent roll prepared and certified by the owner of such Mortgaged Property, on a form approved by Lender. “Rents” has the meaning set forth in the Security Instrument. “Repair Threshold” has the meaning set forth in the Summary of Master Terms. “Repairs” means, individually and collectively, the Required Repairs, Borrower Requested Repairs, and Additional Lender Repairs. Master Credit Facility Agreement Form 6001.MCFA Page 28 Schedule 1 (Definitions Schedule) 06-19 © 2019 Fannie Mae STEADFAST (STAR) 2/PNC (2020 MCFA) 49046845-v11

“Repairs Escrow Account” means the account established by Lender into which the Repairs Escrow Deposit is deposited to fund the Repairs. “Repairs Escrow Account Administrative Fee” has the meaning set forth in the Summary of Master Terms. “Repairs Escrow Deposit” has the meaning set forth in the Summary of Master Terms. “Replacement Reserve Account” means the account established by Lender into which the Replacement Reserve Deposits are deposited to fund the Replacements. “Replacement Reserve Account Administration Fee” has the meaning set forth in the Summary of Master Terms. “Replacement Reserve Account Interest Disbursement Frequency” has the meaning set forth in the Summary of Master Terms. “Replacement Reserve Deposits” means the Initial Replacement Reserve Deposit, Monthly Replacement Reserve Deposits and any other deposits to the Replacement Reserve Account required by this Master Agreement. “Replacement Threshold” has the meaning set forth in the Summary of Master Terms. “Replacements” means, individually and collectively, the Required Replacements, Borrower Requested Replacements and Additional Lender Replacements. “Request” means a Future Advance Request, an Addition Request, a Release Request, or a Conversion Request. “Request Opinion” means a favorable opinion of counsel (including local counsel, as applicable) to Borrower, as to the due organization and qualification of Borrower, the due authorization, execution, delivery and enforceability of each Loan Document executed in connection with the applicable Request and such other matters as Lender may reasonably require, each dated as of the Effective Date for the Request, in form and substance satisfactory to Lender in all respects. “Required Repair Schedule” means that certain Schedule 6 (Required Repair Schedule) to this Master Agreement. “Required Repairs” means those items listed on the Required Repair Schedule. “Required Replacement Schedule” means that certain Schedule 5 (Required Replacement Schedule) to this Master Agreement. “Required Replacements” means those items listed on the Required Replacement Schedule. Master Credit Facility Agreement Form 6001.MCFA Page 29 Schedule 1 (Definitions Schedule) 06-19 © 2019 Fannie Mae STEADFAST (STAR) 2/PNC (2020 MCFA) 49046845-v11

“Rescinded Payment” has the meaning set forth in Section 3.12 (Preferences, Fraudulent Conveyances, Etc.) of this Master Agreement. “Reserve/Escrow Account Funds” means, collectively, the funds on deposit in the Reserve/Escrow Accounts. “Reserve/Escrow Accounts” means, individually and collectively, the Replacement Reserve Account, the Repairs Escrow Account, and the Restoration Reserve Account. “Residential Lease” means a Lease of an individual dwelling unit. “Restoration” means any work and improvements required to be performed to the applicable Mortgaged Property following a casualty or event of loss as set forth in plans and specifications approved by Lender. “Restoration Reserve Account” means, if applicable, the account established by Lender into which insurance proceeds are deposited in order to fund a Restoration following a casualty or event of loss. “Restoration Reserve Account Administration Fee” has the meaning set forth in the Summary of Master Terms. “Restoration Threshold” has the meaning set forth in the Summary of Master Terms. “Restricted Ownership Interest means, with respect to any Borrower Entity and any Person Controlling any Borrower Entity, the following: (a) if such entity is a general partnership or a joint venture, fifty percent (50%) or more of all general partnership or joint venture interests in such entity; (b) if such entity is a limited partnership: (1) the interest of any general partner; or (2) fifty percent (50%) or more of all limited partnership interests in such entity; (c) if such entity is a limited liability company or a limited liability partnership: (1) the interest of any managing member or the contractual rights of any non-member manager; or (2) fifty percent (50%) or more of all membership or other ownership interests in such entity; Master Credit Facility Agreement Form 6001.MCFA Page 30 Schedule 1 (Definitions Schedule) 06-19 © 2019 Fannie Mae STEADFAST (STAR) 2/PNC (2020 MCFA) 49046845-v11

(d) if such entity is a corporation (other than a Publicly-Held Corporation) with only one class of voting stock, fifty percent (50%) or more of voting stock in such corporation; (e) if such entity is a corporation (other than a Publicly-Held Corporation) with more than one class of voting stock, the amount of shares of voting stock sufficient to have the power to elect the majority of directors of such corporation; (f) if such entity is a trust (other than a land trust or a Publicly-Held Trust), the power to Control such trust vested in the trustee of such trust or the ability to remove, appoint or substitute the trustee of such trust (unless the trustee of such trust after such removal, appointment or substitution is a trustee identified in the trust agreement approved by Lender); or (g) if such entity is a Publicly Held Corporation, the amount of share of voting stock sufficient to take the entity private. “Re-Underwriting Fee” means a non-refundable fee of $5,000 per Mortgaged Property then in the Collateral Pool in connection with any Borrow Up with a maximum fee of $25,000 if the Collateral Pool is comprised of ten (10) or less Mortgaged Properties, or a maximum of $45,000 if the pool is comprised of greater than ten (10) Mortgaged Properties. “Review Fee” means the non-refundable fee of $6,000 payable to Lender. “S&P” means Standard & Poor’s Credit Markets Services, a division of The McGraw-Hill Companies, Inc., a New York corporation, and its successors and assigns, if such successors and assigns shall continue to perform the functions of a securities rating agency. “Sanctioned Country” means a country subject to either a targeted or comprehensive country- wide sanctions program administered and enforced by OFAC, which list is updated from time to time. “Sanctioned Person” means (a) a Person named on the list of “Specially Designated Nationals and Blocked Persons” maintained by OFAC, available at http://www.treasury.gov/resource- center/sanctions/SDN-List/Pages/default.aspx, or as otherwise published from time to time; (b) (1) an agency of the government of a Sanctioned Country, (2) an organization controlled by a Sanctioned Country, or (3) a Person resident in a Sanctioned Country, to the extent any Person described in clauses (1), (2) or (3) is the subject of a sanctions program administered by OFAC; and, (c) a Person whose property and interests in property are blocked pursuant to an Executive Order or regulations administered by OFAC consistent with the guidance issued by OFAC. “Schedule of Advance Terms” means, individually and collectively as the context may require the Schedule(s) of Advance Terms attached to this Master Agreement as Schedule 3 as of the Initial Effective Date and as such Schedule shall be amended or supplemented with respect to any Future Advance. “Security Documents” means the Security Instruments and any other documents executed by Borrower or Guarantor from time to time to secure any of Borrower’s or Guarantor’s obligations Master Credit Facility Agreement Form 6001.MCFA Page 31 Schedule 1 (Definitions Schedule) 06-19 © 2019 Fannie Mae STEADFAST (STAR) 2/PNC (2020 MCFA) 49046845-v11

under the Loan Documents, as the same may be amended, restated, modified or supplemented from time to time. “Security Instrument” means for each Mortgaged Property, a Multifamily Mortgage, Deed of Trust or Deed to Secure Debt, Assignment of Leases and Rents and Security Agreement given by a Borrower to or for the benefit of Lender to secure the obligations of Borrower under the Loan Documents. With respect to each Mortgaged Property owned by a Borrower, the Security Instrument shall be substantially in the form published by Fannie Mae for use in the state in which the Mortgaged Property is located. The amount secured by the Security Instrument shall be equal to the aggregate original principal amount of all Advances Outstanding in effect from time to time. “Selected Advance” has the meaning set forth in Section (d) (Application of Release Price) of the Mortgaged Property Release Schedule. “Senior Management” means Rodney F. Emery (Chairman of the Board and Chief Executive Officer of Guarantor), Ella S. Neyland (Affiliated Director and President/Chief Financial Officer of Guarantor), and any other person holding any of the aforementioned titles in the future. “Servicing Arrangement” means any arrangement between Lender and the Loan Servicer for loss sharing or interim advancement of funds. “Short-Term Rental” means any Lease or master Lease (including subleases, licenses, and other possessory interests, whether oral or written) of an individual dwelling unit, for which the intended occupancy of the dwelling unit is for a period or periods of less than thirty (30) days, irrespective of the stated term of the Lease, including any Lease: (a) for corporate tenant and guest suite purposes; or (b) with an agreement or arrangement between either: (i) Borrower and a tenant whereby the tenant may enter into a separate agreement or arrangement with a Short-Term Rental Provider to offer Short-Term Rentals at the Mortgaged Property; or (ii) Borrower and a Short-Term Rental Provider, pursuant to which tenants may offer Short-Term Rentals at the Mortgaged Property. “Short-Term Rental Provider” means any platform or provider (including any internet or online service platform or provider) that offers Short-Term Rental services and arrangements, including booking and reservation services to guests and customers. “Single Purpose” means compliance with Section 4.01(h) (Borrower Status – Representations and Warranties – Single Purpose Status) and Section 4.02(d) (Borrower Status – Covenants – Single Purpose Status) of this Master Agreement. “Software” has the meaning set forth in the Security Instrument. Master Credit Facility Agreement Form 6001.MCFA Page 32 Schedule 1 (Definitions Schedule) 06-19 © 2019 Fannie Mae STEADFAST (STAR) 2/PNC (2020 MCFA) 49046845-v11

“SPE Owner” means the entities identified on the Ownership Interests Schedule that comply with the provisions of Section 4.02(d) (Borrower Status – Covenants – Single Purpose Status) and the SPE Requirements, as such schedule may be updated with the Addition of new Borrowers to this Master Agreement. [At the time of the Initial Effective Date, there are no SPE Owners other than Borrowers.] “SPE Requirements” means those provisions set forth on the SPE Requirements Schedule. “SPE Requirements Schedule” means Schedule 17 attached to this Master Agreement. “Staggered Substitution” means a Substitution of Additional Mortgaged Property that occurs subsequent to the release of the Release Mortgaged Property. “Substitution” has the meaning set forth in Section 2.10(d) (Right to Substitutions). “Substitution Cost Deposit” has the meaning set forth in the Mortgaged Property Release Schedule. “Substitution Costs” has the meaning set forth in the Mortgaged Property Release Schedule. “Substitution Deposit” has the meaning set forth in the Mortgaged Property Release Schedule. “Substitution Fee” means with respect to any Substitution effected in accordance with Section 2.10(d) (Right to Substitutions), a fee in the amount which is the greater of (a) fifteen basis points (0.15%) multiplied by the Allocable Facility Amount of the Mortgaged Property being added in connection with the Substitution, and (b) $25,000. “Summary of Master Terms” means that certain Schedule 2 (Summary of Master Terms) to this Master Agreement. “Survey” means the as-built survey of each Mortgaged Property prepared in accordance with the Underwriting and Servicing Requirements. “Taxes” has the meaning set forth in the Security Instrument. “Term of this Master Agreement” means the period beginning on the Initial Effective Date and ending on the Termination Date. “Termination Date” means the earlier of (a) the date this Master Agreement is terminated pursuant to a Termination Request and (b) at any time during which Advances are Outstanding, the latest Maturity Date for any Advance Outstanding. “Termination Documents” means the instruments releasing the Security Instruments as liens on the Mortgaged Properties, UCC-3 Termination Statements terminating the UCC-1 Financing Statements in favor of Lender, and such other documents and instruments necessary to evidence the release of the Collateral from any Lien securing the Indebtedness, and the Notes, all in Master Credit Facility Agreement Form 6001.MCFA Page 33 Schedule 1 (Definitions Schedule) 06-19 © 2019 Fannie Mae STEADFAST (STAR) 2/PNC (2020 MCFA) 49046845-v11

connection with the termination of this Master Agreement pursuant to Section 2.11 (Termination of Master Agreement). “Termination Request” means a written request, substantially in the form of Exhibit F to this Master Agreement, to terminate this Master Agreement pursuant to Section 2.11 (Termination of Master Agreement). “Three Month LIBOR” means the ICE Benchmark Administration Limited (or any successor administrator) fixing of the London Inter-Bank Offered Rate for 3-month U.S. Dollar-denominated deposits as reported by Reuters through electronic transmission. If the foregoing index is no longer posted through electronic transmission, is no longer available or, in Lender’s determination, is no longer widely accepted or has been replaced as the index for similar financial instruments (regardless of whether the index continues to be posted electronically or available), Lender will choose a new Index taking into account general comparability to the previous Index and other factors, including any adjustment factor to preserve the relative economic positions of Borrower and Lender with respect to the Advance. “Title Company” means the title company which provides title insurance for the Mortgaged Property. “Title Policy” means, individually and collectively, the mortgagee’s loan policies of title insurance issued by the Title Company from time to time in connection with the Advances and insuring the lien of the Security Instrument as set forth therein, as approved by Lender, including any endorsements attached thereto. “Transfer” means: (a) as used with respect to Ownership Interests, (1) a sale, assignment, pledge, grant or creation of a lien, encumbrance or security interest, transfer or other disposition (whether voluntary, involuntary, or by operation of law) in any right, title or interest in any Ownership Interest in a Borrower Entity or Identified Party, or (2) the issuance or other creation of new Ownership Interests in a Borrower Entity, or (3) a merger or consolidation of Borrower Entity or Identified Party into another entity or of another entity into Borrower Entity or Identified Party as the case may be, or (4) the dissolution, Division, or liquidation of any Borrower Entity, or (5) the conversion of a Borrower Entity or Identified Party from one type of entity to another type of entity, or (6) the amendment, modification or any other change in the governing instrument or instruments of Borrower Entity or Identified Party which has the effect of changing the relative powers, rights, privileges, voting rights or economic interests of the Ownership Interests in such Borrower Entity or Identified Party; or (7) the withdrawal, removal or involuntary resignation of any owner or manager of any Borrower Entity or Identified Party; (b) as used with respect to a Mortgaged Property, (1) a sale, assignment, lease, pledge, transfer or other disposition (whether voluntary or by operation of law) other than Residential Leases, Material Commercial Leases or non-Material Commercial Leases permitted by this Master Agreement, or (2) a grant, pledge, creation or attachment of a lien (other than a Permitted Master Credit Facility Agreement Form 6001.MCFA Page 34 Schedule 1 (Definitions Schedule) 06-19 © 2019 Fannie Mae STEADFAST (STAR) 2/PNC (2020 MCFA) 49046845-v11

Encumbrance), encumbrance or security interest (whether voluntary, involuntary, or by operation of law) in, any estate, rights, title or interest in the Mortgaged Property, or any portion thereof. “Transfer Fee” means a fee equal to one percent (1%) of the unpaid principal balance of the Advances Outstanding (or such lesser amount as determined by Lender) payable to Lender in connection with any Transfer for which Lender’s consent is required (including in connection with an assumption of the Master Agreement). Notwithstanding the foregoing, in connection with the initial Transfer, on a one-time basis only, the Transfer Fee shall be equal to the lesser of (a) one percent (1%) of the unpaid principal balance of the Advances Outstanding or (b) $2,000,000. “Treasury Regulations” means regulations, revenue rulings and other public interpretations of the Internal Revenue Code by the Internal Revenue Service, as such regulations, rulings and interpretations may be amended or otherwise revised from time to time. “UCC” has the meaning set forth in the Security Instrument. “UCC Collateral” has the meaning set forth in the Security Instrument. “Underwriting and Servicing Requirements” means Lender’s overall requirements for Multifamily Residential Properties in connection with similar loans sold or anticipated to be sold to Fannie Mae, pursuant to Fannie Mae’s then current guidelines, including, requirements relating to appraisals, property condition assessments, environmental site assessments, and servicing and asset management, as such requirements may be amended, modified, updated, superseded, supplemented or replaced from time to time. “Valuation” means, for any specified date, with respect to a Multifamily Residential Property, (a) if an Appraisal of the Multifamily Residential Property was more recently obtained by Lender than a Capitalization Rate for the Multifamily Residential Property, the Appraised Value of such Multifamily Residential Property, or (b) if a Capitalization Rate for the Multifamily Residential Property was more recently obtained by Lender than an Appraisal of the Multifamily Residential Property, the value derived by dividing— (1) the Net Cash Flow of such Multifamily Residential Property, by (2) the most recent Capitalization Rate determined by Lender. Notwithstanding the foregoing, any Valuation for a Multifamily Residential Property calculated for a date occurring before the first anniversary of the date on which the Multifamily Residential Property becomes a part of the Collateral Pool shall equal the Appraised Value of such Multifamily Residential Property, unless Lender determines that changed market or property conditions warrant that the value be determined as set forth in the preceding sentence. “Variable Advance” means any variable rate execution approved by Lender evidenced by a Variable Note. Master Credit Facility Agreement Form 6001.MCFA Page 35 Schedule 1 (Definitions Schedule) 06-19 © 2019 Fannie Mae STEADFAST (STAR) 2/PNC (2020 MCFA) 49046845-v11

“Variable Fee” means for any Variable Advance, the number of basis points per annum determined at the time of funding of such Variable Advance by Lender as the Variable Fee for such Variable Advance. “Variable Note” means the promissory note (together with all schedules, riders, allonges, addenda, renewals, extensions, amendments and modifications thereto), which will be issued by Borrower to Lender, concurrently with the funding of each Variable Advance, and which promissory note will be the same or substantially similar in form to the then current form of promissory note utilized by Fannie Mae for variable rate loans with the applicable type of loan execution. “Variable Structured ARM Advance” means a loan made by Lender to Borrower that is anticipated to be sold to Fannie Mae under the Fannie Mae Structured Adjustable Rate Mortgage Program. “Voidable Transfer” means any fraudulent conveyance, preference or other voidable or recoverable payment of money or transfer of property. “Yield Maintenance Period End Date” or “Prepayment Premium Period End Date” for any Advance has the meaning set forth in the applicable Schedule of Advance Terms. “Yield Maintenance Period Term” or “Prepayment Premium Period Term” for any Advance has the meaning set forth in the applicable Schedule of Advance Terms. [Remainder of Page Intentionally Blank] Master Credit Facility Agreement Form 6001.MCFA Page 36 Schedule 1 (Definitions Schedule) 06-19 © 2019 Fannie Mae STEADFAST (STAR) 2/PNC (2020 MCFA) 49046845-v11

SCHEDULE 2
TO MASTER CREDIT FACILITY AGREEMENT

Summary of Master Terms

I. GENERAL PARTY AND MULTIFAMILY PROJECT INFORMATION	
Borrower	(a) SIR Hamburg, LLC, a Delaware limited liability company (b) Brice Grove Apartments, LLC, a Delaware limited liability company (c) SIR Mallard Crossing, LLC, a Delaware limited liability company (d) SIR Montclair Parc, LLC, a Delaware limited liability company (e) SIR Carrington Champion, LLC, a Delaware limited liability company (f) SIR Carrington Place, LLC, a Delaware limited liability company (g) SIR Waterford Riata, LLC, a Delaware limited liability company
Lender	PNC Bank, National Association, a national banking association
Key Principal	Steadfast Apartment REIT, Inc.
Guarantor	Steadfast Apartment REIT, Inc.
Multifamily Project	(a) Retreat at Hamburg Place (b) BriceGrove Park Apartments (c) Mallard Crossing Apartments (d) Montclair Parc Apartment Homes (e) Carrington at Champion Forest (f) Carrington Place (g) Waterford Place at Riata Ranch
ADDRESSES	
Borrower's General Business Address	c/o Steadfast Companies 18100 Von Karman Avenue, Suite 500

Master Credit Facility Agreement
Schedule 2 (Summary of Master Terms)
STEADFAST (STAR) 2/PNC (2020 MCFA)
49046845-v11
Form 6001.MCFA
06-19
Page 1
© 2019 Fannie Mae

	Irvine, California 92612 Attention: General Counsel
Borrower's Notice Address	c/o Steadfast Companies 18100 Von Karman Avenue, Suite 500 Irvine, California 92612 Attention: General Counsel with a courtesy copy to Borrower's counsel: DeFrenza Lee LLP 3200 Park Center Drive, Suite 1160 Costa Mesa, California 92626 Attention: Lynn Lee
Multifamily Project Address	(a) Retreat at Hamburg Place 2365 Sir Barton Way Lexington, Fayette County, KY 40509 (b) BriceGrove Park Apartments 6617 Bricegrove Boulevard Canal Winchester, Franklin County, OH 43110 (c) Mallard Crossing Apartments 9980 Hanover Way Loveland, Hamilton County and Warren County, OH 45140 (d) Montclair Parc Apartment Homes 10900 S. Pennsylvania Avenue Oklahoma City, Cleveland County, OK 73170 (e) Carrington at Champion Forest 13313 Cutten Road Houston, Harris County, TX 77069 (f) Carrington Place 12700 FM 1960 Road West Houston, Harris County, TX 77065 (g) Waterford Place at Riata Ranch 10880 Barker Cypress Road Cypress, Harris County, TX 77433
Key Principal's General Business Address	Steadfast Companies 18100 Von Karman Avenue, Suite 500 Irvine, California 92612
Key Principal's Notice Address	Steadfast Companies 18100 Von Karman Avenue, Suite 500 Irvine, California 92612

Master Credit Facility Agreement
Schedule 2 (Summary of Master Terms)
STEADFAST (STAR) 2/PNC (2020 MCFA)
49046845-v11
Form 6001.MCFA
06-19
Page 2
© 2019 Fannie Mae

Steadfast Companies Guarantor’s General Business 18100 Von Karman Avenue, Suite 500 Address Irvine, California 92612 c/o Steadfast Companies 18100 Von Karman Avenue, Suite 500 Irvine, California 92612 Attention - General Counsel with a courtesy copy to Borrower’s counsel:1 DeFrenza Lee LLP 3200 Park Center Drive, Suite 1160 Guarantor’s Notice Address Costa Mesa, California 92626 Attention: Lynn Lee 1 Lender shall endeavor to give Borrower’s counsel a courtesy copy of any notice given to Borrower by Lender; provided, however, failure to provide such courtesy copy notice shall not affect the validity or sufficiency of any notice to Borrower, shall not affect Lender’s rights and remedies hereunder or under any other Loan Document, nor subject Lender to any claim by or liability to Borrower. PNC Bank, National Association 26901 Agoura Road, Suite 200 Lender’s General Business Calabasas Hills, California 91301-9932 Address Attention: Loan Administration Department Telecopy No.: (818) 880-3313 PNC Bank, National Association 26901 Agoura Road, Suite 200 Calabasas Hills, California 91301-9932 Lender’s Notice Address Attention: Loan Administration Department Telecopy No.: (818) 880-3313 Email: MFCreditFacilities@pnc.com PNC Bank, National Association Lender’s Payment Address 26901 Agoura Road, Suite 200 Calabasas Hills, California 91301-9932 Facility Minimum Underwriting 3.50% Strike Rate Master Credit Facility Agreement Form 6001.MCFA Page 3 Schedule 2 (Summary of Master Terms) 06-19 © 2019 Fannie Mae STEADFAST (STAR) 2/PNC (2020 MCFA) 49046845-v11

II. RESERVE INFORMATION	
Completion Period	Within twelve (12) months after the Effective Date or as otherwise shown on the Required Repair Schedule (provided that life safety Repairs shall be completed prior to the Effective Date unless the Mortgaged Property is being acquired in an arm's-length transaction with an unrelated third party, in which case life safety Repairs shall be completed within forty-five (45) days of the Effective Date).
Initial Replacement Reserve Deposit	As set forth on the Required Replacement Schedule
Maximum Inspection Fee	$1,000
Maximum Repair Disbursement Interval	One time per calendar month
Maximum Replacement Reserve Disbursement Interval	One time per calendar month
Maximum Restoration Reserve Disbursement Interval	One (1) time per calendar month
Minimum Repairs Disbursement Amount	$2,500
Minimum Replacement Reserve Disbursement Amount	$2,500
Minimum Restoration Reserve Disbursement Amount	$10,000
Monthly Replacement Reserve Deposit	As set forth on the Required Replacement Schedule
Repair Threshold	$50,000
Repairs Escrow Account Administrative Fee	$500.00, payable one time

Master Credit Facility Agreement
Schedule 2 (Summary of Master Terms)
STEADFAST (STAR) 2/PNC (2020 MCFA)
49046845-v11

Form 6001.MCFA
06-19

Page 4
© 2019 Fannie Mae

Repairs Escrow Deposit As set forth on the Required Repair Schedule One-eighth of one percent (0.125%) of the average Replacement Reserve Account Replacement Reserve account balance, payable Administration Fee annually Replacement Reserve Account Monthly Interest Disbursement Frequency Replacement Threshold $50,000 Restoration Reserve Account $500.00, payable one time Administration Fee Restoration Threshold $50,000 [Remainder of Page Intentionally Blank] Master Credit Facility Agreement Form 6001.MCFA Page 5 Schedule 2 (Summary of Master Terms) 06-19 © 2019 Fannie Mae STEADFAST (STAR) 2/PNC (2020 MCFA) 49046845-v11

SCHEDULE 3.1 TO MASTER CREDIT FACILITY AGREEMENT Schedule of Advance Terms III. INFORMATION FOR $79,170,000 FIXED ADVANCE MADE JUNE 17, 2020 Advance Amount $79,170,000 Advance Term One hundred twenty (120) months The period beginning on the Effective Date and ending Advance Year on the last day of June, 2021, and each successive twelve (12) month period thereafter. Amortizing Amortization Type Full Term Interest Only Partial Interest Only Effective Date June 17, 2020 First Payment Date The first day of August, 2020. First Principal and Interest The first day of August, 2025. Payment Date Fixed Rate 2.82% Master Credit Facility Agreement Form 6001.MCFA Page 1 Schedule 3.1 (Schedule of Advance Terms) 03-19 © 2019 Fannie Mae STEADFAST (STAR) 2/PNC (2020 MCFA) 49046845-v11

30/360 (computed on the basis of a three hundred sixty (360) day year consisting of twelve (12) thirty (30) day months). or Actual/360 (computed on the basis of a three Interest Accrual Method hundred sixty (360) day year and the actual number of calendar days during the applicable month, calculated by multiplying the unpaid principal balance of the Advance by the Interest Rate, dividing the product by three hundred sixty (360), and multiplying the quotient obtained by the actual number of days elapsed in the applicable month). Interest Only Term Sixty (60) months Interest Rate The Fixed Rate Interest Rate Type Fixed Rate Last Interest Only Payment Date The first day of July, 2025. The first day of July 1, 2030, or any earlier date on Maturity Date which the unpaid principal balance of the Advance becomes due and payable by acceleration or otherwise. Master Credit Facility Agreement Form 6001.MCFA Page 2 Schedule 3.1 (Schedule of Advance Terms) 03-19 © 2019 Fannie Mae STEADFAST (STAR) 2/PNC (2020 MCFA) 49046845-v11

(i) $192,251.15 for the First Payment Date; (ii) for each Payment Date thereafter through and including the Last Interest Only Payment Date: (a) $173,646.20 if the prior month was a 28-day month; (b) $179,847.85 if the prior month was a 29-day month; Monthly Debt Service Payment (c) $186,049.50 if the prior month was a 30-day month; and (d) $192,251.15 if the prior month was a 31-day month; and (iii) $326,147.51 for the First Principal and Interest Payment Date and each Payment Date thereafter until the Advance is fully paid. Prepayment Lockout Period The 0 Advance Year of the term of the Advance. As of the First Principal and Interest Payment Date and each Payment Date thereafter, the Amortization Period Remaining Amortization Period minus the number of scheduled principal and interest Monthly Debt Service Payments that have elapsed since the Effective Date. IV. YIELD MAINTENANCE/PREPAYMENT PREMIUM INFORMATION Yield Maintenance Period End Date or The last day of December, 2029. Prepayment Premium Period End Date Yield Maintenance Period Term or One hundred fourteen (114) months Prepayment Premium Period Term [Remainder of Page Intentionally Blank] Master Credit Facility Agreement Form 6001.MCFA Page 3 Schedule 3.1 (Schedule of Advance Terms) 03-19 © 2019 Fannie Mae STEADFAST (STAR) 2/PNC (2020 MCFA) 49046845-v11

SCHEDULE 3.2 TO MASTER CREDIT FACILITY AGREEMENT Schedule of Advance Terms III. INFORMATION FOR $79,170,000 VARIABLE/SARM ADVANCE MADE JUNE 17, 2020 Until the first Rate Change Date, the Initial Adjustable Rate, and from and after each Rate Change Date following the first Rate Change Date until the next Rate Change Date, a per annum interest rate that is the sum Adjustable Rate of (i) the Current Index, and (ii) the Margin, which sum is then rounded to the nearest three (3) decimal places; provided, however, that the Adjustable Rate shall never be less than the Margin. Advance Amount $79,170,000 Advance Term One hundred twenty (120) months The period beginning on the Effective Date and ending Advance Year on the last day of June 2021, and each successive twelve (12) month period thereafter. Amortizing Amortization Type Full Term Interest Only Partial Interest Only The published Index that is effective on the Business Current Index Day immediately preceding the applicable Rate Change Date. Effective Date June 17, 2020 First Payment Date The first day of August, 2020. First Principal and Interest The first day of August, 2025. Payment Date Fixed Monthly Principal $144,391.27 Component Master Credit Facility Agreement Form 6001.MCFA Page 1 Schedule 3.2 (Schedule of Advance Terms) 03-19 © 2019 Fannie Mae STEADFAST (STAR) 2/PNC (2020 MCFA) 49046845-v11

Fixed Rate Amortization Factor 4.956% per annum Index One Month LIBOR Initial Adjustable Rate 2.318% per annum. Initial Monthly Debt Service $158,027.72 Payment Actual/360 (computed on the basis of a three hundred sixty (360) day year and the actual number of calendar days during the applicable month, calculated by multiplying the unpaid principal balance of the Interest Accrual Method Advance by the Interest Rate, dividing the product by three hundred sixty (360), and multiplying the quotient obtained by the actual number of days elapsed in the applicable month). Interest Only Term Sixty (60) months. Interest Rate Type Structured ARM Last Interest Only Payment Date The first day of July, 2025. Margin 2.135% The first day of July, 2030, or any later date to which the Maturity Date may be extended (if at all) pursuant to this Master Agreement in connection with an election by Borrower to convert the Interest Rate on the Maturity Date Advance to a fixed rate pursuant to the terms of this Master Agreement, or any earlier date on which the unpaid principal balance of the Advance becomes due and payable by acceleration or otherwise. Master Credit Facility Agreement Form 6001.MCFA Page 2 Schedule 3.2 (Schedule of Advance Terms) 03-19 © 2019 Fannie Mae STEADFAST (STAR) 2/PNC (2020 MCFA) 49046845-v11

(i) for the First Payment Date, the Initial Monthly Debt Service Payment; (ii) for each Payment Date thereafter through and including the Last Interest Only Payment Date, the amount obtained by multiplying the unpaid principal balance of the Advance by the Adjustable Rate, dividing the product by three hundred sixty (360), and multiplying the quotient by the actual number of days elapsed in the applicable month; (iii) for the First Principal and Interest Payment Date and each Payment Date thereafter until the Monthly Debt Service Payment Advance is fully paid, an amount equal to the sum of: (1) the Fixed Monthly Principal Component; plus (2) an interest payment equal to the amount obtained by multiplying the unpaid principal balance of the Advance by the Adjustable Rate, dividing the product by three hundred sixty (360), and multiplying the quotient by the actual number of days elapsed in the applicable month. The first (1st) day of the month following each Rate Payment Change Date Change Date until the Advance is fully paid. The first (1st) Advance Year of the term of the Prepayment Lockout Period Advance. The First Payment Date and the first (1st) day of each Rate Change Date month thereafter until the Advance is fully paid. As of the First Principal and Interest Payment Date and each Payment Date thereafter, the Amortization Period Remaining Amortization Period minus the number of scheduled principal and interest Monthly Debt Service Payments that have elapsed since the Effective Date. Master Credit Facility Agreement Form 6001.MCFA Page 3 Schedule 3.2 (Schedule of Advance Terms) 03-19 © 2019 Fannie Mae STEADFAST (STAR) 2/PNC (2020 MCFA) 49046845-v11

IV. YIELD MAINTENANCE/PREPAYMENT PREMIUM INFORMATION The period beginning on the Effective Date and ending Prepayment Premium Term on the last calendar day of the fourth (4th) month prior to the month in which the Maturity Date occurs. [Remainder of Page Intentionally Blank] Master Credit Facility Agreement Form 6001.MCFA Page 4 Schedule 3.2 (Schedule of Advance Terms) 03-19 © 2019 Fannie Mae STEADFAST (STAR) 2/PNC (2020 MCFA) 49046845-v11

SCHEDULE 4.1 TO MASTER CREDIT FACILITY AGREEMENT Prepayment Premium Schedule (Standard Yield Maintenance – Fixed Rate) 1. Defined Terms. All capitalized terms used but not defined in this Prepayment Premium Schedule shall have the meanings assigned to them in this Master Agreement. 2. Prepayment Premium. Any Prepayment Premium payable under Section 2.04 (Prepayment; Prepayment Lockout; Prepayment Premium) of this Master Agreement shall be computed as follows: (a) If the prepayment is made at any time after the Effective Date and before the Yield Maintenance Period End Date, the Prepayment Premium shall be the greater of: (1) one percent (1%) of the amount of principal being prepaid; or (2) the product obtained by multiplying: (A) the amount of principal being prepaid, by (B) the difference obtained by subtracting from the Fixed Rate on the Advance, the Yield Rate (as defined below) on the twenty-fifth (25th) Business Day preceding (i) the Intended Prepayment Date, or (ii) the date Lender accelerates the Advance or otherwise accepts a prepayment pursuant to Section 2.06 (Application of Collateral) of this Master Agreement, by (C) the present value factor calculated using the following formula: 1 - (1 + r)-n/12 r [r = Yield Rate n = the number of months remaining between (i) either of the following: (x) in the case of a voluntary prepayment, the last Master Credit Facility Agreement Form 6104.11 Page 1 Schedule 4.1 (Prepayment Premium 01-11 © 2011 Fannie Mae Schedule) STEADFAST (STAR) 2/PNC (2020 MCFA) 49046845-v11

day of the month in which the prepayment is made, or (y) in any other case, the date on which Lender accelerates the unpaid principal balance of the Advance and (ii) the Yield Maintenance Period End Date. For purposes of this clause (2), the “Yield Rate” means the yield calculated by interpolating the yields for the immediately shorter and longer term United States “Treasury constant maturities” (as reported in the Federal Reserve Statistical Release H.15 Selected Interest Rates (the “Fed Release”) under the heading “United States government securities”) closest to the remaining term of the Yield Maintenance Period Term, as follows (rounded to three (3) decimal places):  (a  b)    (z  y)  b  (x  y)  a = the yield for the longer United States Treasury constant maturity b = the yield for the shorter United States Treasury constant maturity x = the term of the longer United States Treasury constant maturity y = the term of the shorter United States Treasury constant maturity z = “n” (as defined in the present value factor calculation above) divided by twelve (12). Notwithstanding any provision to the contrary, if “z” equals a term reported under the United States “Treasury constant maturities” subheading in the Fed Release, the yield for such term shall be used, and interpolation shall not be necessary. If publication of the Fed Release is discontinued by the Federal Reserve Board, Lender shall determine the Yield Rate from another source selected by Lender. Any determination of the Yield Rate by Lender will be binding absent manifest error.] Master Credit Facility Agreement Form 6104.11 Page 2 Schedule 4.1 (Prepayment Premium 01-11 © 2011 Fannie Mae Schedule) STEADFAST (STAR) 2/PNC (2020 MCFA) 49046845-v11

(b) If the prepayment is made on or after the Yield Maintenance Period End Date but before the last calendar day of the fourth (4th) month prior to the month in which the Maturity Date occurs, the Prepayment Premium shall be one percent (1%) of the amount of principal being prepaid. (c) Notwithstanding the provisions of Section 2.04 (Prepayment; Prepayment Lockout; Prepayment Premium) of this Master Agreement, no Prepayment Premium shall be payable with respect to any prepayment made on or after the last calendar day of the fourth (4th) month prior to the month in which the Maturity Date occurs. [Remainder of Page Intentionally Blank] Master Credit Facility Agreement Form 6104.11 Page 3 Schedule 4.1 (Prepayment Premium 01-11 © 2011 Fannie Mae Schedule) STEADFAST (STAR) 2/PNC (2020 MCFA) 49046845-v11

SCHEDULE 4.2 TO MASTER CREDIT FACILITY AGREEMENT Prepayment Premium Schedule (1% Prepayment Premium – ARM, SARM) 1. Defined Terms. All capitalized terms used but not defined in this Prepayment Premium Schedule shall have the meanings assigned to them in this Master Agreement. 2. Prepayment Premium. (a) Any Prepayment Premium payable under Section 2.04 (Prepayment; Prepayment Lockout; Prepayment Premium) of this Master Agreement shall be equal to the following percentage of the amount of principal being prepaid at the time of such prepayment, acceleration or application: Prepayment Lockout Period 5.00% Second Advance Year, and 1.00% each Advance Year thereafter (b) Notwithstanding the provisions of Section 2.04 (Prepayment; Prepayment Lockout; Prepayment Premium) of this Master Agreement or anything to the contrary in this Prepayment Premium Schedule, no Prepayment Premium shall be payable with respect to any prepayment made on or after the last calendar day of the fourth (4th) month prior to the month in which the Maturity Date occurs. [Remainder of Page Intentionally Blank] Master Credit Facility Agreement Form 6104.01 Page 1 Schedule 4.2 (Prepayment Premium 08-13 © 2013 Fannie Mae Schedule) STEADFAST (STAR) 2/PNC (2020 MCFA) 49046845-v11

SCHEDULE 5
TO MASTER CREDIT FACILITY AGREEMENT

Required Replacement Schedule

Mortgaged Property	Initial Replacement Reserve Deposit	Monthly Replacement Reserve Deposit
Retreat at Hamburg Place	$0	$3,313
BriceGrove Park Apartments	$0	$7,000
Mallard Crossing Apartments	$0	$8,750
Montclair Parc Apartment Homes	$0	$11,040
Carrington at Champion Forest	$0	$6,235
Carrington Place	$0	$9,747
Waterford Place at Riata Ranch	$0	$5,700

<u>Retreat at Hamburg Place</u>
Asphalt – Seal and Stripe (<100,000 SF)
Exterior Walls – Paint, Caulk, and Seal
Water Heater (<50 gal) – Replace
Split System Condensing Unit – Replace
Split System Hearing Components – Replace
Carpet (Residential) – Replace
Laminate Flooring (Residential) – Replace
Refrigerator (Residential) – Replace
Range (Residential) – Replace
Dishwasher (Residential) – Replace
Clothes Washer (Residential) – Replace
Clothes Dryer (Residential) - Replace

<u>BriceGrove Park Apartments</u>
Asphalt Pavement – Repair, Seal Coat, and Restripe
Swimming Pool – Resurface
Swimming Pool Equipment – Replace
Exterior Walls – Point, Paint, and Sealant Renewal
Asphalt Shingles – Replace
Water Heater – Replace
Split System Furnace – Replace
Split System Condensing Unit – Replace
Carpet (Residential) – Replace

Master Credit Facility Agreement
Schedule 5 (Required Replacement Schedule)
STEADFAST (STAR) 2/PNC (2020 MCFA)
49046845-v11
Form 6001.MCFA
06-19
Page 1
© 2019 Fannie Mae

Vinyl Flooring (Residential) – Replace
Range (Residential) – Replace
Refrigerator (Residential) – Replace
Dishwasher (Residential) - Replace

Mallard Crossing Apartments
Asphalt – Seal and Stripe (<100,000 SF)
Swimming Pool – Resurface
Exterior Walls – Clean, Seal, Repaint, Rust Treatment
Roof Repair and Maintenance
Water Heater (<50 gal) – Replace
Split System Fan Coil Unit – Replace
Split System Condensing Unit – Replace
Carpet (Residential) – Replace
Laminate Flooring (Residential) – Replace
Range (Residential) – Replace
Refrigerator (Residential) – Replace
Dishwasher (Residential) – Replace
Microwave (Residential) – Replace

Montclair Parc Apartment Homes
Concrete Paving – Stripe
Swimming Pool & Spa – Resurface
Swimming Pool & Spa – Replace Equipment
Exterior Walls – Minor repairs, clean, paint, point
Asphalt Shingles – Replace
Water Heather (<50 gal) – Replace
Split System Furnace – Replace
Split System Condensing Unit – Replace
Carpet (Residential) – Replace
Vinyl Flooring (Residential) – Replace
Range (Residential – Replace
Refrigerator (Residential) – Replace
Dishwasher (Residential) – Replace

Carrington at Champion Forest
Concrete Paving – Periodic Repair, Maintenance, and Striping
Swimming Pool – Resurface
Swimming Pool – Replace Filtration Equipment
Exterior Walls – Paint
Water Heater (<50 gal) – Replace
Split System Condensing Unit – Replace
Split System Furnace – Component Replacement
Carpet (Residential) – Replace

Master Credit Facility Agreement
Schedule 5 (Required Replacement Schedule)
STEADFAST (STAR) 2/PNC (2020 MCFA)
49046845-v11
Form 6001.MCFA
06-19
Page 2
© 2019 Fannie Mae

Vinyl Flooring (Residential) – Replace
Range (Residential) – Replace
Refrigerator (Residential) – Replace
Microwave
Dishwasher (Residential) – Replace
Clothes Washer (Residential) – Replace
Clothes Dryer (Residential) – Replace

Carrington Place
Concrete Pavement – Periodic Repairs and Restriping
Swimming Pool – Resurface
Swimming Pool – Replace Filtration Equipment
Exterior Walls – Paint
Asphalt Shingles – Replace
Water Heather (<50 gal) – Replace
Split System Condensing Unit – Replace
Split System Furnace – Component Replacement
Carpet (Residential) – Replace
Vinyl Flooring (Residential) – Replace
Refrigerator (Residential) – Replace
Range (Residential) – Replace
Clothes Washer (Residential) – Replace
Clothes Dryer (Residential) – Replace
Dishwasher (Residential) - Replace

Waterford Place at Riata Ranch
Concrete Paving – Stripe
Swimming Pool – Resurface
Swimming Pool – Replace Filtration Equipment
Exterior Walls – Paint
Water Heater (<50 gal) – Replace
Split System Condensing Unit – Replace
Split System Furnace – Component Replacement
Carpet (Residential) – Replace
Vinyl Flooring (Residential) – Replace
Range (Residential) – Replace
Refrigerator (Residential) – Replace
Dishwasher (Residential) – Replace
Clothes Washer (Residential) – Replace
Clothes Dryer (Residential) – Replace

[Remainder of Page Intentionally Blank]

Master Credit Facility Agreement
Schedule 5 (Required Replacement Schedule)
STEADFAST (STAR) 2/PNC (2020 MCFA)
49046845-v11
Form 6001.MCFA
06-19
Page 3
© 2019 Fannie Mae

SCHEDULE 6
TO MASTER CREDIT FACILITY AGREEMENT

Required Repair Schedule

Mortgaged Property Name: Retreat at Hamburg Place
Repairs Escrow Deposit: $0

Repair Description	Estimated Cost	Completion Date
Asphalt Pavement at Catch Basins - The asphalt pavement around three storm drains located in the parking lot northwest of Building 1 have localized deterioration. Repair asphalt pavement at catch basin near Building 1.	$2,400	12 months

Mortgaged Property Name: BriceGrove Park Apartments
Repairs Escrow Deposit: $0

Repair Description	Estimated Cost	Completion Date
Repair damaged asphalt pavement, including sectional overlay for significant damaged areas, followed by seal coat, and striping.	$49,500	12 months

Mortgaged Property Name: Mallard Crossing Apartments
Repairs Escrow Deposit: $0

Repair Description	Estimated Cost	Completion Date
Repair asphalt pavement including sectional overlay as needed, seal coat, and restripe (address areas not covered in 2019 asphalt improvements).	$45,000	12 months
Repair damaged and displaced concrete curbing throughout the property.	$5,000	12 months

Master Credit Facility Agreement
Schedule 6 (Required Repair Schedule)
STEADFAST (STAR) 2/PNC (2020 MCFA)
49046845-v11
Form 6001.MCFA
06-19
Page 1
© 2019 Fannie Mae

Mortgaged Property Name: Montclair Parc Apartment Homes
Repairs Escrow Deposit: $0

Repair Description	Estimated Cost	Completion Date
Concrete Paving - Patch and repair surface damage, replace sections where required. After repairs are complete, re-stripe the parking stalls.	$7,500	12 months
Complete repair of water leak at Unit 922 and replace impacted drywall and carpet.	$1,200	12 months

Mortgaged Property Name: Carrington at Champion Forest
Repairs Escrow Deposit: $0
Required Repairs: None

Mortgaged Property Name: Carrington Place
Repairs Escrow Deposit: $0
Required Repairs: None

Mortgaged Property Name: Waterford Place at Riata Ranch
Repairs Escrow Deposit: $0
Required Repairs: None

[Remainder of Page Intentionally Blank]

Master Credit Facility Agreement
Schedule 6 (Required Repair Schedule)
STEADFAST (STAR) 2/PNC (2020 MCFA)
49046845-v11

Form 6001.MCFA
06-19

Page 2
© 2019 Fannie Mae

SCHEDULE 7 TO MASTER CREDIT FACILITY AGREEMENT General Conditions Schedule Borrower’s right to close any transaction requested in a Request (other than a Termination Request) shall be subject to satisfaction of the following General Conditions precedent, in addition to any other applicable conditions precedent contained in this Master Agreement: (a) No Material Adverse Effect. There has been no Material Adverse Effect since the later of the Initial Effective Date and the date of the last amendment to this Master Agreement. (b) No Default. There shall exist no Event of Default or Potential Event of Default (that is not otherwise cured by the closing of such Request). The closing of such Request shall not result in an Event of Default or Potential Event of Default. (c) No Insolvency. Receipt by Lender on the Effective Date for the Request of evidence satisfactory to Lender that neither Borrower nor any general partner or sole member of Borrower is Insolvent or will be rendered Insolvent by the transactions contemplated by the Loan Documents or, after giving effect to such transactions, will be left with an unreasonably small capital with which to engage in its business or undertakings, or will have intended to incur, or believe that it has incurred, debts beyond its ability to pay such debts as they mature or will have intended to hinder, delay or defraud any existing or future creditor. (d) Representations and Warranties. All representations and warranties made by Borrower and Guarantor in the Loan Documents shall be true and correct on the Effective Date for the Request with the same force and effect as if such representations and warranties had been made on and as of the Effective Date for the Request. (e) Payment of Expenses. The payment by Borrower of Lender’s and Fannie Mae’s reasonable third party out-of- pocket fees and expenses payable in accordance with this Master Agreement, including the legal fees and expenses described in Section 4.02(g) (Payments of Costs, Fees, and Expenses) of this Master Agreement whether or not the Request closes; provided, however, if Borrower makes a Request and fails to close on a Request for any reason other than the default by Lender, then Borrower shall also pay to Lender and Fannie Mae all actual damages incurred by Lender and Fannie Mae in connection with the failure to close. Master Credit Facility Agreement Form 6001.MCFA Page 1 Schedule 7 (General Conditions Schedule) 06-19 © 2019 Fannie Mae STEADFAST (STAR) 2/PNC (2020 MCFA) 49046845-v11

(f) No Untrue Statements. The Loan Documents shall not contain any untrue or misleading statement of a material fact and shall not fail to state a material fact necessary to make the information contained therein not misleading. (g) Covenants. Borrower and Guarantor are in full compliance with each of the covenants contained in the Loan Documents, without giving effect to any notice and cure rights of Borrower and Guarantor. (h) Delivery of Closing Documents. The receipt by Lender of the following, each dated as of the Effective Date for the Request, in form and substance satisfactory to Lender in all respects: (1) the Loan Documents relating to such Request including an Organizational Certificate; and (2) such other documents, instruments, approvals (and, if requested by Lender, certified duplicates of executed copies thereof) and opinions as Lender may reasonably request. [Remainder of Page Intentionally Blank] Master Credit Facility Agreement Form 6001.MCFA Page 2 Schedule 7 (General Conditions Schedule) 06-19 © 2019 Fannie Mae STEADFAST (STAR) 2/PNC (2020 MCFA) 49046845-v11

SCHEDULE 8 TO MASTER CREDIT FACILITY AGREEMENT Property-Related Documents Schedule With respect to any Additional Mortgaged Property or Future Advance, it shall be a condition precedent that Lender receive from Borrower each of the documents and reports required by Lender in connection with the addition of such Mortgaged Property to the Collateral Pool or making of such Future Advance and, each of the following, each dated as of the applicable Effective Date, in form and substance satisfactory to Lender in all respects (the “Property-Related Documents”): (a) a commitment for the Title Policy applicable to each Mortgaged Property being added and a pro forma Title Policy based on the commitment in the amount of title insurance afforded by the Title Policy for each Mortgaged Property being added to the Collateral Pool (1) if tie-in endorsements are available for all or a portion of the Mortgaged Properties, in an aggregate amount equal to the combined Allocable Facility Amounts for all of the Mortgaged Properties covered by the tie-in endorsements, not to exceed the amount of the aggregate original principal amount of all Advances Outstanding, or (2) if a tie-in endorsement is not available for any Mortgaged Property, then with respect to such Mortgaged Properties not subject to the tie-in endorsement an amount equal to one hundred twenty-five percent (125%) of the Valuation of such Mortgaged Property not subject to the tie-in endorsement (or such lesser amount that is the maximum allowed by law or regulation); (b) a Security Instrument for each Additional Mortgaged Property. The amount secured by each Security Instrument shall be equal to the aggregate original principal amount of all Advances Outstanding in effect from time to time; (c) a title instruction letter directing the Title Company to file and/or record in all applicable jurisdictions, all applicable Loan Documents required by Lender to be filed or recorded, including duly executed and delivered original copies of the Security Instruments covering the applicable Mortgaged Properties and UCC-1 Financing Statements covering the portion of the Collateral comprised of personal property, and other appropriate instruments, in form and substance satisfactory to Lender and in form proper for recordation, as may be necessary in the opinion of Lender to perfect the Liens created by the applicable Security Instruments and any other Loan Documents creating a Lien in favor of Lender, and the payment of all taxes, fees and other charges payable in connection with such execution, delivery, recording and filing; (d) if the Title Policy for an Additional Mortgaged Property contains a tie-in endorsement (as available), an endorsement to each Title Policy for each Mortgaged Property in the Collateral Pool containing a tie-in endorsement, adding a reference to the Additional Mortgaged Property; Master Credit Facility Agreement Form 6001.MCFA Page 1 Schedule 8 (Property-Related Documents 06-19 © 2019 Fannie Mae Schedule) STEADFAST (STAR) 2/PNC (2020 MCFA) 49046845-v11

(e) if required by Lender, amendments to this Master Agreement, the Notes and the existing Security Instruments, reflecting any Addition, Substitution or Future Advance and increase in the secured amount of each Security Instrument, if applicable, and, as to any Security Instrument or Note so amended or if Lender determines that such endorsement is necessary to maintain the priority of the Lien created in favor of Lender with respect to the Outstanding Indebtedness or to maintain the validity of any Title Policy, the receipt by Lender of an endorsement to each Title Policy insuring the amended Security Instruments, amending the effective date of each Title Policy to the Effective Date and showing no additional exceptions to coverage other than the exceptions shown on the initial Effective Date for such Mortgaged Property, Permitted Encumbrances and other exceptions approved by Lender, together with any reinsurance agreements required by Lender; (f) clean UCC searches, judgment searches and tax lien searches on Borrower, Borrower’s sole member, managing member, or general partner (as applicable), and Guarantor, SPE Owner, and other Identified Parties; (g) the Insurance Policy (or a certified copy of the Insurance Policy) applicable to the Additional Mortgaged Property; (h) unless waived by Lender, the Survey applicable to the Additional Mortgaged Property and approved by Lender (which shall be last revised no more than forty-five (45) days prior to the applicable Effective Date); (i) either (1) (A) letters or other evidence with respect to the Additional Mortgaged Property from the appropriate Governmental Authority concerning applicable zoning and building laws, and (B) a zoning endorsement to the Title Policy or (2) a zoning opinion letter, in each case in substance satisfactory to Lender; (j) a Guaranty or Confirmation of Guaranty by each party providing a Guaranty to Lender; (k) a Contribution Agreement or an amendment thereto; (l) an Environmental Indemnity Agreement, amendment thereto or Confirmation of Environmental Indemnity Agreement, as required by Lender; (m) an Assignment of Management Agreement or an amendment thereto applicable to the Additional Mortgaged Property, on the standard form required by Lender; (n) an assignment of leases and rents applicable to the Additional Mortgaged Property, if Lender determines one to be necessary or desirable; (o) any required subordination, non-disturbance and attornment agreements and/or estoppel certificates with respect to any commercial leases, master leases and/or ground lease (if any) affecting the Additional Mortgaged Property; and Master Credit Facility Agreement Form 6001.MCFA Page 2 Schedule 8 (Property-Related Documents 06-19 © 2019 Fannie Mae Schedule) STEADFAST (STAR) 2/PNC (2020 MCFA) 49046845-v11

(p) such other documents, instruments and approvals (and if requested by Lender, certified duplicates of executed copies thereof) as Lender may reasonably request. [Remainder of Page Intentionally Blank] Master Credit Facility Agreement Form 6001.MCFA Page 3 Schedule 8 (Property-Related Documents 06-19 © 2019 Fannie Mae Schedule) STEADFAST (STAR) 2/PNC (2020 MCFA) 49046845-v11

SCHEDULE 9 TO MASTER CREDIT FACILITY AGREEMENT Conversion Schedule The procedure for converting all or any portion of a Variable Note to a Fixed Note contained in this Conversion Schedule shall apply to all Conversion of Variable Notes to Fixed Notes which are permitted during the Conversion Availability Period. (a) Request. Borrower shall deliver a Conversion Request to Lender. Each Conversion Request shall designate the amount of the Variable Note Outstanding to be converted. Each Conversion Request shall be in the minimum amount of $5,000,000 or such other amount permitted by Lender. (b) Underwriting and Terms of Conversion. (1) Coverage and LTV Tests; Failure to Underwrite. After giving effect to the requested Conversion, the Coverage and LTV Tests shall be satisfied. In the event that the Coverage and LTV Tests would not be satisfied after the proposed Conversion, if Borrower continues to elect the Conversion, Borrower shall prepay such Advances or a portion of an Advance to meet the Coverage and LTV Tests and shall pay all Prepayment Premiums and other fees associated with such prepayment. (2) Maturity Date of Converted Advances. Upon Conversion, such converted Note shall have a Maturity Date specified by Borrower, provided that such Maturity Date shall be subject to Section 2.03(a)(5) (Maturity Dates). (3) Interest Rate for Converted Note. The Interest Rate for such converted Note shall be determined by Lender at the time of the Conversion. (c) Conditions Precedent. The Conversion of all or a portion of a Variable Note to a Fixed Note on the applicable Effective Date shall be subject to satisfaction of the following conditions precedent: (1) satisfaction of the tests set forth in (b) (Underwriting and Terms of Conversion) of this Conversion Schedule; (2) receipt by Lender of: Master Credit Facility Agreement Form 6001.MCFA Page 1 Schedule 9 (Conversion Schedule) 06-19 © 2019 Fannie Mae STEADFAST (STAR) 2/PNC (2020 MCFA) 49046845-v11

(A) if required by Lender, an endorsement to each Title Policy, amending the effective date of the Title Policy to the Effective Date and showing no additional exceptions to coverage other than the exceptions shown on the Effective Date when each Title Policy was issued, Permitted Encumbrances and other exceptions approved by Lender; (B) clean UCC searches, judgment searches and tax lien searches on Borrower, Borrower’s sole member, managing member, or general partner (as applicable), and Guarantor, SPE Owner, and other Identified Parties; (C) the Conversion Fee; (D) a Request Opinion; and (E) one (1) or more executed, original counterparts of all Conversion Documents, dated as of the Effective Date, each of which shall be in full force and effect and in form and substance satisfactory to Lender in all respects; and (3) satisfaction of all General Conditions. (d) Closing. The Effective Date shall occur during the Conversion Availability Period and in connection with a Variable Structured ARM Advance on a Rate Change Date. The Effective Date of a Conversion shall not be earlier than thirty (30) Business Days after Lender’s receipt of the Conversion Request (or on such other date as Borrower and Lender may agree). At the closing, Lender and Borrower shall execute and deliver, at the sole cost and expense of Borrower, in form and substance satisfactory to Lender, the Conversion Documents. [Remainder of Page Intentionally Blank] Master Credit Facility Agreement Form 6001.MCFA Page 2 Schedule 9 (Conversion Schedule) 06-19 © 2019 Fannie Mae STEADFAST (STAR) 2/PNC (2020 MCFA) 49046845-v11

SCHEDULE 10 TO MASTER CREDIT FACILITY AGREEMENT Mortgaged Property Release Schedule Any Mortgaged Property released from the Collateral Pool pursuant to Section 2.10 (Collateral Events) of this Master Agreement shall be subject to the terms of this Master Agreement including this Mortgaged Property Release Schedule. (a) Request. (1) To obtain a Release of a Mortgaged Property from the Collateral Pool, Borrower shall deliver a Release Request to Lender. Borrower shall not be permitted to re-borrow any amounts that will be prepaid in connection with the Release and any prepayments associated with such release shall automatically result in a permanent reduction of the Advances Outstanding, provided any such repayment shall not affect Borrower’s ability to obtain a Future Advance pursuant to the terms of Section 2.02(c) (Making Advances). (2) In connection with a Substitution, Borrower shall simultaneously deliver to Lender both a completed and executed Release Request and Addition Request pursuant to the Mortgaged Property Addition Schedule (unless the substitute Additional Mortgaged Property has not been identified by Borrower, in which case Borrower shall submit the Addition Request not less than sixty (60) Calendar Days prior to the date on which Borrower desires to add such Additional Mortgaged Property, but not later than sixty (60) Calendar Days prior to the Property Delivery Deadline). The Release Request shall indicate whether Borrower is requesting a simultaneous Substitution or a Staggered Substitution (as described in Section (e)(2)(B) (Closing) of the Mortgaged Property Addition Schedule). (b) Underwriting. Lender shall release a Release Mortgaged Property pursuant to a Release Request if all of the following conditions are satisfied: (1) the resulting Collateral Pool satisfies the Coverage and LTV Tests; and (2) the Aggregate Debt Service Coverage Ratio will not be reduced and the Aggregate Loan to Value Ratio will not be increased as a result of such Release. Notwithstanding the foregoing, if prior to the Fifth Anniversary Borrower elects the Elected Coverage and LTV Tests pursuant to Section 2.10(g) (Elected Coverage and LTV Tests) of this Master Agreement, and if the test set forth in Section (b)(2) (Underwriting) above is not satisfied after the Release of a Mortgaged Property, such release shall be permitted if after giving effect to Master Credit Facility Agreement Form 6001.MCFA Page 1 Schedule 10 (Mortgaged Property Release 06-19 © 2019 Fannie Mae Schedule) STEADFAST (STAR) 2/PNC (2020 MCFA) 49046845-v11

such Release the Collateral Pool satisfies the Elected Coverage and LTV Tests and all other conditions in this Mortgaged Property Release Schedule are satisfied. Notwithstanding the foregoing, after the Fifth Anniversary, if the tests set forth above in Section (b)(1) or (b)(2) (Underwriting) are not satisfied after the Release of a Mortgaged Property, such release shall be permitted if after giving effect to such Release the Collateral Pool satisfies the Alternate Coverage and LTV Tests and all other conditions in this Mortgaged Property Release Schedule are satisfied. (c) Release Price. (1) The “Release Price” for each Release Mortgaged Property means the greater of (A) one hundred percent (100%) of the Allocable Facility Amount for the Release Mortgaged Property; and (B) one hundred percent (100%) of the amount, if any, of Advances Outstanding that are required to be repaid by Borrower to Lender in connection with the proposed Release of the Release Mortgaged Property from the Collateral Pool so that, immediately after the Release, the provisions of Section (b) (Underwriting) of this Mortgaged Property Release Schedule shall be satisfied. Notwithstanding the foregoing, after the Fifth Anniversary, if after giving effect to such Release of a Mortgaged Property the Collateral Pool satisfies the Alternate Coverage and LTV Tests and all other conditions in this Mortgaged Property Release Schedule are satisfied, then the Release Price for such Release Mortgaged Property shall be $0.00. (2) In addition to the Release Price, Borrower shall pay to Lender all associated Prepayment Premiums and other amounts due under the Notes evidencing the Advances being repaid. In connection with a Staggered Substitution, Borrower shall post a Substitution Deposit (which shall include the Release Price) pursuant to the terms of this Mortgaged Property Release Schedule. (d) Application of Release Price. (1) The Release Price for the Release Mortgaged Property shall be applied in reduction of the principal amounts of the Advances Outstanding in the order selected by Borrower, provided that (A) any amount of the Note that Borrower elects to prepay must be prepaid in full or, if the Release Price is not sufficient to do so, the Note shall be the only Note partially prepaid; (B) prepayment is permitted under such Note; (C) any Prepayment Premium due and owing is paid; and (D) interest is paid through the end of the month. If Borrower does not give Lender direction with respect to the application of the Release Price or if the selected Note does not comply with the provisions of (A) and (B) above, then the Release Price shall be applied: Master Credit Facility Agreement Form 6001.MCFA Page 2 Schedule 10 (Mortgaged Property Release 06-19 © 2019 Fannie Mae Schedule) STEADFAST (STAR) 2/PNC (2020 MCFA) 49046845-v11

(i) first against any Variable Advances Outstanding so long as the prepayment is permitted under the Variable Note (and any Prepayment Premium due and owing is paid), until any Variable Advance is no longer Outstanding (provided that, in the event there are multiple Variable Advances Outstanding, Lender shall determine the order of application of the Release Price taking into account factors including the unpaid principal balances of the Variable Notes, and which Variable Note Outstanding has the lowest prepayment costs or highest interest rate); (ii) then against any Fixed Advances Outstanding, so long as prepayment is permitted under the applicable Fixed Note (and any Prepayment Premium due and owing is paid) (provided that, in the event there are multiple Fixed Advances Outstanding, Lender shall determine the order of application of the Release Price taking into account factors including the unpaid principal balances of the Fixed Notes, and which Fixed Note Outstanding has the lowest prepayment costs or the highest interest rate). The Note to be prepaid or partially prepaid as determined pursuant to this Section (d) (Application of Release Price), shall be referred to as the “Selected Advance”. (2) In connection with a Substitution, Borrower may substitute a Mortgaged Property that has an estimated Allocable Facility Amount that is less than the Allocable Facility Amount of the Release Mortgaged Property so long as Borrower pays the Release Price associated with the difference between such Allocable Facility Amounts. (e) Conditions Precedent. The Release of a Mortgaged Property from the Collateral Pool is subject to the satisfaction of the following conditions precedent on or before the Effective Date: (1) the Selected Advance must be prepayable as of the Effective Date of the Release of such Mortgaged Property; (2) receipt by Lender of the fully executed Release Request; (3) immediately after giving effect to the requested Release, the provisions of Section (b) (Underwriting) of this Mortgaged Property Release Schedule are satisfied; (4) receipt by Lender of the Release Price and all amounts owing under Section (c) (Release Price) of this Mortgaged Property Release Schedule, or, in connection with a Staggered Substitution, receipt by Lender of the Substitution Deposit (inclusive of the Substitution Cost Deposit) to the extent necessary under Section (g)(1) (The Substitution Deposit) of this Mortgaged Property Release Schedule; Master Credit Facility Agreement Form 6001.MCFA Page 3 Schedule 10 (Mortgaged Property Release 06-19 © 2019 Fannie Mae Schedule) STEADFAST (STAR) 2/PNC (2020 MCFA) 49046845-v11

(5) receipt by Lender of the Release Fee (which in connection with a Staggered Substitution will be applied to the Substitution Fee due upon closing), or in connection with a Simultaneous Substitution, receipt by Lender of the Substitution Fee; (6) receipt by Lender of all legal fees and expenses in connection with a Release Request; (7) receipt by Lender of one (1) or more executed, original counterparts of all Release Documents, dated as of the Effective Date, each of which shall be in full force and effect, in form and substance satisfactory to Lender in all respects; (8) if required by Lender, amendments to this Master Agreement, the Notes and the Security Instruments, reflecting the release of the Release Mortgaged Property from the Collateral Pool and, as to any Security Instrument or Note so amended or if Lender determines that such endorsement is necessary to maintain the priority of the Lien created in favor of Lender with respect to the Outstanding Indebtedness or to maintain the validity of any Title Policy, the receipt by Lender of an endorsement to each Title Policy insuring the Security Instruments, amending the effective date of each Title Policy to the Effective Date and showing no additional exceptions to coverage other than the exceptions shown on the initial Effective Date for such Mortgaged Property, Permitted Encumbrances and other exceptions approved by Lender; (9) satisfaction of all applicable General Conditions; (10) if the Release Mortgaged Property is one phase of a project, and one or more other phases of the project are Mortgaged Properties which will remain in the Collateral Pool (“Remaining Mortgaged Properties”), the Remaining Mortgaged Properties must be able to be operated separately from the Release Mortgaged Property and any other phases of the project which are not Mortgaged Properties, taking into account any cross use agreements or easements, access, utilities, marketability, community services, ownership and operation of the Remaining Mortgaged Properties and any other relevant factors pursuant to the Underwriting and Servicing Requirements. Borrower shall deliver to Lender evidence satisfactory to Lender that this condition precedent is satisfied prior to the closing of the transaction that is the subject of the Request. Borrower acknowledges that none of the Initial Mortgaged Properties are part of a phase of a project; (11) after the Release no Borrower owns the Release Mortgaged Property or any portion thereof, and any remaining SPE Owner continues to satisfy the SPE Requirements; (12) receipt by Lender of endorsements to the tie-in endorsements of the Title Policies, if deemed necessary by Lender, to reflect the Release. Notwithstanding anything to the contrary herein, no Release of any Mortgaged Property in the Collateral Pool shall be made unless Borrower has confirmed that each remaining Mortgaged Property in the Collateral Pool has title insurance to Lender (taking into account title insurance coverage Master Credit Facility Agreement Form 6001.MCFA Page 4 Schedule 10 (Mortgaged Property Release 06-19 © 2019 Fannie Mae Schedule) STEADFAST (STAR) 2/PNC (2020 MCFA) 49046845-v11

provided by any tie-in endorsements) in an amount equal to or greater than one hundred twenty-five percent (125%) of the Initial Valuation of such Mortgaged Properties (e.g., any Mortgaged Property that is not tied to another Mortgaged Property by a tie-in endorsement shall have title insurance coverage equal to or greater than one hundred twenty-five percent (125%) of the Initial Valuation of such Mortgaged Properties); and (13) receipt by Lender on the Effective Date of a Confirmation of Obligations and a Confirmation of Guaranty. (f) Closing. If all conditions precedent contained in this Master Agreement are satisfied, Lender shall cause the Release Mortgaged Property to be Released on an Effective Date selected by Lender, and occurring within thirty (30) days after Lender’s receipt of the Release Request (or on such other date as Borrower and Lender may agree), by executing and delivering, and causing all applicable parties to execute and deliver, all at the sole cost and expense of Borrower, the Release Documents. If approved by Lender, Borrower may prepare the Release Documents and submit them to Lender for its review. (g) Staggered Substitution Specific Terms. The following provisions are applicable to Staggered Substitutions only: (1) The Substitution Deposit. If a Substitution is a Staggered Substitution, on or before the Effective Date of the Release of the Release Mortgaged Property, Borrower shall deposit with Lender the “Substitution Deposit” described below in the form of cash in a non-interest bearing account held by Lender as additional Collateral. In lieu of (or in addition to) depositing cash for the Substitution Deposit, Borrower may post a Letter of Credit as additional Collateral issued by a financial institution reasonably acceptable to Lender in accordance with the Letter of Credit Schedule, with a face amount available to be drawn equal to the Substitution Deposit (less any amount deposited in cash) as additional Collateral. (2) Substitution Deposit Amount. (A) The “Substitution Deposit” for each proposed Staggered Substitution shall be an amount equal to the sum of: (i) the Release Price relating to the Release Mortgaged Property; plus (ii) any and all Prepayment Premiums, as applicable, for the Selected Advance determined in accordance with the conditions set forth in Section (d) (Application of Release Price) of this Mortgaged Property Master Credit Facility Agreement Form 6001.MCFA Page 5 Schedule 10 (Mortgaged Property Release 06-19 © 2019 Fannie Mae Schedule) STEADFAST (STAR) 2/PNC (2020 MCFA) 49046845-v11

Release Schedule, as the Advance(s) that shall be prepaid if the Substitution fails to take place. The Prepayment Premium shall be calculated as of the end of the month in which the Property Delivery Deadline occurs, as if the Selected Advance were to be prepaid in such month; plus (iii) estimated costs, expenses and fees of Lender and Fannie Mae pertaining to the Substitution (such costs, fees and expenses, the “Substitution Cost Deposit”); plus (iv) without duplication to any other amounts included in the definition of Substitution Deposit, in the event that (1) at the time of the Release no Note is prepayable (i.e., all Notes are subject to a lockout period) or (2) the Release Price is in excess of all Notes that are open to prepayment, all scheduled principal and interest due and owing through the end of the lockout period with respect to such Selected Advance. The amount of the required Substitution Deposit shall be recalculated by Lender in the event the Property Delivery Deadline is extended pursuant to Section (e) (Closing) of the Mortgaged Property Addition Schedule, and in the event a Substitution is partially satisfied by the Addition of an Additional Mortgaged Property, as further set forth in Section (f)(2) (Substitution Deposit Disbursement and Recalculation) of the Mortgaged Property Addition Schedule. (B) The Substitution Cost Deposit shall be used by Lender to cover all reasonable out-of-pocket costs and expenses incurred by Lender and Fannie Mae, including any out-of-pocket legal fees and expenses incurred by Fannie Mae and Lender in connection with such Substitution whether such Substitution actually closes (the “Substitution Costs”). (3) Continued Obligations; Restriction on Borrowings. (A) Borrower shall continue to be obligated to make any regularly scheduled payments of principal and interest due under all Notes Outstanding during the Staggered Substitution period. Until the completion of the Staggered Substitution, no Future Advances will be permitted unless and until the provisions of Section (f)(1) (Failure to Close Substitution) of the Mortgaged Property Addition Schedule are satisfied. (B) In connection with a Staggered Substitution, until the Addition of the Additional Mortgaged Property to the Collateral Pool and closing of the Substitution occurs, no Future Advances or other Requests will be permitted, provided that a Termination Request shall be permitted subject to satisfaction of the conditions in Section 2.11 (Termination of Master Agreement), and a Master Credit Facility Agreement Form 6001.MCFA Page 6 Schedule 10 (Mortgaged Property Release 06-19 © 2019 Fannie Mae Schedule) STEADFAST (STAR) 2/PNC (2020 MCFA) 49046845-v11

Conversion pursuant to a Conversion Request shall be permitted subject to satisfaction of the conditions in the Conversion Schedule; provided further, however, with respect to any Conversion, the Substitution Deposit shall be recalculated based on the provisions in Section (g) (Staggered Substitution Specific Terms) of this Mortgaged Property Release Schedule and Borrower shall deposit with Lender as additional Collateral all increases, if any, in such Substitution Deposit within five (5) days after receipt of notice of the same). (C) Notwithstanding anything to the contrary in this Master Agreement, no Staggered Substitution shall be permitted unless immediately after the Release of the Release Mortgaged Property the requirements in Section 2.10(e) (Limitation on Collateral Events) are satisfied. (h) Release of Borrower and Guarantor. Except for any provisions of this Master Agreement and the other Loan Documents that are expressly stated to survive any release or termination or for any liabilities or obligations of such Borrower or Guarantor which arose prior to the Effective Date of such Release, upon the Release of a Mortgaged Property, Borrower that is the owner of such Release Mortgaged Property (assuming Borrower owns no other Mortgaged Property in the Collateral Pool) shall be released automatically of all obligations under the Loan Documents, and Guarantor shall be released automatically of all obligations solely related to the Release Mortgaged Property as set forth in this Master Agreement and the other Loan Documents. [Remainder of Page Intentionally Blank] Master Credit Facility Agreement Form 6001.MCFA Page 7 Schedule 10 (Mortgaged Property Release 06-19 © 2019 Fannie Mae Schedule) STEADFAST (STAR) 2/PNC (2020 MCFA) 49046845-v11

SCHEDULE 11 TO MASTER CREDIT FACILITY AGREEMENT Mortgaged Property Addition Schedule Any Mortgaged Property (including a Mortgaged Property added in connection with a Substitution) added to the Collateral Pool pursuant to Section 2.10 (Collateral Events) of this Master Agreement shall be subject to the terms of this Master Agreement including this Mortgaged Property Addition Schedule. (a) Request. (1) From time to time, Borrower may deliver to Lender an Addition Request to add one (1) or more Additional Mortgaged Properties to the Collateral Pool. (2) Any Addition Request shall be accompanied by the Additional Due Diligence Fees and Additional Due Diligence Fee Deposits. Borrower shall provide Lender information similar to the property-related information required by Lender in connection with the Initial Advances made hereunder and any additional information Lender may reasonably request. (b) Underwriting. (1) The following tests shall be satisfied as of the Effective Date: (A) the proposed Additional Mortgaged Property satisfies the Individual Property Coverage and LTV Tests; (B) immediately after such Addition, the Collateral Pool satisfies the Coverage and LTV Tests; (C) in connection with a Substitution, the Aggregate Debt Service Coverage Ratio of the Collateral Pool will not be less than the Aggregate Debt Service Coverage Ratio of the Collateral Pool immediately prior to the Release (taking into account any paydown Borrower may make in order to comply with such ratio, subject to the terms of this Master Agreement); and (D) in connection with a Substitution, the Aggregate Loan to Value Ratio of the Collateral Pool will not be greater than the Aggregate Loan to Value Ratio of the Collateral Pool immediately prior to the Release (taking into account any paydown Borrower may make in order to comply with such ratio, subject to the terms of this Master Agreement). Notwithstanding the foregoing, if prior to the Fifth Anniversary Borrower elects or has elected the Elected Coverage and LTV Tests pursuant to Section 2.10(g) (Elected Coverage and LTV Tests) Master Credit Facility Agreement Form 6001.MCFA Page 1 Schedule 11 (Mortgaged Property Addition 06-19 © 2019 Fannie Mae Schedule) STEADFAST (STAR) 2/PNC (2020 MCFA) 49046845-v11

of this Master Agreement and any of the tests or requirements set forth above in Section (b)(1)(C) or (b)(1)(D) (Underwriting) are not satisfied after the Substitution of a proposed Additional Mortgaged Property, such Substitution shall be permitted if after giving effect to such Substitution, the Collateral Pool satisfies the Elected Coverage and LTV Tests and all other conditions in this Mortgaged Property Addition Schedule are satisfied. Notwithstanding the foregoing, after the Fifth Anniversary, if the tests or requirements set forth above in Section (b)(1)(C) or (b)(1)(D) (Underwriting) are not satisfied after the Addition of a proposed Additional Mortgaged Property, such Addition or Substitution, as applicable, shall be permitted if after giving effect to such Addition or Substitution, as applicable, the Collateral Pool satisfies the Alternate Coverage and LTV Tests and all other conditions in this Mortgaged Property Addition Schedule are satisfied. Notwithstanding anything to the contrary in this Master Agreement, no Collateral Event shall be permitted unless immediately after such Collateral Event the provisions of Section 2.10(e) (Limitation on Collateral Events) shall be satisfied. (2) Lender shall evaluate the proposed Additional Mortgaged Property in accordance with the Underwriting and Servicing Requirements. Lender shall determine the Loan to Value Ratio of the proposed Additional Mortgaged Property and the Aggregate Loan to Value Ratio applicable to the Collateral Pool on the basis of the lesser of: (A) the acquisition price of the proposed Additional Mortgaged Property, if purchased by Borrower within twelve (12) months of the related Addition Request, and (B) a Valuation made with respect to the proposed Additional Mortgaged Property. (3) After receipt of the Addition Request and all reports, certificates and documents required by Lender to determine compliance with this Mortgaged Property Addition Schedule, Lender shall notify Borrower whether the proposed Additional Mortgaged Property meets the requirements for Additions set forth in this Mortgaged Property Addition Schedule. (4) If the proposed Additional Mortgaged Property meets the conditions set forth in this Mortgaged Property Addition Schedule, Lender shall notify Borrower of the Aggregate Debt Service Coverage Ratio, the Aggregate Loan to Value Ratio, and (in connection with any Future Advance made in connection with an Addition) the Advance amount that shall result from the Addition. (c) Additional Borrower. On the Effective Date of the Addition of an Additional Mortgaged Property, the owner of such Additional Mortgaged Property, if such owner is an Additional Borrower, shall become a Master Credit Facility Agreement Form 6001.MCFA Page 2 Schedule 11 (Mortgaged Property Addition 06-19 © 2019 Fannie Mae Schedule) STEADFAST (STAR) 2/PNC (2020 MCFA) 49046845-v11

party to the Contribution Agreement in a manner satisfactory to Lender. Any Additional Borrower shall join into this Master Agreement and other Loan Documents and shall execute and deliver to Lender an amendment adding such Additional Borrower as a party to this Master Agreement and revising the Schedules and Exhibits hereto, as applicable, to reflect the Additional Mortgaged Property and Additional Borrower, in each case satisfactory to Lender. Any Additional Borrower and any SPE Owner must comply with the provisions of this Master Agreement, including the Single Purpose requirements of Section 4.01(h) (Borrower Status – Representations and Warranties – Single Purpose Status) unless otherwise waived by Lender. (d) Conditions Precedent. The Addition of an Additional Mortgaged Property to the Collateral Pool on the applicable Effective Date is subject to the satisfaction of the following conditions precedent: (1) satisfaction of the provisions of Section (b) (Underwriting) of this Mortgaged Property Addition Schedule; (2) receipt by Lender of the Additional Due Diligence Fee and the Additional Due Diligence Fee Deposit; (3) satisfaction of all General Conditions; (4) receipt by Lender of all Property-Related Documents; and (5) receipt by Lender of a Request Opinion. (e) Closing. (1) Additions. Other than in connection with a Substitution, if the proposed Additional Mortgaged Property meets the conditions set forth in this Mortgaged Property Addition Schedule, and Borrower timely elects to add the proposed Additional Mortgaged Property to a Collateral Pool, the proposed Additional Mortgaged Property shall be added to the Collateral Pool on an Effective Date selected by Lender, occurring within thirty (30) Business Days after all of the conditions for an Addition have been satisfied (or on such other date as Borrower and Lender may agree). (2) Substitutions. In connection with a Substitution, if the Additional Mortgaged Property satisfies the conditions set forth herein and Borrower timely elects to proceed with the Substitution, the proposed Additional Mortgaged Property shall be added in replacement of the Mortgaged Property being released on an Effective Date selected by Lender and occurring: Master Credit Facility Agreement Form 6001.MCFA Page 3 Schedule 11 (Mortgaged Property Addition 06-19 © 2019 Fannie Mae Schedule) STEADFAST (STAR) 2/PNC (2020 MCFA) 49046845-v11

(A) if the Substitution of the proposed Additional Mortgaged Property is to occur simultaneously with the release of the Release Mortgaged Property, within sixty (60) days after Lender’s receipt of Borrower’s Release Request indicating there is to be a Substitution (or on such other date to which Borrower and Lender may agree); or (B) if the Substitution is a Staggered Substitution, within ninety (90) days after the release of such Release Mortgaged Property (provided such date shall be extended an additional ninety (90) days if Borrower provides reasonable evidence of Borrower’s diligent efforts in finding a suitable proposed Additional Mortgaged Property) (the “Property Delivery Deadline”) in accordance with the terms of the Mortgaged Property Release Schedule and this Mortgaged Property Addition Schedule. (f) Staggered Substitutions. (1) Failure to Close Substitution. If the Substitution of the proposed Additional Mortgaged Property does not occur by the Property Delivery Deadline, then such Borrower shall have irrevocably waived its right to substitute such Release Mortgaged Property with the proposed Additional Mortgaged Property, and the release of the Release Mortgaged Property shall be deemed to be a Release pursuant to the terms of the Mortgaged Property Release Schedule and shall trigger payment pursuant to the terms of the Mortgaged Property Release Schedule, plus the Release Fee. (2) Substitution Deposit Disbursement and Recalculation. (A) On or prior to the Effective Date of the Substitution, Lender shall notify Borrower of the actual amount of the Substitution Costs incurred by Lender and Fannie Mae in connection with the Substitution and Borrower shall, on or before the Effective Date of the Substitution, pay to Lender the remainder of such Substitution Costs (if the actual amount of the Substitution Costs exceed the Substitution Cost Deposit (as defined in Section (g) (Staggered Substitution Specific Terms) of the Mortgaged Property Release Schedule) and the other amounts previously deposited with Lender by Borrower) or Lender shall promptly refund to Borrower any Substitution Cost Deposit deposited with Lender by Borrower in excess of the Substitution Costs (if the actual amount of the Substitution Costs is less than the Substitution Cost Deposit deposited with Lender by Borrower). (B) At closing of the Substitution, Lender shall disburse or return the Substitution Deposit (as defined in Section (g) (Staggered Substitution Specific Terms) of the Mortgaged Property Release Schedule), as applicable (less any Master Credit Facility Agreement Form 6001.MCFA Page 4 Schedule 11 (Mortgaged Property Addition 06-19 © 2019 Fannie Mae Schedule) STEADFAST (STAR) 2/PNC (2020 MCFA) 49046845-v11

portion of the Substitution Cost Deposit used by Lender to cover all reasonable out- of-pocket costs and expenses incurred by Lender and Fannie Mae, including any out-of-pocket legal fees and expenses incurred by Fannie Mae and Lender in connection with such Substitution), directly to Borrower at such time as the conditions precedent for the Substitution have been satisfied, which must occur no later than the Property Delivery Deadline. (C) If, pursuant to Section (b) (Underwriting) of this Mortgaged Property Addition Schedule, Borrower substitutes a Mortgaged Property that does not satisfy the provisions of Sections (b)(1)(B), (b)(1)(C), and (b)(1)(D), or if applicable the Alternate Coverage and LTV Tests in lieu of Sections (b)(1)(C) and (b)(1)(D), and Borrower notifies Lender that no further property will be substituted or Borrower fails to timely identify an additional replacement Mortgaged Property necessary to satisfy such provisions, then Lender shall (x) apply any or all of the Substitution Deposit necessary to satisfy the provisions of Sections (b)(1)(B), (b)(1)(C), and (b)(1)(D) hereof, or if applicable the Alternate Coverage and LTV Tests in lieu of Sections (b)(1)(C), and (b)(1)(D), and Section (d) (Application of Release Price) of the Mortgaged Property Release Schedule, and (y) disburse to Borrower the remainder, if any, of the Substitution Deposit after such application (less any portion of the Substitution Cost Deposit used by Lender to cover all reasonable out-of-pocket costs and expenses incurred by Lender and Fannie Mae, including any out-of-pocket legal fees and expenses incurred by Fannie Mae and Lender in connection with such Substitution). (D) Notwithstanding the foregoing, in the event that (i) the Property Delivery Deadline is extended pursuant to Section (e)(2)(B) (Closing) of this Mortgaged Property Addition Schedule or (ii) Borrower adds an Additional Mortgaged Property to the Collateral Pool prior to the Property Delivery Deadline but the addition of such Additional Mortgaged Property has not in and of itself satisfied the requirements of this Mortgaged Property Addition Schedule, Lender shall recalculate the Substitution Deposit. Any reduction, if any, in the Substitution Deposit shall be returned to Borrower, or in the case of a Letter of Credit, such Letter of Credit shall be reduced by such reduction in the Substitution Deposit. Any increase, if any, in the Substitution Deposit shall be paid by Borrower to Lender within three (3) Business Days of notice from Lender. [Remainder of Page Intentionally Blank] Master Credit Facility Agreement Form 6001.MCFA Page 5 Schedule 11 (Mortgaged Property Addition 06-19 © 2019 Fannie Mae Schedule) STEADFAST (STAR) 2/PNC (2020 MCFA) 49046845-v11

SCHEDULE 12 TO MASTER CREDIT FACILITY AGREEMENT [Intentionally Deleted] Master Credit Facility Agreement Form 6001.MCFA Page 1 Schedule 12 [Intentionally Deleted] 06-19 © 2019 Fannie Mae STEADFAST (STAR) 2/PNC (2020 MCFA) 49046845-v11

SCHEDULE 13 TO MASTER CREDIT FACILITY AGREEMENT Ownership Interests Schedule SPE Owners: None Master Credit Facility Agreement Form 6001.MCFA Page 1 Schedule 13 (Ownership Interests Schedule) 06-19 © 2019 Fannie Mae STEADFAST (STAR) 2/PNC (2020 MCFA) 49046845-v11

Master Credit Facility Agreement Form 6001.MCFA Page 2 Schedule 13 (Ownership Interests Schedule) 06-19 © 2019 Fannie Mae STEADFAST (STAR) 2/PNC (2020 MCFA) 49046845-v11

Master Credit Facility Agreement Form 6001.MCFA Page 3 Schedule 13 (Ownership Interests Schedule) 06-19 © 2019 Fannie Mae STEADFAST (STAR) 2/PNC (2020 MCFA) 49046845-v11

Master Credit Facility Agreement Form 6001.MCFA Page 4 Schedule 13 (Ownership Interests Schedule) 06-19 © 2019 Fannie Mae STEADFAST (STAR) 2/PNC (2020 MCFA) 49046845-v11

Master Credit Facility Agreement Form 6001.MCFA Page 5 Schedule 13 (Ownership Interests Schedule) 06-19 © 2019 Fannie Mae STEADFAST (STAR) 2/PNC (2020 MCFA) 49046845-v11

Master Credit Facility Agreement Form 6001.MCFA Page 6 Schedule 13 (Ownership Interests Schedule) 06-19 © 2019 Fannie Mae STEADFAST (STAR) 2/PNC (2020 MCFA) 49046845-v11

[Remainder of Page Intentionally Blank] Master Credit Facility Agreement Form 6001.MCFA Page 7 Schedule 13 (Ownership Interests Schedule) 06-19 © 2019 Fannie Mae STEADFAST (STAR) 2/PNC (2020 MCFA) 49046845-v11

SCHEDULE 14 TO MASTER CREDIT FACILITY AGREEMENT Future Advance Schedule Any Future Advance made under this Master Agreement shall be subject to the terms of this Master Agreement including this Future Advance Schedule. The Interest Rate for any Note in connection with a Future Advance shall be determined by Lender at the time of the Future Advance. (a) Request. Borrower shall deliver a Future Advance Request to Lender. Any Future Advance Request for a Future Advance shall be in the minimum amount of $5,000,000 or such other amount permitted by Lender. (b) Underwriting. Any Future Advance shall be subject to satisfaction of the following tests: (1) if the Future Advance is a Borrow Up or a refinance of an Outstanding Advance, the Coverage and LTV Tests would be satisfied and all of the Underwriting and Servicing Requirements shall be satisfied; or (2) if the Future Advance is being made in connection with the Addition of an Additional Mortgaged Property, the conditions of Section (b) (Underwriting) of the Mortgaged Property Addition Schedule would be satisfied. (c) Conditions Precedent. The funding of any Future Advance on the applicable Effective Date is subject to the satisfaction of the following conditions precedent: (1) satisfaction of the underwriting tests set forth in (b) (Underwriting) above; (2) Lender’s determination that the proposed borrower, key principal, and guarantor meet all of Lender’s eligibility, credit, management and other standards customarily applied by Lender in connection with the origination or purchase of similar mortgage finance structures on similar Multifamily Residential Properties at the time of the Future Advance Request for the Future Advance; (3) if required by Lender, if the Future Advance is a Variable Advance, receipt by Lender at least five (5) days prior to the applicable Effective Date of the confirmation of an Interest Rate Cap commitment, in accordance with the Cap Security Agreement, effective as of the Effective Date; Master Credit Facility Agreement Form 6001.MCFA Page 1 Schedule 14 (Future Advance Schedule) 06-19 © 2019 Fannie Mae STEADFAST (STAR) 2/PNC (2020 MCFA) 49046845-v11

(4) if required by Lender, if the Future Advance is a Variable Advance, receipt by Lender, within fifteen (15) days after the applicable Effective Date, of Interest Rate Cap Documents, in accordance with the Cap Security Agreement, effective as of the Effective Date; (5) if the Future Advance is a Fixed Advance, delivery of one or more Fixed Notes, duly executed by Borrower, in the amount and reflecting all of the terms of the Fixed Advance; (6) if the Future Advance is a Variable Advance, delivery of one or more Variable Notes, duly executed by Borrower, in the amount and reflecting all of the terms of the Variable Advance; (7) receipt by Lender of the completed Schedule of Advance Terms and Prepayment Premium Schedule, in each case applicable to the Future Advance, together with an amendment to this Master Agreement in form and substance acceptable to Lender incorporating such Schedules in their entirety to this Master Agreement; (8) if the Future Advance is made in connection with the Addition of a Mortgaged Property, satisfaction of the conditions set forth in the Mortgaged Property Addition Schedule including payment receipt by Lender of all fees required pursuant to the Mortgaged Property Addition Schedule; (9) receipt by Lender of the Additional Origination Fee; (10) if the Future Advance is a Borrow Up, receipt by Lender of the non- refundable Re-Underwriting Fee; (11) receipt by Lender of any other costs and expenses including all legal fees incurred by Lender and Fannie Mae; (12) satisfaction of all General Conditions; (13) receipt by Lender of a Request Opinion; and (14) receipt by Lender of all applicable Property-Related Documents, if applicable. (d) Closing of Future Advance. If the conditions set forth in Section 2.02 (Advances Generally) for a Future Advance are satisfied, Lender shall make the requested Future Advance on an Effective Date selected by Lender (or on such other date as Borrower and Lender may agree). [Remainder of Page Intentionally Blank] Master Credit Facility Agreement Form 6001.MCFA Page 2 Schedule 14 (Future Advance Schedule) 06-19 © 2019 Fannie Mae STEADFAST (STAR) 2/PNC (2020 MCFA) 49046845-v11

SCHEDULE 15 TO MASTER CREDIT FACILITY AGREEMENT Letter of Credit Schedule Any Letter of Credit required or permitted pursuant to this Master Agreement shall be subject to the terms of this Master Agreement and this Letter of Credit Schedule. Any Letter of Credit must be issued by a financial institution satisfactory to Fannie Mae (“Issuer”). (a) Issuer; Letter of Credit Requirements. The Letter of Credit shall be in form and substance satisfactory to Lender and Lender shall be entitled (pursuant to Section (b) (Draws Under Letter of Credit) below) to draw under such Letter of Credit solely upon presentation of a sight draft to the Issuer. Any Letter of Credit shall be for a term of at least three hundred sixty-four (364) days (provided that in connection with a Substitution, the term of any Letter of Credit shall be no earlier than the date ten (10) Business Days after the Property Delivery Deadline). (b) Draws Under Letter of Credit. Lender shall have the right to draw monies under the Letter of Credit: (1) upon the occurrence of an Event of Default; (2) if thirty (30) days prior to the expiration of the Letter of Credit, either the Letter of Credit has not been extended for a term of at least three hundred sixty-four (364) days (provided that in connection with a Substitution, the term of any Letter of Credit shall be at least until the date ten (10) Business Days after the Property Delivery Deadline) or Borrower has not replaced the Letter of Credit with substitute cash collateral in the amount required by Lender; (3) upon the downgrading of the ratings of the long-term or short-term debt obligations of the Issuer below a level satisfactory to Fannie Mae, the failure of Borrower within five (5) days after notice of such downgrading to deliver to Lender either (A) an acceptable replacement Letter of Credit or (B) substitute cash collateral in the amount required by Lender; or (4) upon the failure to close a Substitution pursuant to Section (f)(1) (Failure to Close Substitution) of the Mortgaged Property Addition Schedule. (c) Deposit to Cash Collateral Agreement. If Lender draws under the Letter of Credit pursuant to this Master Agreement or Section (b) (Draws Under Letter of Credit) above for reasons other than an Event of Default, Lender shall deposit such draw monies into a Cash Collateral Account until the earliest of the following events occurs: Master Credit Facility Agreement Form 6001.MCFA Page 1 Schedule 15 (Letter of Credit Schedule) 06-19 © 2019 Fannie Mae STEADFAST (STAR) 2/PNC (2020 MCFA) 49046845-v11

(1) Borrower presents an acceptable replacement Letter of Credit and Lender agrees to accept such Letter of Credit (provided that any agreement by Lender to accept a replacement Letter of Credit will be conditioned upon Borrower’s payment of all administrative and legal costs incurred by Lender and Fannie Mae in connection with the replacement of the Letter of Credit); (2) the applicable provisions of this Master Agreement pursuant to which the Letter of Credit was provided are satisfied; (3) Borrower pays all amounts due and payable under the Loan Documents and Lender releases the liens of all Security Instruments; (4) Lender consents to Borrower’s request to apply the funds to the principal balance of a Note specified by Borrower and to any Prepayment Premium due in connection with such application; or (5) an Event of Default occurs and Lender elects to apply the proceeds as described below in Section (d) (Default Draws) of this Letter of Credit Schedule. (d) Default Draws. If Lender draws under the Letter of Credit pursuant to Section (b) (Draws Under Letter of Credit) of this Letter of Credit Schedule as a result of an Event of Default, Lender shall have the right to use monies drawn under the Letter of Credit for any of the following purposes: (1) to pay any amounts required to be paid by Borrower under the Loan Documents (including, without limitation, any amounts required to be paid to Lender under this Master Agreement); (2) to prepay any Note (on Borrower’s behalf, or on its own behalf, if Lender becomes the owner of any Mortgaged Property) in whole or in part, including any Prepayment Premium; (3) to deposit monies into the Cash Collateral Account; or (4) to exercise any other remedies available to Lender pursuant to this Master Agreement. (e) Legal Opinion. Prior to or simultaneous with the delivery of any new Letter of Credit (but not the extension of any existing Letter of Credit), Borrower shall cause the Issuer’s counsel to deliver a legal opinion satisfactory in form and substance to Lender. [Remainder of Page Intentionally Blank] Master Credit Facility Agreement Form 6001.MCFA Page 2 Schedule 15 (Letter of Credit Schedule) 06-19 © 2019 Fannie Mae STEADFAST (STAR) 2/PNC (2020 MCFA) 49046845-v11

SCHEDULE 16 TO MASTER CREDIT FACILITY AGREEMENT Exceptions to Representations and Warranties Schedule 1. Section 4.01(j) (1) Other than (i) property tax assessment appeals and (ii) residential eviction actions in the ordinary course of business, there are no claims, actions, suits, or proceedings at law or in equity by or before any Governmental Authority now pending against or, to Borrower’s knowledge, threatened against or affecting Borrower or any Mortgaged Property not otherwise covered by insurance (except claims, actions, suits, or proceedings regarding fair housing, anti-discrimination, or equal opportunity, which shall always be disclosed); and (2) there are no claims, actions, suits, or proceedings at law or in equity by or before any Governmental Authority now pending or, to Borrower’s knowledge, threatened against or affecting Guarantor or Key Principal, which claims, actions, suits, or proceedings, if adversely determined (individually or in the aggregate) reasonably would be expected to materially adversely affect the financial condition or business of Borrower, Guarantor, or Key Principal or the condition, operation, or ownership of the Mortgaged Property (except claims, actions, suits, or proceedings regarding fair housing, anti-discrimination, or equal opportunity, which shall always be deemed material). 2. Section 6.01(a)(1): Except for (i) Required Repairs, (ii) Required Replacements, (iii) Required Restoration, and (iv) encroachments and/or other violations identified in any Title Policy, survey, or third-party report delivered to Lender, to Borrower’s knowledge, all improvements to the Land and the use of the Mortgaged Properties comply with all Applicable Law, including all applicable statutes, rules, and regulations pertaining to requirements for equal opportunity, anti- discrimination, fair housing, and rent control, and Borrower has no knowledge of any action or proceeding (or threatened action or proceeding) regarding noncompliance or nonconformity with any of the foregoing. 3. Section 11.01(a): No Labor or Materialmen’s Claims. With respect to the representation under Section 11.01(a) of this Master Agreement, Borrower notes the following exceptions: Subject to the provisions of Section 6.02(f) (Alterations to any Mortgaged Property), ongoing general maintenance and upkeep of the Mortgaged Property and upgrades in connection with residential unit turns performed in the ordinary course of business at the Mortgaged Property, all such work subject to any and all requirements set forth in this Master Agreement and the other Loan Documents; all invoices for the same to be paid by Borrower when due. Master Credit Facility Agreement Form 6001.MCFA Page 1 Schedule 16 (Exceptions to Representations 06-19 © 2019 Fannie Mae and Warranties Schedule) STEADFAST (STAR) 2/PNC (2020 MCFA) 49046845-v11

4. Section 12.01(a): Payment of Taxes, Assessments, and Other Charges. Borrower has: (1) paid (or with the approval of Lender, established an escrow fund sufficient to pay when due and payable) all amounts and charges relating to the Mortgaged Properties that have become due and payable before any fine, penalty interest, lien, or costs may be added thereto, including Impositions, leasehold payments, and ground rents; (2) paid all Taxes for the Mortgaged Properties that have become due before any fine, penalty interest, lien, or costs may be added thereto pursuant to any notice of assessment received by Borrower and any and all taxes that have become due against Borrower before any fine, penalty interest, lien, or costs may be added thereto; (3) no knowledge of any basis for any additional assessments, except for assessments that may be levied in accordance with the provisions of any recorded documents identified in any Title Policy issued to Lender; (4) no knowledge of any presently pending special assessments against all or any part of the Mortgaged Properties, or any presently pending special assessments against Borrower; and (5) not received any written notice of any contemplated special assessment against any Mortgaged Property, or any contemplated special assessment against Borrower. 5. Section 6.01(b) (Property Characteristics): Section 6.01(b) (Property Characteristics) is hereby amended by designating the existing paragraph as subsection (1) and adding the following subsection (2) to the end thereof: (2) No surface or subsurface activity relating to the exploration, excavation, or removal of oil, gas, or other minerals from or about the Mortgaged Property is on-going and, except for the possibility of future surface or subsurface activity in connection with any oil, gas or other mineral rights identified in any title commitment delivered to Lender, to Borrower’s knowledge, none is planned by any Person. [Remainder of Page Intentionally Blank] Master Credit Facility Agreement Form 6001.MCFA Page 2 Schedule 16 (Exceptions to Representations 06-19 © 2019 Fannie Mae and Warranties Schedule) STEADFAST (STAR) 2/PNC (2020 MCFA) 49046845-v11

SCHEDULE 17 TO MASTER CREDIT FACILITY AGREEMENT SPE Requirements Schedule Each Borrower under this Master Agreement is required to comply with the terms of this SPE Requirements Schedule. Borrowers may not be general partnerships, individuals or trusts. If a Borrower is a corporation or multi-member limited liability company (whose beneficial ownership interests are not ultimately held by a single entity), then none of the shareholders or members are required to be SPE Owners. If an entity Controlling Borrower is a trust, the beneficiaries are not required to be SPE Owners in compliance with the terms hereof. If Borrower satisfies the terms below, no other direct or indirect entity Controlling Borrower are required to be SPE Owners. Otherwise, all other entities Controlling Borrower, directly or indirectly, must be SPE Owners as set forth below until the requirements herein are satisfied. As used herein, SPE Owner shall mean a corporation, limited partnership or limited liability company that complies with the following requirements: (a) since the date of its formation and at all times on and after the date thereof, has complied with Section 4.01(h) (Borrower Status – Representations and Warranties – Single Purpose Status) of this Master Agreement; (b) at all times on and after the date the applicable Borrower becomes party to this Master Agreement, shall comply with the requirements in Section 4.02(d) (Borrower Status – Covenants – Single Purpose Status) of this Master Agreement; (c) if such entity is a limited partnership, it has and shall have at least one general partner and has and shall have, as its only general partners, SPE Owners each of which is a (1) corporation, (2) single-member limited liability company in compliance with the requirements of (d) below, or (3) a limited partnership in compliance with (c)(1) and (c)(2) above. General partners may not be individuals or trusts; and (d) if such entity is a single-member limited liability company: (1) it shall have two (2) natural persons or one (1) entity that is not a member of the company, that has signed its limited liability company agreement and that, under the terms of such limited liability company agreement, becomes a member of the company immediately prior to the withdrawal or dissolution of the last remaining member of the company; (2) it shall include in its limited liability agreement or operating agreement requisite language under Applicable Law (if any) to prevent premature dissolution or liquidation; and Master Credit Facility Agreement Form 6001.MCFA Page 1 Schedule 17 (SPE Requirements Schedule) 06-19 © 2019 Fannie Mae STEADFAST (STAR) 2/PNC (2020 MCFA) 49046845-v11

(3) for non-Delaware single-member limited liability companies, Borrower shall provide an opinion of counsel (acceptable to Lender) that the provisions of the limited liability company agreement or operating agreement relating to the springing member provisions in (d)(1) and dissolution provisions in (d)(2) above are consistent with Applicable Law and enforceable against Borrower and its sole member. The sole member of an entity may be an individual provided the provisions of this Section (d) are satisfied. [Remainder of Page Intentionally Blank] Master Credit Facility Agreement Form 6001.MCFA Page 2 Schedule 17 (SPE Requirements Schedule) 06-19 © 2019 Fannie Mae STEADFAST (STAR) 2/PNC (2020 MCFA) 49046845-v11

SCHEDULE 18 TO MASTER CREDIT FACILITY AGREEMENT [Intentionally Deleted] Master Credit Facility Agreement Form 6228 [modified] Page 1 Schedule 18 [Intentionally Deleted] 04-12 © 2012 Fannie Mae STEADFAST (STAR) 2/PNC (2020 MCFA) 49046845-v11

SCHEDULE 19 TO MASTER CREDIT FACILITY AGREEMENT [Intentionally Deleted] Master Credit Facility Agreement Form 6220 [modified] Page 1 Schedule 19 [Intentionally Deleted] 08-14 © 2014 Fannie Mae STEADFAST (STAR) 2/PNC (2020 MCFA) 49046845-v11

SCHEDULE 20 TO MASTER CREDIT FACILITY AGREEMENT Additional Reserve Escrows – Initial Advance The foregoing Master Agreement is hereby modified with respect to the Initial Advance as follows. Modifications relating to Future Advances made hereafter will be determined at the time of such Future Advance. 1. Capitalized terms used and not specifically defined herein have the meanings given to such terms in the Master Agreement. 2. The Definitions Schedule is hereby amended by adding the following new definitions in the appropriate alphabetical order: “Additional Reserve Coverage Test” means the Aggregate Debt Service Coverage Ratio is not less than 1.25:1.0 with respect to the amount of the Fixed Advances (calculated in accordance with clause (d) of the definition of “Facility Debt Service”), and 1.00:1.0 with respect to the amount of the Variable Advances (calculated in accordance with clause (a) of the definition of “Facility Debt Service”). “Deposit Vesting Date” means, with respect to any individual P&I Reserve Deposit, the date that is the first day of the month following the date twelve (12) months after the Effective Date of such funded deposit which is July 1, 2021. “Maximum Reserve Hold Date” means with respect to the P&I Reserve Deposit, the date that is the first day of the month following the date thirty-six (36) months after the Effective Date that such deposits are made, which is July 1, 2023. “P&I Reserve Account” means a custodial account established by Lender into which the P&I Reserve Deposits are deposited. “P&I Reserve Account Funds” means the funds on deposit from time to time in the P&I Reserve Account. “P&I Reserve Account Interest Disbursement Frequency” means the period set forth on the Summary of Master Terms for disbursement of interest from the P&I Reserve Account. “P&I Reserve Deposit” means the amount set forth on the Summary of Master Terms to be deposited into the P&I Reserve Account. Master Credit Facility Agreement Form 6268.MCFA] Page 1 Schedule 20 (Additional Reserve Escrows – 04-20 © 2020 Fannie Mae Initial Advance) STEADFAST (STAR) 2/PNC (2020 MCFA) 49046845-v11

“P&I Shortfall” means any amount of principal and/or interest due under the Loan Documents that cannot be funded from the operation of the Mortgaged Property. 3. The following article is hereby added to the Master Agreement as Article 16 (Additional Reserve Escrows – Initial Advance): Article 16 ADDITIONAL RESERVE ESCROWS (Initial Advance) Section 16.01 P&I Reserve. (a) Deposit to P&I Reserve Account. (1) In connection with the Initial Advance, on the applicable Effective Date, Borrower shall pay to Lender the P&I Reserve Deposit for deposit into the P&I Reserve Account. The P&I Reserve Account will provide Lender with a contingent source of funding in the event of a P&I Shortfall. (2) In connection with any Release, Lender shall determine whether any additional P&I Reserve Deposit is required in accordance with the Underwriting and Servicing Requirements. If required, on the applicable Effective Date, Borrower shall pay to Lender the additional P&I Reserve Deposit for deposit into the P&I Reserve Account. (b) Administrative Fees and Expenses; Costs of Collection. Borrower shall pay within ten (10) days of request from Lender (1) all reasonable costs and expenses incurred by Lender in connection with collecting, holding and disbursing the P&I Reserve Account Funds pursuant to this Section 16.01 (P&I Reserve); and (2) all costs and expenses incurred by Lender (including court costs and attorneys’ fees and expenses) in exercising any of Lender’s rights or obligations pursuant to the terms of this Master Agreement or holding the P&I Reserve Account Funds. (c) Accounts, Deposits and Disbursements. (1) Custodial Account. The P&I Reserve Account shall be deemed a Collateral Account under this Master Agreement and any P&I Reserve Account Funds shall be deemed part of the Collateral Account Funds under this Master Agreement. Master Credit Facility Agreement Form 6268.MCFA] Page 2 Schedule 20 (Additional Reserve Escrows – 04-20 © 2020 Fannie Mae Initial Advance) STEADFAST (STAR) 2/PNC (2020 MCFA) 49046845-v11

The P&I Reserve Account shall be an interest-bearing account which meets the standards for custodial accounts as required by Lender from time to time. Lender shall not be responsible for any losses resulting from the investment of the P&I Reserve Account Funds or for obtaining any specific level or percentage of earnings on such investment. All interest earned on the P&I Reserve Account Funds shall be added to and become part of such P&I Reserve Account; provided, however, if Applicable Law requires, and so long as no Event of Default has occurred and is continuing under any of the Loan Documents, Lender shall pay to Borrower the interest earned on the P&I Reserve Account not less frequently than the P&I Reserve Account Interest Disbursement Frequency. In no event shall Lender be obligated to disburse funds from the P&I Reserve Account if an Event of Default has occurred and is continuing at the time the disbursement request is made, other than an Event of Default occurring due to the failure of Borrower to make any required payment of principal and interest that would be cured by a disbursement from the P&I Reserve Account. (2) Disbursements from P&I Reserve Account. (A) In the event of a P&I Shortfall, upon a written request from Borrower (in accordance with the terms of Section 16.01(c)(3) (Disbursement Requests) below) and satisfaction of the requirements set forth in this Section 16.01(c)(2) (Disbursements from P&I Reserve Account), Lender shall disburse funds from the P&I Reserve Account to pay such P&I Shortfall. (B) Nothing in this Master Agreement shall obligate Lender to apply all or any portion of the P&I Reserve Account Funds to cure any Event of Default, other than an Event of Default occurring due to a P&I Shortfall that would be cured by a disbursement from the P&I Reserve Account, or to reduce the Indebtedness. (C) Lender shall not disburse funds from the P&I Reserve Account for any costs which are to be reimbursed from any other Reserve/Escrow Account or other Collateral Account. Disbursement from the P&I Reserve Account shall not be made more frequently than once a month. Master Credit Facility Agreement Form 6268.MCFA] Page 3 Schedule 20 (Additional Reserve Escrows – 04-20 © 2020 Fannie Mae Initial Advance) STEADFAST (STAR) 2/PNC (2020 MCFA) 49046845-v11

(3) Disbursement Requests. (A) Each request for disbursement from the P&I Reserve Account shall be in writing and must be received by Lender no later than ten (10) Business Days before the next Monthly Debt Service Payment date. Each request shall: (i) specify the amount of the disbursement that Borrower requires to cover the P&I Shortfall; (ii) unless already delivered to Lender, include certified current financial statements from Borrower’s operation of the Mortgaged Property, for the prior month, and reconciled bank statements for the three (3) months preceding such request; (iii) a written explanation of the circumstances causing such P&I Shortfall, together with Borrower’s written plans, to the extent available, to correct such circumstances; (iv) a certification by Borrower that no Event of Default has occurred and is continuing under the Loan Documents (other than an Event of Default that would be cured with the disbursement to fund the P&I Shortfall); and (v) such other information regarding the Mortgaged Property as Lender reasonably requests (collectively, the “P&I Disbursement Request Supporting Information”). (B) Lender shall review the P&I Disbursement Request Supporting Information to verify the amount of the P&I Shortfall. Lender may adjust the requested amount of the disbursement from the P&I Reserve Account if Borrower’s calculation of the amount of the P&I Shortfall or the required disbursement is incorrect. (C) Borrower hereby acknowledges and agrees that any disbursement from the P&I Reserve Account by Lender shall be in accordance with the terms set forth in this Section 16.01(c) (Accounts, Deposits and Disbursements). Borrower authorizes and directs Lender to make disbursements from the P&I Reserve Master Credit Facility Agreement Form 6268.MCFA] Page 4 Schedule 20 (Additional Reserve Escrows – 04-20 © 2020 Fannie Mae Initial Advance) STEADFAST (STAR) 2/PNC (2020 MCFA) 49046845-v11

Account and to apply such disbursements against P&I Shortfalls. All disbursements shall be expressly conditioned upon no Event of Default or Potential Event of Default (other than any resulting Event of Default that would be cured with the requested disbursement), existing at either the time Borrower requests a disbursement from the P&I Reserve Account or the time of such disbursement. Borrower is and shall remain obligated and responsible for the payment of all amounts due under the Loan Documents regardless of whether any disbursements from the P&I Reserve Account are made by Lender pursuant to the terms of this Master Agreement. (d) Additional Disbursements of P&I Reserve Account Funds. (1) Disbursement Upon Repayment of Advances. Unless previously released or applied by Lender pursuant to the terms of this Section 16.01(d) (Additional Disbursements of P&I Reserve Account Funds), in connection with any repayment (in whole or in part) of any Advance pursuant to the terms of this Master Agreement, Lender shall redetermine the aggregate P&I Reserve Account Funds required in accordance with the Underwriting and Servicing Requirements. If an additional P&I Reserve Deposit is required, on the applicable Effective Date, Borrower shall pay to Lender the additional P&I Reserve Deposit for deposit into the P&I Reserve Account. If the actual P&I Reserve Account Funds exceed (1) the aggregate P&I Reserve Account Funds required in accordance with the Underwriting and Servicing Requirements, or (2) ten percent (10%) of the Outstanding Advances (after taking into account such repayment), Lender shall disburse to Borrower any such overage. (2) Final Disbursement. Unless previously released or applied by Lender pursuant to the terms of this Section 16.01 (P&I Reserve), Lender shall disburse to Borrower any and all remaining P&I Reserve Account Funds in the P&I Deposit Account on the earlier of: (A) the date thirty (30) days following Borrower’s written request for such disbursement provided the following conditions are satisfied: (i) such request is not made before the Deposit Vesting Date; and Master Credit Facility Agreement Form 6268.MCFA] Page 5 Schedule 20 (Additional Reserve Escrows – 04-20 © 2020 Fannie Mae Initial Advance) STEADFAST (STAR) 2/PNC (2020 MCFA) 49046845-v11

(ii) the Collateral Pool has satisfied the Additional Reserve Coverage Test for at least two (2) consecutive quarters immediately prior to such request (with Net Cash Flows for each of such quarters determined on an annualized basis); or (B) the Maximum Reserve Hold Date. Section 16.02 Lender as Attorney-In-Fact. Borrower hereby authorizes and appoints Lender as attorney-in-fact pursuant to Section 14.03(c) (Appointment of Lender as Attorney-In-Fact). [Remainder of Page Intentionally Blank] Master Credit Facility Agreement Form 6268.MCFA] Page 6 Schedule 20 (Additional Reserve Escrows – 04-20 © 2020 Fannie Mae Initial Advance) STEADFAST (STAR) 2/PNC (2020 MCFA) 49046845-v11

SCHEDULE 20-A TO MASTER CREDIT FACILITY AGREEMENT MODIFICATIONS TO MASTER CREDIT FACILITY AGREEMENT ADDENDA TO SCHEDULE 2 – SUMMARY OF LOAN TERMS (Additional Reserve Escrows – Initial Advance) IV. ADDITIONAL RESERVE ESCROWS P&I Reserve Deposit $7,837,665 P&I Reserve Account Interest Monthly Disbursement Frequency [Remainder of Page Intentionally Blank] Master Credit Facility Agreement Form 6102.25.MCFA Page 1 Schedule 20-A (Addenda to Schedule 2 - 04-20 © 2020 Fannie Mae Additional Reserve Escrows – Initial Advance) STEADFAST (STAR) 2/PNC (2020 MCFA) 49046845-v11

SCHEDULE 21 TO MASTER CREDIT FACILITY AGREEMENT Oil, Gas, and Mineral Rights The foregoing Master Agreement is hereby modified as follows: 1. Capitalized terms used and not specifically defined herein have the meanings given to such terms in this Master Agreement. 2. Section 6.01(b) (Property Characteristics) is hereby amended by designating the existing paragraph as subsection (1) and adding the following subsection (2) to the end thereof: (2) No surface or subsurface activity relating to the exploration, excavation, or removal of oil, gas, or other minerals from or about the Mortgaged Property is on-going and, to Borrower’s knowledge, none is planned by any Person. 3. Section 6.02(b) (Property Maintenance) is hereby amended by adding the following provision to the end thereof: (8) give written notice to Lender of any notice received or knowledge obtained that any Person intends to conduct surface or subsurface activity on, or use the Mortgaged Property for, the exploration, excavation, or removal of oil, gas, or other minerals from or about the Mortgaged Property. To the extent not otherwise covered by and collected by Lender under Lender’s Title Policy, Borrower shall indemnify and hold Lender harmless for, from, and against any and all actions, suits, claims, demands, liabilities, losses, damages, obligations, costs, or expenses, including litigation costs and reasonable attorneys’ fees, arising from, or in any way connected with or related to, any surface or subsurface activity on, or use of, the Mortgaged Property for the exploration, excavation, or removal of oil, gas, or other minerals from or about the Mortgaged Property. [Remainder of Page Intentionally Blank] Master Credit Facility Agreement Form 6262.MCFA Page 1 Schedule 21 (Oil, Gas, and Mineral Rights) 12-17 © 2017 Fannie Mae STEADFAST (STAR) 2/PNC (2020 MCFA) 49046845-v11

EXHIBIT A TO MASTER CREDIT FACILITY AGREEMENT

SCHEDULE OF INITIAL MORTGAGED PROPERTIES
AND INITIAL VALUATIONS

PROPERTY	LOCATION	OWNER	INITIAL VALUATION	INITIAL ALLOCABLE FACILITY AMOUNT
Retreat at Hamburg Place	2365 Sir Barton Way, Lexington, Fayette County, KY 40509	SIR Hamburg, LLC, a Delaware limited liability company	$19,000,000	$12,350,000
BriceGrove Park Apartments	6617 Bricegrove Boulevard, Canal Winchester, Franklin County, OH 43110	Brice Grove Apartments, LLC, a Delaware limited liability company	$23,100,000	$17,516,000
Mallard Crossing Apartments	9980 Hanover Way, Loveland, Hamilton County and Warren County, OH 45140	SIR Mallard Crossing, LLC, a Delaware limited liability company	$45,900,000	$35,110,000
Montclair Parc Apartment Homes	10900 S. Pennsylvania Avenue, Oklahoma City, Cleveland County, OK 73170	SIR Montclair Parc, LLC, a Delaware limited liability company	$41,700,000	$27,106,000
Carrington at Champion Forest	13313 Cutten Road, Houston, Harris County, TX 77069	SIR Carrington Champion, LLC, a Delaware limited liability company	$39,700,000	$23,000,000
Carrington Place	12700 FM 1960 Road West, Houston, Harris County, TX 77065	SIR Carrington Place, LLC, a Delaware limited liability company	$45,000,000	$26,862,000
Waterford Place at Riata Ranch	10880 Barker Cypress Road, Cypress, Harris County, TX 77433	SIR Waterford Riata, LLC, a Delaware limited liability company	$29,200,000	$16,396,000

Master Credit Facility Agreement
Exhibit A
STEADFAST (STAR) 2/PNC (2020 MCFA)
49052349-v4

Form 6001.MCFA
04-18

Page 1
© 2018 Fannie Mae

EXHIBIT B TO MASTER CREDIT FACILITY AGREEMENT CONVERSION REQUEST __________________ VIA: _______________________ PNC Bank, National Association, a national banking association (“Lender”) 26901 Agoura Road, Suite 200 Calabasas Hills, California 91301-9932 Attention: Loan Administration Department Telecopy No.: (818) 880-3313 [Note: Subject to change in the event Lender or its address changes] Re: CONVERSION REQUEST issued pursuant to that certain Master Credit Facility Agreement, dated as of June 17, 2020, by and among the undersigned (“Borrower”) and Lender (as amended, restated or otherwise modified from time to time, the “Master Agreement”). Ladies and Gentlemen: This constitutes a Conversion Request pursuant to the terms of the above-referenced Master Agreement. Section 1. Request. Borrower hereby requests that there occur a conversion of all or a portion of a Variable Note to a Fixed Note in accordance with the terms of the Master Agreement. Following is the information required by the Master Agreement with respect to this Request: (a) Designation of Amount of Conversion. The amount of the conversion shall be $_________________________. (b) Prepayment of Advances. (If any) The Advances Outstanding (or portion thereof) which will be prepaid on the Effective Date for the conversion are as follows: Maturity Date of Note to be prepaid: Amount to be prepaid: (c) Accompanying Documents. All documents, instruments and certificates required to be delivered pursuant to the conditions contained in Section 2.10(a) (Conversion from Variable Note to Fixed Note) and the Conversion Schedule of the Master Agreement, including Master Credit Facility Agreement Form 6001.MCFA Page 1 Exhibit B 04-18 © 2018 Fannie Mae STEADFAST (STAR) 2/PNC (2020 MCFA) 49052349-v4

(1) the Conversion Documents, as well as (2) an Organizational Certificate will be delivered on or before the Effective Date. Section 2. Conversion Fee. Pursuant to the terms of the Master Agreement, Borrower shall pay the Conversion Fee as a condition to the closing of the Conversion. Section 3. Capitalized Terms. All capitalized terms used but not defined in this Request shall have the meanings ascribed to such terms in the Master Agreement. [Remainder of Page Intentionally Blank] Master Credit Facility Agreement Form 6001.MCFA Page 2 Exhibit B 04-18 © 2018 Fannie Mae STEADFAST (STAR) 2/PNC (2020 MCFA) 49052349-v4

Sincerely, BORROWER: [INSERT BORROWER SIGNATURE BLOCK(S)] By: (SEAL) Name: Title: Master Credit Facility Agreement Form 6001.MCFA Page 3 Exhibit B 04-18 © 2018 Fannie Mae STEADFAST (STAR) 2/PNC (2020 MCFA) 49052349-v4

EXHIBIT C TO MASTER CREDIT FACILITY AGREEMENT RELEASE REQUEST __________________ PNC Bank, National Association, a national banking association (“Lender”) 26901 Agoura Road, Suite 200 Calabasas Hills, California 91301-9932 Attention: Loan Administration Department Telecopy No.: (818) 880-3313 [Note: Subject to change in the event Lender or its address changes] Re: REQUEST issued pursuant to that certain Master Credit Facility Agreement, dated as of June 17, 2020, by and among the undersigned (“Borrower”) and Lender (as amended, restated or otherwise modified from time to time, the “Master Agreement”) Ladies and Gentlemen: This constitutes a Release Request pursuant to the terms of the above-referenced Master Agreement. Section 1. Release Request. Borrower hereby requests that the Release Mortgaged Property described in this Request be released from the Collateral Pool in accordance with the terms of the Master Agreement. Following is the information required by the Master Agreement with respect to this Request: (a) Description of Release Mortgaged Property. The name, address and location (county and state) of the Mortgaged Property, or other designation of the proposed Release Mortgaged Property is as follows: Name: _____________________________________________ Address: _____________________________________________ _____________________________________________ Location: _____________________________________________ (b) Type of Release. This Request is being delivered in connection with: a Release a simultaneous Substitution a Staggered Substitution Master Credit Facility Agreement Form 6001.MCFA Page 1 Exhibit C 04-18 © 2018 Fannie Mae STEADFAST (STAR) 2/PNC (2020 MCFA) 49052349-v4

(c) Accompanying Documents. All documents, instruments and certificates required to be delivered pursuant to the conditions contained in Section 2.10(b) (Right to Obtain Releases of Mortgaged Property) of the Master Agreement and the Mortgaged Property Release Schedule will be delivered on or before the Effective Date. Section 2. [FOR A RELEASE: Release Price and Release Fee. Pursuant to the terms of the Master Agreement, Borrower shall pay the Release Price, if applicable, and the Release Fee as a condition to the closing of the release of the Release Mortgaged Property from the Collateral Pool.] Section 2. [FOR A SUBSTITUTION: Substitution Deposit and Substitution Fee. Pursuant to the terms of the Master Agreement, Borrower shall deposit with Lender the Substitution Deposit, if applicable, and pay the Substitution Fee as a condition to the closing of the release of the Release Mortgaged Property from the Collateral Pool.] Section 3. Capitalized Terms. All capitalized terms used but not defined in this Request shall have the meanings ascribed to such terms in the Master Agreement. [Remainder of Page Intentionally Blank] Master Credit Facility Agreement Form 6001.MCFA Page 2 Exhibit C 04-18 © 2018 Fannie Mae STEADFAST (STAR) 2/PNC (2020 MCFA) 49052349-v4

Sincerely, BORROWER: [INSERT BORROWER SIGNATURE BLOCK(S)] By: (SEAL) Name: Title: Master Credit Facility Agreement Form 6001.MCFA Page 3 Exhibit C 04-18 © 2018 Fannie Mae STEADFAST (STAR) 2/PNC (2020 MCFA) 49052349-v4

EXHIBIT D TO MASTER CREDIT FACILITY AGREEMENT ADDITION REQUEST __________________ PNC Bank, National Association, a national banking association (“Lender”) 26901 Agoura Road, Suite 200 Calabasas Hills, California 91301-9932 Attention: Loan Administration Department Telecopy No.: (818) 880-3313 [Note: Subject to change in the event Lender or its address changes] Re: REQUEST issued pursuant to that certain Master Credit Facility Agreement, dated as of June 17, 2020, by and among the undersigned (“Borrower”) and Lender (as amended, restated or otherwise modified from time to time, the “Master Agreement”) Ladies and Gentlemen: This constitutes an Addition Request pursuant to the terms of the above-referenced Master Agreement. Section 1. Addition Request. Borrower hereby requests that the Multifamily Residential Property described in this Request be added to the Collateral Pool [in connection with a Substitution of Collateral] in accordance with the terms of the Master Agreement. Following is the information required by the Master Agreement with respect to this Request: (a) Property Description Package. Attached to this Request is the information and documents relating to the proposed Additional Mortgaged Property required by Lender and the Master Agreement; (b) Due Diligence Fees. Enclosed with this Request is a check in payment of the Additional Due Diligence Fees and Additional Due Diligence Fee Deposits required to be submitted with this Request pursuant to the Mortgaged Property Addition Schedule; and (c) Accompanying Documents. All reports, certificates and documents required to be delivered pursuant to the conditions contained in [Section 2.10(c) (Right to Add Additional Mortgaged Properties as Collateral) and the Mortgaged Property Addition Schedule of the Master Agreement] [or in connection with a Substitution, Section 2.10(d) (Right to Substitutions) and the Mortgaged Property Addition Schedule of the Master Agreement] will be delivered on or before the Effective Date of the [Addition][Substitution]. Master Credit Facility Agreement Form 6001.MCFA Page 1 Exhibit D 04-18 © 2018 Fannie Mae STEADFAST (STAR) 2/PNC (2020 MCFA) 49052349-v4

Section 2. Capitalized Terms. All capitalized terms used but not defined in this Request shall have the meanings ascribed to such terms in the Master Agreement. [Remainder of Page Intentionally Blank] Master Credit Facility Agreement Form 6001.MCFA Page 2 Exhibit D 04-18 © 2018 Fannie Mae STEADFAST (STAR) 2/PNC (2020 MCFA) 49052349-v4

Sincerely, BORROWER: [INSERT BORROWER SIGNATURE BLOCK(S)] By: (SEAL) Name: Title: Master Credit Facility Agreement Form 6001.MCFA Page 3 Exhibit D 04-18 © 2018 Fannie Mae STEADFAST (STAR) 2/PNC (2020 MCFA) 49052349-v4

EXHIBIT E TO MASTER CREDIT FACILITY AGREEMENT FUTURE ADVANCE REQUEST __________________ PNC Bank, National Association, a national banking association (“Lender”) 26901 Agoura Road, Suite 200 Calabasas Hills, California 91301-9932 Attention: Loan Administration Department Telecopy No.: (818) 880-3313 [Note: Subject to change in the event Lender or its address changes] Re: FUTURE ADVANCE REQUEST issued pursuant to that certain Master Credit Facility Agreement, dated as of June 17, 2020, by and among the undersigned (“Borrower”) and Lender (as amended, restated or otherwise modified from time to time, the “Master Agreement”) Ladies and Gentlemen: This constitutes a Future Advance Request pursuant to the terms of the above-referenced Master Agreement. Section 1. Request. Borrower hereby requests that Lender make a Future Advance in accordance with the terms of the Master Agreement. Following is the information required by the Master Agreement with respect to this Request: (a) Amount. The amount of the Future Advance shall be $_____________. (b) Designation of Advance. The Future Advance is a: [Check one] Fixed Advance Variable Advance (c) Maturity Date. The Maturity Date of the Future Advance is as follows: _____________. (d) Accompanying Documents. All documents, instruments and certificates required to be delivered pursuant to the conditions contained in Section 2.02 (Advances) of the Master Agreement, including (1) a Variable Note (for Variable Advances), (2) a Fixed Note (for Fixed Advances), and (3) an Organizational Certificate, will be delivered on or before the Effective Date. Master Credit Facility Agreement Form 6001.MCFA Page 1 Exhibit E 04-18 © 2018 Fannie Mae STEADFAST (STAR) 2/PNC (2020 MCFA) 49052349-v4

Section 2. Fees. Pursuant to the terms of the Master Agreement, Borrower shall pay the [Additional Origination Fee] [and, if applicable, the Re-Underwriting Fee,] as a condition to the closing of the Future Advance. Section 3. Capitalized Terms. All capitalized terms used but not defined in this Request shall have the meanings ascribed to such terms in the Master Agreement. [Remainder of Page Intentionally Blank] Master Credit Facility Agreement Form 6001.MCFA Page 2 Exhibit E 04-18 © 2018 Fannie Mae STEADFAST (STAR) 2/PNC (2020 MCFA) 49052349-v4

Sincerely, BORROWER: [INSERT BORROWER SIGNATURE BLOCK(S)] By: (SEAL) Name: Title: Master Credit Facility Agreement Form 6001.MCFA Page 3 Exhibit E 04-18 © 2018 Fannie Mae STEADFAST (STAR) 2/PNC (2020 MCFA) 49052349-v4

EXHIBIT F TO MASTER CREDIT FACILITY AGREEMENT TERMINATION REQUEST __________________ PNC Bank, National Association, a national banking association (“Lender”) 26901 Agoura Road, Suite 200 Calabasas Hills, California 91301-9932 Attention: Loan Administration Department Telecopy No.: (818) 880-3313 [Note: Subject to change in the event Lender or its address changes] Re: TERMINATION REQUEST issued pursuant to that certain Master Credit Facility Agreement, dated as of June 17, 2020, by and among the undersigned (“Borrower”) and Lender (as amended, restated or otherwise modified from time to time, the “Master Agreement”) Ladies and Gentlemen: This constitutes a Termination Request pursuant to the terms of the above-referenced Master Agreement. Section 1. Request. Borrower and Guarantor hereby request a termination of the Master Agreement in accordance with the terms of the Master Agreement. All documents, instruments and certificates required to be delivered pursuant to the conditions contained in Section 2.11 (Termination of Master Agreement) of the Master Agreement will be delivered on or before the Effective Date. Section 2. Prepayments. Borrower shall, in accordance with the terms of the Master Agreement, pay in full all Outstanding Indebtedness, including all Notes Outstanding, and any required prepayment premiums as a condition to the termination of the Master Agreement. Section 3. Capitalized Terms. All capitalized terms used but not defined in this Request shall have the meanings ascribed to such terms in the Master Agreement. [Remainder of Page Intentionally Blank] Master Credit Facility Agreement Form 6001.MCFA Page 1 Exhibit F 04-18 © 2018 Fannie Mae STEADFAST (STAR) 2/PNC (2020 MCFA) 49052349-v4

Sincerely, BORROWER: [INSERT BORROWER SIGNATURE BLOCK(S)] By: (SEAL) Name: Title: Master Credit Facility Agreement Form 6001.MCFA Page 2 Exhibit F 04-18 © 2018 Fannie Mae STEADFAST (STAR) 2/PNC (2020 MCFA) 49052349-v4

EXHIBIT G TO MASTER CREDIT FACILITY AGREEMENT ANNUAL CERTIFICATION (Borrower) Credit Facility: Property Names: The undersigned, ______________________, a _____________________ (“Borrower”) certifies to FANNIE MAE the following: 1. Capitalized terms used and not specifically defined in this Annual Certification (the “Certificate”) have the meanings given to such terms in the Master Agreement. 2. All statements made in this Certificate and all statements and information set forth in the attachments to this Certificate are true, complete, and accurate to the best of the undersigned’s knowledge. 3. Attached to this Certificate are the following with respect to calendar year _______: (a) if Borrower is an individual or a trust established for estate-planning purposes, a personal financial statement (including a statement of all contingent liabilities if requested by Lender), dated ________, _____; (b) if Borrower is an entity, a statement of income and expenses for Borrower, dated ________, _____; (c) if Borrower is an entity, statement of cash flows of Borrower, dated ________, _____; (d) a Rent Roll, dated ________, _____; (e) if Borrower is an entity, a balance sheet showing all assets and liabilities of Borrower (including a statement of all contingent liabilities) as of the end of such calendar year, dated ________, _____; (f) a property management or leasing report for the Mortgaged Property, showing for the period requested by Lender (i) the number of rental applications received from tenants or prospective tenants, (ii) the amount of all deposits received from tenants or prospective tenants for such period, and (iii) any other information requested by Lender, dated ________, _____; (g) a statement of income and expenses for Borrower’s operation of the Mortgaged Property on a year-to-date basis as of the end of each month for such period as requested by Lender, which statement shall be delivered within thirty (30) days after the end of such month requested by Lender; Master Credit Facility Agreement Form 6001.MCFA Page 1 Exhibit G 04-18 © 2018 Fannie Mae STEADFAST (STAR) 2/PNC (2020 MCFA) 49052349-v4

(h) a statement of real estate owned by Borrower for such period as requested by Lender, which statement shall be delivered within thirty (30) days after the end of such month requested by Lender; and (i) such other statement as set forth below and for the period indicated: (i) ____________________________________; (ii) ____________________________________; and (iii) ____________________________________. 4. If an energy consumption metric is required to be reported for the Mortgaged Property to any Governmental Authority, Borrower certifies that it has reported such energy consumption metric and either: (a) attached hereto is the Fannie Mae Performance Metric report as generated by ENERGY STAR® Portfolio Manager showing: (i) the ENERGY STAR score, including the month and year ending period for such ENERGY STAR score, (ii) the Source Energy Use Intensity (EUI), including the month and year ending period for such Source Energy Use Intensity, and (iii) the ENERGY STAR Portfolio Manager Property Identification Number, or (b) if the Governmental Authority does not require the use of ENERGY STAR Portfolio Manager for the reporting of the energy consumption metric and Borrower does not use ENERGY STAR Portfolio Manager, then Borrower hereby certifies that the Source Energy Use Intensity for the Mortgaged Property is ____________ for the calendar year ___________ [LIST ALL MORTGAGED PROPERTIES]. 5. Borrower certifies that, other than provisions of Section 4.02(d) (Borrower Status – Covenants – Single Purpose Status) regarding Borrower’s single purpose status that have been specifically waived by Lender, Borrower has taken no action in violation of Section 4.02(d) (Borrower Status – Covenants – Single Purpose Status) of the Master Agreement; 6. Borrower certifies as of the date hereof [BORROWER AND EITHER AN AFFILIATED PROPERTY OPERATOR OR PROPERTY OPERATOR MUST PROVIDE THE CERTIFICATIONS BELOW AS APPLICABLE]: YES NO (a) Borrower has received no notice of any building code violation; Master Credit Facility Agreement Form 6001.MCFA Page 2 Exhibit G 04-18 © 2018 Fannie Mae STEADFAST (STAR) 2/PNC (2020 MCFA) 49052349-v4

IF NO, Borrower has received notice of a building code violation which has not been remediated and plans for remediation are attached hereto as Schedule 1; OR Borrower has received notice of a building code violation and such notice and evidence of remediation are attached hereto as Schedule 1; YES NO (b) Borrower has made no application for rezoning and has not received any notice that any Mortgaged Property has been or is being rezoned; (c) Borrower has taken no action and has no knowledge of any action that would violate the provisions of Section 11.02(b)(1)(F) (Transfers – Mortgaged Property) of the Master Agreement regarding Liens encumbering any Mortgaged Property; (d) there has been no change since the later of the delivery of the last Certificate and the Initial Effective Date that would materially adversely affect any Mortgaged Property or the validity, enforceability or the ability of Borrower to perform its obligations under the Master Agreement or any other Loan Document. [If “NO” is checked on any of the above questions, attach additional explanations as Schedule 1.] [Remainder of Page Intentionally Blank] Master Credit Facility Agreement Form 6001.MCFA Page 3 Exhibit G 04-18 © 2018 Fannie Mae STEADFAST (STAR) 2/PNC (2020 MCFA) 49052349-v4

IN WITNESS WHEREOF, Borrower has signed and delivered this Certificate or has caused this Certificate to be signed and delivered by its duly authorized representatives under seal (where applicable). Date: BORROWER: [INSERT BORROWER SIGNATURE BLOCK(S)] By: (SEAL) Name: Title: Master Credit Facility Agreement Form 6001.MCFA Page 4 Exhibit G 04-18 © 2018 Fannie Mae STEADFAST (STAR) 2/PNC (2020 MCFA) 49052349-v4

SCHEDULE 1 If applicable, complete an explanation of any relevant matters involving this Certificate. Master Credit Facility Agreement Form 6001.MCFA Page 5 Exhibit G 04-18 © 2018 Fannie Mae STEADFAST (STAR) 2/PNC (2020 MCFA) 49052349-v4

EXHIBIT H TO MASTER CREDIT FACILITY AGREEMENT ANNUAL CERTIFICATION (Guarantor) Credit Facility: Property Names: The undersigned, STEADFAST APARTMENT REIT, INC., a Maryland corporation (“Guarantor”) certifies to FANNIE MAE the following: 1. Capitalized terms used and not specifically defined in this Annual Certification (the “Certificate”) have the meanings given to such terms in the Master Agreement. 2. All statements made in this Certificate and all statements and information set forth in the attachments to this Certificate are true, complete, and accurate to the best of the undersigned’s knowledge. 3. Attached to this Certificate are the following with respect to calendar year _______: (a) if Guarantor is an individual or a trust established for estate-planning purposes, a personal financial statement (including a statement of all contingent liabilities), dated ________, _____; (b) if Guarantor is an entity, a statement of income and expenses for Guarantor, dated ________, _____; (c) if Guarantor is an entity, statement of cash flows of Guarantor, dated ________, _____; (d) if Guarantor is an entity, a balance sheet showing all assets and liabilities of Guarantor (including a statement of all contingent liabilities) as of the end of such calendar year, dated ________, _____; and (e) such other statement as set forth below and for the period indicated: (i) ____________________________________; (ii) ____________________________________; and (iii) ____________________________________. Master Credit Facility Agreement Form 6001.MCFA Page 1 Exhibit H 04-18 © 2018 Fannie Mae STEADFAST (STAR) 2/PNC (2020 MCFA) 49052349-v4

4. YES NO There has been no change since the later of the delivery of the last Certificate and the Initial Effective Date that would materially adversely affect any Mortgaged Property or the validity, enforceability or the ability of Guarantor to perform its obligations under the Guaranty or any other Loan Document. [Any additional explanations are attached hereto as Schedule 1.] [Remainder of Page Intentionally Blank] Master Credit Facility Agreement Form 6001.MCFA Page 2 Exhibit H 04-18 © 2018 Fannie Mae STEADFAST (STAR) 2/PNC (2020 MCFA) 49052349-v4

IN WITNESS WHEREOF, Guarantor has signed and delivered this Certificate or has caused this Certificate to be signed and delivered by its duly authorized representatives under seal (where applicable). Date: GUARANTOR: [INSERT GUARANTOR SIGNATURE BLOCK(S)] By: (SEAL) Name: Title: Master Credit Facility Agreement Form 6001.MCFA Page 3 Exhibit H 04-18 © 2018 Fannie Mae STEADFAST (STAR) 2/PNC (2020 MCFA) 49052349-v4

SCHEDULE 1 If applicable, complete an explanation of any relevant matters involving this Certificate. Master Credit Facility Agreement Form 6001.MCFA Page 4 Exhibit H 04-18 © 2018 Fannie Mae STEADFAST (STAR) 2/PNC (2020 MCFA) 49052349-v4

EXHIBIT I TO MASTER CREDIT FACILITY AGREEMENT CONFIRMATION OF GUARANTY This CONFIRMATION OF GUARANTY is made as of STEADFAST APARTMENT REIT, INC., a Maryland corporation (individually and collectively, “Guarantor”), for the benefit of (i) PNC BANK, NATIONAL ASSOCIATION, a national banking association (“Lender”) and (ii) FANNIE MAE, the corporation duly organized and existing under the laws of the United States (“Fannie Mae”). Guarantor entered into that certain Guaranty of Non-Recourse Obligations dated as of June 17, 2020, for the benefit of Lender (as amended, restated or otherwise modified from time to time, the “Guaranty”) to guaranty the guaranteed obligations (as described in the Guaranty) under that certain Master Credit Facility Agreement dated as of June 17, 2020, by and among borrowers signatory thereto (individually and collectively, the “Borrower”) and Lender (as amended, restated or otherwise modified from time to time, the “Master Agreement”). All Lender’s right, title and interest in the Master Agreement and the Loan Documents executed in connection with the Master Agreement or the transactions contemplated by the Master Agreement have been assigned to Fannie Mae pursuant to that certain Assignment of Master Credit Facility Agreement and Other Loan Documents, dated as of June 17, 2020 (the “Assignment”). Fannie Mae has not assumed (i) any of the obligations of Lender once an agreement is made for Lender to make a Future Advance under the Master Agreement to make Future Advances or (ii) any of the obligations of Lender which are servicing obligations delegated to Lender as servicer of the Advances. Fannie Mae has designated Lender as the servicer of the Advances contemplated by the Master Agreement. [Borrower, Lender and Fannie Mae have modified the credit facility under the Master Agreement and made certain other changes to the terms and conditions of the Master Agreement pursuant to that certain [__________] Amendment to Master Credit Facility Agreement dated as of even date herewith (the “[__________] Amendment”). As a condition to entering into the [__________] Amendment, Guarantor is required to confirm its obligations under the Guaranty.][Lender has agreed to make the Future Advance to Borrower under the Master Agreement. As a condition to making the Future Advance, Guarantor is required to confirm its obligations under the Guaranty.] Guarantor hereby (a) acknowledges and consents to the [addition of the Additional Borrower under the Master Agreement][making of the Future Advance], [(b) acknowledges and consents to the [explain change] other changes and the terms and conditions of the Master Agreement all as set forth in the [__________] Amendment,] and (c) confirms to Lender and Fannie Mae that the terms and provisions of the Guaranty remain in full force and effect. Guarantor hereby confirms and ratifies the Loan Documents it has previously executed in connection with the Master Agreement. Master Credit Facility Agreement Form 6001.MCFA Page 1 Exhibit I 04-18 © 2018 Fannie Mae STEADFAST (STAR) 2/PNC (2020 MCFA) 49052349-v4

All capitalized terms used but not defined in this Confirmation of Guaranty shall have the meanings ascribed to such terms in the Master Agreement. [Remainder of Page Intentionally Blank] Master Credit Facility Agreement Form 6001.MCFA Page 2 Exhibit I 04-18 © 2018 Fannie Mae STEADFAST (STAR) 2/PNC (2020 MCFA) 49052349-v4

GUARANTOR: [INSERT GUARANTOR SIGNATURE BLOCK(S)] By: (SEAL) Name: Title: Master Credit Facility Agreement Form 6001.MCFA Page 3 Exhibit I 04-18 © 2018 Fannie Mae STEADFAST (STAR) 2/PNC (2020 MCFA) 49052349-v4

EXHIBIT J TO MASTER CREDIT FACILITY AGREEMENT CONFIRMATION OF ENVIRONMENTAL INDEMNITY AGREEMENT This CONFIRMATION OF ENVIRONMENTAL INDEMNITY AGREEMENT is made as of __________________, by [BORROWER], a ____________________ (individually and collectively, “Borrower”), for the benefit of (i) PNC BANK, NATIONAL ASSOCIATION, a national banking association (“Lender”) and (ii) FANNIE MAE, the corporation duly organized and existing under the laws of the United States (“Fannie Mae”). Borrower entered into that certain Environmental Indemnity Agreement dated as of June 17, 2020, for the benefit of Lender (as amended, restated or otherwise modified from time to time, the “Environmental Indemnity Agreement”) under that certain Master Credit Facility Agreement dated as of June 17, 2020, by and among Borrower and Lender (as amended, restated or otherwise modified from time to time, the “Master Agreement”). All Lender’s right, title and interest in the Master Agreement and the Loan Documents executed in connection with the Master Agreement or the transactions contemplated by the Master Agreement have been assigned to Fannie Mae pursuant to that certain Assignment of Master Credit Facility Agreement and Other Loan Documents, dated as of June 17, 2020 (the “Assignment”). Fannie Mae has not assumed (i) any of the obligations of Lender once an agreement is made for Lender to make a Future Advance under the Master Agreement to make Future Advances or (ii) any of the obligations of Lender which are servicing obligations delegated to Lender as servicer of the Advances. Fannie Mae has designated Lender as the servicer of the Advances contemplated by the Master Agreement. [Borrower, Lender and Fannie Mae have modified the credit facility under the Master Agreement and made certain other changes to the terms and conditions of the Master Agreement pursuant to that certain [__________] Amendment to Master Credit Facility Agreement dated as of even date herewith (the “[__________] Amendment”). As a condition to entering into the [__________] Amendment, Borrower is required to confirm its obligations under the Environmental Indemnity Agreement.][Pursuant to the [________] Amendment, new borrowers are joining into the Master Agreement and other Loan Documents (individually and collectively, the “Additional Borrower”) and new properties are being added as security for the Advances (the “Additional Mortgaged Property”).] [Lender has agreed to make the Future Advance to Borrower under the Master Agreement. As a condition to making the Future Advance, Borrower is required to confirm its obligations under the Environmental Indemnity Agreement.] Borrower hereby (a) acknowledges and consents to the [addition of the Additional Borrower to the Environmental Indemnity Agreement] [addition of the Additional Mortgaged Property to the schedule to the Environmental Indemnity Agreement] [making of the Future Advance], [(b) acknowledges and consents to the [explain change] other changes and the terms and conditions of the Master Agreement all as set forth in the Master Credit Facility Agreement Form 6001.MCFA Page 1 Exhibit J 04-18 © 2018 Fannie Mae STEADFAST (STAR) 2/PNC (2020 MCFA) 49052349-v4

[__________] Amendment,] and (c) confirms to Lender and Fannie Mae that the terms and provisions of the Environmental Indemnity Agreement remain in full force and effect. Borrower hereby confirms and ratifies the Loan Documents it has previously executed in connection with the Master Agreement. All capitalized terms used but not defined in this Confirmation of Environmental Indemnity Agreement shall have the meanings ascribed to such terms in the Master Agreement. [Remainder of Page Intentionally Blank] Master Credit Facility Agreement Form 6001.MCFA Page 2 Exhibit J 04-18 © 2018 Fannie Mae STEADFAST (STAR) 2/PNC (2020 MCFA) 49052349-v4

BORROWER: [INSERT BORROWER SIGNATURE BLOCK(S)] By: (SEAL) Name: Title: Master Credit Facility Agreement Form 6001.MCFA Page 3 Exhibit J 04-18 © 2018 Fannie Mae STEADFAST (STAR) 2/PNC (2020 MCFA) 49052349-v4

EXHIBIT K-1 TO MASTER CREDIT FACILITY AGREEMENT ORGANIZATIONAL CERTIFICATE (Borrower) I, the undersigned, ______________________, hereby certify as follows: Section 1. Position. I am the [Secretary/Officer] of [BORROWER], a ____________________ (“Borrower”), and I am authorized to deliver this Certificate on behalf of Borrower. Section 2. Master Agreement. Borrower entered into that certain Master Credit Facility Agreement, dated as of June 17, 2020, by and among Borrower and PNC Bank, National Association, a national banking association (“Lender”) (as amended, restated or otherwise modified from time to time, the “Master Agreement”). The rights of Lender under the Master Agreement have been assigned to Fannie Mae. This Certificate is issued pursuant to the terms of the Master Agreement. Section 3. Due Authorization of Request. I hereby certify that no action by the [directors, general partners, manager, members or trustees, as applicable], of Borrower is necessary to duly authorize the execution and delivery of, and the consummation of the transaction contemplated by the Request with respect to which this Certificate is delivered, or, if necessary, that attached as Exhibit A to this Certificate is a true copy of resolutions duly adopted at a meeting of the board of directors, partners or members, as the case may be, that authorize the action. Any such resolutions are in full force and effect and are unmodified as of the date of this Certificate. Section 4. No Changes. Since the date of the most recent Organizational Certificate delivered to Lender, or, if there are none, since the date of the Master Agreement, there have been no changes in any of the Organizational Documents of Borrower, except as set forth in Exhibit B to this Certificate, and Borrower remains duly qualified in the jurisdictions in which it is required to be qualified under the terms of the Master Agreement. Section 5. Incumbency Certificate. One or more of the persons authorized to execute and deliver any documents required to be delivered in connection with the Request are set forth below: Name Title Section 6. Capitalized Terms. All capitalized terms used but not defined in this Certificate shall have the meanings ascribed to such terms in the Master Agreement. Dated: ___________________, ____ [Remainder of Page Intentionally Blank] Master Credit Facility Agreement Form 6001.MCFA Page 1 Exhibit K-1 04-18 © 2018 Fannie Mae STEADFAST (STAR) 2/PNC (2020 MCFA) 49052349-v4

By: ______________________________ Name: Title: [Secretary/Officer] Master Credit Facility Agreement Form 6001.MCFA Page 2 Exhibit K-1 04-18 © 2018 Fannie Mae STEADFAST (STAR) 2/PNC (2020 MCFA) 49052349-v4

Exhibit A Resolutions See attached. Master Credit Facility Agreement Form 6001.MCFA Page 3 Exhibit K-1 04-18 © 2018 Fannie Mae STEADFAST (STAR) 2/PNC (2020 MCFA) 49052349-v4

Exhibit B Changes to Organizational Documents Master Credit Facility Agreement Form 6001.MCFA Page 4 Exhibit K-1 04-18 © 2018 Fannie Mae STEADFAST (STAR) 2/PNC (2020 MCFA) 49052349-v4

EXHIBIT K-2 TO MASTER CREDIT FACILITY AGREEMENT ORGANIZATIONAL CERTIFICATE (Guarantor) I, the undersigned, ____________________, hereby certify as follows: Section 1. Position. I am the ________________ of [GUARANTOR], a __________________ (“Guarantor”), and I am authorized to deliver this Certificate on behalf of Guarantor. Section 2. Guaranty. Guarantor entered into that certain Guaranty of Non-Recourse Obligations, dated as of June 17, 2020, for the benefit of PNC Bank, National Association, a national banking association (“Lender”) (as amended from time to time, the “Guaranty”). The rights of Lender under the Guaranty have been assigned to Fannie Mae. This Certificate is issued pursuant to the terms of the Guaranty. Section 3. Due Authorization of Request. I hereby certify that no action by the [directors, general partners, manager, members or trustees, as applicable] of Guarantor is necessary to duly authorize the execution and delivery of, and the consummation of the transaction contemplated by the Request with respect to which this Certificate is delivered, or, if necessary, that attached as Exhibit A to this Certificate is a true copy of resolutions duly adopted at a meeting of the board of directors, partners or members, as the case may be, that authorize the action. Any such resolutions are in full force and effect and are unmodified as of the date of this Certificate. Section 4. No Changes. Since the date of the most recent Organizational Certificate delivered to Lender, or, if there are none, since the date of the Guaranty, there have been no changes in any of the Organizational Documents of Guarantor, except as set forth in Exhibit B to this Certificate, and Guarantor remains in existence and is duly qualified in the jurisdictions in which it is required to be qualified under the terms of the Guaranty. Section 5. Incumbency Certificate. One or more of the persons authorized to execute and deliver any documents required to be delivered by Guarantor in connection with the Request are as follows: Name Office Section 6. Capitalized Terms. All capitalized terms used but not defined in this Certificate shall have the meanings ascribed to such terms in the Master Credit Facility Agreement among (a) [BORROWER], a __________________ (“Borrower”); and (b) Lender dated as of June 17, 2020. Master Credit Facility Agreement Form 6001.MCFA Page 1 Exhibit K-2 04-18 © 2018 Fannie Mae STEADFAST (STAR) 2/PNC (2020 MCFA) 49052349-v4

Dated: ___________________, ____ [Remainder of Page Intentionally Blank] Master Credit Facility Agreement Form 6001.MCFA Page 2 Exhibit K-2 04-18 © 2018 Fannie Mae STEADFAST (STAR) 2/PNC (2020 MCFA) 49052349-v4

By: ______________________________ Name: Title: [Secretary/Officer] Master Credit Facility Agreement Form 6001.MCFA Page 3 Exhibit K-2 04-18 © 2018 Fannie Mae STEADFAST (STAR) 2/PNC (2020 MCFA) 49052349-v4

Exhibit A Resolutions See attached. Master Credit Facility Agreement Form 6001.MCFA Page 4 Exhibit K-2 04-18 © 2018 Fannie Mae STEADFAST (STAR) 2/PNC (2020 MCFA) 49052349-v4

Exhibit B Changes to Organizational Documents Master Credit Facility Agreement Form 6001.MCFA Page 5 Exhibit K-2 04-18 © 2018 Fannie Mae STEADFAST (STAR) 2/PNC (2020 MCFA) 49052349-v4

EXHIBIT L TO MASTER CREDIT FACILITY AGREEMENT CONFIRMATION OF OBLIGATIONS This CONFIRMATION OF OBLIGATIONS (the “Confirmation of Obligations”) is made as of __________________, by and among [BORROWER], a ____________________ (“Borrower”) for the benefit of PNC BANK, NATIONAL ASSOCIATION, a national banking association (“Lender”) and FANNIE MAE. RECITALS A. Borrower and Lender are parties to that certain Master Credit Facility Agreement, dated as of June 17, 2020 (as amended, restated or otherwise modified from time to time, the “Master Agreement”). B. All Lender’s right, title and interest in the Master Agreement and the Loan Documents executed in connection with the Master Agreement or the transactions contemplated by the Master Agreement have been assigned to Fannie Mae pursuant to that certain Assignment of Master Credit Facility Agreement and Other Loan Documents, dated as of June 17, 2020 (the “Assignment”). Fannie Mae has not assumed (i) any of the obligations of Lender once an agreement is made for Lender to make a Future Advance under the Master Agreement to make Future Advances or (ii) any of the obligations of Lender which are servicing obligations delegated to Lender as servicer of the Advances. Fannie Mae has designated Lender as the servicer of the Advances contemplated by the Master Agreement. C. Borrower has delivered to Lender a Release Request pursuant to the Master Agreement to release a Release Property from the Collateral Pool. D. Lender has consented to the Release Request. E. The parties are executing this Confirmation of Obligations pursuant to the Master Agreement to confirm that each remains liable for all of its obligations under the Master Agreement and the other Loan Documents notwithstanding the release of the Release Property from the Collateral Pool. NOW, THEREFORE, Borrower, in consideration of Lender’s consent to the release of the Release Property from the Collateral Pool and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, hereby agree as follows: Section 1. Confirmation of Obligations. Borrower confirms that, except with respect to the Release Property, none of its respective obligations under the Master Agreement and the Loan Documents is affected by the release of the Release Property from the Collateral Pool, and each of its respective obligations under the Master Agreement and the Loan Documents shall remain in full force and effect, and it shall be fully liable for the observance of all such obligations, notwithstanding the release of the Release Property from the Collateral Pool. Master Credit Facility Agreement Form 6001.MCFA Page 1 Exhibit L 04-18 © 2018 Fannie Mae STEADFAST (STAR) 2/PNC (2020 MCFA) 49052349-v4

Section 2. Beneficiaries. This Confirmation of Obligations is made for the express benefit of both Lender and Fannie Mae. Section 3. Capitalized Terms. All capitalized terms used in this Confirmation of Obligations which are not specifically defined herein shall have the respective meanings set forth in the Master Agreement. Section 4. Counterparts. This Confirmation of Obligations may be executed in counterparts by the parties hereto, and each such counterpart shall be considered an original and all such counterparts shall constitute one and the same instrument. [Remainder of Page Intentionally Blank] Master Credit Facility Agreement Form 6001.MCFA Page 2 Exhibit L 04-18 © 2018 Fannie Mae STEADFAST (STAR) 2/PNC (2020 MCFA) 49052349-v4

IN WITNESS WHEREOF, the parties hereto have executed the Confirmation of Obligations as an instrument under seal as of the day and year first above written. BORROWER: [INSERT BORROWER SIGNATURE BLOCK(S)] By: (SEAL) Name: Title: Master Credit Facility Agreement Form 6001.MCFA Page 3 Exhibit L 04-18 © 2018 Fannie Mae STEADFAST (STAR) 2/PNC (2020 MCFA) 49052349-v4